UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

Semi-Annual Reports

June 30, 2011

Penn Mutual Variable Products

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2011 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your financial professional to make sure that your asset allocation remains on target.

Stocks, after generating solid results during the first quarter of the year, remained relatively flat at the end of the second quarter despite increased volatility in May and June. This weakness in the equity markets was brought on mainly due to investor’s continued concerns about the strength of the economic recovery, the impact of the European sovereign and bank debt crisis, high unemployment, and the uncertainty over the weak housing markets. In this environment, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a positive 5.90 percent for the six-month period ending June 30.

Generally, mid capitalization stocks performed better on a relative basis during the six-month period than did small and large capitalization stocks. Mid capitalization stocks as measured by the Russell Midcap Index returned a positive 8.08 percent, while small capitalization stocks as measured by the Russell 2000 Index returned a positive 6.21 percent and large capitalization stocks as measured by the Russell 1000 Index returned a positive 6.37 percent. From a style perspective, growth-oriented stocks outpaced value-oriented stocks due largely to the poor performance of financial stocks during the time period. Worthy of note is the fact that REITs (real estate investment trusts), continued to perform well during the six-month period posting a positive return of 10.20 percent, as measured by the FTSE NAREIT Equity REIT Index.

Developed international markets, while solidly positive, slightly underperformed the broad U.S. market on a relative basis during the six-month period ending June 30. Similar concerns about the strength of the global economic recovery, violence in some countries in North Africa and the Middle East, debt woes across the euro zone, and a devastating earthquake and tsunami in Japan placed pressure on international equity markets. The world’s emerging markets did not fare quite as well as the developed markets due to ongoing concerns regarding inflation and sharp rises in commodities prices. Developed international stocks, as measured by the MSCI EAFE Index, produced a positive return of 5.35 percent during the six months ending June 30. In comparison, emerging market stocks returned a positive 1.03 percent during the same time period, as measured by the MSCI Emerging Markets Index.

The fixed income markets performed well overall in the second quarter and added to their gains for the year. U.S. Treasury returns, mainly in those with the longest maturities, were particularly strong due to weak economic data and demand for safe-haven assets amid renewed turmoil in European debt markets. Investment-grade corporate bonds and high yield issues also performed well for the six-month period ending June 30.

Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned a positive 2.72 percent and the Credit Suisse First Boston High Yield Bond Index returned a positive 4.83 percent during the six-month period ending June 30.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman

Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

The views expressed here are those of Peter M. Sherman, Chief Investment Officer, Penn Mutual, and should not be construed as investment advice. They are subject to change. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 1.25% for the period ending June 30, 2011. The Fund’s index, the Barclays U.S. Government/Credit 1-3 year Bond Index, returned 1.05% the same period.

Early in 2011 risk assets, which benefited from the second round of quantitative easing (QE2) and good year-end 2010 corporate earnings, outperformed U.S. Treasuries as better employment figures pressured Treasury yields higher. However, this trend reversed itself in the second quarter as investors became more concerned about the slowing U.S. economy and heightened sovereign financial and debt concerns in Europe.

During the April to June period, both consumption and manufacturing lagged earlier expectations. Consumer sentiment was hurt by high energy prices, a continuing decline in the housing market, and stubbornly high unemployment which was not helped by a poor monthly jobs creation number in May. Production was hindered by material supply chain disruptions out of Japan which resulted from the March earthquake and tsunami in that country. The economic slowdown produced a reduction in the Federal Reserve’s 2011 Gross Domestic Product (GDP) estimate in June. During the same time period, the sovereign financial and debt crisis in Europe regained momentum. Policymakers crafted a second Greek bailout program. However, market participants were not overly impressed and remained concerned that these problems will impact other countries in the Euro-zone. These negative developments produced a flight to quality as U.S. Treasuries outperformed almost all risk asset classes. As a result, the Fund performance benefited from its overweight position in U.S. Treasuries, duration positioning and underweight in risk assets including investment grade corporate bonds.

Moving forward, our market opinion is counter to consensus which looks for renewed economic growth following the recent “weak patch”, good corporate earnings growth and favorable capital markets conditions. We believe that the consumer is in the midst of a long-term deleveraging which will hurt demand and consumption for the foreseeable future. Since the consumer represents 70% of the domestic, we expect GDP growth to remain sub par. Current risk asset pricing incorporates strong growth. Over time we anticipate risk premiums for asset classes like corporate bonds will increase as earnings growth stalls and fundamentals begin to deteriorate.

In the interim, the Fund is positioned to benefit from a slow, disappointing growth environment, being modestly long duration versus its index and featuring a higher weighting to intermediate maturity U.S. Treasury obligations. This will work to the Fund’s advantage in a Treasury rally. Also, in consideration of the high quality composition of the Fund, it will also benefit from increasing risk premiums which will offer attractive investment opportunities over time.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
U.S. Treasury Obligations	47.7%
Corporate bonds	22.4%
Agency Obligations	13.5%
Commercial Paper	12.1%
Commercial Mortgage Backed	1.6%
Residential Mortgage Backed	1.4%
Asset backed	0.7%
Municipal Notes	0.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Quality Bond Fund returned 2.34% for the period ending June 30, 2011. The Fund’s index, the Barclays Capital U.S. Aggregate Bond Index, returned 2.72% over the same period.

Results for the Fund lagged those of its benchmark primarily due to the conservative composition of the Fund, both on a sector allocation and a security selection basis. During the first quarter, risk assets outperformed U.S. Treasuries thanks to the second round of Federal Reserve quantitative easing (QE2) and good year-end 2010 corporate earnings reports which buoyed investor exuberance and prompted them to reach for incremental yield. However, most of the second quarter was characterized by increasing investor concerns.

The domestic economy continued to slow and was pressured on both the consumption and production sides. Consumer sentiment was hurt by high energy and commodity prices, continued weakness in the housing market and a poor employment growth report for the month of May. Manufacturing was adversely impacted by global supply chain disruptions caused by the Japanese earthquake and tsunami in March and weather-related events in the U.S. As a result of slowing economic growth, the Federal Reserve lowered its 2011 Gross Domestic Product (GDP) forecast in June. Concurrently, the European sovereign crisis deepened as Greece rapidly approached default. In response, European and International Monetary Fund policymakers produced a second Greek rescue package to attempt to ward off contagion effects on countries like Ireland, Portugal, Spain and Italy. Investors were less than impressed though, understanding that bailout plan execution risk remained extremely high. The negative European headlines and slowing domestic economy resulted in U.S. Treasuries outperforming most risk assets during the second quarter. Only municipal bonds produced returns better than U.S. Treasuries as worries over state finances subsided. During this period, the Fund benefited from overweight positions in U.S. Treasuries and taxable municipal bonds, underweights in corporate bonds and commercial mortgage backed securities (CMBS) and its duration positioning.

Moving forward, we do not agree with the consensus market opinion. This opinion anticipates some form of a standard recovery with the domestic economy to rebound from the recent weakness to 3.5% growth over the next twelve-to-eighteen months. This expectation is tied to strong corporate earnings growth and a benign capital markets environment. We believe the economy is in the midst of a multi-year deleveraging, especially among consumers, which will consistently reduce demand below expectations. As a result, growth will be slower and inflation will be lower.

Another effect of slower growth will be declining corporate earnings growth and deteriorating fundamentals. Risk assets will be increasingly vulnerable to higher risk premiums as too many positive expectations are built into current pricing. This outlook, which favors higher quality assets like U.S. Treasuries over risk assets, will also benefit from negative market headlines related to the Euro-zone, U.S. debt ceiling negotiations, etc. The Fund is positioned to benefit from this scenario. Eventually, as risk premiums increase, the Fund’s underweight to risk assets will allow us to invest in attractive opportunities at more desirable entry points. Until spread widening creates these better buying opportunities, we will continue to carefully manage the Fund’s duration and selectively invest in attractive relative value opportunities.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
U.S. Treasury Obligations	40.3%
Residential Mortgage Backed	28.9%
Corporate Bonds	15.3%
Commercial Paper	6.0%
Commercial Mortgage Backed	3.2%
Agency Obligations	2.9%
Municipal Bonds	2.3%
Asset Backed Securities	0.6%
Municipal Notes	0.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 4.14% in the first half of 2011 while its benchmark, the Credit Suisse High Yield Bond Index, returned 4.83%.

Credit selection in energy, utilities, and broadcasting weighed on relative results, while credit selection in forest products and information technology contributed to performance.

The high yield market generated strong gains during the first several months of the year, followed by weakness at the end of the period largely due to macroeconomic developments. These included concerns over the U.S. economic recovery and a potential Greek sovereign debt default. Despite recent volatility stemming from risk aversion and heavy supply, the environment for below investment-grade bonds remained favorable from a fundamental perspective.

May set a record for high yield bond issuance as many dealers were caught with a substantial inventory of bonds and subsequently sold securities to reduce net positions. Additionally, the asset class experienced an intense two-week period of outflows in June, largely related to retail mutual funds. High yield companies continued to deliver solid operating results and improved financial flexibility. Defaults remained at historically low levels and credit quality upgrades outpaced downgrades by a wide margin.

Energy produced strong results for the six-month period. Credit selection and an underweight position in the sector detracted from performance versus the index. We increased our energy exposure based on strong fundamental prospects, especially for exploration and production companies such as Connacher Oil & Gas and OGX.

Security selection in utilities subtracted from relative performance, partially due to our underweight in top-performing Energy Future Holdings (formerly TXU). We increased our position after becoming more constructive on the firm’s medium-term credit outlook. More recently, our position in TEPCO, Japan’s largest power provider, weighed on relative results.

Although posting solid results over the six months, broadcasting did not hold up as well as other sectors. However, we continue to overweight the sector due to the ongoing rebound in advertising revenue. Our overweight exposure to Univision Communications hurt relative performance as high yield investors sold large, highly liquid issues to help cover outflows in June. This Spanish-language television broadcaster provides advertising access to the fastest growing population segment in the U.S.

Credit selection in forest products contributed to performance. The Fund benefited from the merger of paper companies Rock-Tenn and Smurfit-Stone Container. In the second quarter, avoiding Sino Forest and NewPage aided results.

Positive credit selection in the information technology sector was partly attributable to our holding in Alcatel-Lucent. This telecommunications equipment producer posted one of its best profits ever for the fourth quarter of 2010 in response to ongoing expansion in smartphone usage.

Many of the macroeconomic challenges that slowed high yield momentum during the second quarter remain largely unresolved. Our investment team believes that the Fund’s sizable absolute exposure to defensive sectors, such as energy, health care, wireless communications, and services, should provide stability if volatile market conditions resurface.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Bonds
Credit quality – B rated	33.1%
Credit quality – BB rated	33.5%
Credit quality – BBB rated	4.4%
Credit quality – CCC rated	8.9%
Credit quality – below CCC rated	15.7%
Not rated	0.3%
Equity securities	4.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 5.83% for the six-month period ending June 30, 2011, compared to its benchmarks the S&P 500 Index’s return of 6.02% and the Merrill Lynch Corporate/Government Index’s return of 2.69%.

Stocks were the strongest-performing asset class in the Fund. Our bond holdings also posted a positive return and outpaced their benchmark, and our holdings in convertibles turned in a positive return as well, but they lagged their benchmark. On an absolute basis, the traditionally defensive health care and consumer staples sectors were large contributors to performance. There were no sectors that detracted from absolute returns during the six-month period.

U.S. stocks produced solid gains in the first half of 2011, supported by a strengthening economy, healthy corporate earnings, and merger activity. Stocks stumbled in May and June, however, on mixed U.S. economic data and Greece’s continuing debt crisis. Most U.S. bond segments produced good returns in the first half, though much of those gains came in the last three months as economic recovery appeared to stumble. High yield bonds fared best for the period as a whole, but investors began shifting to less-risky bond sectors as the period came to a close.

During the last six months, our allocation toward stocks increased. As the equity market pulled back in the second quarter, we took the opportunity to add on weakness, adding to select holdings in the consumer discretionary, energy, and industrials and business services sectors. To make room, we decreased our weight in convertibles. Fixed income allocation increased slightly.

Health care was a leading absolute contributor to performance, as the sector was the strongest performing in the index. Investors reacted favorably to a new CEO at Pfizer, as well as to Thermo Fisher Scientific’s announcement of plans to acquire Phadia. Holdings within the consumer staples sector also aided absolute returns, with companies such as PepsiCo, Kellogg, and General Mills providing a boost to returns. The industrials and business services sector also aided absolute returns due to stock selection.

On an absolute basis, no sectors detracted from performance. However, individual detractors to absolute returns included holdings in the commercial bank industry, such as US Bancorp and Wells Fargo. Other detractors included information technology giant Hewlett-Packard, discount retailer Kohl’s, and General Motors.

We believe we have returned to a stock picker’s market, where identifying firms with good cash flows and the potential to increase dividends will play a large role in returns. Overall, despite the health of the corporate sector, we expect equity returns to be generally muted from here, as equity valuations appear reasonable but less compelling than they were at the beginning of 2010. Within other asset classes, we are finding fewer compelling investment opportunities than we were a year ago. The convertibles market has climbed closer to fair value, and high yield bond yields have narrowed relative to Treasuries. However, we continue to find leveraged loans attractive.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	14.4%
Technology	14.3%
Consumer Staples	14.0%
Industrials	12.4%
Consumer Discretionary	11.6%
Health Care	10.6%
Energy	10.5%
Corporate Bonds	6.0%
Telecommunications	2.2%
Preferred Stocks	1.7%
Materials & Processing	1.7%
Utilities	0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

BALANCED FUND

The Penn Series Balanced Fund returned 4.35% for the six-month period ending June 30, 2011, compared to its benchmarks, the S&P 500 Index’s return of 6.02% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.72% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/11

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE GROWTH STOCK FUND

The Penn Series Large Growth Stock Fund returned 4.86% for the six-month period ending June 30, 2011, compared to the 6.83% return for its benchmark, the Russell 1000 Growth Index.

Stock selection and sector weighting both contributed to relative underperformance of the Fund. The energy, telecommunication services, and health care sectors were the primary detractors. The information technology, financials, and materials sectors were the leading outperformers.

Stock selection in energy was by far the primary detractor from relative performance. Peabody Energy, the largest U.S. coal producer, suffered from macroeconomic concerns and problems with a mine in Colorado. The company has significant operations in Australia that supply coal to China, a business facing higher costs and tightening of the Chinese economy. Murphy Oil, a global oil and gas exploration and production company, reported sharply decreased earnings as it announced that a prospective well turned out to be dry. As the firm announced plans to sell refineries and concentrate on production, we eliminated our position. Cameron International, maker of oil and gas pressure control equipment, was hurt by cost overruns on an undersea project and sanctions in Libya.

Telecommunication services underperformed on stock selection and a notable overweight to the worst performer in the Russell benchmark. Tower companies, including Crown Castle International, declined on fears of further consolidation among wireless services providers. After AT&T’s announced acquisition of T-Mobile, investors worried that it could lead to decommissioning of some tower sites.

Information technology was the leading outperformer, driven by stock selection. Baidu, owner of China’s most popular online search engine, is benefiting from growth in advertising spending and use of social networks. The company also experienced strong results from its new keyword advertising system. Shares of credit card companies, including MasterCard, soared after the Federal Reserve announced limits on swipe fees that were more beneficial to card companies than anticipated. Shares of Tencent Holdings, China’s largest Internet company, rose on moves to increase its presence in Web games and expand to new areas such as a micro-blog service and daily e-mail deals.

Financials outperformed on stock selection. American Express recently announced earnings that highlighted its growth in card member spending and improvement in credit. Loan growth for the firm turned positive in the second quarter. Franklin Resources, an investment management holding company that includes the Franklin and Templeton mutual fund families, beat analyst estimates as stronger equity markets helped to boost management fees.

The U.S. economy hit a soft patch in the second quarter due to weaker consumer demand and meager employment gains. However, we believe that economic growth will accelerate in the second half of the year. Lower fuel costs, a rebound in Japanese demand for U.S. products, and stabilizing home prices should create more jobs and higher consumer spending. We believe the Federal Reserve will likely begin raising interest rates next year. We remain optimistic about the outlook for stocks over the intermediate term. We have confidence in our propriety research and in our ability to identify solid companies in dynamic industries, with the potential for sustainable, long-term growth.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	31.4%
Consumer Discretionary	17.8%
Industrials	17.4%
Energy	8.2%
Health Care	7.0%
Financials	6.7%
Materials & Processing	5.6%
Telecommunications	3.8%
Consumer Staples	2.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 3.12% for the six-month period ending June 30, 2011, compared to the 6.83% return for its benchmark, the Russell 1000 Growth Index.

During the first half of the year, the stock market turned more risk averse. The most noticeable difference was the re-emergence of volatility as the “risk on, risk off” trade dominated the market, not only for equities but also in the currency and commodity markets. The spike in volatility resulted from increased uncertainty about European government debt, a continued aversion to risk among investors, worries about disappointing U.S. and global economic data, and the June 30 end of the Federal Reserve’s second round of quantitative easing, popularly known as QE2. Partially offsetting these events was the continued strength in corporate profits and strong balance sheets flush with cash.

In January, protests in the streets of Egypt prompted fears of possible supply shortages of oil. Continued growth of emerging market economies, the federal deficit and increasing food prices stoked fears of rising inflation. Despite these headwinds, the S&P 500 Index marched higher gaining 2.4%. In February, the governments in Egypt and Tunisia were toppled sending oil above $100 a barrel, but the S&P 500 Index still posted a healthy gain of 3.4% for the month. Then in the month of March, investors digested more news of unrest in the Middle East, a NATO backed coalition against Libya and an earthquake which triggered a tsunami that crippled several Japanese nuclear power plants. Here again, the S&P 500 Index managed to notch a modest gain for the month. For the first quarter, the S&P 500 Index generated a gain of 5.92% in what would charitably be termed an unfavorable environment for equities from a macro-perspective. The volatile conditions of the second quarter saw initial growth in the stock market, then a downward trend, and then an end-of-quarter rally to finish the second quarter with a gain of 0.10%.

Six of the nine economic sectors in which the Fund is invested generated positive returns for the semi-annual period. On a relative basis, the health care and materials and processing sectors contributed while the technology and consumer discretionary sectors detracted. The main contributors to relative performance within the health care sector were Valeant Pharmaceuticals, Shire and Allergan. Celanese, Cliffs Natural Resources and Precision Castparts were the main contributors within the materials and processing sector. Within technology, the semiconductor

(Broadcom), information technology services (Cognizant Technology Solutions) and telecommunications equipment industries (Ciena) detracted. Google, General Motors and Manpower were the main detractors within the consumer discretionary sector.

The economy has hit a soft patch recently, but we think it’s a temporary blip, similar to the one that occurred in the spring of 2010. We expect the economy to pick up steam as the year progresses, driven by a modest increase in consumer spending and continued growth in business spending. We think earnings, which have been a prime catalyst of the bull market since early 2009, should grow nearly 15% this year and in the high single digits next year. Also, we think stocks may benefit from the third year of the presidential-election cycle.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	34.0%
Consumer Discretionary	15.4%
Industrials	13.2%
Healthcare	11.2%
Energy	10.7%
Materials & Processing	5.9%
Consumer Staples	5.1%
Financials	4.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE GROWTH FUND

The Penn Series Large Core Growth Fund returned 5.01% for the six-month period ending June 30, 2011, compared to the 6.83% return for its benchmark, the Russell 1000 Growth Index.

Despite volatility during the period, this process again uncovered unique growth opportunities such as UnitedHealth Group, a provider of health insurance and benefit programs. Overall health care utilization rates have declined in recent years, a situation which benefits insurers as fewer claims are filed. Those utilization trends continued through 2011 with unemployment rates failing to budge off their elevated levels. In addition, earnings visibility improved as many pieces of health care reform legislation were finalized. With this favorable backdrop, we increased our holding in United at the beginning of 2011 and this conviction was rewarded during the first half of the year. Allergan was another health care holding that outperformed during this period. The company is well known for its Botox compound which continues to find a wide range of applications outside of cosmetic procedures. In addition to recent approval for treating migraine headaches, Botox is currently being studied for the treatment of over-active bladder and general pain relief. Investors reacted positively to the expanded revenue potential of this blockbuster product.

One of the most direct results of an improving economy is the willingness of corporations to spend on advertising. CBS Corp. is among the best ways to play the local and national ad recovery, a fact that helped contribute to the stock’s 50% increase during the first half of the year. DIRECTV has been successful in attracting new subscribers, gaining market share from traditional cable companies and growing the amount of revenue it earns per subscriber.

Stock selection in the energy sector was the largest detractor to performance during the first half of 2011. A retreat in the prices of exploration and production company shares was no surprise as oil prices declined due to lower global demand and the release of strategic reserves. As a result, our positions in Newfield Exploration and Hess detracted from returns. Even at lower oil prices, we believe the opportunities for these holdings remain positive.

Stock selection in the industrials sector was also a detractor to performance. In particular, shares of machinery companies AGCO, Eaton and Cummins softened on concerns of slower global growth and declining commodity prices. AGCO’s main competitors were operating at full capacity which positioned AGCO to take market share. During the period, the thesis proved correct as the company reported both revenues and earnings well ahead of investor expectations. Sales into the European market were the largest driver of revenue and margins. However, more recently, severe droughts in Europe and flooding in the United States have caused farmers to delay new equipment purchases. This caused temporary pressure on the shares but did not significantly impact our thesis on AGCO. Despite reporting better than expected revenue and earnings during the quarter, shares of Eaton softened on general economic concerns.

We continue to believe that superior growth will prove scarce in 2011 and strong gains will accrue for companies with true secular growth. We continue to believe that capital spending will be unlocked, product innovation created, and share gainers rewarded. Balance sheets remain strong and margins have room to expand. We are excited for our companies to report results and guide investors to the growth our bottom-up research has discovered. And as the earnings estimates of other investors approach our numbers, we will gladly trim our positions and let our process turn over the next growth idea.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	32.7%
Industrials	17.0%
Consumer Discretionary	16.2%
Energy	13.0%
Healthcare	11.6%
Financials	4.3%
Consumer Staples	1.9%
Telecommunications	1.8%
Materials	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 5.88% for the six-month period ending June 30, 2011, compared to the 5.92% return for its benchmark, the Russell 1000 Value Index.

Overall, the recovery from the global financial crisis continued during the reporting period. Improvements in consumer spending, business investment and the employment picture in the U.S. led the Federal Reserve in early 2011 to upgrade its Gross Domestic Product (“GDP”) forecast for 2011. Similarly, the European Central Bank around the same time increased its growth forecast, and the International Monetary Fund (“IMF”) provided an estimate that emerging markets would produce strong growth in 2011, although at a decreased rate from 2010. Real GDP growth during the calendar first quarter of 2011 was positive year-on-year in the U.S. and especially so in the larger economies of the euro zone. Corporations reported strong earnings growth and analysts raised their earnings forecasts. In general, corporations continued to make progress deleveraging their balance sheets and corporate cash levels continued to rise.

During the period, National Semiconductor was the top performing stock within information technology and the top performing stock for the Fund overall. Shares of the stock rose substantially higher following an announcement that Texas Instruments planned to acquire the company for $25 per share in an all-cash transaction valued at approximately $6.5 billion. Within the health care sector, managed health care firms Humana and WellPoint were among the top contributors to Fund performance, as fears over the new health care overhaul abated to a degree. Both firms raised their 2011 forecasts and reported earnings that beat Wall Street expectations. Within the energy sector, integrated oil and gas company Chevron and oil and gas equipment and service provider Halliburton led in terms of positive contributors. Both companies benefited from rising oil prices and increased demand. Viacom within consumer discretionary performed well for the Fund, as the stock climbed to new highs primarily due to the popularity of programming on its Nickelodeon and MTV stations. We exited our positions in Halliburton and National Semiconductor by period end.

Investment banking and brokerage firm Goldman Sachs Group was a significant detractor to Fund performance during the reporting period, as was diversified bank Wells Fargo & Co. The Fund’s holdings in these two firms underperformed amidst uncertainty over the future of the global economic recovery and disappointing earnings. Financials was the weakest performing sector of the Index. Within consumer discretionary, the weakening U.S. economy and a pessimistic American consumer adversely affected the stock performance of apparel retailer Talbots and general merchandiser Target. Consumers cut back on spending even at discount retailers, as unemployment remained elevated and commodity prices soared. The souring economy also negatively impacted the stock of Ford Motor. As the overall stock market slumped towards the end of the period against the backdrop of a renewed crisis in Greece and lower U.S. GDP numbers, Ford announced that its light-vehicle deliveries fell much more than was expected, sending the stock price substantially lower.

At period end, relative to the Index, the Fund had significant overweight positions in the materials, health care and consumer discretionary sectors. The Fund was also overweight utilities. The Fund had its largest relative underweight in financials and was underweight to a lesser degree in telecommunication services, industrials, information technology, energy and consumer staples when compared to the Index.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	23.6%
Health Care	15.7%
Energy	11.8%
Consumer Discretionary	11.3%
Utilities	8.5%
Industrials	7.7%
Technology	6.8%
Consumer Staples	6.4%
Materials & Processing	6.0%
Telecommunications	2.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE VALUE FUND

The Penn Series Large Core Value Fund returned 2.69% for the six-month period ending June 30, 2011, compared to the 5.92% return for its benchmark, the Russell 1000 Value Index.

Broad-based unfavorable stock selection results during the first quarter 2011 were the primary driver of underperformance over the first six months of 2011. Sector allocation results, particularly the Fund’s underweight exposures to the utilities and consumer staples sectors, were a drag on relative performance during the period.

Disappointing stock selection results in the more cyclical energy, consumer discretionary, and materials sectors weighed on relative results. In energy, overweight positions in Peabody Energy and Alpha Natural Resources along with not owning Chevron, one of the largest components of the Index, detracted. Within consumer discretionary, positions in retailers Target and Best Buy and cruiser operator Carnival hurt relative performance. In materials, weakness in shares of Freeport-McMoRan Copper & Gold, one of the largest contributors to performance in 2010, hurt results over the first six months of 2011.

Favorable stock selection decisions in information technology and industrials helped to partially offset relative losses. Information technology holdings Accenture and IBM both posted double-digit gains during the first half of the 2011. Within industrials, positions in technology products and services provider United Technologies and rail operator Union Pacific aided results. Other strong contributors to portfolio performance included financial services firm American Express and healthcare services provider UnitedHealth Group.

The equity markets corrected for most of the second quarter as investors rotated to defensive segments on fears of weaker economic growth. However, the correction was less severe than what we witnessed last year when investors lowered equity exposure on fears of a double-dip recession. Our view is that this year’s economic weakness reflects a typical mid-cycle slowdown, or “soft landing.” We believe the economy has made a transition to an expansion phase, that the probability of a recession is low, and that the recent “soft patch” was influenced by a number of temporary factors.

Inherent risks remain, however, including U.S. debt, international debt, the Middle East, a potential China slowdown, the U.S. housing market and persistently high unemployment. We do not believe that either fiscal or monetary policies will move aggressively tighter with the 2012 election on the horizon, nor do we believe that there is a great deal of interest in additional quantitative easing. With accommodative fiscal and monetary policies, strong corporate profits and balance sheets, and ample liquidity in the system, we believe a double dip recession is remote in the short term.

While the third year of a bull market has historically had more modest equity gains, we believe this year’s opportunity for outperformance is in large-capitalization stocks which, along with high-profitability companies, have underperformed for years and currently trade at relatively high discounts to small-capitalization stocks. The superior balance sheets of large-cap companies may become more important when credit conditions are not as benign and large-capitalization companies often have more pricing power in inflationary environments. Due to their size and the breadth of their businesses, large-cap companies have historically participated more in global growth versus smaller-cap companies, which are often more domestically oriented.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	26.1%
Energy	13.8%
Healthcare	13.0%
Industrials	9.9%
Consumer Discretionary	8.4%
Consumer Staples	8.0%
Technology	8.0%
Materials	4.6%
Utilities	4.4%
Telecommunications	3.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned 5.83% for the six-month period ending June 30, 2011, compared to the 6.02% return for its benchmark, the S&P 500 Index.

Although U.S. equities hesitated in early April amid a dip in the Institute for Supply Management (ISM) services index and a slump in small business confidence, a steady diet of healthy first-quarter earnings reports easily got share prices back on track. There were signs of malaise beneath the surface, however, as defensive sectors were starting to perform better and smaller stocks did not recover their swagger as readily as they had during the March volatility that was linked to Japan. The new vulnerabilities came home to roost during May, when weekly jobless claims surged and housing data deteriorated afresh. Share prices continued to slide through most of June, as the unemployment rate rebounded to 9.1%, its highest level of 2011, and consumer price inflation reached 3.6%, its highest point since October 2008. Core inflation also continued its steady climb, damping investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of its second round of quantitative easing (QE2) at the end of June. The only relief for equity holders came late in the month with the announcement that crude oil in storage would be allocated to the marketplace. Developments in Europe provided an additional boost to sentiment, as competing interests seemed to come together on a financing plan for Greece that would buy the country at least a few months of time to shore up its budget. The late June rally in U.S. stocks was sharp enough that the S&P 500 Index, which still lost 1.7% for the month, eked out a marginal second-quarter gain of 0.1% that lifted its year-to-date return to a thoroughly respectable 6.02%.

Even though the S&P 500 recovered smartly in late June to post only a mild loss for the month, not a single one of its ten major sector constituents managed to finish in the black. While all groups declined in June, six out of ten outperformed the index. The notable laggards in June were financials, consumer staples, and information technology. Financials remained unpopular as investors fretted about increased regulatory headwinds, muted business prospects, and lingering costs associated with impaired mortgages. Consumer staples slipped in June after a strong turn in April and May, when investors found appeal in their dividend income and defensive character. Despite enthusiasm surrounding new internet-related names like LinkedIn and Pandora, technology stocks were held back in

June by lackluster performance among the larger incumbents. Hardware makers struggled amid worries about sluggish personal computer sales, and the technology sector was also an underperformer on a three-month and year-to-date basis.

The top sector performers in June were utilities and consumer discretionary, each of which finished just shy of flat for the month. Consumer discretionary benefited in June from strength in education and apparel names, and despite ongoing concerns about employment, the sector was a solid outperformer both for the second quarter and for the full first half. After a lackluster performance during the first quarter when bonds were out of favor, utilities continued to attract interest as an income vehicle through the spring. A revival of interest in dividend-rich pharmaceutical names helped the health care group take an ample year-to-date lead as well. The year-to-date runner-up was energy, which was the only other S&P sector to reach double digits in the first half of 2011. But energy had already achieved that milestone in the first quarter, and it endured a decline in the second quarter as energy prices eased back and investors shifted their portfolios towards issues that were less sensitive to the economy.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	17.8%
Financials	15.1%
Energy	12.7%
Healthcare	11.7%
Industrials	11.2%
Consumer Discretionary	10.7%
Consumer Staples	10.7%
Materials & Processing	3.6%
Utilities	3.4%
Telecommunications	3.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 9.35% for the six-month period ending June 30, 2011, compared to the 9.59% return for its benchmark, the Russell Midcap Growth Index.

During the first half of the year, the stock market turned more risk averse. The most noticeable difference was the re-emergence of volatility as the “risk on, risk off” trade dominated the market, not only for equities but also in the currency and commodity markets. The spike in volatility resulted from increased uncertainty about European government debt, a continued aversion to risk among investors, worries about disappointing U.S. and global economic data, and the June 30 end of the Federal Reserve’s second round of quantitative easing, popularly known as QE2. Partially offsetting these events was the continued strength in corporate profits and strong balance sheets flush with cash.

All nine of the economic sectors in which the Fund was invested generated positive returns for the six month period ending June 30, 2011. On a relative basis, the consumer staples and health care sectors contributed while the consumer discretionary and energy sectors detracted. Within consumer staples, Green Mountain Coffee Roasters and Hansen Natural Corp. led the way. The pharmaceuticals (Valeant Pharmaceuticals) and managed health care (Amerigroup) industries were the main contributors within the health care sector. The main detractors within consumer discretionary were WMS Industries, Guess? and Royal Caribbean Cruises. Alpha Natural Resources, Cameron International and Whiting Petroleum were the main detractors within the energy sector.

The economy has hit a soft patch recently, but we think it’s a temporary blip, similar to the one that occurred in the spring of 2010. We expect the economy to pick up steam as the year progresses, driven by a modest increase in consumer spending and continued growth in business spending. We think earnings, which have been a prime catalyst of the bull market since early 2009, should grow nearly 15% this year and in the high single digits next year. Also, we think stocks may benefit from the third year of the presidential-election cycle. Since 1955, the S&P 500 Index has advanced an average of 18% in the third year of the election cycle, with no losing years.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	26.9%
Consumer Discretionary	15.7%
Healthcare	15.3%
Industrials	12.6%
Energy	9.0%
Materials & Processing	7.5%
Financials	7.1%
Consumer Staples	5.2%
Telecommunications	0.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 5.80% for the six-month period ending June 30, 2011, compared to the 6.69% return for its benchmark, the Russell Micap Value Index.

After a sharp sell-off in March followed by an equally sharp recovery in April, stocks sold off again into early June due, in our opinion, to political and economic concerns regarding the Greek financial crisis and possible impacts on other European economies, signs of a flagging U.S. economic recovery, slowing conditions in China, spreading Middle East unrest and a spike in crude oil prices. However, a rally late in June, triggered in part by the Greek government’s approval of a European Union austerity program and retreating oil prices, helped stocks regain most of the lost ground.

Health care sector holdings, primarily HMO’s whose earnings will likely continue to benefit from low health care utilization due to the slow economic recovery had the most positive impact on relative returns. Utilities sector holdings also enhanced relative returns. Utilities were the third best performing Russell Midcap Index sector due to the favorable impact of low interest rates on industry fundamentals and investors migration into more defensive sectors.

The information technology sector investments underperformed by a substantial margin largely due to sharp declines in several of our holdings. Energy sector investments also disappointed as volatile oil prices penalized exploration and production companies, which are particularly sensitive to changes in energy prices. The Fund’s substantial underweight in consumer staples, the benchmark’s second best performing sector also undermined relative returns.

We have not made any significant changes to the Fund’s sector allocation. Its principle overweights are in energy and health care. Its substantial underweight is in financials and consumer staples. Our primary focus remains on identifying individual stocks in all sectors that are trading at compelling discounts to normalized earnings.

Economic data in the second quarter has proven to be somewhat mixed, reflecting a number of cross-currents. U.S. unemployment claims have remained elevated, the housing industry remains moribund, and consumer sentiment has been marred by higher gas and food prices. A series of rate hikes in China aimed at cooling inflation have slowed growth there and hit a range of commodities prices. The effects of the Japanese earthquake negatively impacted the auto and semiconductor industries earlier in the second quarter and last year’s concerns over European debt have reemerged.

On the other hand, U.S. manufacturing data remain relatively strong, corporate profits are healthy, balance sheets continue to improve, bank lending is slowly recovering, interest rates are likely to remain low for the foreseeable future, and we anticipate the second quarter’s economic headwinds to ultimately prove more temporary than longer-lasting. These factors coupled with what we consider reasonable valuations, seem to suggest potential for continued upside for the broad averages.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	27.2%
Consumer Discretionary	14.9%
Industrials	12.2%
Energy	11.9%
Health Care	9.7%
Utilities	9.2%
Technology	7.8%
Materials & Processing	4.6%
Consumer Staples	2.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CORE VALUE FUND

The Penn Series Mid Core Value Fund returned 8.09% for the six-month period ending June 30, 2011, compared to the 6.69% return for its benchmark, the Russell Midcap Value Index.

During the six month period, positive stock selection within the energy sector was the largest contributor to relative performance. Shares of El Paso Corp., a natural gas producer and pipeline operator, rallied after the company said it would spin off its exploration and production business and retain its pipeline operations to become separate, publicly traded companies. EQT Corp., another natural gas company, experienced strong financial performance, buoyed by higher production at its Marcellus shale operations and contributed to the Fund’s performance during the period. The Fund’s significant overweight within the strong performing health care sector, along with positive stock selection within materials, also helped performance. Within materials, Temple-Inland, a corrugated packaging company, rose after International Paper Co. offered to buy Temple at a premium.

The largest detractor to relative performance during the six month period was poor stock selection within the financials sector. PartnerRe Ltd., a Bermuda-based reinsurance company, suffered from increased expenses incurred due to the Japan earthquake. A significant underweight within utilities, which was a relatively strong performing sector, along with poor stock selection, also detracted from performance. Shares of Questar, a natural gas utility, were hurt by higher operating costs. In addition, a sector underweight, along with negative stock selection, within the consumer staples sector hurt the portfolio’s relative performance.

We continue to seek out high-quality companies with positive fundamentals and attractive valuations in this slowly recovering economic environment. Materials is now the Fund’s largest overweight, as we expect that global demand will remain strong. We increased the Fund’s overweight to energy, as we expect the sector to benefit from sustainable high global demand. Health care also remains a large overweight, with a focus on companies that likely would benefit from health care reform. Financials is the largest underweight, although the Fund is overweight the commercial banks and capital markets segments. The utilities sector remains an underweight, and we have minimal representation in the consumer staples industry, as we continue to find better investment opportunities elsewhere.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	16.8%
Industrials	16.7%
Consumer Discretionary	14.2%
Energy	13.2%
Materials & Processing	13.1%
Health Care	12.8%
Technology	6.8%
Utilities	2.8%
Consumer Staples	2.5%
Telecommunications	1.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP GROWTH FUND

The Penn Series SMID Cap Growth Fund returned 4.40% for the six-month period ending June 30, 2011, compared to the 10.25% return for its benchmark, the Russell 2500 Growth Index.

During the first half of 2011, stocks in the areas of health care were the main contributors to the Fund. Holdings in consumer discretionary and information technology underperformed the benchmark during the period.

Stock selection in the health care sector contributed to returns. Valeant Pharmaceuticals International, a specialty pharmaceutical company which develops and manufactures products in the areas of neurology, dermatology and branded generics, joined with Biovail with a goal of becoming the leading specialty pharmaceutical company in the world. Management announced that the merger benefits would be completed one year earlier than expected and the market reacted positively on this news. Higher premiums and lower medical costs helped HealthSpring, a managed care company, return over 21 percent during the first half of the year. Despite low levels of health care utilization, the company posted better than expected membership gains. Pharmasset once again contributed handsomely to the Fund by appreciating 66 percent during the period. The company announced a new clinical trial with a wholly owned compound for the treatment of Hepatitis C. Compared to the current therapy they license to Roche, this drug would have better efficacy and less chance of relapse based on early trial results. In addition, the company would realize 100 percent of the revenues with the wholly owned compound rather than the royalty arrangement currently in place with Roche.

Stocks in the consumer discretionary sector detracted from performance and the Fund’s relative overweight position hurt the sector. Scientific Games, a global provider of gaming technology and services to lotteries, signed a Colorado instant lottery contract, but ongoing uncertainty regarding long stalled international contracts continues to hamper the company. Coinstar, a provider of automated retail kiosks, including DVD rental and coin services, underestimated the conversion rate to Blu-ray leaving it with an oversupply of the DVD’s and contributing to a negative earnings surprise. We reviewed the company’s fundamentals and, based on inventory management concerns, decided to exit the position for better opportunities.

Stock selection in the information technology sector also proved to be a challenge during a seasonally volatile time for the sector. Lumpy revenue streams and/or lofty expectations tested a few holdings during the period. Ciena was down after delayed revenue recognition and higher expenses caused earnings to miss expectations. SuccessFactors, a human resources “cloud computing” software provider, also detracted from portfolio performance. The stock maintains a premium valuation due to the company’s high organic growth rate.

We often discuss with our clients the importance of executing our investment process with discipline and precision: regardless of the market environment, we will seek superior earnings growth, a bottom-up research “edge”, and attractive valuations; and we will weight positions based on research conviction and find balance through portfolio construction. This is never more important than after periods like the recent quarter. We continue to believe that superior growth will prove scarce in 2011 and strong gains will accrue for companies with true secular growth.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	27.9%
Industrials	20.9%
Consumer Discretionary	18.0%
Healthcare	16.0%
Energy	7.4%
Materials	4.5%
Financials	3.6%
Telecommunications	1.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP VALUE FUND

The Penn Series SMID Cap Value Fund returned 4.30% for the six-month period ending June 30, 2011, compared to the 6.10% return for its benchmark, the Russell 2500 Value Index.

Equity markets were volatile over the first half of the year, as concerns about the global economic recovery and sovereign debt issues grew. In an echo of the second quarter of 2010, renewed fears that the economic recovery was sputtering drove many equity markets down.

Within the Russell 2500 Value Index the consumer growth, energy and utilities sectors performed best. For the period, the Fund rose in absolute terms but underperformed its benchmark for the period. Security selection drove the performance deficit. Stock selection in the consumer growth, consumer cyclicals and energy sectors detracted most from performance. Stock selection in the capital equipment and industrial resources sectors as well as an underweight position in financials contributed.

Broad-based weakness in stock-selection reflected market aversion to the type of stocks we own: deeper value securities. The list of top five detractors included cyclically sensitive stocks such as Forest Oil, Jones Group and AU Optronics. Platinum Underwriters and Comerica completed the list.

The top contributors by stock were varied by sector and included Southern Union, AMERIGROUP, Kinetic Concepts, Molina Healthcare and General Cable. Shares of Southern Union were buoyed by two separate bids to acquire the company during the second quarter.

Our research suggests that many of our holdings have profit improvement opportunities that are independent of overall economic recovery. The Fund’s sector mix remains highly diversified across broad economic sectors and, as a whole, is at a significant discount to its value benchmark, with similar quality, as shown by return on equity.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	26.1%
Consumer Discretionary	16.3%
Technology	13.3%
Utilities	9.8%
Energy	9.4%
Industrials	8.2%
Materials	6.1%
Healthcare	5.4%
Consumer Staples	5.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 10.03% for the six-month period ending June 30, 2011, compared to the 8.59% return for its benchmark, the Russell 2000 Growth Index.

Natural gas E&P company Petrohawk Energy continued to show strong capital discipline while garnering a great deal of respect for its outstanding operational performance, despite natural gas prices having remained mostly flat for the period.

Photo social network Shutterfly strengthened its dominance in their market with their acquisition of tinyprints, a move we view as brilliant. The company has shown significant traction in selling higher value-added products outside of traditional prints, a trend that has bolstered operating margins and expanded the lifetime value of their customers.

Atheros Communications and Terremark Worldwide were two of the largest contributors to the Fund for the period. Both companies agreed to be acquired at healthy premiums in January, by Qualcomm and Verizon, respectively.

Verizon acquired Terremark in order to round out their offerings to clients (both corporate and public) on the managed services and data center front. Because Verizon was one of Terremark’s largest customers, the acquisition made a great deal of sense vertically. Terremark was also a top ten position in the Fund at the time of the announcement.

Software maker Broadsoft provides enterprise and residential clients the ability to switch from traditional voice phone service to a fully integrated all-IP phone system. The company showed tremendous operating leverage as it reported fourth quarter earnings and the stock significantly outperformed. With an immense market opportunity and a highly favorable competitive landscape, we believe the risk/reward continues to be compelling.

Health management company Medifast was the Fund’s top detractor for the period. We grew concerned when the company delayed its earnings announcement due to a change in auditors, requiring a review of past cost accounting methods. This combined with a concern over the achievability of their growth targets caused us to seek better options elsewhere.

Pharmaceutical company Durect declined in June as approval for one of its partnered drug candidates, Remoxy, was again delayed due to manufacturing inconsistencies.

Though this wasn’t unexpected, the length of delay seemingly beyond a year was clearly a disappointment. Despite this setback, other products in Durect’s pipeline continue to show promise and we believe the ultimate FDA approval of Remoxy is more an issue of when, not if.

North American Energy, which provides mining and pipeline installation services to oil sands operators, announced it will take the writedown due to a halt in production at a major project in Alberta after a fire in early January. It had been working on the project with a zero-profit margin, which will hurt its cash flow down the line. We sold our position during the period as well.

From a portfolio positioning standpoint, we remain overweight energy and industrials and underweight consumer staples, financials and health care.

Independence Capital Management, Inc.

Investment Adviser

Allianz Global Investors Capital

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Technology	25.5%
Industrials	19.1%
Healthcare	17.1%
Energy	14.2%
Consumer Discretionary	13.5%
Materials & Processing	6.3%
Financials	4.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 6.66% for the six-month period ending June 30, 2011, compared to the 3.77% return for its benchmark, the Russell 2000 Value Index.

Stock selection in the consumer discretionary and financial sectors contributed positively to performance, whereas stock selection in the materials and health care sectors detracted from performance.

In the first quarter, stock selection in the Fund was the strongest in the consumer discretionary sector for the quarter. One top performing stock within this sector was Fossil, Inc. a manufacturer of watches and accessories. Fossil continued to benefit from increasing acceptance among investors that the currently small business has the potential to become a large global brand. Our stock selection in the financials sector was also a strong positive contributor to performance. Signature Bank continued to beat expectations in both loan and deposit growth, and therefore net income growth. As a result, the company experienced positive earnings revisions.

The bottom performing sector in the Fund was health care, as our holding rose in absolute terms but lagged those of the sector. One position that detracted was ICON PLC, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. Its shares experienced weakness after the company brought down its 2011 guidance materially, as management is making large international investments in what it expects to be large future strategic partnerships.

During the second quarter, the largest contributor to performance in the Fund was the financials sector, where we have a bias toward strong, well-capitalized companies led by experienced, shareholder-focused management teams. Our top performing stock within this sector was Arkansas-based Bank of the Ozarks. Bank of the Ozarks has been among the most successful acquirers of FDIC-assisted banks, with seven acquisitions achieved since the beginning of 2010, including three in 2011.

Stock selection in the consumer discretionary sector continues to drive performance. Once again, the top performer was watch and accessories maker Fossil Inc., as the company continues to gain investors’ recognition for being a global franchise gaining market share, led by a management team demonstrating thoughtful capital allocation decisions and strong execution. Elsewhere, our holdings in the industrials sector contributed positively to performance. One of the stocks that drove performance was Carlisle Cos, a global manufacturer of construction materials. During the quarter, its shares benefited from first quarter earnings that surpassed expectations as demand increased for their roofing products.

For the quarter, there were no sectors in the Fund that meaningfully detracted from performance. Over this period, the bottom performing sector was telecommunication services, where returns in the Fund were positive, but lagged the higher returns of the sector in the benchmark. Two other sectors that slightly detracted from Fund performance in the quarter were energy and information technology. In Energy, shares of exploration and production company Approach Resources were hurt by weakening oil prices in the quarter. In information technology, Blue Coat Systems was a detractor. The company recently appointed a new CEO who is in the process of transforming the corporate culture from product focused to sales oriented, which we believe will be a positive change for the business.

Our quality bias in the Fund has continued to serve us well in the uncertain environment we have seen in the first half of this year. We maintain our discipline in identifying companies with strong or improving fundamentals, led by quality management teams that are smart allocators of capital, and remain focused on the long-term outperformance of the Fund.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	36.4%
Industrials	14.7%
Consumer Discretionary	11.2%
Technology	10.3%
Materials	6.5%
Utilities	6.1%
Energy	6.0%
Healthcare	4.9%
Consumer Staples	3.4%
Telecommunications	0.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP INDEX FUND

The Penn Series Small Cap Index Fund returned 6.14% for the six-month period ending June 30, 2011, compared to the 6.21% return for its benchmark, the Russell 2000 Index.

During the buoyant first quarter of 2011, global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and U.S. Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

In the more difficult trading conditions of the second quarter, larger stocks finally showed enough mettle to sustain outperformance of smaller issues. The latter participated fully in the down phases during the spring, while showing unaccustomed sluggishness during rallies. Only towards the end of June did small cap issues demonstrate signs of the vigor that has spurred them to persistent outperformance in recent years. But the late charge was not enough to overtake larger names for the full second quarter.

June brought little new definition to the battle for style supremacy, but another weak month for financial stocks meant that across both large and small capitalization tiers, growth-oriented portfolios lengthened their 2011 lead over those with a value focus.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Financials	20.6%
Technology	18.4%
Industrials	15.4%
Consumer Discretionary	13.4%
Healthcare	12.5%
Energy	7.1%
Materials	5.0%
Consumer Staples	3.3%
Utilities	3.2%
Telecommunications	1.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

DEVELOPED INTERNATIONAL INDEX FUND

The Penn Series Developed International Index Fund returned 5.19% for the six-month period ending June 30, 2011, compared to the 5.35% return for its benchmark, the MSCI EAFE Index.

When the catastrophic events that overtook Japan during March drove equities in Tokyo sharply lower, the MSCI Pacific Index underperformed MSCI Europe dramatically. But as Japanese shares regained stability during April, MSCI Pacific started to claw its way back. While progress has been slow, and MSCI Pacific still lagged MSCI Europe for the second quarter as a whole, it did outperform MSCI Europe in both May and June. Indeed, MSCI Japan was one of the few EAFE markets to manage a positive return during June, as investors found appeal in low valuations and relative distance from the European fray.

While European currencies held their own during the second quarter, worries about the potential toll of bond market losses and fiscal austerity measures kept most equity markets on the defensive, with banking shares among the weakest performers. But four regional markets managed to gain ground in June, and several more were winners for the quarter as a whole. The top gainer on a one-month, three-month, and six-month basis was MSCI Ireland. Irish financials have already shrunk to the point that they have minimal impact on local equity benchmarks, but shares of drug maker Elan surged more than 60% in the second quarter and have nearly doubled in 2011. Austria gained 2.5% in June, as shares of steelmaker Voestalpine climbed steadily after reporting strong earnings. MSCI Germany added 2.0% for the month and 6.3% for the full second quarter, boosted by healthy gains for shares of auto makers on indications of strong demand. MSCI France was the only other June winner and is third best in MSCI EAFE, behind only MSCI New Zealand and MSCI Ireland.

While many European markets lost ground in June, only a few were notable underperformers. MSCI Sweden, which had done consistently well through 2010, stumbled a bit after peaking in early May. Shares seemed vulnerable to growing signs of global deceleration, and six Swedish rate hikes over the past 12 months likely contributed to the effects. But the worst performer for the second quarter was MSCI Greece, which plunged 16.5% as the country’s banks saw their share prices sink beneath their 2009 lows. Although MSCI Greece now shows a year-to-date decline, four other EAFE markets also finished the first half of 2011 in the red. The poorest performer of all was MSCI Israel, which gave back 7.7% over the first six months of the year. Four 2011 rate hikes have lifted the key lending rate in Israel from 2.0% to 3.25% since the start of the year.

Only two EAFE sectors were able to add value during June. Consumer discretionary climbed, driven largely by automobiles, and the utilities tacked on 1.1% as shares of Japanese electric firms finally reconnected after three months of shocking losses. All other EAFE sectors lost ground in June, but energy, the weakest performing group, only lagged the EAFE average by 130 basis points. The health care sector also pulled back in June, barely beating out energy. Health care was also the only sector to reach double digits in the first half of 2011. Consumer staples climbed 7.2% for the second quarter, similarly reflecting a preference for issues less sensitive to potential slowing in the economy, but with many auto, retail, and apparel names also doing well, the consumer discretionary sector came in third place for the second quarter. The weakest groups in the second quarter were energy and information technology, which slipped on losses among semiconductor-related issues. While energy still tied consumer staples on a year-to-date basis, the technology group was the worst-performing EAFE sector for the first half of 2011.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Japan	20.4%
United Kingdom	18.3%
France	9.8%
Germany	9.0%
Australia	8.8%
Switzerland	8.6%
Netherlands	4.6%
Spain	3.6%
Sweden	3.1%
Hong Kong	2.8%
Italy	2.7%
Singapore	1.6%
Denmark	1.0%
Finland	0.9%
Belgium	0.9%
Israel	0.7%
Norway	0.7%
Luxembourg	0.5%
Ireland	0.5%
United States	0.3%
Austria	0.3%
Portugal	0.3%
Greece	0.1%
Bermuda	0.1%
Guernsey	0.1%
China	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 7.92% for the six-month period ending June 30, 2011, compared to the 5.35% return for its benchmark, the MSCI EAFE Index.

While we are cognizant of macroeconomic issues and political pressures, these do not inform our investment selection. As bottom-up investors, we look for well-managed businesses that have consistent operating histories, solid financial performance, favorable long-term economic prospects and, in most cases, strong free cash flow. Furthermore, the companies the strategy holds tend to have idiosyncratic earnings drivers and few ties to the global economic cycle; therefore, we expect these companies to continue to deliver solid operating results in a variety of market conditions.

Japan made the biggest contribution to relative performance during the first half of 2011. The fund had limited exposure to the country, which helped performance during the reporting period. The Fund had greater exposure to Swiss companies than its benchmark, and the names in the Fund outperformed those in the index. Phillip Morris International, Nestle, Novartis, and Kuehne & Nagle International made positive performance contributions. The Fund’s out-of-index positions in Brazil helped performance during the first half of 2011. Redecard and Souza Cruz were the top-performers in the country.

Germany detracted the most from performance during the reporting period. The Fund had limited exposure to German companies, which hurt performance. The only German name in the fund is Munich RE, which made positive absolute and relative contributions to performance; however, it did not perform as well as the German companies in the index.

Consumer staples companies delivered the best sector performance during the reporting period. More than 40 percent of the Fund was invested in the consumer staples space during the period. We increased our staples exposure opportunistically during the first half. Most recently, we increased our positions in Unilever and Pernod Ricard.

The Fund had more exposure to companies in the health care space than the index during the reporting period, which helped performance. In addition, our holdings outperformed those of the index. Covidien, Novo Nordisk, Essilor, and bioMerieux made attractive contributions to relative and absolute performance during the first half.

Information technology companies made strong positive contributions to the strategy’s absolute and relative performance during the first half of 2011. We had less exposure to the sector, which helped performance, as well. Redecard and Baidu made positive performance contributions, which offset the weaker performance of Tata Consultancy Services and Cielo.

The Fund had significantly less exposure to consumer discretionary companies than its benchmark, which hurt performance during the reporting period. The strong positive performance of Hermes International and Nitori offset the weaker relative performance of Hero Honda Motors and Domino’s Pizza U.K.

During the first half of 2011, we decided to end our strategy of selectively hedging foreign currency risk associated with holdings of foreign equities in our clients’ portfolios. From a long-term investment standpoint, we found that the effort, complexities and operational risks involved in hedging currency risk were disproportionate to the impact on long-term investment performance.

Regardless of future conditions, we remain confident that the earnings outlook for the companies held in the Fund is solid. We believe the strategy is positioned to deliver performance in a variety of conditions. If economic conditions continue to improve, the Fund is positioned to benefit from that improvement. If markets stagnate, the Fund’s holdings should continue to deliver. Finally, if economic conditions deteriorate, our strategy should continue to protect shareholder capital.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
United Kingdom	27.0%
India	11.5%
France	8.2%
Switzerland	7.8%
Brazil	7.4%
United States	5.6%
Netherlands	5.5%
Australia	5.3%
Japan	4.1%
Canada	4.1%
Belgium	3.2%
Ireland	3.0%
Denmark	2.7%
Germany	1.5%
Singapore	1.1%
China	0.7%
Spain	0.6%
Mexico	0.5%
Algeria	0.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

EMERGING MARKETS EQUITY FUND

The Penn Series Emerging Markets Equity Fund returned –1.35% for the six-month period ending June 30, 2011, compared to its benchmarks the MSCI Emerging Markets Index’s return of 1.03%.

Detracting from the Fund’s performance relative to the Index during the period was stock selection in Russia, Taiwan, and Poland. Performance was further hampered by relative overweight allocations to Egypt, Peru and India.

Offsetting some of the Fund’s underperformance were positive contributions from stock selection in Turkey, Brazil and Korea. Overweight allocations to the Czech Republic and Indonesia also bolstered relative returns, as did our underweight allocation to Taiwan.

In the second half of 2011, liquidity is likely to be much less abundant with the conclusion of the second round of quantitative easing (known as QE2) and the continued rise of interest rates in most emerging market countries. In our view, growth-oriented stocks delivering stable earnings are likely to gradually and increasingly come into favor with investors, once again potentially benefiting from rising gross domestic product (GDP) per capita, access to credit and spending of savings.

We continue to seek sources of stable, even defensive growth given a global environment challenged by sluggish recoveries in much of the developed world, widespread pull backs of many fiscal stimulus programs in the developed and emerging markets alike, and what may be a prolonged monetary tightening bias in emerging market countries. We are positioned with an overweight to those countries that benefit from higher growth and still have healthy domestic demand despite inflation-related pressures. We remain overweight the Czech Republic, Philippines, Indonesia and India. In contrast, our largest country underweight positions remain in Brazil, China, Taiwan, Malaysia and Russia.

In addition to these country allocations, the Fund overall remains overweight companies that we believe are capable of delivering stable earnings even in the face of domestic inflation and sluggish import demand in developed markets. We favor stocks in the telecommunications sector, as successful companies in this space have been moving up the value chain by providing ever-newer services. The companies which we believe can deliver on earnings are those transmitting data in creative ways, such as mobile banking and utility paying. We remain underweight financial companies, as the sector is particularly vulnerable, in our opinion, to the rising interest rate environment and accompanying inflation pressure. The Fund is also positioned in consumer-related companies we expect to maintain or gain market leadership — companies that we feel have quality management and strong balance sheets, which can allow them to expand margins at the expense of the competition.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
South Korea	15.6%
Brazil	10.8%
India	9.2%
China	8.9%
Taiwan	6.7%
Indonesia	5.4%
South Africa	5.3%
Mexico	4.8%
Russia	3.8%
Hong Kong	3.8%
Phillippines	3.1%
Malaysia	3.0%
United States	2.7%
Czech Republic	2.7%
Thailand	2.4%
Turkey	2.2%
United Kingdom	1.5%
Portugal	1.3%
Eqypt	1.2%
Chile	1.1%
Poland	1.1%
Peru	1.1%
Lebanon	0.6%
Hungary	0.6%
Qatar	0.5%
Cyprus	0.3%
Argentina	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

REAL ESTATE SECURITIES FUND

The Penn Series Real Estate Securities Fund returned 11.48% for the six-month period ending June 30, 2011, compared to the 10.20% return for its benchmark, the FTSE NAREIT Equity REIT Index.

During the first quarter of 2011, security selection was positive in the apartments sector, driven by overweighting Essex Property Trust, the best performing security in the sector. Expectations are that Essex’s West Coast apartment markets will start to see a marked improvement over the coming quarters.

Security selection was positive in the regional retail sector, driven by underweighting General Growth Properties and overweighting Simon Property. Both of the respective weights were driven by valuation. General Growth’s valuation was less attractive after a strong performance at the end of 2010 subsequent to an equity offering. Simon’s valuation recovered due to strong operating fundamentals and failed bid for UK based Capital Shopping Centers.

Security selection was positive in the health care sector, driven by overweighting Nationwide Health Properties, the best performing security in the sector. Nationwide Health (“NHP”) owns health care facilities. During the quarter, another public healthcare REIT, Ventas, announced it was merging with NHP. The merger price was at a 15% premium to NHP’s then stock price.

The industrial sector was the best performing sector of the benchmark. A merger was announced between two of the largest industrial companies, AMB and ProLogis. This resulted in the entire sector generating strong returns as speculation mounted regarding other industrial companies being acquired. Security selection was also negative in the industrial sector driven by overweighting ProLogis, which underperformed.

The commentary provided above was from the former sub-adviser of the Fund, Heitman Real Estate Securities who was the manager of the Fund until May 1, 2011.

Stock selection in the office sector was a contributor to relative performance. We were focused on urban properties located in areas with above-average employment growth. Our underweights in industrial and health care property companies also aided returns, as did our overweight in regional mall owners. Stock selection in the hotel and apartment sectors detracted from performance.

Most property groups had gains during the second quarter. The regional mall sector was a standout; investors anticipated that declining gas prices would stabilize retail sales, and that abundant capital would continue to bid property values higher. Several large mall portfolios recently put up for sale have generated greater-than-expected investor interest.

Apartment owners outperformed amid increased demand, strong pricing power and very low new supply. Occupancies have been supported by fewer people having the confidence to purchase single family homes. It remained difficult to obtain a mortgage, and home prices continued to decline without reaching a clear bottom —making even those with the means to buy a house reluctant to leave their apartments.

The health care sector struggled on relatively high valuations and uncertainty surrounding various Medicare budget proposals. Hotels also underperformed amid high oil prices and concerns regarding the durability of global economic growth.

We favor economically sensitive sectors, including hotels, regional malls and high-growth urban offices protected from new supply. Among regional mall companies, we are focused on geographic locations with attractive income profiles that can better withstand inflation in food and gas prices. We are cautious toward health care property stocks based, in part, on their high premiums to net asset value and persistent and likely secular threats to Medicare reimbursement rates.

The commentary provided above was from the current sub-adviser of the Fund, Cohen & Steers Capital Management who became the manager of the Fund on May 1, 2011.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 6/30/11

Percent of Total Investments[1]
Regional Malls	18.3%
Apartments	16.5%
Diversified	11.5%
Strip Centers	11.0%
Office Property	9.7%
Hotels and Resorts	8.2%
Industrial	7.2%
Healthcare	7.1%
Storage & Warehousing	3.6%
Lodging	3.5%
Building & Real Estate	2.2%
Manufactured Homes	1.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

AGGRESSIVE ALLOCATION FUND

The Penn Series Aggressive Allocation Fund returned 5.49% for the six-month period ending June 30, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 6.35% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.72% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/11

International Stocks	21.0%
Large Cap Value Stocks	19.0%
Large Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY AGGRESSIVE ALLOCATION FUND

The Penn Series Moderately Aggressive Allocation Fund returned 4.94% for the six-month period ending June 30, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 6.35% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.72% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/11

Large Cap Value Stocks	17.0%
International Stocks	17.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATE ALLOCATION FUND

The Penn Series Moderate Allocation Fund returned 4.38% for the six-month period ending June 30, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 6.35% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.72% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/11

Intermediate Bonds	21.0%
Large Cap Value Stocks	13.0%
International Stocks	13.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY CONSERVATIVE ALLOCATION FUND

The Penn Series Moderately Conservative Allocation Fund returned 3.47% for the six-month period ending June 30, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 6.35% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.72% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/11

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

CONSERVATIVE ALLOCATION FUND

The Penn Series Conservative Allocation Fund returned 2.43% for the period ending June 30, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 6.35% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.72% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/11

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return – the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2011 to June 30, 2011

Expense Table

	Beginning Value 1/1/11	Ending Value 6/30/2011	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.10	0.26%	$1.29
Hypothetical	$1,000.00	$1,023.49	0.26%	$1.31
Limited Maturity Bond Fund
Actual	$1,000.00	$1,012.50	0.58%	$2.89
Hypothetical	$1,000.00	$1,021.88	0.58%	$2.91
Quality Bond Fund
Actual	$1,000.00	$1,023.40	0.57%	$2.86
Hypothetical	$1,000.00	$1,021.93	0.57%	$2.86

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/11	Ending Value 6/30/2011	Annualized Expense Ratio	Expenses Paid During Period *
High Yield Bond Fund
Actual	$1,000.00	$1,041.40	0.82%	$4.15
Hypothetical	$1,000.00	$1,020.68	0.82%	$4.12
Flexibly Managed Fund
Actual	$1,000.00	$1,058.30	0.84%	$4.29
Hypothetical	$1,000.00	$1,020.58	0.84%	$4.22
Balanced Fund
Actual	$1,000.00	$1,043.50	0.18%	$0.91
Hypothetical	$1,000.00	$1,023.89	0.18%	$0.90
Large Growth Stock Fund
Actual	$1,000.00	$1,048.60	0.92%	$4.67
Hypothetical	$1,000.00	$1,020.18	0.92%	$4.62
Large Cap Growth Fund
Actual	$1,000.00	$1,031.20	1.00%	$5.04
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Large Core Growth Fund
Actual	$1,000.00	$1,050.10	0.89%	$4.52
Hypothetical	$1,000.00	$1,020.33	0.89%	$4.47
Large Cap Value Fund
Actual	$1,000.00	$1,058.80	0.88%	$4.49
Hypothetical	$1,000.00	$1,020.38	0.88%	$4.42
Large Core Value Fund
Actual	$1,000.00	$1,026.90	0.88%	$4.42
Hypothetical	$1,000.00	$1,020.38	0.88%	$4.42
Index 500 Fund
Actual	$1,000.00	$1,058.30	0.35%	$1.79
Hypothetical	$1,000.00	$1,023.04	0.35%	$1.76
Mid Cap Growth Fund
Actual	$1,000.00	$1,093.50	1.00%	$5.19
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Mid Cap Value Fund
Actual	$1,000.00	$1,058.00	0.84%	$4.29
Hypothetical	$1,000.00	$1,020.58	0.84%	$4.22
Mid Core Value Fund
Actual	$1,000.00	$1,080.90	1.08%	$5.57
Hypothetical	$1,000.00	$1,019.37	1.08%	$5.42
SMID Cap Growth Fund
Actual	$1,000.00	$1,044.00	1.05%	$5.32
Hypothetical	$1,000.00	$1,019.52	1.05%	$5.27
SMID Cap Value Fund
Actual	$1,000.00	$1,043.00	1.14%	$5.77
Hypothetical	$1,000.00	$1,019.07	1.14%	$5.72

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/11	Ending Value 6/30/2011	Annualized Expense Ratio	Expenses Paid During Period *
Small Cap Growth Fund
Actual	$1,000.00	$1,100.40	1.06%	$5.52
Hypothetical	$1,000.00	$1,019.47	1.06%	$5.32
Small Cap Value Fund
Actual	$1,000.00	$1,066.60	1.15%	$5.89
Hypothetical	$1,000.00	$1,019.02	1.15%	$5.77
Small Cap Index Fund
Actual	$1,000.00	$1,061.40	0.55%	$2.81
Hypothetical	$1,000.00	$1,022.03	0.55%	$2.76
Developed International Index Fund
Actual	$1,000.00	$1,051.90	0.59%	$3.00
Hypothetical	$1,000.00	$1,021.83	0.59%	$2.96
International Equity Fund
Actual	$1,000.00	$1,079.20	1.19%	$6.13
Hypothetical	$1,000.00	$1,018.82	1.19%	$5.97
Emerging Markets Equity Fund
Actual	$1,000.00	$986.50	1.68%	$8.27
Hypothetical	$1,000.00	$1,016.36	1.68%	$8.43
Real Estate Securities Fund
Actual	$1,000.00	$1,114.80	1.00%	$5.24
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Aggressive Allocation Fund
Actual	$1,000.00	$1,054.90	0.33%	$1.68
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,049.40	0.32%	$1.63
Hypothetical	$1,000.00	$1,023.19	0.32%	$1.61
Moderate Allocation Fund
Actual	$1,000.00	$1,043.80	0.31%	$1.57
Hypothetical	$1,000.00	$1,023.24	0.31%	$1.56
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,034.70	0.33%	$1.66
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Conservative Allocation Fund
Actual	$1,000.00	$1,024.30	0.33%	$1.66
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
COMMERCIAL PAPER — 52.8%
Banks — 1.9%
Bank of America Corp. 0.300%, 07/28/11	$643	$642,856
0.300%, 07/29/11	625	624,854
0.300%, 08/02/11	675	674,820
Northern Trust Corp. 0.260%, 07/01/11	700	700,000

		2,642,530

Chemicals — 2.3%
E.I. Du Pont de Nemours & Co. 0.150%, 07/13/11	1,700	1,699,915
0.120%, 07/15/11	1,500	1,499,930

		3,199,845

Diversified Financial Services — 28.2%
BG Energy Finance, Inc. 0.280%, 07/06/11	2,000	1,999,922
0.250%, 08/05/11	2,000	1,999,514
0.280%, 08/05/11	1,000	999,728
BlackRock, Inc. 0.130%, 07/22/11	2,300	2,299,826
Cargill Global Fund Plc 0.070%, 07/01/11	2,650	2,650,000
ENI Coordination Center 0.180%, 07/05/11	1,000	999,980
ENI Finance USA, Inc. 0.170%, 07/01/11	1,000	1,000,000
0.180%, 07/01/11	2,000	2,000,000
0.250%, 09/13/11	1,000	999,486
John Deere Capital Corp. 0.110%, 07/14/11	1,000	999,960
National Cooperative Services Corp. 0.170%, 07/05/11	2,775	2,774,948
Novartis Finance Corp. 0.260%, 08/08/11	3,500	3,499,039
Reckitt & Benckiser Treasury Services Plc 0.550%, 10/25/11	4,000	3,992,911
0.350%, 11/23/11	2,000	1,997,180
Shell International Finance BV 0.260%, 07/14/11	1,000	999,906
Toyota Motor Credit Corp. 0.150%, 08/23/11	2,600	2,599,426
0.200%, 09/26/11	1,500	1,499,275
WGL Holdings, Inc. 0.130%, 07/01/11	6,500	6,500,000

		39,811,101

Electric — 9.0%
Electricite de France 0.160%, 09/06/11	3,100	3,099,077
Florida Power & Light Co. 0.180%, 07/11/11	1,484	1,483,926
0.180%, 07/18/11	3,994	3,993,661
GDF Suez SA 0.170%, 07/12/11	2,000	1,999,896

	Par (000)	Value†

Electric — (continued)
Southern Co. 0.150%, 07/28/11	$2,200	$2,199,752

		12,776,312

Healthcare Services — 0.5%
United Healthcare Corp. 0.310%, 07/01/11	675	675,000

Household Products & Wares — 0.5%
Clorox Co. 0.270%, 07/21/11	700	699,895

Machinery — Diversified — 0.5%
Pall Corp. 0.310%, 07/22/11	700	699,873

Oil & Gas — 6.6%
ConocoPhillips 0.120%, 08/08/11	1,000	999,873
DCP Midstream LLC 0.320%, 07/18/11	700	699,894
Enbridge Energy Co., Inc. 0.300%, 07/01/11	700	700,000
Schlumberger Technology Corp. 0.120%, 07/11/11	3,000	2,999,900
Total Cap Canada 0.350%, 08/19/11	1,400	1,399,333
0.390%, 09/08/11	2,600	2,598,057

		9,397,057

Pharmaceuticals — 3.3%
Sanofi Aventis 0.280%, 07/14/11	1,300	1,299,869
0.300%, 09/20/11	1,300	1,299,122
0.320%, 09/20/11	2,000	1,998,560

		4,597,551

TOTAL COMMERCIAL PAPER (Cost $74,499,164)		74,499,164

CORPORATE BONDS — 9.5%
Banks — 5.1%
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	4,100	4,142,275
Northern Trust Corp. 5.300%, 08/29/11	977	984,815
U.S. Bank NA 6.375%, 08/01/11	1,000	1,005,150
Wells Fargo & Co. 5.300%, 08/26/11	1,000	1,007,691

		7,139,931

Beverages — 1.9%
Coca-Cola Refreshments USA, Inc. 6.125%, 08/15/11	250	251,717
PepsiCo, Inc. 0.308%, 07/15/11•	2,500	2,500,083

		2,751,800

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 1.0%
Shell International Finance BV 0.277%, 09/22/11•	$1,200	$1,200,103
Toyota Motor Credit Corp. 1.600%, 08/05/11	200	200,214

		1,400,317

Industrial — 0.7%
General Dynamics Corp. 1.800%, 07/15/11	1,000	1,000,610

Oil & Gas — 0.8%
Total Capital SA 3.750%, 09/26/11	1,062	1,070,513

TOTAL CORPORATE BONDS (Cost $13,363,171)		13,363,171

MUNI NOTES — 36.3%
California Housing Finance Agency 0.070%, 08/01/36•	2,000	2,000,000
City of Minneapolis 0.080%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority 0.080%, 05/01/22•	3,000	3,000,000
0.090%, 10/01/30•	2,800	2,800,000
0.120%, 04/01/43•	1,325	1,325,000
Fairfax County Economic Development Authority 0.080%, 12/01/33•	1,200	1,200,000
Idaho Housing & Finance Association 0.080%, 01/01/38•	4,300	4,300,000
0.080%, 01/01/40•	4,655	4,655,000
Illinois Finance Authority 0.070%, 07/01/38•	4,900	4,900,000
Iowa Finance Authority 0.090%, 07/01/34•	1,520	1,520,000
Kansas State Department of Transportation 0.050%, 09/01/22•	3,100	3,100,000
New York City Municipal Water Finance Authority 0.030%, 06/15/41•	5,000	5,000,000
Pennsylvania Turnpike Commission 0.100%, 07/15/41•	5,000	5,000,000
State of Texas 0.080%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.100%, 01/01/19•	3,300	3,300,000
Wisconsin Housing & Economic Development Authority 0.100%, 05/01/34•	2,940	2,940,000

TOTAL MUNI NOTES (Cost $51,330,000)		51,330,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	52	$52
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	2,008,116	2,008,116
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,008,174)		2,008,174

TOTAL INVESTMENTS — 100.0% (Cost $141,200,509)		$141,200,509

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

Plc — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$43,185,574	30.6%	30.6%
8 — 14 days	3,699,594	2.6%	33.2%
15 — 30 days	12,845,800	9.1%	42.3%
31 — 60 days	11,940,116	8.5%	50.8%
61 — 90 days	8,067,059	5.7%	56.5%
91 — 120 days	3,992,911	2.8%	59.3%
121 — 150 days	1,997,180	1.4%	60.7%
over 150 days	55,472,275	39.3%	100.0%

	$141,200,509	100.0%

Average Weighted Maturity — 30 days

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MONEY MARKET FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMERCIAL PAPER	$74,499,164	$—	$74,499,164	$—
CORPORATE BONDS	13,363,171	—	13,363,171	—
MUNICIPAL NOTES	51,330,000	—	51,330,000	—
SHORT-TERM INVESTMENTS	2,008,174	2,008,174	—	—

TOTAL INVESTMENTS	$141,200,509	$2,008,174	$139,192,335	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 13.1%
Federal Home Loan Mortgage Corporation — 1.3%
1.375%, 02/25/14	$2,000	$2,029,262

Federal National Mortgage Association — 11.8%
5.000%, 10/15/11	1,500	1,521,222
0.375%, 12/28/12	6,700	6,701,528
0.500%, 08/09/13	2,000	1,997,450
1.000%, 09/23/13	2,000	2,016,000
0.750%, 12/18/13	7,000	6,998,978

		19,235,178

TOTAL AGENCY OBLIGATIONS (Cost $21,168,850)		21,264,440

ASSET BACKED SECURITIES — 0.7%
Bear Stearns Mortgage Funding Trust 0.506%, 10/25/36•	219	45,709
Conseco Financial Corp. 7.650%, 04/15/19	107	114,885
Enterprise Mortgage Acceptance Co. LLC 144A 7.150%, 01/15/27 @•~	641	509,656
Equity One ABS, Inc. 4.145%, 04/25/34•	15	14,150
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34•	22	21,814
SACO I, Inc. 144A @• 1.086%, 06/25/35	624	403,404

TOTAL ASSET BACKED SECURITIES (Cost $1,786,894)		1,109,618

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.6%
Bear Stearns Commercial Mortgage Securities 5.572%, 03/11/39•	1,030	1,035,150
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	1,500	1,511,892
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	94	94,194

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,591,753)		2,641,236

CORPORATE BONDS — 21.8%
Banks — 12.3%
Bank of America Corp. 3.125%, 06/15/12	2,000	2,054,684
2.375%, 06/22/12	3,000	3,061,368
Bank of Montreal 144A 2.850%, 06/09/15 @	3,000	3,108,252
Canadian Imperial Bank of Commerce 144A 2.000%, 02/04/13 @	3,000	3,056,316
Commonwealth Bank of Australia 144A 2.400%, 01/12/12 @	1,000	1,010,550
3.492%, 08/13/14 @	1,000	1,062,353

	Par (000)	Value†

Banks — (continued)
JPMorgan Chase & Co. 3.125%, 12/01/11	$2,000	$2,024,528
Macquarie Bank Ltd. 144A 2.600%, 01/20/12 @	1,000	1,012,396
The Goldman Sachs Group, Inc. 1.625%, 07/15/11	2,500	2,500,985
Westpac Banking Corp. 144A 3.585%, 08/14/14 @	1,000	1,064,909

		19,956,341

Beverages — 0.6%
PepsiCo, Inc./NC 2.500%, 05/10/16	1,000	1,010,573

Computers — 0.6%
Google, Inc. 2.125%, 05/19/16	1,000	1,002,663

Diversified Financial Services — 7.4%
BA Covered Bond Issuer 144A @ 5.500%, 06/14/12	1,000	1,037,640
Caisse Centrale Desjardins du Quebec 144A 2.550%, 03/24/16 @	3,000	3,020,628
General Electric Capital Corp. 3.000%, 12/09/11	2,800	2,834,261
2.625%, 12/28/12	4,000	4,120,920
2.950%, 05/09/16	1,000	1,005,507

		12,018,956

Food — 0.3%
General Mills, Inc. 5.650%, 09/10/12	500	528,289

Oil & Gas — 0.6%
SeaRiver Maritime, Inc. 0.000%, 09/01/12+	1,000	973,704

TOTAL CORPORATE BONDS (Cost $35,067,315)		35,490,526

COMMERCIAL PAPER — 11.8%
Advertising — 2.5%
Avon Cap Corp. 0.280%, 07/18/11	2,000	1,999,736
Bae Systems Holdings 0.290%, 08/01/11	2,000	1,999,500

		3,999,236

Energy — Alternate Sources — 5.6%
Devon Energy 0.240%, 08/16/11	3,000	2,998,983
Exelon Corp. 0.300%, 07/11/11	1,000	999,917
0.310%, 07/11/11	3,000	2,999,750
Scana Corp. 0.300%, 07/12/11	1,000	999,908

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Energy — Alternate Sources — (continued)
Virginia Elecric and Power Co. 0.300%, 07/08/11	$1,115	$1,114,935

		9,113,493

Healthcare Services — 3.7%
Aetna, Inc. 0.250%, 07/15/11	3,000	2,999,708
United Healthcare Corp. 0.300%, 07/01/11	3,000	3,000,000

		5,999,708

TOTAL COMMERCIAL PAPER (Cost $19,112,534)		19,112,437

MUNICIPAL NOTE — 0.6%
Regional — 0.6%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,585)	1,000	1,048,854

RESIDENTIAL MORTGAGE BACKED SECURITIES — 1.4%
Fannie Mae Pool — 1.4%
4.000%, 06/01/20	782	826,872
2.979%, 12/01/33•	772	815,043
2.500%, 04/01/34•	276	289,012
6.078%, 07/01/36•	281	295,823

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,157,510)		2,226,750

U.S. TREASURY OBLIGATIONS — 46.5%
U.S. Treasury Note 0.375%, 06/30/13	6,500	6,489,340
4.250%, 08/15/13	6,500	7,015,937
3.125%, 08/31/13	3,000	3,168,984
0.750%, 09/15/13	6,750	6,782,170
4.250%, 11/15/13	3,100	3,365,196
1.750%, 01/31/14	2,000	2,055,468
1.750%, 03/31/14	5,000	5,139,060
1.875%, 04/30/14	8,000	8,250,000
2.375%, 09/30/14	3,000	3,139,686
4.250%, 11/15/14	14,050	15,561,471
2.250%, 01/31/15	1,700	1,768,930
4.000%, 02/15/15	9,200	10,140,130
2.000%, 04/30/16	1,000	1,015,160
1.750%, 05/31/16	1,600	1,602,496

TOTAL U.S. TREASURY OBLIGATIONS (Cost $73,065,136)		75,494,028

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	56,479	$56,479
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	222	222
Fidelity Institutional Prime Money Market Portfolio	541	541
Fidelity Institutional Prime Money Market Portfolio - Class I	197	197
Wells Fargo Advantage Government Money Market Fund - Institutional Class	4,082,337	4,082,337
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	6	6
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $4,140,001)		4,140,001

TOTAL INVESTMENTS — 100.0% (Cost $160,089,578)		$162,527,890

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at March 31, 2011 is $519,560
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Country Weightings as of 06/30/2011†
United States	91%
Canada	6
Australia	3

Total	100%

†	% of total investments as of June 30, 2011

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LIMITED MATURITY BOND FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$75,494,028	$—	$75,494,028	$—
AGENCY OBLIGATIONS	21,264,440	—	21,264,440	—
ASSET BACKED SECURITIES	1,109,618	—	1,109,618	—
COMMERCIAL MORTGAGE BACKED SECURITIES	2,641,236	—	2,641,236	—
COMMERCIAL PAPER	19,112,437	—	19,112,437	—
CORPORATE BONDS	35,490,526	—	35,490,526
MUNICIPAL NOTES	1,048,854	—	1,048,854	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	2,226,750	—	2,226,750	—
SHORT-TERM INVESTMENTS	4,140,001	4,140,001	—	—

TOTAL INVESTMENTS	$162,527,890	$4,140,001	$158,387,889	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.8%
Federal National Mortgage Association — 2.8%
3.250%, 04/09/13	$4,500	$4,726,984
5.000%, 04/15/15	6,750	7,641,250

TOTAL AGENCY OBLIGATIONS (Cost $11,408,193)		12,368,234

ASSET BACKED SECURITIES — 0.6%
Atherton Franchisee Loan Funding 144A @ 7.230%, 03/15/21	46	45,822
Bear Stearns Mortgage Funding Trust• 0.506%, 10/25/36	438	91,419
Conseco Financial Corp.• 7.240%, 11/15/28	540	220,914
Enterprise Mortgage Acceptance Co. LLC 144A @•~ 7.480%, 01/15/27	1,282	1,019,312
SACO I, Inc. 144A @• 1.086%, 06/25/35	1,872	1,210,213

TOTAL ASSET BACKED SECURITIES (Cost $4,350,689)		2,587,680

COMMERCIAL MORTGAGE BACKED SECURITIES — 3.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	4,115,652
CFCRE Commercial Mortgage Trust @• 4.961%, 04/15/44	1,000	1,013,447
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,591,564
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	5,000	5,039,640
5.420%, 01/15/49	1,500	1,608,300
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	141	141,290

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $12,901,438)		13,509,893

CORPORATE BONDS — 14.7%
Aerospace & Defense — 0.2%
United Technologies Corp. 4.500%, 04/15/20	1,000	1,058,813

Agriculture — 0.5%
Altria Group, Inc. 4.750%, 05/05/21	1,000	999,315
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	1,099,674

		2,098,989

Banks — 4.5%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,054,331

	Par (000)	Value†

Banks — (continued)
Bank of Montreal 144A @ 2.850%, 06/09/15	$3,000	$3,108,252
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	1,000	1,018,772
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	1,946	1,966,530
JPMorgan Chase & Co. 2.200%, 06/15/12	4,000	4,072,844
6.000%, 01/15/18	1,700	1,890,662
The Goldman Sachs Group, Inc. 3.250%, 06/15/12	6,500	6,682,410

		19,793,801

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,258,044
PepsiCo, Inc. 4.875%, 11/01/40	1,000	955,789

		2,213,833

Biotechnology — 0.7%
Amgen, Inc. 4.950%, 10/01/41	1,000	903,143
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,167,811
Genentech, Inc. 5.250%, 07/15/35	1,000	1,004,611

		3,075,565

Computers — 0.5%
Hewlett-Packard Co. 2.650%, 06/01/16	1,000	1,004,201
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,191,654

		2,195,855

Diversified Financial Services — 0.9%
Caisse Centrale Desjardins du Quebec 144A @ 2.550%, 03/24/16	2,000	2,013,752
General Electric Capital Corp. 6.150%, 08/07/37	1,000	1,037,227
5.875%, 01/14/38	1,000	1,011,568

		4,062,547

Electric — 1.1%
Carolina Power & Light Co. 5.300%, 01/15/19	1,000	1,116,203
Commonwealth Edison Co. 6.150%, 09/15/17	500	578,668
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	1,103,969
Florida Power & Light Co. 5.690%, 03/01/40	1,000	1,069,543
PacifiCorp 6.250%, 10/15/37	1,000	1,130,866

		4,999,249

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 0.4%
Kraft Foods, Inc. 6.750%, 02/19/14	$500	$566,340
Sara Lee Corp. 2.750%, 09/15/15	1,000	997,346

		1,563,686

Gas — 0.2%
SEMCO Energy, Inc. 144A @ 5.150%, 04/21/20	1,000	1,042,420

Healthcare Products — 0.3%
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,168,696

Healthcare Services — 0.5%
CIGNA Corp. 4.375%, 12/15/20	1,000	999,746
UnitedHealth Group, Inc. 5.700%, 10/15/40	1,000	989,224

		1,988,970

Insurance — 0.5%
Metlife Institutional Funding II 144A @• 0.647%, 03/27/12	1,000	1,002,280
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	942,334

		1,944,614

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,363,138

Miscellaneous Manufacturing — 0.5%
Honeywell International, Inc. 5.375%, 03/01/41	1,000	1,024,842
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,132,182

		2,157,024

Oil & Gas — 0.5%
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,000	1,054,024
Petrobras International Finance Co. - Pifco 6.750%, 01/27/41	1,000	1,067,114

		2,121,138

Oil & Gas Services — 0.2%
Schlumberger Oilfield UK Plc 144A @ 4.200%, 01/15/21	1,000	1,011,115

Pharmaceuticals — 1.2%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,036,850
McKesson Corp. 6.000%, 03/01/41	1,000	1,068,191
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,173,227

	Par (000)	Value†

Pharmaceuticals — (continued)
Novartis Capital Corp. 2.900%, 04/24/15	$1,000	$1,040,325
Sanofi-Aventis SA 4.000%, 03/29/21	1,000	1,000,111

		5,318,704

Pipelines — 0.3%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	1,094,234

Retail — 0.7%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	983,235
Wal-Mart Stores, Inc. 3.250%, 10/25/20	1,000	951,309
5.625%, 04/01/40	1,000	1,031,225

		2,965,769

Telecommunications — 0.2%
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,031,794

TOTAL CORPORATE BONDS (Cost $61,057,712)		64,269,954

MUNICIPAL NOTE — 0.5%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,169)	2,000	2,097,708

MUNICIPAL BONDS — 2.2%
City of New York 6.271%, 12/01/37	1,750	1,916,040
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,057,120
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,081,350
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,081,360
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,280,240
South Carolina State Public Service Authority 6.454%, 01/01/50	2,000	2,211,000

TOTAL MUNICIPAL BONDS (Cost $8,752,064)		9,627,110

RESIDENTIAL MORTGAGE BACKED SECURITIES — 27.7%
Collateralized Mortgage Obligations — 1.4%
Freddie Mac REMICs• 0.527%, 05/15/37	6,264	6,251,639

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — 12.9%
5.000%, 07/01/23	$2,649	$2,850,665
2.500%, 04/01/34•	828	867,037
6.078%, 07/01/36•	936	986,078
5.732%, 08/01/36•	1,311	1,371,804
6.285%, 05/01/37•	530	564,235
4.000%, 08/01/39	7,374	7,393,547
4.000%, 11/01/40	7,841	7,851,941
3.500%, 12/01/40	9,844	9,425,824
3.500%, 12/01/40	13,734	13,150,780
3.500%, 01/01/41	9,589	9,181,453
3.500%, 03/01/41	2,967	2,841,421

		56,484,785

Freddie Mac Gold Pool — 5.5%
3.000%, 01/01/26	9,701	9,656,271
3.500%, 12/01/40	8,384	8,016,028
3.500%, 01/01/41	4,937	4,720,766
3.500%, 02/01/41	1,489	1,424,090

		23,817,155

Ginnie Mae Pool — 7.9%
6.000%, 10/15/38	2,189	2,440,458
6.000%, 10/15/38	1,542	1,719,280
4.000%, 04/15/39	10,364	10,578,700
4.000%, 06/15/39	6,577	6,712,864
4.500%, 02/15/40	12,471	13,186,619
9.000%, 10/15/30	8	10,203
9.000%, 11/15/30	15	18,427

		34,666,551

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $118,269,046)		121,220,130

COMMERCIAL PAPER — 5.7%
Electric — 1.6%
America Electric Power Co., Inc. 0.250%, 07/11/11	3,000	2,999,792
Dominion Resource, Inc. 0.320%, 07/26/11	3,000	2,999,333
Virginia Electric & Power Co. 18.000%, 07/14/11	1,000	999,895

		6,999,020

Gas — 2.0%
Public Service E&G Co. 0.260%, 07/05/11	3,000	2,999,913
Sempra Energy Global Enterprises 0.270%, 07/13/11	3,000	2,999,730
Spectra Energy Corp. 0.300%, 07/07/11	3,000	2,999,850

		8,999,493

Healthcare — 0.7%
Aetna, Inc. 0.270%, 08/03/11	3,000	2,999,258

	Par (000)	Value†

Pipelines — 0.7%
DCP Midstream LLC 0.310%, 07/11/11	$3,000	$2,999,742

Retail — 0.7%
South-Western Pub. Co. 0.310%, 07/19/11	3,000	2,999,535

TOTAL COMMERCIAL PAPER (Cost $24,997,048)		24,997,048

U.S. TREASURY OBLIGATIONS — 38.6%
U.S. Treasury Bond 6.250%, 08/15/23	2,000	2,537,188
5.500%, 08/15/28	2,800	3,323,687
4.500%, 05/15/38	820	841,781
3.500%, 02/15/39	29,300	25,161,375
4.375%, 11/15/39	500	500,235
4.625%, 02/15/40	3,000	3,127,968
4.375%, 05/15/40	100	99,938
3.875%, 08/15/40	3,000	2,746,875
4.250%, 11/15/40	1,900	1,857,250
U.S. Treasury Note 1.125%, 12/15/12	43,600	44,092,200
1.750%, 01/31/14	6,000	6,166,404
1.875%, 02/28/14	7,000	7,218,204
4.250%, 11/15/14	5,000	5,537,890
4.000%, 02/15/15	10,900	12,013,849
2.125%, 12/31/15	11,100	11,394,838
2.625%, 02/29/16	5,000	5,232,810
2.125%, 06/30/18	4,300	4,267,750
2.750%, 02/15/19	11,000	11,105,699
3.125%, 05/15/19	12,040	12,431,300
3.375%, 11/15/19	1,000	1,042,500
2.625%, 11/15/20	1,000	963,125
3.625%, 02/15/21	950	990,597
3.125%, 05/15/21	815	812,710
4.750%, 02/15/41	1,000	1,062,969
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	4,553,944

TOTAL U.S. TREASURY OBLIGATIONS (Cost $165,123,634)		169,083,086

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	10,635,456	10,635,456
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	313	313
Fidelity Institutional Prime Money Market Portfolio	693	693
Fidelity Institutional Prime Money Market Portfolio - Class I	271	271

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

QUALITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Wells Fargo Advantage Government Money Market Fund - Institutional Class	7,364,686	$7,364,686
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $18,001,867)		18,001,867

TOTAL INVESTMENTS — 100.0% (Cost $426,860,860)		$437,762,710

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2011 is $1,019,312.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Plc — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$169,083,086	$—	$169,083,086	$—
AGENCY OBLIGATIONS	12,368,234	—	12,368,234	—
ASSET BACKED SECURITIES	2,587,680	—	2,587,680	—
COMMERCIAL MORTGAGE BACKED SECURITIES	13,509,893	—	13,509,893	—
CORPORATE BONDS	64,269,954	—	64,269,954	—
MUNICIPAL NOTES	2,097,708	—	2,097,708	—
MUNICIPAL BONDS	9,627,110	—	9,627,110	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	121,220,130	—	121,220,130	—
COMMERCIAL PAPER	24,997,048	—	24,997,048	—
SHORT-TERM INVESTMENTS	18,001,867	18,001,867	—	—

TOTAL INVESTMENTS	$437,762,710	$18,001,867	$419,760,843	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 1.5%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$4,155

Auto Manufacturers — 0.3%
Ford Motor Co.*	14,525	200,300
General Motors Co.*	5,635	171,078

		371,378

Banks — 0.2%
CIT Group, Inc.*	5,125	226,833

Electric — 0.1%
The AES Corp.*	11,725	149,377

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	27,500

Investment Companies — 0.1%
Ares Capital Corp.	12,800	205,696

Lodging — 0.1%
Ameristar Casinos, Inc.	6,675	158,264

Oil & Gas — 0.1%
Anadarko Petroleum Corp.	2,625	201,495

Real Estate Investment Trusts — 0.1%
General Growth Properties, Inc.	9,054	151,111

Retail — 0.1%
Dollar General Corp.*	4,375	148,269

Telecommunications — 0.4%
American Tower Corp., Class A*	1,375	71,954
Crown Castle International Corp.*	1,750	71,382
Loral Space & Communications, Inc.*	3,351	232,794
Sprint Nextel Corp.*	30,400	163,856

		539,986

TOTAL COMMON STOCKS (Cost $2,350,475)		2,184,064

PREFERRED STOCKS — 2.5%
Auto Manufacturers — 0.2%
General Motors Co.CONV	5,925	288,785

Banks — 1.2%
Ally Financial, Inc.	28,750	719,612
Ally Financial, Inc.CONV 144A @	875	822,336
GMAC Capital Trust I*	7,750	198,400

		1,740,348

Lodging — 0.2%
Las Vegas Sands Corp., Series A	1,700	192,153

Media — 0.1%
Spanish Broadcasting System, Inc.	182	140,497

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow)CONV*^~	725	0

Telecommunications — 0.8%
Lucent Technologies Capital Trust I CONV	1,175	1,155,906

TOTAL PREFERRED STOCKS (Cost $3,191,562)		3,517,689

	Par (000)	Value†
CORPORATE BONDS — 91.0%
Advertising — 0.6%
inVentiv Health, Inc.@ 10.000%, 08/15/18 144A	$225	$220,500
10.000%, 08/15/18 144A	200	190,000
Lamar Media Corp. 9.750%, 04/01/14	100	115,500
7.875%, 04/15/18	200	209,500
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	147,813

		883,313

Aerospace & Defense — 1.2%
BE Aerospace, Inc. 8.500%, 07/01/18	150	163,687
Ducommun, Inc. 144A @ 9.750%, 07/15/18	125	128,438
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	300	316,500
10.000%, 06/01/17 144A @	375	395,625
Sequa Corp. @ 11.750%, 12/01/15 144A	200	217,000
13.500%, 12/01/15 144A	75	81,750
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	78,938
TransDigm, Inc. 144A @ 7.750%, 12/15/18	325	341,250

		1,723,188

Airlines — 1.1%
American Airlines, Inc. 144A @ 7.500%, 03/15/16	200	196,000
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	48	51,285
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17	45	46,846
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	575	577,875
Delta Air Lines, Inc.@ 9.500%, 09/15/14 144A	180	191,925
12.250%, 03/15/15 144A	400	443,000
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	80,437

		1,587,368

Apparel — 0.5%
Hanesbrands, Inc. 8.000%, 12/15/16	100	106,750
6.375%, 12/15/20	300	291,000
Levi Strauss & Co. 8.875%, 04/01/16	50	51,875
7.625%, 05/15/20	325	325,000

		774,625

Auto Manufacturers — 0.5%
Chrysler Group LLC 144A @ 8.250%, 06/15/21	450	441,000
Ford Motor Co. 7.450%, 07/16/31	300	340,091

		781,091

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — 0.9%
Affinia Group Holdings, Inc. 144A @ 10.750%, 08/15/16	$45	$50,175
Allison Transmission, Inc. 144A @ 7.125%, 05/15/19	150	145,875
Conti-Gummi Finance BV @ 8.500%, 07/15/15 144A	150	236,557
7.500%, 09/15/17 144A	75	113,520
Pinafore LLC 144A @ 9.000%, 10/01/18	550	592,625
Pittsburgh Glass Works LLC 144A @ 8.500%, 04/15/16	100	102,750
The Goodyear Tire & Rubber Co. 10.500%, 05/15/16	30	33,750

		1,275,252

Banks — 2.2%
Ally Financial, Inc. 6.250%, 12/01/17 144A @	50	49,667
7.500%, 09/15/20	325	339,625
8.000%, 11/01/31	300	324,750
BAC Capital Trust VI 5.625%, 03/08/35	325	279,998
CIT Group, Inc. 7.000%, 05/01/17	500	498,750
6.625%, 04/01/18 144A @	700	729,750
Provident Funding Associates LP @ 10.250%, 04/15/17 144A	200	219,000
10.125%, 02/15/19 144A	100	101,500
Regions Bank 7.500%, 05/15/18	250	261,426
Synovus Financial Corp. 5.125%, 06/15/17	175	159,239
Zions Bancorporation 7.750%, 09/23/14	150	164,468

		3,128,173

Beverages — 0.2%
Constellation Brands, Inc. 8.375%, 12/15/14	25	28,438
Cott Beverages, Inc. 8.375%, 11/15/17	75	78,562
Refresco Group BV 144A @ 7.375%, 05/15/18	100	146,466

		253,466

Building Materials — 2.2%
Associated Materials LLC 144A @ 9.125%, 11/01/17	275	274,312
Building Materials Corp. of America 144A @ 6.750%, 05/01/21	250	251,250
Cemex Finance LLC 144A @ 9.500%, 12/14/16	360	372,150
Euramax International, Inc. 144A @ 9.500%, 04/01/16	275	266,750
Gibraltar Industries, Inc. 8.000%, 12/01/15	275	276,719

	Par (000)	Value†

Building Materials — (continued)
HeidelbergCement Finance BV 8.000%, 01/31/17	$50	$79,034
Interline Brands, Inc. 7.000%, 11/15/18	100	101,250
Masco Corp. 6.125%, 10/03/16	75	77,044
7.125%, 03/15/20	125	127,955
Nortek, Inc. @ 10.000%, 12/01/18 144A	150	150,000
8.500%, 04/15/21 144A	325	300,625
Ply Gem Industries, Inc. 144A @ 8.250%, 02/15/18	275	260,562
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	245,531
Texas Industries, Inc. 9.250%, 08/15/20	200	193,500
USG Corp. 144A @ 8.375%, 10/15/18	75	73,875
Xefin Lux SCA 144A @ 8.000%, 06/01/18	100	146,103

		3,196,660

Chemicals — 2.7%
Ashland, Inc. 9.125%, 06/01/17	350	393,750
CF Industries, Inc. 6.875%, 05/01/18	275	311,781
Hexion US Finance Corp. 8.875%, 02/01/18	175	182,000
9.000%, 11/15/20	125	128,125
Huntsman International LLC 5.500%, 06/30/16	75	73,781
8.625%, 03/15/20	75	81,750
8.625%, 03/15/21	425	462,188
Kerling Plc 144A @ 10.625%, 02/01/17	275	421,724
Lyondell Chemical Co. 8.000%, 11/01/17 144A @	659	733,138
11.000%, 05/01/18	175	196,000
Momentive Performance Materials, Inc. 11.500%, 12/01/16	275	292,875
9.000%, 01/15/21	125	127,500
PolyOne Corp. 7.375%, 09/15/20	150	157,125
Solutia, Inc. 8.750%, 11/01/17	175	189,875
Styrolution Group GmbH 144A @ 7.625%, 05/15/16	100	142,115

		3,893,727

Coal — 1.4%
Arch Coal, Inc. 8.750%, 08/01/16	150	162,750
Consol Energy, Inc. 8.000%, 04/01/17	325	354,250
8.250%, 04/01/20	150	163,500

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — (continued)
Foresight Energy LLC 144A @ 9.625%, 08/15/17	$275	$291,844
New World Resources N.V. 144A @ 7.875%, 05/01/18	250	373,415
Patriot Coal Corp. 8.250%, 04/30/18	225	232,875
Peabody Energy Corp. 7.375%, 11/01/16	300	339,000
Penn Virginia Resource Partners LP 8.250%, 04/15/18	150	154,875

		2,072,509

Commercial Services — 3.0%
ARAMARK Holdings Corp. PIK 144A @ 8.625%, 05/01/16	250	254,375
Avis Budget Car Rental LLC 7.625%, 05/15/14	213	216,195
9.625%, 03/15/18	50	53,375
Bankrate, Inc. 144A @ 11.750%, 07/15/15	81	92,340
DP World Ltd. 144A @ 6.850%, 07/02/37	340	324,700
EC Finance Plc 144A @ 9.750%, 08/01/17	175	269,004
FTI Consulting, Inc. 7.750%, 10/01/16	225	235,125
6.750%, 10/01/20	75	75,750
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	158,625
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	307,434
iPayment, Inc. 144A @ 10.250%, 05/15/18	275	270,187
Lawson Software, Inc. 11.500%, 07/15/18	100	92,140
Lender Processing Services, Inc. 8.125%, 07/01/16	125	121,875
Mac-Gray Corp. 7.625%, 08/15/15	250	255,000
PHH Corp. 9.250%, 03/01/16	175	191,406
RSC Equipment Rental, Inc. 8.250%, 02/01/21	175	174,125
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	175	181,125
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	272,500
United Rentals North America, Inc. 10.875%, 06/15/16	475	531,406
8.375%, 09/15/20	175	177,188

		4,253,875

Computers — 0.3%
Brocade Communications Systems, Inc. 6.875%, 01/15/20	75	80,813
iGate Corp. 144A @ 9.000%, 05/01/16	375	378,750

	Par (000)	Value†

Computers — (continued)
SunGard Data Systems, Inc. 10.250%, 08/15/15	$25	$25,875

		485,438

Distribution & Wholesale — 0.5%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	451,563
McJunkin Red Man Corp. 144A @ 9.500%, 12/15/16	300	305,250

		756,813

Diversified Financial Services — 5.3%
AMO Escrow Corp. 144A @ 11.500%, 12/15/17	143	153,010
E*TRADE Financial Corp. 7.875%, 12/01/15	175	175,875
6.750%, 06/01/16	375	367,500
12.500%, 11/30/17 PIK	673	787,410
Ford Motor Credit Co. LLC 12.000%, 05/15/15	550	682,065
5.750%, 02/01/21	675	674,169
General Motors Financial Co., Inc. 144A @ 6.750%, 06/01/18	150	150,375
GTP Acquisition Partners I LLC 144A @ 7.628%, 06/15/16	250	250,000
International Lease Finance Corp. 6.500%, 09/01/14 144A @	215	227,900
5.750%, 05/15/16	150	147,708
8.875%, 09/01/17	275	302,500
8.250%, 12/15/20	550	594,000
Nuveen Investments, Inc. 5.500%, 09/15/15	750	658,125
10.500%, 11/15/15	400	409,000
10.500%, 11/15/15 144A @	300	303,750
Pinnacle Foods Finance LLC 9.250%, 04/01/15	125	129,687
10.625%, 04/01/17	100	106,625
SLM Corp. 5.375%, 05/15/14	300	312,339
5.050%, 11/14/14	100	99,993
6.250%, 01/25/16	225	233,437
8.450%, 06/15/18	450	493,926
Springleaf Finance Corp. 6.900%, 12/15/17	425	389,937

		7,649,331

Electric — 2.7%
Calpine Corp.@ 7.875%, 07/31/20 144A	525	548,625
7.500%, 02/15/21 144A	300	306,000
Dubai Electricity & Water Authority 144A @ 7.375%, 10/21/20	200	205,750
GenOn Energy, Inc. 9.500%, 10/15/18	475	494,000
NRG Energy, Inc. 144A @ 7.625%, 01/15/18	500	501,250

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
PNM Resources, Inc. 9.250%, 05/15/15	$250	$278,750
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15	350	211,750
10.250%, 11/01/15	175	105,000
11.500%, 10/01/20 144A @	450	442,125
The AES Corp. 9.750%, 04/15/16	350	397,250
7.375%, 07/01/21 144A @	350	355,250

		3,845,750

Electrical Components & Equipment — 0.2%
Anixter, Inc. 10.000%, 03/15/14	125	142,500
Coleman Cable, Inc. 9.000%, 02/15/18	200	209,000

		351,500

Electronics — 0.2%
NXP BV 144A @ 9.750%, 08/01/18	250	280,000

Engineering & Construction — 0.4%
Aguila 3 S.A. 144A @ 7.875%, 01/31/18	325	327,031
Dycom Investments, Inc. 144A @ 7.125%, 01/15/21	275	280,500

		607,531

Entertainment — 2.4%
AMC Entertainment, Inc. 8.750%, 06/01/19	200	211,000
9.750%, 12/01/20 144A @	200	204,500
Cedar Fair LP 9.125%, 08/01/18	200	213,500
Cinemark USA, Inc. 144A @ 7.375%, 06/15/21	75	74,625
Codere Finance Luxembourg S.A. 144A @ 8.250%, 06/15/15	250	367,978
Downstream Development Authority 144A @ 10.500%, 07/01/19	150	149,250
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	275	279,812
MU Finance Plc 144A @ 8.375%, 02/01/17	325	346,125
Palace Entertainment Holdings LLC 144A @ 8.875%, 04/15/17	75	75,188
Pinnacle Entertainment, Inc. 8.625%, 08/01/17	150	161,062
8.750%, 05/15/20	125	130,938
Regal Cinemas Corp. 8.625%, 07/15/19	275	288,750
Regal Entertainment Group 9.125%, 08/15/18	300	310,500
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	200	206,500

	Par (000)	Value†

Entertainment — (continued)
Speedway Motorsports, Inc. 8.750%, 06/01/16	$150	$161,812
Universal City Development Partners Ltd. 8.875%, 11/15/15	200	222,500
10.875%, 11/15/16	75	89,250

		3,493,290

Environmental Control — 0.1%
Darling International, Inc. 144A @ 8.500%, 12/15/18	75	81,000

Food — 1.7%
Blue Merger Sub, Inc. 144A @ 7.625%, 02/15/19	500	505,000
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	175	175,875
Campofrio Food Group S.A. 144A @ 8.250%, 10/31/16	75	109,849
JBS USA LLC 11.625%, 05/01/14	150	172,500
7.250%, 06/01/21 144A @	275	267,438
Land O’ Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	261,938
Michael Foods, Inc. 144A @ 9.750%, 07/15/18	350	374,500
R&R Ice Cream Plc 144A @ 8.375%, 11/15/17	100	142,115
Smithfield Foods, Inc. 10.000%, 07/15/14	50	58,000
7.750%, 07/01/17	100	103,750
U.S. Foodservice, Inc. 144A @ 8.500%, 06/30/19	250	242,500

		2,413,465

Forest Products & Paper — 1.5%
Boise Paper Holdings LLC 9.000%, 11/01/17	100	108,750
8.000%, 04/01/20	125	131,250
Cascades, Inc. 7.750%, 12/15/17	125	130,313
7.875%, 01/15/20	225	234,281
Clearwater Paper Corp. 10.625%, 06/15/16	100	112,125
7.125%, 11/01/18	100	102,500
Domtar Corp.
7.125%, 08/15/15	200	223,500
9.500%, 08/01/16	25	30,625
Exopack Holding Corp. 144A @ 10.000%, 06/01/18	200	198,500
Mercer International, Inc. 9.500%, 12/01/17	325	348,562
Sappi Papier Holding GmbH 144A @ 6.625%, 04/15/21	200	194,500
Smurfit Kappa Acquisitions @ 7.250%, 11/15/17 144A	75	111,209
7.750%, 11/15/19 144A	100	149,729

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — (continued)
Verso Paper Holdings LLC 11.500%, 07/01/14	$90	$95,850

		2,171,694

Healthcare Products — 1.2%
Accellent, Inc. 8.375%, 02/01/17	50	51,687
10.000%, 11/01/17	450	441,000
Biomet, Inc. 11.625%, 10/15/17	500	553,750
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	84,844
Ontex IV S.A. @ 7.500%, 04/15/18 144A	250	351,663
9.000%, 04/15/19 144A	100	136,315
Universal Hospital Services, Inc. 3.778%, 06/01/15•	125	120,000
8.500%, 06/01/15 PIK	50	51,500

		1,790,759

Healthcare Services — 3.7%
Aviv Healthcare Properties LP 144A @ 7.750%, 02/15/19	100	102,250
Capella Healthcare, Inc. 144A @ 9.250%, 07/01/17	200	211,000
Community Health Systems, Inc. 8.875%, 07/15/15	500	515,000
Crown Newco 3 Plc 144A @ 7.000%, 02/15/18	100	153,259
Da Vita, Inc. 6.375%, 11/01/18	200	202,500
6.625%, 11/01/20	225	228,938
HCA, Inc. 9.625%, 11/15/16 PIK	409	435,157
9.875%, 02/15/17	114	126,825
8.500%, 04/15/19	375	414,375
IASIS Healthcare LLC 144A @ 8.375%, 05/15/19	375	370,312
Kindred Healthcare, Inc. 144A @ 8.250%, 06/01/19	300	298,500
Labco SAS 144A @ 8.500%, 01/15/18	100	147,916
LifePoint Hospitals, Inc. 6.625%, 10/01/20	100	103,000
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	345,312
Radiation Therapy Services, Inc. 9.875%, 04/15/17	225	224,719
Tenet Healthcare Corp. 6.500%, 06/01/12	75	75,375
8.875%, 07/01/19	250	275,937
8.000%, 08/01/20	350	355,687
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	156,750
Universal Health Services, Inc. 7.000%, 10/01/18	75	77,250

	Par (000)	Value†

Healthcare Services — (continued)
Vanguard Health Holding Co. II LLC 8.000%, 02/01/18	$150	$154,875
7.750%, 02/01/19	175	177,188
Vanguard Health Systems, Inc.+ 9.297%, 02/01/16	350	230,563

		5,382,688

Holding Companies — 0.3%
Odeon & UCI Finco Plc 144A @ 9.000%, 08/01/18	100	155,681
Polish Television Holding BV STEP 144A @• 11.250%, 05/15/17	75	113,656
Susser Holdings LLC 8.500%, 05/15/16	175	184,187

		453,524

Home Builders — 0.7%
Beazer Homes USA, Inc. 9.125%, 06/15/18	350	301,875
9.125%, 05/15/19 144A @	125	107,500
Shea Homes LP / Shea Homes Funding Corp. 144A @ 8.625%, 05/15/19	300	295,500
Standard Pacific Corp. 10.750%, 09/15/16	175	198,187
8.375%, 05/15/18	50	49,563

		952,625

Home Furnishings — 0.1%
Sealy Mattress Co. 8.250%, 06/15/14	75	75,188
10.875%, 04/15/16 144A @	97	107,670

		182,858

Household Products & Wares — 1.0%
ACCO Brands Corp. 10.625%, 03/15/15	75	83,719
Central Garden & Pet Co. 8.250%, 03/01/18	150	154,875
Reynolds Group Issuer, Inc. @ 7.125%, 04/15/19 144A	475	471,437
9.000%, 04/15/19 144A	350	345,625
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	106,250
Yankee Acquisition Corp. 8.500%, 02/15/15	200	206,000

		1,367,906

Insurance — 1.1%
American International Group, Inc. 6.250%, 03/15/37	300	273,000
Assured Guaranty Municipal Holdings, Inc. 144A @• 6.400%, 12/15/66	450	339,750
HUB International Holdings, Inc. @ 9.000%, 12/15/14 144A	250	255,000
10.250%, 06/15/15 144A	525	534,187

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Insurance — (continued)
USI Holdings Corp. 144A @ 9.750%, 05/15/15	$125	$125,313

		1,527,250

Internet — 0.9%
Earthlink, Inc. 144A @ 8.875%, 05/15/19	150	136,125
Equinix, Inc. 8.125%, 03/01/18	250	272,187
Level 3 Communications, Inc. 144A @ 11.875%, 02/01/19	225	242,719
Netflix, Inc. 8.500%, 11/15/17	125	140,313
UPC Holding BV @ 9.875%, 04/15/18 144A	275	305,250
8.375%, 08/15/20 144A	125	183,989

		1,280,583

Investment Companies — 0.2%
Offshore Group Investments Ltd. 11.500%, 08/01/15	175	190,312
11.500%, 08/01/15 144A @	75	81,563

		271,875

Iron & Steel — 1.9%
AK Steel Corp. 7.625%, 05/15/20	200	205,000
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	162,750
JMC Steel Group, Inc. 144A @ 8.250%, 03/15/18	225	228,375
Ryerson Holding Corp. 0.000%, 02/01/15	1,200	624,000
Ryerson, Inc. 12.000%, 11/01/15	375	398,438
Severstal OAO Via Steel Capital S.A. 144A @ 9.750%, 07/29/13	300	335,820
Steel Dynamics, Inc. 7.375%, 11/01/12	200	211,000
7.750%, 04/15/16	50	52,500
Tube City IMS Corp. 9.750%, 02/01/15	475	490,437

		2,708,320

Leisure Time — 0.3%
Cirsa Funding Luxembourg S.A. 144A @ 8.750%, 05/15/18	200	294,382
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	55,125
NCL Corp. Ltd. 144A @ 9.500%, 11/15/18	100	106,500
Travelport LLC 11.875%, 09/01/16	25	21,500

		477,507

Lodging — 1.9%
Ameristar Casinos, Inc. 144A @ 7.500%, 04/15/21	325	335,156

	Par (000)	Value†

Lodging — (continued)
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	$687	$758,276
Gaylord Entertainment Co. 6.750%, 11/15/14	200	202,500
Harrah’s Operating Co., Inc. 10.000%, 12/15/18	125	112,813
MGM Resorts International 13.000%, 11/15/13	150	178,125
10.375%, 05/15/14	125	141,875
10.000%, 11/01/16 144A @	225	238,500
11.125%, 11/15/17	400	457,000
11.375%, 03/01/18	50	56,125
9.000%, 03/15/20	75	82,125
Wynn Las Vegas LLC 7.875%, 11/01/17	200	217,750

		2,780,245

Machinery — Construction & Mining — 0.2%
Terex Corp. 10.875%, 06/01/16	25	28,813
8.000%, 11/15/17	300	307,500

		336,313

Machinery — Diversified — 0.7%
Case New Holland, Inc. 7.750%, 09/01/13	125	135,312
7.875%, 12/01/17 144A @	525	577,500
Columbus McKinnon Corp. 7.875%, 02/01/19	100	101,500
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	133,438

		947,750

Media — 6.7%
Bresnan Broadband Holdings LLC 144A @ 8.000%, 12/15/18	150	154,688
Cablevision Systems Corp. 8.625%, 09/15/17	125	135,469
7.750%, 04/15/18	150	159,937
8.000%, 04/15/20	75	80,438
CCH II LLC 13.500%, 11/30/16	100	117,750
CCO Holdings LLC 7.250%, 10/30/17	250	259,062
7.875%, 04/30/18	525	553,219
7.000%, 01/15/19	150	154,500
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	550	572,000
Clear Channel Communications, Inc.
11.000%, 08/01/16 PIK	450	398,250
7.250%, 10/15/27	100	57,000
CSC Holdings LLC 8.500%, 04/15/14	250	276,875
Cyfrowy Polsat Finance AB 144A @ 7.125%, 05/20/18	100	143,928

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
DISH DBS Corp. 144A @ 6.750%, 06/01/21	$200	$205,000
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
Kabel BW Erste Beteiligungs GmbH 144A @ 7.500%, 03/15/19	225	336,074
LIN Television Corp. 8.375%, 04/15/18	275	289,437
Mediacom Broadband LLC 8.500%, 10/15/15	100	102,500
Musketeer GmbH 144A @ 9.500%, 03/15/21	150	232,207
Nexstar Broadcasting, Inc. 7.000%, 01/15/14^	43	42,570
7.000%, 01/15/14 PIK	132	130,678
8.875%, 04/15/17	125	131,563
Nielsen Finance LLC 11.625%, 02/01/14	244	284,870
11.500%, 05/01/16	16	18,720
Ono Finance II Plc 144A @ 10.875%, 07/15/19	150	159,750
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	200	219,500
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	800	882,000
The McClatchy Co. 11.500%, 02/15/17	300	318,750
The Reader’s Digest Association, Inc.• 9.500%, 02/15/17	275	283,937
TVN Finance Corp. II AB 144A @ 10.750%, 11/15/17	50	79,759
Unitymedia GmbH 144A @ 9.625%, 12/01/19	25	39,336
Unitymedia Hessen GmbH & Co. KG 144A @ 8.125%, 12/01/17	275	292,187
Univision Communications, Inc.@ 7.875%, 11/01/20 144A	400	410,000
8.500%, 05/15/21 144A	625	623,437
Videotron Ltee 6.875%, 01/15/14	300	303,375
9.125%, 04/15/18	75	83,719
6.875%, 07/15/21 144A @	325	334,129
XM Satellite Radio, Inc. @ 13.000%, 08/01/13 144A	500	586,250
7.625%, 11/01/18 144A	125	130,625

		9,583,489

Metal Fabricate/Hardware — 0.4%
Metals USA, Inc. 11.125%, 12/01/15	250	263,750
Severstal Columbus LLC 10.250%, 02/15/18	225	248,625

		512,375

Mining — 1.3%
ALROSA Finance S.A. 144A @ 7.750%, 11/03/20	225	244,687

	Par (000)	Value†

Mining — (continued)
FMG Resources August 2006 Pty Ltd. 144A @ 7.000%, 11/01/15	$350	$357,000
Mirabela Nickel Ltd. 144A @ 8.750%, 04/15/18	100	99,500
Novelis, Inc. 144A 8.750%, 12/15/20	175	189,000
Teck Resources Ltd. 9.750%, 05/15/14	93	112,575
10.250%, 05/15/16	29	34,655
Thompson Creek Metals Co., Inc. 144A @ 7.375%, 06/01/18	150	147,000
Vedanta Resources Plc @ 9.500%, 07/18/18 144A	250	272,500
8.250%, 06/07/21 144A	200	201,500
Vulcan Materials Co. 7.500%, 06/15/21	175	174,769

		1,833,186

Miscellaneous Manufacturing — 0.9%
AGY Holding Corp. 11.000%, 11/15/14	125	120,000
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	236,250
Koppers, Inc. 7.875%, 12/01/19	75	80,063
RBS Global, Inc. 8.500%, 05/01/18	525	554,531
Reddy Ice Holdings, Inc. STEP• 10.500%, 11/01/12	75	75,000
SPX Corp. 144A @ 6.875%, 09/01/17	175	187,250

		1,253,094

Office & Business Equipment — 1.2%
CDW LLC 11.500%, 10/12/15 PIK	225	237,375
12.535%, 10/12/17	975	1,050,562
8.000%, 12/15/18 144A @	25	26,438
8.500%, 04/01/19 144A @	350	343,000

		1,657,375

Oil & Gas — 7.6%
Alta Mesa Holdings 144A @ 9.625%, 10/15/18	350	350,000
Anadarko Petroleum Corp. 8.700%, 03/15/19	165	210,261
Antero Resources Finance Corp. 9.375%, 12/01/17	600	645,000
Berry Petroleum Co. 10.250%, 06/01/14	125	142,812
8.250%, 11/01/16	250	260,625
6.750%, 11/01/20	25	25,125
Bill Barrett Corp. 9.875%, 07/15/16	150	168,000
Calumet Specialty Products Partners LP/Calumet Finance Corp. 144A @ 9.375%, 05/01/19	100	103,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Chesapeake Energy Corp. 9.500%, 02/15/15	$450	$522,000
6.625%, 08/15/20	25	26,313
Concho Resources, Inc. 8.625%, 10/01/17	275	299,750
7.000%, 01/15/21	150	155,250
Connacher Oil & Gas Ltd. 144A @ 8.500%, 08/01/19	425	403,750
Continental Resources, Inc. 7.125%, 04/01/21	150	158,250
Denbury Resources, Inc. 9.750%, 03/01/16	175	195,562
8.250%, 02/15/20	274	298,660
Encore Acquisition Co. 9.500%, 05/01/16	75	83,344
Forest Oil Corp. 7.250%, 06/15/19	53	54,060
Goodrich Petroleum Corp. 144A @ 8.875%, 03/15/19	250	250,000
Hilcorp Energy I LP @ 8.000%, 02/15/20 144A	225	241,875
7.625%, 04/15/21 144A	325	339,625
Laredo Petroleum, Inc. 144A @ 9.500%, 02/15/19	200	211,000
Linn Energy LLC 8.625%, 04/15/20	325	352,625
MEG Energy Corp. 144A @ 6.500%, 03/15/21	400	402,000
Newfield Exploration Co. 6.875%, 02/01/20	270	286,875
Oasis Petroleum, Inc. 144A @ 7.250%, 02/01/19	125	124,062
OGX Petroleo e Gas Participacoes S.A. 144A @ 8.500%, 06/01/18	275	282,837
Penn Virginia Corp. 10.375%, 06/15/16	300	332,250
7.250%, 04/15/19	25	24,188
PetroHawk Energy Corp. 10.500%, 08/01/14	100	112,500
7.875%, 06/01/15	75	78,563
7.250%, 08/15/18	425	436,156
Petroplus Finance Ltd. 144A @ 9.375%, 09/15/19	450	452,250
Plains Exploration & Production Co. 10.000%, 03/01/16	200	225,000
Precision Drilling Corp. 6.625%, 11/15/20	200	202,500
QEP Resources, Inc. 6.875%, 03/01/21	100	105,500
Quicksilver Resources, Inc. 11.750%, 01/01/16	375	429,375
9.125%, 08/15/19	275	299,750
Range Resources Corp. 6.750%, 08/01/20	325	336,375
RDS Ultra-Deepwater Ltd. 144A @ 11.875%, 03/15/17	125	140,000

	Par (000)	Value†

Oil & Gas — (continued)
SandRidge Energy, Inc. @ 8.000%, 06/01/18 144A	$125	$127,500
7.500%, 03/15/21 144A	250	253,125
SM Energy Co. 144A @ 6.625%, 02/15/19	100	100,250
Swift Energy Co. 8.875%, 01/15/20	225	240,750
Tesoro Corp. 9.750%, 06/01/19	25	27,938
Unit Corp. 6.625%, 05/15/21	350	350,000
Whiting Petroleum Corp. 6.500%, 10/01/18	25	26,000

		10,892,631

Oil & Gas Services — 1.1%
Cie Generale de Geophysique-Veritas 9.500%, 05/15/16	50	54,625
6.500%, 06/01/21 144A @	200	193,000
Complete Production Services, Inc. 8.000%, 12/15/16	275	287,375
Exterran Holdings, Inc. 144A @ 7.250%, 12/01/18	425	429,250
Global Geophysical Services, Inc. 10.500%, 05/01/17	250	262,500
Helix Energy Solutions Group, Inc. 144A @ 9.500%, 01/15/16	250	257,500
SESI LLC 144A @ 6.375%, 05/01/19	150	148,500

		1,632,750

Packaging and Containers — 1.5%
AEP Industries, Inc. 144A @ 8.250%, 04/15/19	150	150,375
Ardagh Packaging Finance Plc @ 7.375%, 10/15/17 144A	150	154,500
9.250%, 10/15/20 144A	225	332,811
Ball Corp. 7.375%, 09/01/19	100	109,250
BWAY Holding Co. 10.000%, 06/15/18	150	163,687
Clondalkin Acquisition BV 144A @• 2.247%, 12/15/13	50	47,750
Crown Americas LLC 7.625%, 05/15/17	100	107,125
Crown European Holdings S.A. 144A @ 7.125%, 08/15/18	50	74,321
Graphic Packaging International, Inc. 9.500%, 06/15/17	175	191,625
7.875%, 10/01/18	200	212,000
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	125	140,625
Rexam Plc• 6.750%, 06/29/67	100	140,665
Sealed Air Corp. 7.875%, 06/15/17	100	108,212

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
Solo Cup Co. 10.500%, 11/01/13	$225	$234,000

		2,166,946

Pharmaceuticals — 1.0%
Giant Funding Corp. 144A @ 8.250%, 02/01/18	150	156,375
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	136,250
Valeant Pharmaceuticals International @ 6.750%, 10/01/17 144A	175	171,500
6.875%, 12/01/18 144A	275	269,500
7.000%, 10/01/20 144A	250	241,875
Warner Chilcott Co. LLC 144A @ 7.750%, 09/15/18	425	428,719

		1,404,219

Pipelines — 0.7%
El Paso Corp. 8.250%, 02/15/16	100	118,565
7.750%, 01/15/32	50	58,164
El Paso Energy Corp. 7.800%, 08/01/31	25	29,176
Energy Transfer Equity LP 7.500%, 10/15/20	525	556,500
Regency Energy Partners LP 6.875%, 12/01/18	175	181,125

		943,530

Real Estate — 0.6%
CB Richard Ellis Services, Inc. 11.625%, 06/15/17	125	144,844
6.625%, 10/15/20	175	179,812
Realogy Corp. 11.500%, 04/15/17	475	482,125

		806,781

Real Estate Investment Trusts — 1.0%
Host Hotels & Resorts LP 6.750%, 06/01/16	225	232,312
MPT Operating Partnership LP/MPT Finance Corp. 144A @ 6.875%, 05/01/21	225	221,062
Omega Healthcare Investors, Inc. 144A @ 6.750%, 10/15/22	175	172,594
Reckson Operating Partnership LP 6.000%, 03/31/16	75	80,353
Rouse Co. LP 6.750%, 05/01/13 144A @	50	51,688
6.750%, 11/09/15	400	412,500
Ventas Realty LP 6.500%, 06/01/16	25	25,825
6.500%, 06/01/16	200	206,632

		1,402,966

	Par (000)	Value†

Retail — 3.7%
Claire’s Stores, Inc. 9.625%, 06/01/15 PIK	$79	$76,722
8.875%, 03/15/19 144A @	325	303,875
DineEquity, Inc. 144A @ 9.500%, 10/30/18	375	406,875
Dunkin Finance Corp. 144A @ 9.625%, 12/01/18	165	166,442
Inergy LP 8.750%, 03/01/15	81	86,265
7.000%, 10/01/18	275	277,750
6.875%, 08/01/21 144A @	50	50,000
J Crew Group, Inc. 144A @ 8.125%, 03/01/19	275	264,687
JC Penney Corp., Inc. 7.125%, 11/15/23	50	52,000
Michaels Stores, Inc. 12.112%, 11/01/16 STEP†•	325	336,375
7.750%, 11/01/18 144A @	350	350,875
Needle Merger Sub Corp. 8.125%, 03/15/19	175	176,312
O’ Charley’s, Inc. 9.000%, 11/01/13	200	201,250
OSI Restaurant Partners LLC 10.000%, 06/15/15	400	420,000
QVC, Inc. @ 7.125%, 04/15/17 144A	250	262,500
7.500%, 10/01/19 144A	225	238,500
Rite Aid Corp. 8.625%, 03/01/15	275	257,125
10.375%, 07/15/16	75	79,688
9.500%, 06/15/17	100	91,250
10.250%, 10/15/19	225	247,500
8.000%, 08/15/20	50	53,875
The Pantry, Inc. 7.750%, 02/15/14	150	149,625
Toys R Us Property Co. II LLC 8.500%, 12/01/17	175	182,875
Toys R Us, Inc. 7.375%, 10/15/18	175	169,969
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	350	387,625

		5,289,960

Savings & Loans — 0.2%
Amsouth Bank 5.200%, 04/01/15	250	241,087

Semiconductors — 0.7%
Advanced Micro Devices, Inc. 8.125%, 12/15/17	275	287,375
7.750%, 08/01/20	50	51,500
Freescale Semiconductor, Inc. 144A @ 10.125%, 03/15/18	100	111,000
MEMC Electronic Materials, Inc. 144A @ 7.750%, 04/01/19	300	296,250

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — (continued)
Sensata Technologies BV 144A @ 6.500%, 05/15/19	$300	$299,250

		1,045,375

Software — 2.7%
Aspect Software, Inc. 10.625%, 05/07/17	100	107,500
Eagle Parent, Inc. 144A @ 8.625%, 05/01/19	175	168,656
Fidelity National Information Services, Inc. 7.625%, 07/15/17	200	212,250
7.875%, 07/15/20	150	159,188
First Data Corp. 11.250%, 03/31/16	600	591,000
7.375%, 06/15/19 144A @	275	277,062
8.875%, 08/15/20 144A @	300	320,250
12.625%, 01/15/21 144A @	1,525	1,631,750
JDA Software Group, Inc. 8.000%, 12/15/14	125	136,875
MedAssets, Inc. 144A @ 8.000%, 11/15/18	225	222,750

		3,827,281

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC 8.875%, 03/15/18	250	262,500

Telecommunications — 11.9%
Avaya, Inc. 9.750%, 11/01/15	50	51,000
10.125%, 11/01/15 PIK	1,000	1,027,500
7.000%, 04/01/19 144A @	125	120,938
Buccaneer Merger Sub, Inc. 9.125%, 01/15/19	175	182,000
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	175	189,438
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	177,188
Clearwire Communications LLC @ 12.000%, 12/01/15 144A	650	696,312
12.000%, 12/01/17 144A	325	340,437
8.250%, 12/01/40 144A	200	177,500
CommScope, Inc. 144A @ 8.250%, 01/15/19	450	463,500
Cricket Communications, Inc. 10.000%, 07/15/15	225	242,437
7.750%, 05/15/16	125	132,500
7.750%, 10/15/20	200	196,000
7.750%, 10/15/20 144A @	225	219,938
Crown Castle International Corp. 9.000%, 01/15/15	350	379,750
Digicel Group Ltd. @ 8.250%, 09/01/17 144A	225	233,437
10.500%, 04/15/18 144A	500	560,000
EH Holding Corp. @ 6.500%, 06/15/19 144A	350	356,125
7.625%, 06/15/21 144A	325	331,500

	Par (000)	Value†

Telecommunications — (continued)
GCI, Inc. 144A @ 6.750%, 06/01/21	$200	$200,000
GeoEye, Inc. 9.625%, 10/01/15	75	84,750
Goodman Networks, Inc. 144A @ 12.125%, 07/01/18	225	223,875
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19 144A @	350	347,375
8.500%, 11/01/19	575	609,500
7.250%, 10/15/20 144A @	100	99,500
Intelsat Luxembourg S.A. 11.250%, 02/04/17	925	993,219
Intelsat Luxembourg Ltd. PIK 11.500%, 02/04/17 144A @	500	537,500
Level 3 Escrow, Inc. 144A @ 8.125%, 07/01/19	150	150,750
Level 3 Financing, Inc. 8.750%, 02/15/17	125	127,500
9.375%, 04/01/19 144A @	350	360,500
MetroPCS Wireless, Inc. 7.875%, 09/01/18	400	423,500
Nextel Communications, Inc. 5.950%, 03/15/14	150	149,813
7.375%, 08/01/15	400	400,000
NII Capital Corp. 10.000%, 08/15/16	275	319,000
8.875%, 12/15/19	225	248,344
7.625%, 04/01/21	300	313,500
PAETEC Holding Corp. 8.875%, 06/30/17	225	236,250
Qwest Communications International, Inc. 8.000%, 10/01/15	225	244,687
Qwest Corp. 8.375%, 05/01/16	75	88,500
Sable International Finance Ltd. 144A @ 7.750%, 02/15/17	150	150,750
Satmex Escrow S.A. de CV 144A @ 9.500%, 05/15/17	25	25,500
SBA Telecommunications, Inc. 8.250%, 08/15/19	100	107,000
Sprint Capital Corp. 6.875%, 11/15/28	225	213,188
8.750%, 03/15/32	425	460,062
Sprint Nextel Corp. 8.375%, 08/15/17	750	824,062
Telesat Canada 11.000%, 11/01/15	325	355,469
12.500%, 11/01/17	175	210,000
Trilogy International Partners LLC 144A @ 10.250%, 08/15/16	175	177,625
Viasat, Inc. 8.875%, 09/15/16	100	106,000
Virgin Media Finance Plc 9.500%, 08/15/16	500	565,000
West Corp. @ 8.625%, 10/01/18 144A	475	479,750

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
7.875%, 01/15/19 144A	$175	$169,750
Wind Acquisition Finance S.A. @ 11.750%, 07/15/17 144A	325	368,062
7.250%, 02/15/18 144A	300	312,000
Wind Acquisition Holdings Finance S.A. PIK 144A @ 12.250%, 07/15/17	248	286,120
Windstream Corp. 8.125%, 08/01/13	25	27,125

		17,073,026

Transportation — 1.3%
CHC Helicopter S.A. 144A @ 9.250%, 10/15/20	375	338,437
DP World Sukuk Ltd. 144A @ 6.250%, 07/02/17	840	866,250
Florida East Coast Holdings Corp. PIK 144A @ 10.500%, 08/01/17	125	129,688
Florida East Coast Railway Corp. 144A @ 8.125%, 02/01/17	150	154,875
Kansas City Southern de Mexico S.A. de CV 8.000%, 02/01/18	225	244,125
United Maritime Group LLC 11.750%, 06/15/15	150	156,750

		1,890,125

Trucking and Leasing — 0.3%
Aircastle Ltd. 9.750%, 08/01/18	250	275,625
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	125	125,000

		400,625

TOTAL CORPORATE BONDS (Cost $124,930,657)		130,538,583

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	9,238	185
Anvil Holdings, Inc., Class B*^	10,264	102

TOTAL WARRANTS (Cost $0)		287

SHORT-TERM INVESTMENTS — 5.0%
T. Rowe Price Reserve Investment Fund (Cost $7,218,497)	7,218,497	7,218,497

TOTAL INVESTMENTS — 100.0% (Cost $137,691,191)		$143,459,120

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2011 is $47,012.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2011 is $0.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 06/30/2011†
United States	85%
Bermuda	2
Canada	2
Luxembourg	2
Netherlands	2
United Kingdom	2
Cayman Islands	1
Other	4

Total	100%

†	% of total investments as of June 30, 2011

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

HIGH YIELD BOND FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$4,155	$—	$4,155	$—
Auto Manufacturers	371,378	371,378	—	—
Banks	226,833	226,833	—	—
Electric	149,377	149,377	—	—
Entertainment	27,500	27,500	—	—
Investment Companies	205,696	205,696	—	—
Lodging	158,264	158,264	—	—
Oil & Gas	201,495	201,495	—	—
Real Estate Investment Trusts	151,111	151,111	—	—
Retail	148,269	148,269	—	—
Telecommunications	539,986	539,986	—	—
PREFERRED STOCKS	3,517,689	3,517,689	—	—
CORPORATE BONDS	130,538,583	—	130,538,583	—
WARRANTS	287	—	287	—
SHORT-TERM INVESTMENTS	7,218,497	7,218,497	—	—

TOTAL INVESTMENTS	$143,459,120	$12,916,095	$130,543,025	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Realized Gain (Loss)	(145,000)
Change in Appreciation/(Depreciation)	149,500
Sales	(4,500)

Balance as of 6/30/2011	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 73.2%
Aerospace & Defense — 2.5%
United Technologies Corp.	479,500	$42,440,545

Agriculture — 0.4%
Philip Morris International, Inc.	95,800	6,396,566

Auto Manufacturers — 0.3%
General Motors Co.*	158,100	4,799,916

Banks — 7.0%
Fifth Third Bancorp	501,100	6,389,025
JPMorgan Chase & Co.	413,700	16,936,878
KeyCorp	498,000	4,148,340
New York Community Bancorp, Inc.	64,400	965,356
SunTrust Banks, Inc.	329,700	8,506,260
U.S. Bancorp	2,155,500	54,986,805
Wells Fargo & Co.	977,900	27,439,874

		119,372,538

Beverages — 3.7%
PepsiCo, Inc.	903,100	63,605,333

Chemicals — 1.4%
Air Products & Chemicals, Inc.	243,600	23,283,288

Commercial Services — 0.5%
Mastercard, Inc., Class A	8,200	2,470,988
Moody’s Corp.	147,500	5,656,625

		8,127,613

Computers — 4.4%
Accenture Plc, Class A	238,900	14,434,338
Apple, Inc.*	37,400	12,554,058
Hewlett-Packard Co.	496,400	18,068,960
International Business Machines Corp.	175,300	30,072,715

		75,130,071

Cosmetics & Personal Care — 3.3%
Colgate-Palmolive Co.	143,600	12,552,076
The Procter & Gamble Co.	695,282	44,199,077

		56,751,153

Distribution & Wholesale — 1.2%
Mitsubishi Corp.	838,500	20,831,004

Diversified Financial Services — 1.6%
Deutsche Boerse AG	188,400	14,316,193
Franklin Resources, Inc.	99,500	13,063,355

		27,379,548

Electric — 0.4%
Entergy Corp.	60,800	4,151,424
MDU Resources Group, Inc.	73,700	1,658,250
OGE Energy Corp.	34,900	1,756,168

		7,565,842

Electrical Components & Equipment — 0.8%
Emerson Electric Co.	234,100	13,168,125

Electronics — 5.6%
TE Connectivity Ltd.	891,525	32,772,459

	Number of Shares	Value†

Electronics — (continued)
Thermo Fisher Scientific, Inc.*	973,400	$62,677,226

		95,449,685

Food — 3.6%
General Mills, Inc.	1,166,828	43,429,338
Kellogg Co.	331,900	18,360,708

		61,790,046

Healthcare Products — 0.7%
Covidien Plc	178,900	9,522,847
Henry Schein, Inc.*	36,071	2,582,323

		12,105,170

Healthcare Services — 0.7%
Laboratory Corp. of America Holdings*	54,500	5,275,055
Quest Diagnostics, Inc.	99,900	5,904,090

		11,179,145

Insurance — 2.5%
AON Corp.	635,100	32,580,630
The Allstate Corp.	322,000	9,830,660

		42,411,290

Internet — 1.0%
Google, Inc., Class A*	34,100	17,267,558

Leisure Time — 1.4%
Carnival Corp.	614,500	23,123,635

Media — 2.1%
Time Warner, Inc.	984,766	35,815,939

Miscellaneous Manufacturing — 5.3%
Cooper Industries Plc	279,100	16,653,897
Danaher Corp.	1,101,078	58,346,123
Illinois Tool Works, Inc.	279,000	15,760,710

		90,760,730

Oil & Gas — 6.4%
Canadian Natural Resources Ltd.	522,000	21,850,920
Devon Energy Corp.	219,000	17,259,390
EOG Resources, Inc.	179,500	18,766,725
Nexen, Inc.	1,478,200	33,259,500
QEP Resources, Inc.	428,900	17,940,887

		109,077,422

Oil & Gas Services — 0.7%
Weatherford International Ltd.*	594,900	11,154,375

Pharmaceuticals — 3.3%
Pfizer, Inc.	2,769,908	57,060,105

Pipelines — 1.3%
El Paso Corp.	504,600	10,192,920
Spectra Energy Corp.	433,795	11,890,321

		22,083,241

Retail — 5.2%
Dollar General Corp.*	587,200	19,900,208
Kohl’s Corp.	522,600	26,135,226

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Lowe’s Cos., Inc.	329,200	$7,673,652
McDonald’s Corp.	176,900	14,916,208
O’Reilly Automotive, Inc.*	298,000	19,521,980

		88,147,274

Semiconductors — 0.8%
Texas Instruments, Inc.	424,600	13,939,618

Software — 1.2%
Fiserv, Inc.*	96,500	6,043,795
Microsoft Corp.	555,700	14,448,200

		20,491,995

Telecommunications — 3.6%
Amdocs Ltd.*	271,000	8,235,690
AT&T, Inc.	962,700	30,238,407
Cisco Systems, Inc.	1,505,700	23,503,977

		61,978,074

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	160,500	4,412,145

TOTAL COMMON STOCKS (Cost $1,057,520,689)		1,247,098,989

PREFERRED STOCKS — 1.8%
Auto Manufacturers — 0.5%
General Motors Co.CONV*	163,000	7,944,620

Banks — 0.1%
Wells Fargo & Co. CONV	900	954,000

Diversified Financial Services — 0.5%
AMG Capital Trust I CONV	161,600	7,615,400

Electric — 0.2%
PPL Corp.*	67,000	3,678,970

Finance — 0.0%
Federal National Mortgage Association CONV*	70	638,750

Food — 0.1%
Heinz Finance Co. (H.J.) 144A CONV @^	15	1,624,687

Housewares — 0.4%
Newell Financial Trust I CONV	159,100	7,477,700

TOTAL PREFERRED STOCKS (Cost $34,530,954)		29,934,127

	Par (000)	Value†
CORPORATE BONDS — 6.5%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	3,153,150

	Par (000)	Value†

Airlines — 0.4%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	$431	$497,794
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	939	1,075,579
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	443	476,946
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	890	894,450
Delta Air Lines 2011-1, Pass Through Trust 5.300%, 04/15/19	715	715,000
Delta Air Lines, Inc. 7.750%, 12/17/19	832	906,877
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,470	2,395,900
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17	375	367,500

		7,330,046

Beverages — 0.1%
Pernod-Ricard SA 144A @^ 5.750%, 04/07/21	1,170	1,221,547

Coal — 0.4%
Consol Energy, Inc. 8.000%, 04/01/17	4,325	4,714,250
Peabody Energy Corp. 7.375%, 11/01/16	830	937,900
6.500%, 09/15/20	870	935,250

		6,587,400

Diversified Financial Services — 0.7%
International Lease Finance Corp. 144A @ 6.500%, 09/01/14	7,200	7,632,000
6.750%, 09/01/16^	1,150	1,224,750
7.125%, 09/01/18	1,550	1,658,500
Janus Capital Group, Inc. STEP• 6.700%, 06/15/17	1,850	2,028,073

		12,543,323

Electric — 0.5%
Calpine Construction Finance Co. LP 144A @ 8.000%, 06/01/16	2,800	3,024,000
Calpine Corp. 144A @ 7.500%, 02/15/21	1,275	1,300,500
Cleveland Electric Illuminating Co. (The) 8.875%, 11/15/18	2,300	2,947,816
Otter Tail Corp. 9.000%, 12/15/16	890	990,125

		8,262,441

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @ 8.250%, 05/01/16	$800	$906,847

Healthcare Products — 0.0%
Beckman Coulter, Inc. 7.000%, 06/01/19	435	513,360

Iron & Steel — 0.3%
United States Steel Corp. CONV 4.000%, 05/15/14	2,709	4,303,924

Lodging — 0.1%
MGM Resorts International 13.000%, 11/15/13	770	914,375
10.375%, 05/15/14	770	873,950
9.000%, 03/15/20	600	657,000

		2,445,325

Media — 0.4%
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	5,262,050
Sirius XM Radio, Inc. 144A @ 9.750%, 09/01/15	100	110,000
Time Warner, Inc. 5.875%, 11/15/16	905	1,034,455
Univision Communications, Inc. 144A @ 7.875%, 11/01/20	350	358,750

		6,765,255

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.672%, 11/15/23	272	372,640
RBS Global, Inc. 8.500%, 05/01/18	1,330	1,404,813
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,855,605

		3,633,058

Oil & Gas — 0.3%
Forest Oil Corp. 8.500%, 02/15/14	1,300	1,410,500
PetroHawk Energy Corp. 10.500%, 08/01/14	75	84,375
Pride International, Inc. 8.500%, 06/15/19	610	768,697
QEP Resources, Inc. 6.875%, 03/01/21	475	501,125
Questar Market Resources, Inc. 6.800%, 03/01/20	440	461,661
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,374,000
Range Resources Corp. 8.000%, 05/15/19	750	813,750

		5,414,108

Oil & Gas Services — 0.3%
Oil States International, Inc. CONV 2.375%, 07/01/25	1,767	4,437,379

	Par (000)	Value†

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	$50	$54,625
Silgan Holdings, Inc. 7.250%, 08/15/16	375	395,625

		450,250

Real Estate Investment Trusts — 0.3%
Host Hotels & Resorts LP CONV 144A @^ 2.625%, 04/15/27	5,153	5,153,000

Retail — 1.1%
Dollar General Corp. 10.625%, 07/15/15	3,500	3,692,293
11.875%, 07/15/17 PIK	1,225	1,396,500
Group 1 Automotive, Inc. CONV 3.000%, 03/15/20 144A @^	1,830	2,280,638
2.250%, 06/15/36•	7,967	8,076,546
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,167,500
Rite Aid Corp. 10.375%, 07/15/16	1,225	1,301,563

		18,915,040

Semiconductors — 0.3%
Xilinx, Inc. CONV 3.125%, 03/15/37	4,265	5,405,887

Software — 0.1%
First Data Corp. 144A @ 7.375%, 06/15/19	1,750	1,763,125

Telecommunications — 0.7%
American Tower Corp. 4.500%, 01/15/18	1,410	1,409,344
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	3,655	3,956,538
Crown Castle International Corp. 9.000%, 01/15/15	500	542,500
Nextel Communications, Inc. 5.950%, 03/15/14	1,625	1,622,969
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,053,701
SBA Telecommunications, Inc. 8.000%, 08/15/16	300	319,125
8.250%, 08/15/19	225	240,750
Sprint Capital Corp. 8.375%, 03/15/12	2,650	2,756,000
6.900%, 05/01/19	300	309,000

		12,209,927

TOTAL CORPORATE BONDS (Cost $96,571,197)		111,414,392

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
LOAN AGREEMENTS — 8.9%
Auto Parts & Equipment — 1.1%
Federal Mogul Corp.‡ 2.128%, 12/27/14	$11,045	$10,435,483
2.128%, 12/27/15	8,450	7,983,402

		18,418,885

Banks — 0.2%
Cedar Fair Bank‡ 4.000%, 12/15/17	2,537	2,540,828

Chemicals — 0.0%
Nalco Co.‡ 1.996%, 05/13/16	493	488,314

Diversified Financial Services — 1.1%
CIT Group, Inc.‡ 6.250%, 08/11/15	3,750	3,768,075
Fifth Third Process 4.50-5.50%‡ 5.500%, 11/03/16	1,421	1,418,140
Interactive Data Corp.‡ 4.750%, 02/11/18	2,444	2,442,360
International Lease Finance Corp.‡ 7.000%, 03/17/16	450	453,564
MSCI, Inc.‡ 3.750%, 03/14/17	3,217	3,229,998
Nuveen Investment, Inc.‡ 3.245-3.272%, 11/13/14	1,885	1,858,174
5.745-5.773%, 05/13/17	2,203	2,200,866
Pinnacle Foods Finance LLC‡ 2.690%, 04/02/14	2,453	2,428,657
6.000%, 04/02/14	562	564,480
WorldPay‡ 5.250%, 08/06/18	650	649,187

		19,013,501

Engineering & Construction — 0.3%
CSC Holdings, Inc.‡ 0.936%, 02/24/12	605	593,682
1.936%, 03/29/16	4,656	4,619,391

		5,213,073

Food Service — 1.7%
Dineequity, Inc.‡ 3.000%, 10/19/17	4,526	4,524,950
Dunkin Brands, Inc.‡ 4.250%, 11/23/17	24,654	24,606,877

		29,131,827

Forest Products & Paper — 0.6%
Georgia-Pacific Corp.‡ 2.250%, 12/23/12	6,269	6,260,295
3.496%, 12/23/14	2,977	2,977,307

		9,237,602

Healthcare Products — 0.4%
Bausch & Lomb, Inc.‡ 3.435-3.496%, 04/24/15	6,726	6,679,882

	Par (000)	Value†

Healthcare Services — 0.3%
HCA, Inc.‡ 1.496%, 11/16/12	$5,786	$5,749,361

Media — 0.7%
CCO Holding LLC‡ 2.685%, 09/06/14	500	487,915
Charter Communications Operating LLC‡ 2.190%, 03/06/14	15	14,951
7.250%, 03/06/14	41	40,898
3.500%, 09/06/16	4,374	4,356,115
Univision Communications, Inc.•‡ 4.435%, 03/31/17	7,067	6,698,300

		11,598,179

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc.‡ 2.688-2.813%, 07/19/13	1,750	1,732,500

Packaging and Containers — 0.2%
Reynolds Group‡ 4.250%, 02/09/18	3,192	3,170,199

Retail — 0.6%
Dollar General Corp.‡ 2.936-3.023%, 07/07/14	7,679	7,677,918
Rite Aid‡ 4.500%, 03/03/18	2,750	2,706,687

		10,384,605

Software — 0.8%
Fidelity National Information Services, Inc.‡ 5.250%, 07/18/16	2,978	2,986,433
First Data Corp.‡ 2.936%, 09/24/14	5,566	5,150,833
2.936%, 09/24/14	6,473	5,990,423

		14,127,689

Telecommunications — 0.8%
Intelsat Corp.‡ 5.250%, 04/02/18	12,650	12,676,312
SBA Communications Corp.‡ 3.750%, 06/14/18	950	950,399

		13,626,711

TOTAL LOAN AGREEMENTS (Cost $147,203,484)		151,113,156

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 9.6%
T. Rowe Price Reserve Investment Fund (Cost $164,437,513)	164,437,513	164,437,513

TOTAL INVESTMENTS — 100.0% (Cost $1,500,263,837)		$1,703,998,177

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accenture, $55, 01/21/12	(1,153)	$ (831,313)
APD,$105, 12/17/11	(1,094)	(196,920)
AT&T, Inc., $30, 01/21/12	(9,627)	(1,886,892)
Carnval $40, 01/21/12	(374)	(87,890)
Covidien, $60, 01/21/12	(773)	(87,349)
Covidien, $60, 10/22/11	(774)	(27,090)
Entergy Corp., $80, 01/21/12	(389)	(10,114)
Franklin $135, 01/21/12	(538)	(430,400)
General Motors, $45, 01/21/12	(1,581)	(7,905)
Illinois Tool Works, $60, 01/21/12	(734)	(139,460)
Illinois Tool Works, Inc., $55, 01/21/12	(314)	(131,880)
International Business Machine, $180, 01/21/12	(758)	(405,530)
JPMorgan Chase & Co., $50, 1/21/12	(3,220)	(141,680)
Lowes, $30, 01/21/12	(1,198)	(11,980)
Mattel, Inc., $25, 01/21/12	(1,605)	(513,600)
McDonald’s Corp., $80, 01/21/12	(1,759)	(1,134,555)
Pfizer, Inc., $23, 01/21/12	(11,739)	(575,211)
Philip Morris International, Inc., $60, 01/21/12	(929)	(701,395)
Progen Pharmaceuticals, $67.50, 01/21/12	(1,436)	(137,856)
Texas Instrument, $35, 01/21/12	(1,205)	(168,700)
Texas Instrument, $40, 01/21/12	(1,205)	(37,355)
The Procter & Gamble Co., $65, 01/21/12	(269)	(48,420)
The Procter & Gamble Co., $70, 01/21/12	(5,247)	(241,362)
Time Warner, $40, 01/21/12	(1,324)	(128,428)
Time Warner, Inc., $35, 01/21/12	(5,851)	(1,784,555)
Un Tech, $97.50 , 01/21/12	(475)	(78,375)
United, $90.00, 01/21/12	(1,293)	(575,385)
US Bancorp, $30, 01/21/12	(4,315)	(159,655)
Wells Fargo, $35, 01/21/12	(3,657)	(117,024)

TOTAL WRITTEN OPTIONS (Premiums $(11,142,276))		(10,798,279)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2011 is $11,504,622.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2011. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	90%
Canada	3
Ireland	3
Switzerland	2
Germany	1
Japan	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,247,098,989	$1,247,098,989	$—	$—
PREFERRED STOCKS	29,934,127	29,934,127	—	—
CORPORATE BONDS	111,414,392		111,414,392
LOAN AGREEMENTS	151,113,156	—	151,113,156	—
SHORT-TERM INVESTMENTS	164,437,513	164,437,513	—	—

TOTAL INVESTMENTS	$1,703,998,177	$1,441,470,629	$262,527,548	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(10,798,279)	$(3,274,864)	$(7,523,415)	$—

TOTAL LIABILITIES	$(10,798,279)	$(3,274,864)	$(7,523,415)	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.9%
Penn Series Index 500 Fund* (Cost $30,596,984)	4,062,810	$39,084,229

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $23,756,344)	2,202,549	26,056,152

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	71,384	71,384
BlackRock Liquidity Funds TempFund - Institutional Shares	71,384	71,384

TOTAL SHORT-TERM INVESTMENTS (Cost $142,768)		142,768

TOTAL INVESTMENTS — 100.0% (Cost $54,496,096)		$65,283,149

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$39,084,229	$39,084,229	$—	$—
AFFILIATED FIXED INCOME FUNDS	26,056,152	26,056,152	—	—
SHORT-TERM INVESTMENTS	142,768	142,768	—	—

TOTAL INVESTMENTS	$65,283,149	$65,283,149	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Aerospace & Defense — 0.9%
The Boeing Co.	21,200	$1,567,316

Apparel — 2.6%
Coach, Inc.	21,900	1,400,067
NIKE, Inc., Class B	23,600	2,123,528
Polo Ralph Lauren Corp.	4,700	623,267
Prada S.p.A.*	111,600	673,326

		4,820,188

Auto Manufacturers — 0.9%
General Motors Co.*	22,100	670,956
PACCAR, Inc.	20,900	1,067,781

		1,738,737

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc.	20,400	849,864

Banks — 1.5%
JPMorgan Chase & Co.	32,100	1,314,174
Northern Trust Corp.	16,800	772,128
U.S. Bancorp	25,800	658,158

		2,744,460

Beverages — 1.0%
Green Mountain Coffee Roasters, Inc.*	14,600	1,303,196
Hansen Natural Corp.*	6,800	550,460

		1,853,656

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	9,200	432,676
Biogen Idec, Inc.*	2,500	267,300
Celgene Corp.*	12,100	729,872
Dendreon Corp.*	8,300	327,352
Human Genome Sciences, Inc.*	34,600	849,084
Illumina, Inc.*	8,000	601,200

		3,207,484

Chemicals — 3.4%
Air Products & Chemicals, Inc.	8,600	821,988
Potash Corp. of Saskatchewan, Inc.	18,900	1,077,111
Praxair, Inc.	39,700	4,303,083

		6,202,182

Coal — 1.1%
Alpha Natural Resources, Inc.*	10,200	463,488
Peabody Energy Corp.	19,500	1,148,745
Walter Energy, Inc.	4,200	486,360

		2,098,593

Commercial Services — 3.5%
Mastercard, Inc., Class A	11,700	3,525,678
The Western Union Co.	57,400	1,149,722
Visa, Inc., Class A	21,500	1,811,590

		6,486,990

Computers — 9.7%
Accenture Plc, Class A	35,800	2,163,036
Apple, Inc.*	39,700	13,326,099
EMC Corp.*	26,300	724,565

	Number of Shares	Value†

Computers — (continued)
NetApp, Inc.*	19,500	$1,029,210
SanDisk Corp.*	14,200	589,300

		17,832,210

Distribution & Wholesale — 2.1%
Fastenal Co.	62,900	2,263,771
Fossil, Inc.*	7,600	894,672
W.W. Grainger, Inc.	4,200	645,330

		3,803,773

Diversified Financial Services — 4.6%
American Express Co.	51,800	2,678,060
Franklin Resources, Inc.	21,700	2,848,993
IntercontinentalExchange, Inc.*	12,100	1,508,991
Invesco Ltd.	60,800	1,422,720

		8,458,764

Electrical Components & Equipment — 0.5%
Emerson Electric Co.	16,300	916,875

Electronics — 1.0%
Dolby Laboratories, Inc., Class A*	27,100	1,150,666
Trimble Navigation Ltd.*	17,800	705,592

		1,856,258

Engineering & Construction — 0.7%
Fluor Corp.	9,300	601,338
McDermott International, Inc.*	33,300	659,673

		1,261,011

Food — 0.3%
Whole Foods Market, Inc.	9,900	628,155

Healthcare Products — 1.4%
Covidien Plc	5,000	266,150
Edwards Lifesciences Corp.*	12,300	1,072,314
Stryker Corp.	19,600	1,150,324

		2,488,788

Internet — 14.5%
Amazon.com, Inc.*	34,300	7,014,007
Baidu, Inc. ADR*	32,100	4,498,173
Ctrip.com International Ltd. ADR*	24,500	1,055,460
eBay, Inc.*	56,900	1,836,163
Facebook Inc.~^	30,111	853,505
Google, Inc., Class A*	11,900	6,025,922
Liberty Media Corp. — Interactive, Class A*	43,300	726,141
Mail.ru Group Ltd. GDR 144A*~^	21,300	707,586
NetFlix, Inc.*	400	105,076
priceline.com, Inc.*	4,100	2,098,913
Tencent Holdings Ltd.	66,000	1,791,280
Yandex N.V.*	1,700	60,367

		26,772,593

Leisure Time — 0.9%
Carnival Plc	24,400	944,953
Royal Caribbean Cruises Ltd.*	18,500	696,340

		1,641,293

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 2.3%
Las Vegas Sands Corp.*	22,700	$958,167
Marriott International, Inc., Class A	49,197	1,746,001
MGM Resorts International*	15,700	207,397
Starwood Hotels & Resorts Worldwide, Inc.*	23,600	1,322,544

		4,234,109

Machinery — Construction & Mining — 1.0%
Caterpillar, Inc.	7,300	777,158
Joy Global, Inc.	10,400	990,496

		1,767,654

Machinery — Diversified — 1.7%
Cummins, Inc.	8,900	921,061
Deere & Co.	10,200	840,990
Roper Industries, Inc.	10,400	866,320
The Babcock & Wilcox Co.*	19,600	543,116

		3,171,487

Media — 1.1%
Discovery Communications, Inc., Class A*	11,500	471,040
The Walt Disney Co.*	37,500	1,464,000

		1,935,040

Metal Fabricate/Hardware — 1.3%
Precision Castparts Corp.	15,000	2,469,750

Mining — 1.8%
Agnico-Eagle Mines Ltd.	7,700	486,101
BHP Billiton Ltd.*	38,781	1,821,837
Freeport-McMoRan Copper & Gold, Inc.	20,300	1,073,870

		3,381,808

Miscellaneous Manufacturing — 4.6%
3M Co.	15,700	1,489,145
Cooper Industries Plc	12,800	763,776
Danaher Corp.	106,700	5,654,033
Textron, Inc.	20,500	484,005

		8,390,959

Oil & Gas — 3.9%
Cimarex Energy Co.	6,300	566,496
Continental Resources, Inc.*	15,300	993,123
EOG Resources, Inc.	16,900	1,766,895
Occidental Petroleum Corp.	19,500	2,028,780
Suncor Energy, Inc.	45,900	1,794,690

		7,149,984

Oil & Gas Services — 3.3%
Cameron International Corp.*	25,500	1,282,395
FMC Technologies, Inc.*	40,200	1,800,558
Schlumberger Ltd.	35,600	3,075,840

		6,158,793

Pharmaceuticals — 3.8%
Allergan, Inc.	11,200	932,400
AmerisourceBergen Corp.	14,500	600,300
Express Scripts, Inc.*	45,900	2,477,682

	Number of Shares	Value†

Pharmaceuticals — (continued)
McKesson Corp.	28,100	$2,350,565
Valeant Pharmaceuticals International, Inc.*	14,100	732,636

		7,093,583

Real Estate — 0.5%
C.B. Richard Ellis Group, Inc., Class A*	34,800	873,828

Retail — 4.2%
AutoZone, Inc.*	1,600	471,760
CarMax, Inc.*	39,700	1,312,879
Chipotle Mexican Grill, Inc.*	4,200	1,294,398
Costco Wholesale Corp.	17,300	1,405,452
O’Reilly Automotive, Inc.*	8,700	569,937
Ross Stores, Inc.	9,700	777,164
Starbucks Corp.	48,200	1,903,418

		7,735,008

Semiconductors — 2.0%
Broadcom Corp., Class A	38,200	1,285,048
NXP Semiconductor N.V.*	26,000	694,980
Rovi Corp.*	22,000	1,261,920
Samsung Electronics Co. Ltd.*	622	481,218

		3,723,166

Software — 1.8%
Autodesk, Inc.*	11,200	432,320
Nuance Communications, Inc.*	26,800	575,396
Red Hat, Inc.*	14,300	656,370
Salesforce.com, Inc.*	5,900	878,982
VeriFone Systems, Inc.*	18,700	829,345

		3,372,413

Telecommunications — 8.8%
American Tower Corp., Class A*	63,200	3,307,256
Corning, Inc.	144,300	2,619,045
Crown Castle International Corp.*	85,600	3,491,624
Juniper Networks, Inc.*	55,300	1,741,950
QUALCOMM, Inc.	90,400	5,133,816

		16,293,691

Transportation — 4.3%
Expeditors International of Washington, Inc.	22,300	1,141,537
FedEx Corp.	33,100	3,139,535
Union Pacific Corp.	20,400	2,129,760
United Parcel Service, Inc., Class B	21,600	1,575,288

		7,986,120

TOTAL COMMON STOCKS (Cost $137,769,184)		182,966,583

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	749,087	749,087
BlackRock Liquidity Funds TempFund - Institutional Shares	749,086	749,086

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
T. Rowe Price Reserve Investment Fund	1,025	$1,025

TOTAL SHORT-TERM INVESTMENTS (Cost $1,499,198)		1,499,198

TOTAL INVESTMENTS — 100.0% (Cost $139,268,382)		$184,465,781

†	See Security Valuation Note.
*	Non-income producing security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2011 is $1,561,091.
~	Fair valued security. The total market value of fair valued securities at June 30, 2011 is $1,561,091.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	88.0%	$162,432,721
China	3.4%	6,289,453
Canada	2.2%	4,090,538
Ireland	1.7%	3,192,962
France	1.7%	3,075,840
Australia	1.0%	1,821,837
United Kingdom	0.5%	944,953
Netherlands	0.4%	755,347
Russia	0.4%	707,586
Italy	0.4%	673,326
South Korea	0.3%	481,218

	100.0%	$184,465,781

Country Weightings as of 06/30/2011†
United States	88%
China	3
Canada	2
France	2
Ireland	2
Australia	1
United Kingdom	1
Other	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,567,316	$1,567,316	$—	$—
Apparel	4,820,188	4,820,188	—	—
Auto Manufacturers	1,738,737	1,738,737	—	—
Auto Parts & Equipment	849,864	849,864	—	—
Banks	2,744,460	2,744,460	—	—
Beverages	1,853,656	1,853,656	—	—
Biotechnology	3,207,484	3,207,484	—	—
Chemicals	6,202,182	6,202,182	—	—
Coal	2,098,593	2,098,593	—	—
Commercial Services	6,486,990	6,486,990	—	—
Computers	17,832,210	17,832,210	—	—
Distribution & Wholesale	3,803,773	3,803,773	—	—
Diversified Financial Services	8,458,764	8,458,764	—	—
Electrical Components & Equipment	916,875	916,875	—	—
Electronics	1,856,258	1,856,258	—	—
Engineering & Construction	1,261,011	1,261,011	—	—
Food	628,155	628,155	—	—
Healthcare Products	2,488,788	2,488,788	—	—
Internet	26,772,593	25,211,502	707,586	853,505
Leisure Time	1,641,293	1,641,293	—	—
Lodging	4,234,109	4,234,109	—	—
Machinery — Construction & Mining	1,767,654	1,767,654	—	—
Machinery — Diversified	3,171,487	3,171,487	—	—
Media	1,935,040	1,935,040	—	—
Metal Fabricate/Hardware	2,469,750	2,469,750	—	—
Mining	3,381,808	3,381,808	—	—
Miscellaneous Manufacturing	8,390,959	8,390,959	—	—
Oil & Gas	7,149,984	7,149,984	—	—
Oil & Gas Services	6,158,793	6,158,793	—	—
Pharmaceuticals	7,093,583	7,093,583	—	—
Real Estate	873,828	873,828	—	—
Retail	7,735,008	7,735,008	—	—
Semiconductors	3,723,166	3,723,166	—	—
Software	3,372,413	3,372,413	—	—
Telecommunications	16,293,691	16,293,691	—	—
Transportation	7,986,120	7,986,120	—	—
SHORT-TERM INVESTMENTS	1,499,198	1,499,198	—	—

TOTAL INVESTMENTS	$184,465,781	$182,904,690	$707,586	$853,505

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE GROWTH STOCK FUND

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Change in Appreciation/(Depreciation)	100,556
Purchases	752,949

Balance as of 6/30/2011	853,505

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.0%
Apparel — 2.3%
Coach, Inc.	6,000	$383,580
NIKE, Inc., Class B	4,760	428,305

		811,885

Auto Parts & Equipment — 1.0%
TRW Automotive Holdings Corp.*	5,870	346,506

Beverages — 0.6%
Green Mountain Coffee Roasters, Inc.*	2,200	196,372

Biotechnology — 0.6%
Alexion Pharmaceuticals, Inc.*	4,530	213,046

Chemicals — 2.7%
Celanese Corp., Series A	6,330	337,453
CF Industries Holdings, Inc.	1,760	249,339
International Flavors & Fragrances, Inc.	5,980	384,155

		970,947

Commercial Services — 2.6%
Manpower, Inc.	1,070	57,406
Mastercard, Inc., Class A	2,810	846,765

		904,171

Computers — 9.5%
Apple, Inc.*	6,699	2,248,653
EMC Corp.*	15,900	438,045
Fortinet, Inc.*	7,140	194,851
Riverbed Technology, Inc.*	5,850	231,601
SanDisk Corp.*	6,040	250,660

		3,363,810

Cosmetics & Personal Care — 0.9%
The Estee Lauder Cos., Inc., Class A	3,120	328,193

Diversified Financial Services — 2.3%
Affiliated Managers Group, Inc.*	4,930	500,148
The Charles Schwab Corp.	19,390	318,966

		819,114

Electrical Components & Equipment — 1.4%
AMETEK, Inc.	10,800	484,920

Electronics — 1.1%
Agilent Technologies, Inc.*	7,680	392,525

Engineering & Construction — 0.6%
KBR, Inc.	5,660	213,325

Food — 1.0%
Whole Foods Market, Inc.	5,300	336,285

Hand & Machine Tools — 1.1%
Stanley Black & Decker, Inc.	5,300	381,865

Healthcare Products — 1.6%
Covidien Plc	10,760	572,755

Healthcare Services — 0.7%
Universal Health Services, Inc., Class B	4,960	255,589

	Number of Shares	Value†

Home Builders — 1.1%
Toll Brothers, Inc.*	18,820	$390,327

Home Furnishings — 0.5%
Tempur-Pedic International, Inc.*	2,470	167,515

Insurance — 1.4%
ACE Ltd.	7,600	500,232

Internet — 5.5%
Amazon.com, Inc.*	3,710	758,658
F5 Networks, Inc.*	2,580	284,445
Google, Inc., Class A*	1,785	903,888

		1,946,991

Iron & Steel — 1.2%
Cliffs Natural Resources, Inc.	4,570	422,496

Lodging — 2.8%
Las Vegas Sands Corp.*	11,690	493,435
Starwood Hotels & Resorts Worldwide, Inc.	8,900	498,756

		992,191

Machinery — Construction & Mining — 2.4%
Caterpillar, Inc.	8,010	852,745

Machinery — Diversified — 4.4%
AGCO Corp.*	8,560	422,522
Cummins, Inc.	4,990	516,415
Rockwell Automation, Inc.	7,120	617,731

		1,556,668

Media — 3.0%
Comcast Corp., Class A	24,130	611,454
Viacom, Inc., Class B	8,570	437,070

		1,048,524

Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	2,680	441,262

Mining — 1.9%
Goldcorp, Inc.	8,080	390,022
Molycorp, Inc.*	4,720	288,203

		678,225

Oil & Gas — 7.5%
Anadarko Petroleum Corp.	10,200	782,952
Cimarex Energy Co.	7,560	679,795
Cobalt International Energy, Inc.*	10,250	139,707
Concho Resources, Inc.*	7,020	644,787
Southwestern Energy Co.*	8,970	384,634

		2,631,875

Oil & Gas Services — 3.1%
Schlumberger Ltd.	12,500	1,080,000

Pharmaceuticals — 7.7%
Allergan, Inc.	7,540	627,705
Express Scripts, Inc.*	8,690	469,086
Mead Johnson Nutrition Co.	9,210	622,136
Shire Plc ADR	5,320	501,197

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Valeant Pharmaceuticals International, Inc.	9,350	$485,826

		2,705,950

Real Estate — 0.7%
C.B. Richard Ellis Group, Inc., Class A*	10,250	257,378

Retail — 3.3%
Chipotle Mexican Grill, Inc.*	1,160	357,500
Lululemon Athletica, Inc.*	2,160	241,531
Starbucks Corp.	6,430	253,921
Walgreen Co.	7,070	300,192

		1,153,144

Semiconductors — 6.1%
Altera Corp.	10,010	463,963
ASML Holding N.V.	10,650	393,624
Broadcom Corp., Class A	17,210	578,944
Cypress Semiconductor Corp.	11,090	234,443
Netlogic Microsystems, Inc.*	6,540	264,347
NXP Semiconductor N.V.*	7,540	201,544

		2,136,865

Software — 7.4%
Cerner Corp.*	6,480	395,993
Oracle Corp.	37,000	1,217,670
Salesforce.com, Inc.*	4,410	657,002
VeriFone Systems, Inc.*	7,620	337,947

		2,608,612

Telecommunications — 6.0%
Acme Packet, Inc.*	5,400	378,702
Aruba Networks, Inc.*	8,910	263,291
Ciena Corp.*	13,930	256,033
QUALCOMM, Inc.	21,570	1,224,960

		2,122,986

Transportation — 1.8%
FedEx Corp.	6,600	626,010

TOTAL COMMON STOCKS (Cost $31,038,969)		34,911,304

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	175,911	175,911
BlackRock Liquidity Funds TempFund - Institutional Shares	175,910	175,910

TOTAL SHORT-TERM INVESTMENTS (Cost $351,821)		351,821

TOTAL INVESTMENTS — 100.0% (Cost $31,390,790)		$35,263,125

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	88%
Canada	3
France	3
Ireland	2
Netherlands	2
Switzerland	1
United Kingdom	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$34,911,304	$34,911,304	$—	$—
SHORT-TERM INVESTMENTS	351,821	351,821	—	—

TOTAL INVESTMENTS	$35,263,125	$35,263,125	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.8%
Apparel — 1.8%
Coach, Inc.	33,945	$2,170,104

Auto Parts & Equipment — 1.8%
Johnson Controls, Inc.	52,180	2,173,819

Banks — 1.0%
Itau Unibanco Holding S.A. ADR	53,870	1,268,639

Biotechnology — 0.7%
Illumina, Inc.*	12,360	928,854

Chemicals — 1.5%
The Dow Chemical Co.	50,950	1,834,200

Commercial Services — 4.5%
Hertz Global Holdings, Inc.*	115,940	1,841,127
Mastercard, Inc., Class A	4,360	1,313,842
Visa, Inc., Class A	28,880	2,433,429

		5,588,398

Computers — 10.4%
Apple, Inc.*	21,620	7,257,185
Cognizant Technology Solutions Corp., Class A*	39,670	2,909,398
EMC Corp.*	96,550	2,659,953

		12,826,536

Diversified Financial Services — 3.3%
American Express Co.	45,410	2,347,697
TD Ameritrade Holding Corp.	85,200	1,662,252

		4,009,949

Electronics — 2.9%
Agilent Technologies, Inc.*	35,210	1,799,583
TE Connectivity Ltd.	50,030	1,839,103

		3,638,686

Engineering & Construction — 1.5%
ABB Ltd. ADR	69,220	1,796,259

Healthcare Services — 4.0%
Laboratory Corp. of America Holdings*	15,520	1,502,181
UnitedHealth Group, Inc.	66,100	3,409,438

		4,911,619

Internet — 8.7%
Amazon.com, Inc.*	16,115	3,295,356
Baidu, Inc. ADR*	22,690	3,179,550
F5 Networks, Inc.*	13,780	1,519,245
priceline.com, Inc.*	5,330	2,728,587

		10,722,738

Machinery — Diversified — 3.1%
AGCO Corp.*	36,320	1,792,755
Cummins, Inc.	19,205	1,987,526

		3,780,281

Media — 5.8%
CBS Corp., Class B	74,125	2,111,821
DIRECTV, Class A*	59,610	3,029,380

	Number of Shares	Value†

Media — (continued)
The Walt Disney Co.	49,940	$1,949,658

		7,090,859

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	13,510	2,224,422

Miscellaneous Manufacturing — 7.1%
Cooper Industries Plc	42,580	2,540,749
Danaher Corp.	51,630	2,735,874
Eaton Corp.	43,410	2,233,444
General Electric Co.	63,320	1,194,215

		8,704,282

Oil & Gas — 7.4%
Hess Corp.	7,750	579,390
Newfield Exploration Co.*	36,890	2,509,258
Occidental Petroleum Corp.	34,500	3,589,380
Pioneer Natural Resources Co.	26,960	2,414,807

		9,092,835

Oil & Gas Services — 5.6%
Baker Hughes, Inc.	33,060	2,398,833
Cameron International Corp.*	26,640	1,339,726
Halliburton Co.	62,760	3,200,760

		6,939,319

Pharmaceuticals — 4.1%
Allergan, Inc.	23,750	1,977,187
Cardinal Health, Inc.	43,530	1,977,133
Express Scripts, Inc.*	20,890	1,127,642

		5,081,962

Retail — 3.9%
Costco Wholesale Corp.	29,360	2,385,206
Starbucks Corp.	61,900	2,444,431

		4,829,637

Semiconductors — 1.2%
ARM Holdings Plc ADR	52,480	1,492,006

Software — 9.2%
Autodesk, Inc.*	42,930	1,657,098
Cerner Corp.*	25,440	1,554,638
Citrix Systems, Inc.*	30,960	2,476,800
Oracle Corp.	87,250	2,871,398
Salesforce.com, Inc.*	18,730	2,790,395

		11,350,329

Telecommunications — 6.4%
American Tower Corp., Class A*	41,060	2,148,670
Juniper Networks, Inc.*	60,175	1,895,512
QUALCOMM, Inc.	68,720	3,902,609

		7,946,791

Transportation — 2.1%
Union Pacific Corp.	24,895	2,599,038

TOTAL COMMON STOCKS (Cost $97,040,803)		123,001,562

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CORE GROWTH FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	114,371	$114,371
BlackRock Liquidity Funds TempFund - Institutional Shares	114,370	114,370

TOTAL SHORT-TERM INVESTMENTS (Cost $228,741)		228,741

TOTAL INVESTMENTS — 100.0% (Cost $97,269,544)		$123,230,303

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	90%
China	3
Switzerland	3
Ireland	2
Brazil	1
United Kingdom	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$123,001,562	$123,001,562	$—	$—
SHORT-TERM INVESTMENTS	228,741	228,741	—	—

TOTAL INVESTMENTS	$123,230,303	$123,230,303	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 94.9%
Airlines — 1.4%
United Continental Holdings, Inc.*	110,220	$2,494,279

Auto Manufacturers — 2.5%
Ford Motor Co.*	330,630	4,559,388

Banks — 17.3%
CIT Group, Inc.*	74,710	3,306,665
JPMorgan Chase & Co.	127,860	5,234,588
M&T Bank Corp.	41,880	3,683,346
PNC Financial Services Group, Inc.	43,050	2,566,211
State Street Corp.	93,710	4,225,384
The Goldman Sachs Group, Inc.	36,080	4,801,887
U.S. Bancorp	109,230	2,786,457
Wells Fargo & Co.	182,850	5,130,771

		31,735,309

Beverages — 2.8%
The Coca-Cola Co.	75,040	5,049,442

Biotechnology — 3.0%
Amgen, Inc.*	32,580	1,901,043
Gilead Sciences, Inc.*	88,790	3,676,794

		5,577,837

Chemicals — 3.4%
Celanese Corp., Series A	83,290	4,440,190
LyondellBasell Industries N.V., Class A	46,610	1,795,417

		6,235,607

Electric — 7.6%
American Electric Power Co., Inc.	47,460	1,788,293
Edison International	106,520	4,127,650
Entergy Corp.	61,920	4,227,897
GenOn Energy Inc.*	430,310	1,660,997
Public Service Enterprise Group, Inc.	65,350	2,133,024

		13,937,861

Gas — 0.5%
NiSource, Inc.	42,670	864,067

Healthcare Products — 2.4%
Medtronic, Inc.	114,490	4,411,300

Healthcare Services — 7.3%
HCA Holdings, Inc.*	102,560	3,384,480
Humana, Inc.	71,750	5,778,745
WellPoint, Inc.	54,200	4,269,334

		13,432,559

Household Products & Wares — 1.9%
Church & Dwight Co., Inc.	84,570	3,428,468

Insurance — 5.0%
ACE Ltd.	58,210	3,831,382
MetLife, Inc.	122,470	5,372,759

		9,204,141

Internet — 0.9%
VeriSign, Inc.	51,000	1,706,460

	Number of Shares	Value†

Iron & Steel — 0.8%
Allegheny Technologies, Inc.	21,810	$1,384,281

Machinery — Diversified — 0.3%
The Babcock & Wilcox Co.*	19,840	549,766

Media — 4.1%
Comcast Corp., Class A	150,710	3,818,991
Viacom, Inc., Class B	72,220	3,683,220

		7,502,211

Miscellaneous Manufacturing — 4.2%
Cooper Industries Plc	52,450	3,129,692
Ingersoll-Rand Plc	101,540	4,610,931

		7,740,623

Oil & Gas — 11.2%
Apache Corp.	15,670	1,933,521
Chevron Corp.	87,490	8,997,472
Exxon Mobil Corp.	47,150	3,837,067
Penn West Petroleum Ltd.	68,950	1,591,366
Royal Dutch Shell Plc ADR	59,400	4,225,122

		20,584,548

Packaging and Containers — 1.5%
Rock-Tenn Co., Class A	41,420	2,747,803

Pharmaceuticals — 2.1%
Pfizer, Inc.	183,320	3,776,392

Retail — 5.1%
AerCap Holdings N.V.*	202,670	2,636,737
Talbots, Inc.*	232,280	775,815
Target Corp.	68,270	3,202,546
Walgreen Co.	62,710	2,662,666

		9,277,764

Semiconductors — 1.2%
Xilinx, Inc.	58,250	2,124,377

Software — 4.4%
Microsoft Corp.	168,240	4,374,240
Oracle Corp.	109,980	3,619,442

		7,993,682

Telecommunications — 2.0%
AT&T, Inc.	65,527	2,058,203
Vodafone Group Plc ADR	63,800	1,704,736

		3,762,939

Textiles — 2.0%
Mohawk Industries, Inc.*	60,070	3,603,599

TOTAL COMMON STOCKS (Cost $159,572,926)		173,684,703

SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	4,708,160	4,708,160

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
BlackRock Liquidity Funds TempFund - Institutional Shares	4,708,159	$4,708,159

TOTAL SHORT-TERM INVESTMENTS (Cost $9,416,319)		9,416,319

TOTAL INVESTMENTS — 100.0% (Cost $168,989,245)		$183,101,022

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	87%
Netherlands	5
Ireland	4
Switzerland	2
Canada	1
United Kingdom	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$173,684,703	$173,684,703	$—	$—
SHORT-TERM INVESTMENTS	9,416,319	9,416,319	—	—

TOTAL INVESTMENTS	$183,101,022	$183,101,022	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Aerospace & Defense — 4.5%
General Dynamics Corp.	13,416	$999,760
Lockheed Martin Corp.	13,326	1,079,006
Northrop Grumman Corp.	15,584	1,080,751
The Boeing Co.	13,416	991,845
United Technologies Corp.	31,394	2,778,683

		6,930,045

Agriculture — 1.0%
Philip Morris International, Inc.	22,352	1,492,443

Banks — 15.7%
Bank of America Corp.	196,949	2,158,561
Citigroup Inc.	58,272	2,426,446
Fifth Third Bancorp	89,335	1,139,021
HSBC Holdings Plc ADR	22,396	1,111,290
JPMorgan Chase & Co.	96,216	3,939,083
KeyCorp	133,916	1,115,520
PNC Financial Services Group, Inc.	55,561	3,311,991
SunTrust Banks, Inc.	40,140	1,035,612
The Goldman Sachs Group, Inc.	17,978	2,392,692
U.S. Bancorp	60,281	1,537,769
Wells Fargo & Co.	142,888	4,009,437

		24,177,422

Beverages — 1.1%
PepsiCo, Inc.	24,844	1,749,763

Biotechnology — 1.3%
Amgen, Inc.*	33,427	1,950,465

Chemicals — 1.4%
Air Products & Chemicals, Inc.	8,051	769,515
BASF SE ADR	13,367	1,310,768

		2,080,283

Coal — 1.8%
Peabody Energy Corp.	46,948	2,765,707

Computers — 4.7%
Accenture Plc, Class A	41,193	2,488,881
Apple, Inc.*	7,322	2,457,776
International Business Machines Corp.	13,731	2,355,553

		7,302,210

Diversified Financial Services — 2.2%
American Express Co.	44,666	2,309,232
Ameriprise Financial, Inc.	19,304	1,113,455

		3,422,687

Electric — 3.3%
American Electric Power Co., Inc.	46,382	1,747,674
PG&E Corp.	18,085	760,113
PPL Corp.	31,292	870,856
Public Service Enterprise Group, Inc.	50,680	1,654,195

		5,032,838

Electronics — 0.7%
Thermo Fisher Scientific, Inc.*	17,807	1,146,593

	Number of Shares	Value†

Food — 3.1%
Kraft Foods, Inc., Class A	37,944	$1,336,767
Nestle SA ADR	33,429	2,085,301
Unilever N.V.	40,429	1,328,093

		4,750,161

Gas — 1.0%
Sempra Energy	30,247	1,599,461

Healthcare Products — 3.8%
Covidien Plc	29,987	1,596,208
Johnson & Johnson	62,789	4,176,724

		5,772,932

Healthcare Services — 2.8%
UnitedHealth Group, Inc.	61,671	3,180,990
WellPoint, Inc.	13,416	1,056,778

		4,237,768

Insurance — 5.3%
ACE Ltd.	11,813	777,532
Lincoln National Corp.	58,463	1,665,611
MetLife, Inc.	55,539	2,436,496
Prudential Financial, Inc.	40,231	2,558,289
XL Group Plc	35,686	784,378

		8,222,306

Leisure Time — 0.8%
Carnival Corp.	33,482	1,259,928

Media — 2.9%
Comcast Corp., Class A	49,145	1,245,334
The Walt Disney Co.	45,142	1,762,344
Time Warner Cable, Inc.	17,834	1,391,765

		4,399,443

Mining — 3.1%
BHP Billiton Ltd. ADR	25,522	2,415,147
Freeport-McMoRan Copper & Gold, Inc.	45,172	2,389,599

		4,804,746

Miscellaneous Manufacturing — 3.5%
General Electric Co.	165,780	3,126,611
Illinois Tool Works, Inc.	40,203	2,271,067

		5,397,678

Oil & Gas — 11.7%
Apache Corp.	30,401	3,751,180
ConocoPhillips	54,206	4,075,749
Exxon Mobil Corp.	40,203	3,271,720
Hess Corp.	37,974	2,838,936
Occidental Petroleum Corp.	38,396	3,994,720

		17,932,305

Pharmaceuticals — 4.2%
Merck & Co., Inc.	67,080	2,367,253
Pfizer, Inc.	196,949	4,057,149

		6,424,402

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 7.3%
CVS Caremark Corp.	49,237	$1,850,326
Kohl’s Corp.	22,360	1,118,224
McDonald’s Corp.	31,168	2,628,086
Target Corp.	26,877	1,260,800
TJX Cos., Inc.	38,630	2,029,234
Wal-Mart Stores, Inc.	42,856	2,277,368

		11,164,038

Software — 3.1%
Microsoft Corp.	89,235	2,320,110
Oracle Corp.	75,517	2,485,264

		4,805,374

Telecommunications — 3.7%
AT&T, Inc.	64,056	2,011,999
Verizon Communications, Inc.	62,822	2,338,863
Vodafone Group Plc ADR	51,612	1,379,073

		5,729,935

Transportation — 1.7%
Union Pacific Corp.	24,619	2,570,223

TOTAL COMMON STOCKS (Cost $118,806,071)		147,121,156

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Apartments — 0.7%
AvalonBay Communities, Inc.	8,931	1,146,741

Office Property — 0.8%
Boston Properties, Inc.	11,100	1,178,376

Regional Malls — 0.8%
Simon Property Group, Inc.	10,053	1,168,460

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,811,142)		3,493,577

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,580,858	1,580,858
BlackRock Liquidity Funds TempFund - Institutional Shares	1,580,858	1,580,858

TOTAL SHORT-TERM INVESTMENTS (Cost $3,161,716)		3,161,716

TOTAL INVESTMENTS — 100.0% (Cost $123,778,929)		$153,776,449

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	90%
Ireland	3
Switzerland	2
Australia	1
Germany	1
Netherlands	1
United Kingdom	1
Other	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$147,121,156	$147,121,156	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,493,577	3,493,577	—	—
SHORT-TERM INVESTMENTS	3,161,716	3,161,716	—	—

TOTAL INVESTMENTS	$153,776,449	$153,776,449	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 97.4%
Advertising — 0.2%
Omnicom Group, Inc.	6,367	$306,635
The Interpublic Group of Cos., Inc.	11,634	145,425

		452,060

Aerospace & Defense — 2.1%
General Dynamics Corp.	8,497	633,196
Goodrich Corp.	2,847	271,889
L-3 Communications Holdings, Inc.	2,300	201,135
Lockheed Martin Corp.	6,337	513,107
Northrop Grumman Corp.	6,592	457,155
Raytheon Co.	8,176	407,574
Rockwell Collins, Inc.	3,545	218,691
The Boeing Co.	16,621	1,228,791
United Technologies Corp.	20,742	1,835,874

		5,767,412

Agriculture — 1.8%
Altria Group, Inc.	47,378	1,251,253
Archer-Daniels-Midland Co.	15,399	464,280
Lorillard, Inc.	3,203	348,710
Philip Morris International, Inc.	40,488	2,703,384
Reynolds American, Inc.	7,502	277,949

		5,045,576

Airlines — 0.1%
Southwest Airlines Co.	17,817	203,470

Apparel — 0.6%
Coach, Inc.	6,677	426,861
NIKE, Inc., Class B	8,623	775,898
Polo Ralph Lauren Corp.	1,428	189,367
VF Corp.	1,908	207,132

		1,599,258

Auto Manufacturers — 0.6%
Ford Motor Co.*	85,167	1,174,453
PACCAR, Inc.	8,044	410,968

		1,585,421

Auto Parts & Equipment — 0.3%
Johnson Controls, Inc.	15,111	629,524
The Goodyear Tire & Rubber Co.*	5,606	94,013

		723,537

Banks — 7.5%
Bank of America Corp.	227,835	2,497,072
BB&T Corp.	15,999	429,413
Capital One Financial Corp.	10,241	529,152
Citigroup, Inc.	65,581	2,730,793
Comerica, Inc.	4,344	150,172
Fifth Third Bancorp	20,946	267,061
First Horizon National Corp.	6,130	58,480
Huntington Bancshares, Inc.	16,565	108,666
JPMorgan Chase & Co.	89,964	3,683,126
KeyCorp	21,599	179,920
M&T Bank Corp.	2,608	229,374
Marshall & Ilsley Corp.	10,871	86,642

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	34,363	$790,693
Northern Trust Corp.	5,247	241,152
PNC Financial Services Group, Inc.	11,883	708,346
Regions Financial Corp.	26,994	167,363
State Street Corp.	11,347	511,636
SunTrust Banks, Inc.	11,788	304,130
The Bank of New York Mellon Corp.	28,080	719,410
The Goldman Sachs Group, Inc.	11,643	1,549,567
U.S. Bancorp	43,556	1,111,114
Wells Fargo & Co.	118,937	3,337,372
Zions Bancorporation	4,004	96,136

		20,486,790

Beverages — 2.5%
Brown-Forman Corp., Class B	2,462	183,887
Coca-Cola Enterprises, Inc.	7,128	207,995
Constellation Brands, Inc., Class A*	3,723	77,513
Dr. Pepper Snapple Group, Inc.	5,000	209,650
Molson Coors Brewing Co., Class B	3,738	167,238
PepsiCo, Inc.	35,761	2,518,647
The Coca-Cola Co.	51,785	3,484,613

		6,849,543

Biotechnology — 1.2%
Amgen, Inc.*	21,001	1,225,408
Biogen Idec, Inc.*	5,333	570,205
Celgene Corp.*	10,328	622,985
Gilead Sciences, Inc.*	17,849	739,127
Life Technologies Corp.*	3,959	206,145

		3,363,870

Building Materials — 0.0%
Masco Corp.	8,877	106,790

Chemicals — 2.2%
Air Products & Chemicals, Inc.	4,921	470,349
Airgas, Inc.	1,600	112,064
CF Industries Holdings, Inc.	1,600	226,672
E.I. du Pont de Nemours & Co.	20,723	1,120,078
Eastman Chemical Co.	1,591	162,393
Ecolab, Inc.	5,433	306,313
FMC Corp.	1,500	129,030
International Flavors & Fragrances, Inc.	1,875	120,450
Monsanto Co.	12,137	880,418
PPG Industries, Inc.	3,610	327,752
Praxair, Inc.	6,826	739,870
Sigma-Aldrich Corp.	2,722	199,740
The Dow Chemical Co.	26,304	946,944
The Sherwin-Williams Co.	2,034	170,592

		5,912,665

Coal — 0.3%
Alpha Natural Resources, Inc.*	5,099	231,699
Consol Energy, Inc.	5,176	250,932
Peabody Energy Corp.	6,212	365,949

		848,580

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — 1.4%
Apollo Group, Inc., Class A*	2,943	$128,550
Automatic Data Processing, Inc.	11,143	587,013
DeVry, Inc.	1,500	88,695
Donnelley (R.R.) & Sons Co.	4,253	83,401
Equifax, Inc.	3,034	105,340
H&R Block, Inc.	6,666	106,923
Iron Mountain, Inc.	4,300	146,587
Mastercard, Inc., Class A	2,125	640,348
Monster Worldwide, Inc.*	2,631	38,570
Moody’s Corp.	4,273	163,870
Paychex, Inc.	6,975	214,272
Quanta Services, Inc.*	4,900	98,980
Robert Half International, Inc.	3,207	86,685
SAIC, Inc.*	7,300	122,786
The Western Union Co.	14,578	291,997
Total System Services, Inc.	3,477	64,603
Visa, Inc., Class A	11,064	932,253

		3,900,873

Computers — 6.2%
Apple, Inc.*	20,926	7,024,230
Cognizant Technology Solutions Corp., Class A*	6,852	502,526
Computer Sciences Corp.	3,757	142,616
Dell, Inc.*	37,842	630,826
EMC Corp.*	46,748	1,287,907
Hewlett-Packard Co.	46,783	1,702,901
International Business Machines Corp.	27,358	4,693,265
Lexmark International, Inc., Class A*	1,721	50,357
NetApp, Inc.*	8,221	433,904
SanDisk Corp.*	5,597	232,276
Teradata Corp.*	3,816	229,723
Western Digital Corp.*	5,000	181,900

		17,112,431

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	9,550	267,400
Colgate-Palmolive Co.	10,935	955,828
The Estee Lauder Cos., Inc., Class A	2,637	277,386
The Procter & Gamble Co.	62,894	3,998,172

		5,498,786

Distribution & Wholesale — 0.2%
Fastenal Co.	6,400	230,336
Genuine Parts Co.	3,405	185,232
W.W. Grainger, Inc.	1,272	195,443

		611,011

Diversified Financial Services — 1.9%
American Express Co.	23,780	1,229,426
Ameriprise Financial, Inc.	5,446	314,125
BlackRock, Inc.	2,100	402,801
CME Group, Inc.	1,512	440,884
Discover Financial Services	12,278	328,436
E*Trade Financial Corp.*	5,181	71,498
Federated Investors, Inc., Class B	2,495	59,481

	Number of Shares	Value†

Diversified Financial Services — (continued)
Franklin Resources, Inc.	3,252	$426,955
IntercontinentalExchange, Inc.*	1,680	209,513
Invesco Ltd.	10,667	249,608
Janus Capital Group, Inc.	4,666	44,047
Legg Mason, Inc.	3,561	116,658
NYSE Euronext	5,785	198,252
SLM Corp.	11,534	193,887
T. Rowe Price Group, Inc.	5,981	360,894
The Charles Schwab Corp.	22,169	364,680
The NASDAQ OMX Group, Inc.*	3,100	78,430

		5,089,575

Diversified Operations — 0.1%
Leucadia National Corp.	4,360	148,676

Electric — 3.0%
Ameren Corp.	5,298	152,794
American Electric Power Co., Inc.	11,057	416,628
CMS Energy Corp.	5,807	114,340
Consolidated Edison, Inc.	6,434	342,546
Constellation Energy Group, Inc.	4,490	170,440
Dominion Resources, Inc.	13,109	632,771
DTE Energy Co.	3,992	199,680
Duke Energy Corp.	29,843	561,944
Edison International	7,174	277,993
Entergy Corp.	3,947	269,501
Exelon Corp.	14,735	631,247
FirstEnergy Corp.	9,256	408,652
Integrys Energy Group, Inc.	1,995	103,421
NextEra Energy, Inc.	9,685	556,500
Northeast Utilities	4,100	144,197
NRG Energy, Inc.*	5,200	127,816
Pepco Holdings, Inc.	5,540	108,750
PG&E Corp.	8,750	367,763
Pinnacle West Capital Corp.	2,569	114,526
PPL Corp.	12,798	356,168
Progress Energy, Inc.	6,413	307,888
Public Service Enterprise Group, Inc.	11,349	370,431
SCANA Corp.	2,800	110,236
Southern Co.	18,911	763,626
TECO Energy, Inc.	5,423	102,441
The AES Corp.*	14,444	184,017
Wisconsin Energy Corp.	5,200	163,020
Xcel Energy, Inc.	10,430	253,449

		8,312,785

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	17,076	960,525
Molex, Inc.	2,823	72,749

		1,033,274

Electronics — 0.6%
Agilent Technologies, Inc.*	7,945	406,069
Amphenol Corp., Class A	3,900	210,561
FLIR Systems, Inc.	3,600	121,356
Jabil Circuit, Inc.	4,292	86,698

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
PerkinElmer, Inc.	2,216	$59,633
Thermo Fisher Scientific, Inc.*	8,982	578,351
Waters Corp.*	1,958	187,459

		1,650,127

Energy — Alternate Sources — 0.1%
First Solar, Inc.*	1,200	158,724

Engineering & Construction — 0.1%
Fluor Corp.	3,970	256,700
Jacobs Engineering Group, Inc.*	2,983	129,015

		385,715

Entertainment — 0.0%
International Game Technology	6,657	117,030

Environmental Control — 0.3%
Republic Services, Inc.	7,014	216,382
Stericycle, Inc.*	2,000	178,240
Waste Management, Inc.	10,500	391,335

		785,957

Food — 1.9%
Campbell Soup Co.	4,416	152,573
ConAgra Foods, Inc.	9,702	250,409
Dean Foods Co.*	3,972	48,736
General Mills, Inc.	14,310	532,618
H.J. Heinz Co.	7,166	381,804
Hormel Foods Corp.	3,400	101,354
Kellogg Co.	5,666	313,443
Kraft Foods, Inc., Class A	39,663	1,397,327
McCormick & Co., Inc.	2,808	139,193
Safeway, Inc.	8,170	190,933
Sara Lee Corp.	12,719	241,534
SUPERVALU, Inc.	4,753	44,726
SYSCO Corp.	12,852	400,725
The Hershey Co.	3,487	198,236
The J.M. Smucker Co.	2,834	216,631
The Kroger Co.	14,045	348,316
Tyson Foods, Inc., Class A	7,249	140,776
Whole Foods Market, Inc.	3,243	205,768

		5,305,102

Forest Products & Paper — 0.2%
International Paper Co.	9,667	288,270
MeadWestvaco Corp.	3,999	133,206
Weyerhaeuser Co.	11,808	258,123

		679,599

Gas — 0.2%
CenterPoint Energy, Inc.	10,222	197,796
Nicor, Inc.	883	48,336
NiSource, Inc.	5,865	118,766
Sempra Energy	5,298	280,158

		645,056

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$82,973
Stanley Black & Decker, Inc.	3,940	283,877

		366,850

Healthcare Products — 3.5%
Bard (C.R.), Inc.	1,942	213,348
Baxter International, Inc.	13,175	786,416
Becton, Dickinson & Co.	4,875	420,079
Boston Scientific Corp.*	34,748	240,109
CareFusion Corp.*	5,241	142,398
Covidien Plc	10,900	580,207
DENTSPLY International, Inc.	3,200	121,856
Edwards Lifesciences Corp.*	2,600	226,668
Hospira, Inc.*	3,912	221,654
Intuitive Surgical, Inc.*	857	318,898
Johnson & Johnson	61,741	4,107,011
Medtronic, Inc.	23,873	919,827
Patterson Cos., Inc.	2,374	78,081
St. Jude Medical, Inc.	7,330	349,494
Stryker Corp.	7,581	444,929
Varian Medical Systems, Inc.*	2,657	186,043
Zimmer Holdings, Inc.*	4,329	273,593

		9,630,611

Healthcare Services — 1.4%
Aetna, Inc.	8,885	391,740
CIGNA Corp.	5,994	308,271
Coventry Health Care, Inc.*	3,367	122,794
DaVita, Inc.*	2,149	186,125
Humana, Inc.	3,710	298,803
Laboratory Corp. of America Holdings*	2,377	230,070
Quest Diagnostics, Inc.	3,587	211,992
Tenet Healthcare Corp.*	9,374	58,494
UnitedHealth Group, Inc.	24,441	1,260,667
WellPoint, Inc.	8,495	669,151

		3,738,107

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	83,820
Lennar Corp., Class A	3,136	56,918
Pulte Group, Inc.*	8,034	61,540

		202,278

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,438	65,530
Whirlpool Corp.	1,669	135,723

		201,253

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	84,329
Clorox Co.	2,997	202,118
Fortune Brands, Inc.	3,307	210,887
Kimberly-Clark Corp.	9,187	611,487

		1,108,821

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	112,306

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 3.7%
ACE Ltd.	7,500	$493,650
Aflac, Inc.	10,600	494,808
American International Group, Inc.*	9,885	289,828
AON Corp.	7,544	387,007
Assurant, Inc.	2,073	75,188
Berkshire Hathaway, Inc., Class B*	39,050	3,022,080
Chubb Corp.	6,551	410,158
Cincinnati Financial Corp.	4,092	119,405
Genworth Financial, Inc., Class A*	11,369	116,873
Hartford Financial Services Group, Inc.	10,457	275,751
Lincoln National Corp.	7,473	212,906
Loews Corp.	6,925	291,473
Marsh & McLennan Cos., Inc.	12,109	377,680
MetLife, Inc.	23,885	1,047,835
Principal Financial Group, Inc.	7,065	214,917
Prudential Financial, Inc.	11,030	701,398
The Allstate Corp.	11,776	359,521
The Progressive Corp.	14,756	315,483
The Travelers Cos., Inc.	9,731	568,096
Torchmark Corp.	1,757	112,694
Unum Group	7,476	190,488
XL Group Plc	6,749	148,343

		10,225,582

Internet — 2.8%
Akamai Technologies, Inc.*	4,291	135,038
Amazon.com, Inc.*	8,075	1,651,257
eBay, Inc.*	25,628	827,016
Expedia, Inc.	4,188	121,410
F5 Networks, Inc.*	1,900	209,475
Google, Inc., Class A*	5,635	2,853,451
NetFlix, Inc.*	1,000	262,690
priceline.com, Inc.*	1,150	588,719
Symantec Corp.*	17,238	339,933
VeriSign, Inc.	4,009	134,141
Yahoo!, Inc.*	29,317	440,928

		7,564,058

Iron & Steel — 0.3%
AK Steel Holding Corp.	2,192	34,546
Allegheny Technologies, Inc.	2,278	144,584
Cliffs Natural Resources, Inc.	3,100	286,595
Nucor Corp.	7,035	289,983
United States Steel Corp.	3,203	147,466

		903,174

Leisure Time — 0.2%
Carnival Corp.	10,045	377,993
Harley-Davidson, Inc.	5,128	210,094

		588,087

Lodging — 0.3%
Marriott International, Inc., Class A	6,785	240,800
Starwood Hotels & Resorts Worldwide, Inc.	4,252	238,282
Wyndham Worldwide Corp.	4,160	139,984
Wynn Resorts Ltd.	1,600	229,664

		848,730

	Number of Shares	Value†

Machinery — Construction & Mining — 0.6%
Caterpillar, Inc.	14,428	$1,536,005
Joy Global, Inc.	2,300	219,052

		1,755,057

Machinery — Diversified — 0.7%
Cummins, Inc.	4,474	463,014
Deere & Co.	9,632	794,159
Flowserve Corp.	1,300	142,857
Rockwell Automation, Inc.	3,271	283,792
Roper Industries, Inc.	2,200	183,260

		1,867,082

Media — 3.2%
Cablevision Systems Corp., Class A	5,000	181,050
CBS Corp., Class B	15,125	430,911
Comcast Corp., Class A	62,534	1,584,612
DIRECTV, Class A*	17,719	900,480
Discovery Communications, Inc., Class A*	6,600	270,336
Gannett Co., Inc.	6,174	88,412
News Corp., Class A	51,260	907,302
Scripps Networks Interactive, Inc., Class A	2,056	100,497
The McGraw-Hill Cos., Inc.	6,786	284,401
The Walt Disney Co.	42,576	1,662,167
The Washington Post Co., Class B	163	68,289
Time Warner Cable, Inc.	7,796	608,400
Time Warner, Inc.	24,404	887,573
Viacom, Inc., Class B	13,481	687,531

		8,661,961

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,225	530,996

Mining — 0.8%
Alcoa, Inc.	23,248	368,713
Freeport-McMoRan Copper & Gold, Inc.	21,396	1,131,848
Newmont Mining Corp.	11,183	603,547
Titanium Metals Corp.	1,912	35,028
Vulcan Materials Co.	3,041	117,170

		2,256,306

Miscellaneous Manufacturing — 4.0%
3M Co.	15,980	1,515,703
Danaher Corp.	12,368	655,380
Dover Corp.	4,405	298,659
Eaton Corp.	7,440	382,788
General Electric Co.	238,525	4,498,582
Honeywell International, Inc.	17,708	1,055,220
Illinois Tool Works, Inc.	11,219	633,761
Ingersoll-Rand Plc	7,500	340,575
ITT Corp.	4,054	238,902
Leggett & Platt, Inc.	3,354	81,771
Pall Corp.	2,645	148,728
Parker Hannifin Corp.	3,781	339,307
Textron, Inc.	6,076	143,454
Tyco International Ltd.	10,500	519,015

		10,851,845

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	$97,960
Xerox Corp.	31,055	323,283

		421,243

Oil & Gas — 9.8%
Anadarko Petroleum Corp.	11,259	864,241
Apache Corp.	8,723	1,076,331
Cabot Oil & Gas Corp.	2,222	147,341
Chesapeake Energy Corp.	15,010	445,647
Chevron Corp.	45,170	4,645,283
ConocoPhillips	32,280	2,427,133
Denbury Resources, Inc.*	9,300	186,000
Devon Energy Corp.	9,729	766,742
Diamond Offshore Drilling, Inc.	1,600	112,656
EOG Resources, Inc.	6,058	633,364
EQT Corp.	3,600	189,072
Exxon Mobil Corp.	111,465	9,071,022
Helmerich & Payne, Inc.	2,400	158,688
Hess Corp.	6,797	508,144
Marathon Oil Corp.	16,051	845,567
Murphy Oil Corp.	4,517	296,586
Nabors Industries Ltd.*	6,908	170,213
Newfield Exploration Co.*	3,200	217,664
Noble Corp.	5,700	224,637
Noble Energy, Inc.	3,869	346,778
Occidental Petroleum Corp.	18,258	1,899,562
Pioneer Natural Resources Co.	2,700	241,839
QEP Resources, Inc.	3,790	158,536
Range Resources Corp.	3,823	212,176
Rowan Cos., Inc.*	2,403	93,260
Southwestern Energy Co.*	7,690	329,747
Sunoco, Inc.	2,986	124,546
Tesoro Corp.*	2,894	66,302
Valero Energy Corp.	12,540	320,648

		26,779,725

Oil & Gas Services — 2.1%
Baker Hughes, Inc.	9,728	705,864
Cameron International Corp.*	5,639	283,585
FMC Technologies, Inc.*	5,600	250,824
Halliburton Co.	20,569	1,049,019
National Oilwell Varco, Inc.	9,523	744,794
Schlumberger Ltd.	30,759	2,657,577

		5,691,663

Packaging and Containers — 0.2%
Ball Corp.	3,726	143,302
Bemis Co., Inc.	2,549	86,105
Owens-Illinois, Inc.*	4,000	103,240
Sealed Air Corp.	4,033	95,945

		428,592

Pharmaceuticals — 5.1%
Abbott Laboratories	34,696	1,825,704
Allergan, Inc.	6,816	567,432
AmerisourceBergen Corp.	6,000	248,400

	Number of Shares	Value†

Pharmaceuticals — (continued)
Bristol-Myers Squibb Co.	38,097	$1,103,289
Cardinal Health, Inc.	7,682	348,916
Cephalon, Inc.*	1,800	143,820
Eli Lilly & Co.	22,954	861,464
Express Scripts, Inc.*	11,926	643,765
Forest Laboratories, Inc.*	6,662	262,083
McKesson Corp.	5,625	470,531
Mead Johnson Nutrition Co.	4,568	308,568
Medco Health Solutions, Inc.*	9,113	515,067
Merck & Co., Inc.	69,554	2,454,561
Mylan, Inc.*	9,756	240,681
Pfizer, Inc.	179,556	3,698,854
Watson Pharmaceuticals, Inc.*	2,643	181,653

		13,874,788

Pipelines — 0.5%
El Paso Corp.	17,341	350,288
Oneok, Inc.	2,400	177,624
Spectra Energy Corp.	14,884	407,970
The Williams Cos., Inc.	13,034	394,279

		1,330,161

Real Estate — 0.1%
C.B. Richard Ellis Group, Inc., Class A*	6,701	168,262

Retail — 5.7%
Abercrombie & Fitch Co., Class A	1,900	127,148
AutoNation, Inc.*	1,219	44,628
AutoZone, Inc.*	641	188,999
Bed Bath & Beyond, Inc.*	5,766	336,561
Best Buy Co., Inc.	7,368	231,429
Big Lots, Inc.*	1,697	56,256
CarMax, Inc.*	5,200	171,964
Chipotle Mexican Grill, Inc.*	700	215,733
Costco Wholesale Corp.	9,777	794,283
CVS Caremark Corp.	30,867	1,159,982
Darden Restaurants, Inc.	3,240	161,222
Family Dollar Stores, Inc.	2,733	143,646
GameStop Corp., Class A*	3,164	84,384
Home Depot, Inc.	36,004	1,304,065
J.C. Penney Co., Inc.	5,444	188,036
Kohl’s Corp.	6,501	325,115
Limited Brands, Inc.	6,260	240,697
Lowe’s Cos., Inc.	29,440	686,246
Macy’s, Inc.	9,327	272,721
McDonald’s Corp.	23,478	1,979,665
Nordstrom, Inc.	3,737	175,415
O’Reilly Automotive, Inc.*	3,200	209,632
Ross Stores, Inc.	2,600	208,312
Sears Holding Corp.*	869	62,081
Staples, Inc.	16,837	266,025
Starbucks Corp.	16,744	661,221
Target Corp.	16,032	752,061
The Gap, Inc.	9,482	171,624
Tiffany & Co.	2,764	217,029
TJX Cos., Inc.	8,909	467,990

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Urban Outfitters, Inc.*	3,100	$87,265
Wal-Mart Stores, Inc.	43,147	2,292,832
Walgreen Co.	20,979	890,768
Yum! Brands, Inc.*	10,469	578,308

		15,753,343

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	92,195
People’s United Financial, Inc.	9,000	120,960

		213,155

Semiconductors — 2.3%
Advanced Micro Devices, Inc.*	13,368	93,442
Altera Corp.	7,465	346,003
Analog Devices, Inc.	6,576	257,385
Applied Materials, Inc.	29,321	381,466
Broadcom Corp., Class A*	10,608	356,853
Intel Corp.	119,675	2,651,998
KLA-Tencor Corp.	3,627	146,821
Linear Technology Corp.	5,441	179,662
LSI Corp.*	12,772	90,937
MEMC Electronic Materials, Inc.*	5,556	47,393
Microchip Technology, Inc.	4,318	163,695
Micron Technology, Inc.*	19,286	144,259
National Semiconductor Corp.	5,123	126,077
Novellus Systems, Inc.*	1,953	70,581
NVIDIA Corp.*	13,754	219,170
Teradyne, Inc.*	3,357	49,684
Texas Instruments, Inc.	26,593	873,048
Xilinx, Inc.	5,664	206,566

		6,405,040

Software — 3.8%
Adobe Systems, Inc.*	11,405	358,687
Autodesk, Inc.*	4,981	192,267
BMC Software, Inc.*	3,837	209,884
CA, Inc.	8,439	192,747
Cerner Corp.*	3,000	183,330
Citrix Systems, Inc.*	4,091	327,280
Compuware Corp.*	5,119	49,961
Dun & Bradstreet Corp.	1,100	83,094
Electronic Arts, Inc.*	7,730	182,428
Fidelity National Information Services, Inc.	6,059	186,557
Fiserv, Inc.*	3,207	200,854
Intuit, Inc.*	6,092	315,931
Microsoft Corp.	167,415	4,352,790
Oracle Corp.	87,617	2,883,476
Red Hat, Inc.*	4,200	192,780
Salesforce.com, Inc.*	2,700	402,246

		10,314,312

Telecommunications — 5.2%
American Tower Corp., Class A*	8,859	463,592
AT&T, Inc.	133,643	4,197,727
CenturyLink, Inc.	13,226	534,727
Cisco Systems, Inc.	124,680	1,946,255

	Number of Shares	Value†

Telecommunications — (continued)
Corning, Inc.	35,315	$640,967
Frontier Communications Corp.	21,472	173,279
Harris Corp.	3,100	139,686
JDS Uniphase Corp.*	4,496	74,903
Juniper Networks, Inc.*	12,071	380,237
MetroPCS Communications, Inc.*	6,400	110,144
Motorola Mobility Holdings, Inc.*	6,603	145,530
Motorola Solutions, Inc.*	7,546	347,418
QUALCOMM, Inc.	37,699	2,140,926
Sprint Nextel Corp.*	66,383	357,804
Tellabs, Inc.	8,076	37,230
Verizon Communications, Inc.	63,676	2,370,658
Windstream Corp.	11,251	145,813

		14,206,896

Textiles — 0.0%
Cintas Corp.	3,055	100,907

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,212	141,103
Mattel, Inc.	7,881	216,649

		357,752

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	3,739	294,783
CSX Corp.	25,266	662,475
Expeditors International of Washington, Inc.	4,973	254,568
FedEx Corp.	7,066	670,210
Norfolk Southern Corp.	8,152	610,829
Ryder System, Inc.	1,125	63,956
Union Pacific Corp.	11,010	1,149,444
United Parcel Service, Inc., Class B	22,174	1,617,150

		5,323,415

TOTAL COMMON STOCKS (Cost $235,072,355)		267,162,051

REAL ESTATE INVESTMENT TRUSTS — 1.6%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	2,762	70,514
AvalonBay Communities, Inc.	1,992	255,773
Equity Residential	6,792	407,520

		733,807

Diversified — 0.1%
Vornado Realty Trust	3,787	352,873

Forest Products & Paper — 0.1%
Plum Creek Timber Co.	3,847	155,957

Healthcare — 0.3%
HCP, Inc.	9,040	331,678
Health Care REIT, Inc.	4,000	209,720
Ventas, Inc.	3,700	195,027

		736,425

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	15,376	$260,623

Industrial — 0.1%
ProLogis, Inc.	9,599	344,028

Office Property — 0.1%
Boston Properties, Inc.	3,142	333,555

Regional Malls — 0.3%
Simon Property Group, Inc.	6,628	770,372

Storage & Warehousing — 0.1%
Public Storage	3,116	355,255

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	178,273

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,371,954)		4,221,168

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.020%, 07/07/11	$15	15,000
0.050%, 07/07/11	125	124,999
0.030%, 08/25/11	224	223,995

TOTAL U.S. TREASURY OBLIGATIONS (Cost $363,991)		363,994

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,244,678	1,244,678
BlackRock Liquidity Funds TempFund - Institutional Shares	1,244,677	1,244,677

TOTAL SHORT-TERM INVESTMENTS (Cost $2,489,355)		2,489,355

TOTAL INVESTMENTS — 100.0% (Cost $241,297,655)		$274,236,568

†	See Security Valuation Note.
*	Non-income producing security.
Plc	— Public Limited Company.
REIT	— Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$267,162,051	$267,162,051	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,221,168	4,221,168	—	—
U.S. TREASURY OBLIGATIONS	363,994	—	363,994	—
SHORT-TERM INVESTMENTS	2,489,355	2,489,355	—	—

TOTAL INVESTMENTS	$274,236,568	$273,872,574	$363,994	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Advertising — 1.0%
The Interpublic Group of Cos., Inc.	99,170	$1,239,625

Aerospace & Defense — 1.2%
Goodrich Corp.	15,080	1,440,140

Airlines — 0.9%
United Continental Holdings, Inc.*	47,555	1,076,170

Apparel — 2.1%
Coach, Inc.	27,180	1,737,617
Under Armour, Inc., Class A*	10,980	848,864

		2,586,481

Auto Parts & Equipment — 1.4%
BorgWarner, Inc.*	11,530	931,509
TRW Automotive Holdings Corp.*	13,110	773,883

		1,705,392

Banks — 1.1%
M&T Bank Corp.	14,400	1,266,480

Beverages — 3.0%
Green Mountain Coffee Roasters, Inc.*	32,560	2,906,306
Hansen Natural Corp.*	9,240	747,978

		3,654,284

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	28,500	1,340,355
Illumina, Inc.*	13,250	995,737
United Therapeutics Corp.*	12,280	676,628

		3,012,720

Building Materials — 1.0%
Owens Corning*	33,690	1,258,322

Chemicals — 3.2%
Albemarle Corp.	15,810	1,094,052
CF Industries Holdings, Inc.	10,120	1,433,700
PPG Industries, Inc.	10,510	954,203
The Mosaic Co.	6,300	426,699

		3,908,654

Coal — 2.5%
Alpha Natural Resources, Inc.*	25,290	1,149,178
Peabody Energy Corp.	14,200	836,522
Walter Energy, Inc.	9,210	1,066,518

		3,052,218

Commercial Services — 3.1%
Manpower, Inc.	11,350	608,927
Moody’s Corp.	15,410	590,974
SuccessFactors, Inc.*	41,030	1,206,282
The Western Union Co.	67,340	1,348,820

		3,755,003

Computers — 3.1%
Fortinet, Inc.*	26,140	713,361
Riverbed Technology, Inc.*	20,890	827,035
SanDisk Corp.*	28,700	1,191,050

	Number of Shares	Value†

Computers — (continued)
Teradata Corp.*	15,910	$957,782

		3,689,228

Distribution & Wholesale — 1.3%
Fossil, Inc.*	6,380	751,054
WESCO International, Inc.*	14,940	808,104

		1,559,158

Diversified Financial Services — 2.5%
Affiliated Managers Group, Inc.*	10,010	1,015,515
Discover Financial Services	38,880	1,040,040
IntercontinentalExchange, Inc.*	7,540	940,313

		2,995,868

Electrical Components & Equipment — 0.6%
Universal Display Corp.*	19,110	670,570

Electronics — 1.3%
Agilent Technologies, Inc.*	30,420	1,554,766

Engineering & Construction — 0.7%
McDermott International, Inc.*	43,690	865,499

Entertainment — 0.5%
Penn National Gaming, Inc.*	15,330	618,412

Food — 1.2%
Whole Foods Market, Inc.	22,210	1,409,225

Hand & Machine Tools — 0.8%
Stanley Black & Decker, Inc.	12,980	935,209

Healthcare Products — 1.9%
Gen-Probe, Inc.*	12,350	854,002
Intuitive Surgical, Inc.*	2,250	837,248
The Cooper Cos., Inc.	6,880	545,171

		2,236,421

Healthcare Services — 3.0%
AMERIGROUP Corp.*	17,790	1,253,661
Laboratory Corp. of America Holdings*	10,120	979,515
Universal Health Services, Inc., Class B	26,870	1,384,611

		3,617,787

Home Furnishings — 1.1%
Tempur-Pedic International, Inc.*	20,060	1,360,469

Insurance — 1.3%
AON Corp.	30,720	1,575,936

Internet — 5.2%
F5 Networks, Inc.*	20,160	2,222,640
MercadoLibre, Inc.	7,220	572,835
OpenTable, Inc.*	12,620	1,048,974
priceline.com, Inc.*	1,050	537,527
Sina Corp.*	10,125	1,054,012
TIBCO Software, Inc.*	30,340	880,467

		6,316,455

Iron & Steel — 1.4%
Cliffs Natural Resources, Inc.	17,590	1,626,195

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 0.7%
Harley-Davidson, Inc.	21,390	$876,348

Lodging — 3.6%
MGM Resorts International*	80,200	1,059,442
Starwood Hotels & Resorts Worldwide, Inc.	32,170	1,802,807
Wynn Resorts Ltd.	10,130	1,454,060

		4,316,309

Machinery — Construction & Mining — 1.7%
Joy Global, Inc.	21,740	2,070,518

Machinery — Diversified — 3.0%
AGCO Corp.*	19,620	968,443
Cummins, Inc.	13,910	1,439,546
Rockwell Automation, Inc.	13,200	1,145,232

		3,553,221

Mining — 0.9%
Molycorp, Inc.*	11,210	684,483
Silver Wheaton Corp.	13,170	434,610

		1,119,093

Miscellaneous Manufacturing — 1.0%
Parker Hannifin Corp.	13,290	1,192,645

Oil & Gas — 4.6%
Cimarex Energy Co.	15,540	1,397,357
Concho Resources, Inc.*	18,130	1,665,240
QEP Resources, Inc.	34,420	1,439,789
Whiting Petroleum Corp.*	18,420	1,048,282

		5,550,668

Oil & Gas Services — 1.7%
Cameron International Corp.*	40,080	2,015,623

Packaging and Containers — 0.9%
Temple-Inland, Inc.	34,480	1,025,435

Pharmaceuticals — 6.8%
AmerisourceBergen Corp.	35,310	1,461,834
Mead Johnson Nutrition Co.	14,320	967,316
Medicis Pharmaceutical Corp., Class A	16,190	617,972
Onyx Pharmaceuticals, Inc.*	14,170	500,201
Perrigo Co.	12,050	1,058,833
Valeant Pharmaceuticals International, Inc.	35,060	1,821,718
Watson Pharmaceuticals, Inc.*	26,120	1,795,228

		8,223,102

Real Estate — 1.5%
C.B. Richard Ellis Group, Inc., Class A*	70,660	1,774,273

Retail — 3.4%
Abercrombie & Fitch Co., Class A	24,550	1,642,886
Lululemon Athletica, Inc.*	6,780	758,140
Nordstrom, Inc.	37,290	1,750,392

		4,151,418

Semiconductors — 8.9%
Aeroflex Holding Corp.*	37,860	687,159
Altera Corp.	20,700	959,445

	Number of Shares	Value†

Semiconductors — (continued)
ASML Holding N.V.	38,040	$1,405,958
Broadcom Corp., Class A	29,000	975,560
Cypress Semiconductor Corp.	84,540	1,787,176
Freescale Semiconductor Holdings I Ltd.*	33,970	624,708
Lam Research Corp.*	16,050	710,694
Netlogic Microsystems, Inc.*	43,170	1,744,932
NXP Semiconductor N.V.*	32,940	880,486
Omnivision Technologies, Inc.*	26,330	916,547

		10,692,665

Software — 3.8%
Informatica Corp.*	17,030	995,063
Salesforce.com, Inc.*	15,970	2,379,211
VeriFone Systems, Inc.*	26,990	1,197,006

		4,571,280

Telecommunications — 3.4%
Acme Packet, Inc.*	14,960	1,049,145
Aruba Networks, Inc.*	31,920	943,236
Ciena Corp.*	14,870	273,310
Juniper Networks, Inc.*	28,440	895,860
NII Holdings, Inc.*	20,710	877,690

		4,039,241

Transportation — 1.4%
Expeditors International of Washington, Inc.	19,250	985,407
Ryder System, Inc.	11,630	661,166

		1,646,573

TOTAL COMMON STOCKS (Cost $85,992,287)		115,805,099

SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds TempCash - Institutional Shares (Cost $4,588,015)	4,588,015	4,588,015

TOTAL INVESTMENTS — 100.0% (Cost $90,580,302)		$120,393,114

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 06/30/2011†
United States	95%
Canada	2
Netherlands	2
China	1

Total	100%

†	% of total investments as of June 30, 2011

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CAP GROWTH FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$115,805,099	$115,805,099	$—	$—
SHORT-TERM INVESTMENTS	4,588,015	4,588,015	—	—

TOTAL INVESTMENTS	$120,393,114	$120,393,114	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 89.9%
Aerospace & Defense — 2.0%
Embraer SA ADR	37,600	$1,157,328
Spirit Aerosystems Holdings, Inc., Class A*	60,000	1,320,000

		2,477,328

Auto Parts & Equipment — 3.1%
Lear Corp.	37,700	2,016,196
WABCO Holdings, Inc.*	27,800	1,919,868

		3,936,064

Banks — 8.0%
Fifth Third Bancorp	165,600	2,111,400
First Horizon National Corp.	65,104	621,092
Huntington Bancshares, Inc.	214,000	1,403,840
KeyCorp	52,300	435,659
Regions Financial Corp.	204,700	1,269,140
SunTrust Banks, Inc.	78,200	2,017,560
Synovus Financial Corp.	227,200	472,576
Zions Bancorporation	67,300	1,615,873

		9,947,140

Beverages — 1.0%
Dr. Pepper Snapple Group, Inc.	30,600	1,283,058

Building Materials — 2.8%
Masco Corp.	84,000	1,010,520
Owens Corning*	67,700	2,528,595

		3,539,115

Commercial Services — 4.3%
Lender Processing Services, Inc.	89,150	1,864,127
Moody’s Corp.	91,700	3,516,695

		5,380,822

Diversified Financial Services — 1.7%
Invesco Ltd.	90,000	2,106,000

Electric — 6.4%
Alliant Energy Corp.	42,700	1,736,182
CMS Energy Corp.	81,800	1,610,642
DPL, Inc.	53,100	1,601,496
DTE Energy Co.	11,700	585,234
NV Energy, Inc.	122,600	1,881,910
OGE Energy Corp.	12,500	629,000

		8,044,464

Electrical Components & Equipment — 1.9%
Energizer Holdings, Inc.*	19,000	1,374,840
General Cable Corp.*	22,300	949,534

		2,324,374

Electronics — 1.8%
Avnet, Inc.*	71,300	2,273,044

Engineering & Construction — 2.3%
Chicago Bridge & Iron Co. NV	40,100	1,559,890
McDermott International, Inc.*	64,900	1,285,669

		2,845,559

	Number of Shares	Value†

Food — 0.2%
The J.M. Smucker Co.	4,000	$305,760

Gas — 2.3%
CenterPoint Energy, Inc.	90,600	1,753,110
Questar Corp.	60,300	1,067,913

		2,821,023

Healthcare Services — 6.0%
Aetna, Inc.	30,400	1,340,336
CIGNA Corp.	40,000	2,057,200
Coventry Health Care, Inc.*	57,750	2,106,142
MEDNAX, Inc.*	26,900	1,941,911

		7,445,589

Home Builders — 1.7%
KB Home	93,100	910,518
NVR, Inc.*	1,600	1,160,768

		2,071,286

Home Furnishings — 1.1%
Whirlpool Corp.	17,500	1,423,100

Housewares — 0.6%
Newell Rubbermaid, Inc.	45,800	722,724

Insurance — 8.8%
Assurant, Inc.	55,000	1,994,850
Lincoln National Corp.	77,500	2,207,975
PartnerRe Ltd.	15,200	1,046,520
Principal Financial Group, Inc.	66,200	2,013,804
StanCorp Financial Group, Inc.	28,100	1,185,539
The Progressive Corp.	45,800	979,204
W. R. Berkley Corp.	49,000	1,589,560

		11,017,452

Iron & Steel — 1.7%
Cliffs Natural Resources, Inc.	16,400	1,516,180
United States Steel Corp.	13,300	612,332

		2,128,512

Leisure Time — 0.7%
Harley-Davidson, Inc.	22,800	934,116

Machinery — Construction & Mining — 0.9%
Terex Corp.*	38,100	1,083,945

Machinery — Diversified — 1.0%
AGCO Corp.*	24,200	1,194,512

Media — 2.1%
Cablevision Systems Corp., Class A	8,700	315,027
The McGraw-Hill Cos., Inc.	54,000	2,263,140

		2,578,167

Mining — 1.4%
Teck Resources Ltd., Class B	33,900	1,720,086

Miscellaneous Manufacturing — 1.3%
Ingersoll-Rand Plc	36,400	1,652,924

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 5.8%
Denbury Resources, Inc.*	90,300	$1,806,000
Newfield Exploration Co.*	19,400	1,319,588
Noble Corp.	12,500	492,625
Noble Energy, Inc.	16,500	1,478,895
Southwestern Energy Co.*	19,800	849,024
Whiting Petroleum Corp.*	23,000	1,308,930

		7,255,062

Oil & Gas Services — 3.2%
Complete Production Services, Inc.*	42,500	1,417,800
National Oilwell Varco, Inc.	19,300	1,509,453
Oceaneering International, Inc.	27,800	1,125,900

		4,053,153

Packaging and Containers — 1.2%
Temple-Inland, Inc.	52,400	1,558,376

Pharmaceuticals — 3.1%
AmerisourceBergen Corp.	45,800	1,896,120
Shire Plc ADR	21,200	1,997,252

		3,893,372

Retail — 7.0%
Aeropostale, Inc.*	57,600	1,008,000
Chico’s FAS, Inc.	89,400	1,361,562
J.C. Penney Co., Inc.	45,200	1,561,208
Limited Brands, Inc.	43,600	1,676,420
Macy’s, Inc.	75,000	2,193,000
World Fuel Services Corp.	25,700	923,401

		8,723,591

Semiconductors — 2.8%
Lam Research Corp.*	26,800	1,186,704
NXP Semiconductor N.V.*	42,600	1,138,698
ON Semiconductor Corp.*	108,400	1,134,948

		3,460,350

Telecommunications — 1.3%
Anixter International, Inc.	24,400	1,594,296

Transportation — 0.4%
Ship Finance International Ltd.	25,196	454,032

TOTAL COMMON STOCKS (Cost $87,275,506)		112,248,396

REAL ESTATE INVESTMENT TRUSTS — 4.3%
Building & Real Estate — 0.8%
Annaly Capital Management, Inc.	51,600	930,864

Diversified — 1.0%
Vornado Realty Trust	13,216	1,231,467

Office Property — 1.6%
Alexandria Real Estate Equities, Inc.	11,800	913,556
Boston Properties, Inc.	10,100	1,072,216

		1,985,772

	Number of Shares	Value†

Regional Malls — 0.9%
The Macerich Co.	21,977	$1,175,769

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,861,999)		5,323,872

SHORT-TERM INVESTMENTS — 5.8%
BlackRock Liquidity Funds FedFund - Institutional Shares	3,600,678	3,600,678
BlackRock Liquidity Funds TempFund - Institutional Shares	3,600,678	3,600,678

TOTAL SHORT-TERM INVESTMENTS (Cost $7,201,356)		7,201,356

TOTAL INVESTMENTS — 100.0% (Cost $97,338,860)		$124,773,624

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	92%
Netherlands	2
United Kingdom	2
Bermuda	1
Brazil	1
Canada	1
Ireland	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$112,248,396	$112,248,396	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,323,872	5,323,872	—	—
SHORT-TERM INVESTMENTS	7,201,356	7,201,356	—	—

TOTAL INVESTMENTS	$124,773,624	$124,773,624	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 97.0%
Advertising — 5.2%
Omnicom Group, Inc.	24,400	$1,175,104
The Interpublic Group of Cos., Inc.	139,200	1,740,000

		2,915,104

Aerospace & Defense — 1.2%
Rockwell Collins, Inc.	11,200	690,928

Agriculture — 1.9%
Bunge Ltd.	15,600	1,075,620

Airlines — 1.0%
Delta Air Lines, Inc.*	20,000	183,400
Southwest Airlines Co.	34,900	398,558

		581,958

Apparel — 0.1%
VF Corp.	600	65,136

Auto Parts & Equipment — 1.2%
Lear Corp.	5,100	272,748
WABCO Holdings, Inc.*	5,400	372,924

		645,672

Banks — 8.5%
CIT Group, Inc.*	6,500	287,690
City National Corp.	13,000	705,250
Comerica, Inc.	15,500	535,835
Commerce Bancshares, Inc.	9,938	427,334
Cullen/Frost Bankers, Inc.	9,100	517,335
Hancock Holding Co.	13,100	405,838
KeyCorp	34,700	289,051
M&T Bank Corp.	6,600	580,470
Signature Bank*	9,000	514,800
TCF Financial Corp.	20,380	281,244
UMB Financial Corp.	5,200	217,776

		4,762,623

Beverages — 0.5%
Dr. Pepper Snapple Group, Inc.	6,900	289,317

Chemicals — 5.4%
Air Products & Chemicals, Inc.	4,500	430,110
Ashland, Inc.	8,800	568,656
Celanese Corp., Series A	10,300	549,093
Eastman Chemical Co.	5,200	530,764
Huntsman Corp.	18,000	339,300
LyondellBasell Industries N.V., Class A	11,100	427,572
Olin Corp.	7,600	172,216

		3,017,711

Commercial Services — 1.2%
The Western Union Co.	34,900	699,047

Diversified Financial Services — 4.3%
Affiliated Managers Group, Inc.*	4,500	456,525
Invesco Ltd.	21,300	498,420
Lazard Ltd., Class A	27,800	1,031,380
LPL Investment Holdings. Inc.*	12,600	431,046

		2,417,371

	Number of Shares	Value†

Electric — 2.4%
CMS Energy Corp.	26,900	$529,661
Northeast Utilities	8,200	288,394
PPL Corp.	18,500	514,855

		1,332,910

Electrical Components & Equipment — 1.4%
AMETEK, Inc.	5,950	267,155
General Cable Corp.*	12,700	540,766

		807,921

Electronics — 1.5%
FLIR Systems, Inc.	7,100	239,341
Garmin Ltd.	4,500	148,635
TE Connectivity Ltd.	12,100	444,796

		832,772

Engineering & Construction — 1.2%
Jacobs Engineering Group, Inc.*	10,600	458,450
URS Corp.*	5,300	237,122

		695,572

Environmental Control — 1.4%
Republic Services, Inc.	25,495	786,521

Forest Products & Paper — 0.1%
International Paper Co.	2,100	62,622

Gas — 0.4%
Questar Corp.	11,600	205,436

Hand & Machine Tools — 0.9%
Kennametal, Inc.	11,800	498,078

Healthcare Products — 3.5%
Kinetic Concepts, Inc.*	10,700	616,641
Patterson Cos., Inc.	6,400	210,496
St. Jude Medical, Inc.	8,400	400,512
The Cooper Cos., Inc.	2,400	190,176
Zimmer Holdings, Inc.*	8,800	556,160

		1,973,985

Healthcare Services — 3.1%
Coventry Health Care, Inc.*	12,300	448,581
HCA Holdings, Inc.*	7,500	247,500
HealthSouth Corp.*	12,600	330,750
Humana, Inc.	5,600	451,024
Universal Health Services, Inc., Class B	5,200	267,956

		1,745,811

Home Furnishings — 0.3%
Harman International Industries, Inc.	3,600	164,052

Household Products & Wares — 2.3%
Fortune Brands, Inc.	11,100	707,847
Tupperware Brands Corp.	8,600	580,070

		1,287,917

Insurance — 3.1%
ACE Ltd.	5,100	335,682
AON Corp.	12,500	641,250

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Marsh & McLennan Cos., Inc.	9,100	$283,829
PartnerRe Ltd.	6,900	475,065

		1,735,826

Iron & Steel — 2.0%
Carpenter Technology Corp.	9,300	536,424
Reliance Steel & Aluminum Co.	11,700	580,905

		1,117,329

Media — 0.5%
Discovery Communications, Inc., Class A*	6,700	274,432

Metal Fabricate/Hardware — 0.4%
Worthington Industries, Inc.	10,000	231,000

Mining — 2.0%
Agnico-Eagle Mines Ltd.	6,200	391,406
IAMGOLD Corp.	29,000	544,040
Royal Gold, Inc.	3,100	181,567

		1,117,013

Miscellaneous Manufacturing — 7.7%
Dover Corp.	10,200	691,560
Eaton Corp.	11,000	565,950
Ingersoll-Rand Plc	14,900	676,609
Pall Corp.	9,400	528,562
Parker Hannifin Corp.	4,400	394,856
SPX Corp.	3,600	297,576
Trinity Industries, Inc.	23,900	833,632
Tyco International Ltd.	6,900	341,067

		4,329,812

Oil & Gas — 7.4%
Cabot Oil & Gas Corp.	3,800	251,978
ENSCO International Plc ADR	4,961	264,421
EQT Corp.	19,500	1,024,140
Forest Oil Corp.*	20,300	542,213
Helmerich & Payne, Inc.	4,100	271,092
Murphy Oil Corp.	5,000	328,300
QEP Resources, Inc.	21,700	907,711
Range Resources Corp.	10,700	593,850

		4,183,705

Oil & Gas Services — 2.9%
Halliburton Co.	11,081	565,131
Helix Energy Solutions Group, Inc.*	4,600	76,176
Superior Energy Services, Inc.*	11,500	427,110
Weatherford International Ltd.*	28,600	536,250

		1,604,667

Packaging and Containers — 2.9%
Ball Corp.	5,800	223,068
Greif, Inc., Class A	11,700	760,851
Temple-Inland, Inc.	22,100	657,254

		1,641,173

Pharmaceuticals — 5.9%
AmerisourceBergen Corp.	4,900	202,860

	Number of Shares	Value†

Pharmaceuticals — (continued)
McKesson Corp.	6,600	$552,090
Mylan, Inc.*	47,400	1,169,358
Par Pharmaceutical Cos., Inc.*	8,500	280,330
Warner Chilcott Plc, Class A	25,800	622,554
Watson Pharmaceuticals, Inc.*	6,800	467,364

		3,294,556

Pipelines — 1.9%
El Paso Corp.	52,200	1,054,440

Retail — 4.7%
Guess?, Inc.	14,700	618,282
Macy’s, Inc.	24,400	713,456
PetSmart, Inc.	10,100	458,237
Pier 1 Imports, Inc.*	75,200	870,064

		2,660,039

Semiconductors — 0.9%
Analog Devices, Inc.	3,700	144,818
Micron Technology, Inc.*	50,700	379,236

		524,054

Software — 3.2%
Adobe Systems, Inc.*	18,222	573,082
Fiserv, Inc.*	13,200	826,716
Intuit, Inc.*	7,600	394,136

		1,793,934

Telecommunications — 1.1%
CenturyLink, Inc.	14,528	587,367

Transportation — 1.4%
Gulfmark Offshore, Inc., Class A*	2,900	128,151
Kansas City Southern*	6,500	385,645
Tidewater, Inc.	5,200	279,812

		793,608

TOTAL COMMON STOCKS (Cost $43,122,478)		54,497,039

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Office Property — 0.6%
Alexandria Real Estate Equities, Inc. (Cost $228,058)	4,200	325,164

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	690,579	690,579
BlackRock Liquidity Funds TempFund - Institutional Shares	690,579	690,579

TOTAL SHORT-TERM INVESTMENTS (Cost $1,381,158)		1,381,158

TOTAL INVESTMENTS — 100.0% (Cost $44,731,695)		$56,203,361

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MID CORE VALUE FUND

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	91%
Bermuda	3
Canada	2
Switzerland	2
Ireland	1
Netherlands	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$54,497,039	$54,497,039	$—	$—
REAL ESTATE INVESTMENT TRUSTS	325,164	325,164	—	—
SHORT-TERM INVESTMENTS	1,381,158	1,381,158	—	—

TOTAL INVESTMENTS	$56,203,361	$56,203,361	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 94.0%
Advertising — 1.5%
The Interpublic Group of Cos., Inc.	35,460	$443,250

Aerospace & Defense — 4.9%
Embraer SA ADR	10,930	336,425
TransDigm Group, Inc.*	7,520	685,749
Triumph Group, Inc.	3,820	380,396

		1,402,570

Apparel — 1.2%
Deckers Outdoor Corp.*	4,000	352,560

Auto Manufacturers — 1.0%
Tesla Motors, Inc.*	9,556	278,366

Auto Parts & Equipment — 5.2%
BorgWarner, Inc.*	7,090	572,801
TRW Automotive Holdings Corp.*	4,980	293,969
WABCO Holdings, Inc.*	9,200	635,352

		1,502,122

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	8,730	410,572
Amarin Corp. Plc*	7,460	107,946

		518,518

Chemicals — 2.2%
Airgas, Inc.	8,960	627,558

Commercial Services — 6.5%
Gartner, Inc.*	14,235	573,528
Hertz Global Holdings, Inc.*	29,210	463,855
Manpower, Inc.	6,790	364,283
SuccessFactors, Inc.*	15,327	450,614

		1,852,280

Computers — 2.2%
RealD, Inc.*	8,795	205,715
Riverbed Technology, Inc.*	10,840	429,156

		634,871

Distribution & Wholesale — 1.6%
WESCO International, Inc.*	8,410	454,897

Diversified Financial Services — 1.7%
Affiliated Managers Group, Inc.*	4,360	442,322
LPL Investment Holdings. Inc.*	1,764	60,346

		502,668

Electrical Components & Equipment — 1.0%
EnerSys*	8,630	297,045

Entertainment — 1.4%
National CineMedia, Inc.	24,144	408,275

Healthcare Products — 3.9%
Alere Inc.*	8,700	318,594
Bruker Corp.*	19,570	398,445
Sirona Dental Systems, Inc.*	7,423	394,161

		1,111,200

	Number of Shares	Value†

Healthcare Services — 2.6%
Healthspring, Inc.*	9,224	$425,319
Lincare Holdings, Inc.	10,770	315,238

		740,557

Home Furnishings — 1.4%
Tempur-Pedic International, Inc.*	6,140	416,415

Internet — 7.2%
BroadSoft, Inc.*	11,380	433,919
Equinix, Inc.*	4,910	496,008
MercadoLibre, Inc.	5,250	416,535
TIBCO Software, Inc.*	24,420	708,669

		2,055,131

Machinery — Diversified — 4.3%
AGCO Corp.*	6,910	341,078
Graco, Inc.	10,800	547,128
Robbins & Myers, Inc.	6,540	345,639

		1,233,845

Oil & Gas — 4.2%
Brigham Exploration Co.*	15,240	456,133
Concho Resources, Inc.*	3,020	277,387
SandRidge Energy, Inc.*	42,990	458,274

		1,191,794

Oil & Gas Services — 2.8%
Complete Production Services, Inc.*	8,250	275,220
Oil States International, Inc.*	6,450	515,419

		790,639

Packaging and Containers — 2.0%
Crown Holdings, Inc.*	15,050	584,241

Pharmaceuticals — 5.6%
AmerisourceBergen Corp.	9,500	393,300
Catalyst Health Solutions, Inc.*	9,190	512,986
Impax Laboratories, Inc.*	12,070	263,005
Pharmasset, Inc.*	3,960	444,312

		1,613,603

Retail — 5.9%
Dick’s Sporting Goods, Inc.*	15,840	609,048
Foot Locker, Inc.	13,860	329,314
Vitamin Shoppe, Inc.*	9,500	434,720
Williams-Sonoma, Inc.	8,500	310,165

		1,683,247

Semiconductors — 5.8%
Atmel Corp.*	34,120	480,068
Avago Technologies Ltd.	11,500	437,000
Netlogic Microsystems, Inc.*	18,520	748,579

		1,665,647

Software — 7.0%
Aspen Technology, Inc.*	12,830	220,419
athenahealth, Inc.*	8,260	339,486
MSCI, Inc., Class A*	12,160	458,189

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
QLIK Technologies, Inc.*	15,170	$516,690
Red Hat, Inc.*	10,240	470,016

		2,004,800

Telecommunications — 6.3%
Acme Packet, Inc.*	6,240	437,611
Ciena Corp.*	13,190	242,432
Iridium Communications, Inc.*	36,880	319,012
LogMeIn, Inc.*	7,052	271,996
SBA Communications Corp., Class A*	3,520	134,429
Virgin Media Inc.	13,860	414,830

		1,820,310

Transportation — 2.8%
Kansas City Southern*	13,520	802,142

TOTAL COMMON STOCKS (Cost $25,045,291)		26,988,551

SHORT-TERM INVESTMENTS — 6.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	854,774	854,774
BlackRock Liquidity Funds TempFund - Institutional Shares	854,773	854,773

TOTAL SHORT-TERM INVESTMENTS (Cost $1,709,547)		1,709,547

TOTAL INVESTMENTS — 100.0% (Cost $26,754,838)		$28,698,098

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$26,988,551	$26,988,551	$—	$—
SHORT-TERM INVESTMENTS	1,709,547	1,709,547	—	—

TOTAL INVESTMENTS	$28,698,098	$28,698,098	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 87.9%
Agriculture — 0.8%
Bunge Ltd.	3,650	$251,668

Airlines — 0.6%
Alaska Air Group, Inc.*	2,750	188,265

Apparel — 0.9%
The Jones Group, Inc.	26,900	291,865

Auto Parts & Equipment — 3.5%
Cooper Tire & Rubber Co.	11,750	232,532
Dana Holding Corp.*	16,600	303,780
Lear Corp.	4,275	228,627
TRW Automotive Holdings Corp.*	5,300	312,859

		1,077,798

Banks — 6.4%
Associated Banc-Corp.	12,300	170,970
CapitalSource, Inc.	60,700	391,515
Comerica, Inc.	9,875	341,379
Hancock Holding Co.	7,942	246,043
Popular, Inc.*	94,900	261,924
Susquehanna Bancshares, Inc.	23,500	188,000
Umpqua Holdings Corp.	17,000	196,690
Webster Financial Corp.	8,600	180,772

		1,977,293

Beverages — 1.3%
Constellation Brands, Inc., Class A*	18,750	390,375

Building Materials — 0.1%
Masco Corp.	1,700	20,451

Chemicals — 2.9%
Huntsman Corp.	14,200	267,670
OM Group, Inc.*	5,700	231,648
PolyOne Corp.	25,500	394,485

		893,803

Commercial Services — 1.2%
Convergys Corp.*	28,200	384,648

Computers — 1.9%
Insight Enterprises, Inc.*	23,300	412,643
NCR Corp.*	9,450	178,511

		591,154

Distribution & Wholesale — 0.6%
WESCO International, Inc.*	3,300	178,497

Diversified Financial Services — 0.9%
MF Global Holdings Ltd.*	37,100	287,154

Electric — 6.0%
CMS Energy Corp.	19,525	384,447
NV Energy, Inc.	26,600	408,310
PNM Resources, Inc.	18,300	306,342
Portland General Electric Co.	16,175	408,904
Unisource Energy Corp.	9,800	365,834

		1,873,837

	Number of Shares	Value†

Electrical Components & Equipment — 1.6%
EnerSys*	5,900	$203,078
General Cable Corp.*	7,050	300,189

		503,267

Electronics — 6.4%
Arrow Electronics, Inc.*	9,050	375,575
AU Optronics Corp. ADR	49,240	338,771
Avnet, Inc.*	11,400	363,432
Flextronics International Ltd.*	52,300	335,766
Thomas & Betts Corp.*	5,150	277,328
TTM Technologies, Inc.*	17,800	285,156

		1,976,028

Engineering & Construction — 0.8%
Tutor Perini Corp.	12,300	235,914

Food — 3.1%
Dole Food Co., Inc.*	21,800	294,736
Smithfield Foods, Inc.*	12,150	265,720
Tyson Foods, Inc., Class A	21,100	409,762

		970,218

Gas — 3.4%
Atmos Energy Corp.	9,125	303,406
Ni Source, Inc.	18,875	382,219
UGI Corp.	11,900	379,491

		1,065,116

Healthcare Products — 1.2%
Kinetic Concepts, Inc.*	6,475	373,154

Healthcare Services — 3.1%
Health Net, Inc.*	13,100	420,379
LifePoint Hospitals, Inc.*	8,850	345,858
Molina Healthcare, Inc.*	6,900	187,128

		953,365

Home Builders — 1.2%
NVR, Inc.*	530	384,504

Household Products & Wares — 2.0%
American Greetings Corp., Class A	15,700	377,428
Avery Dennison Corp.	6,500	251,095

		628,523

Insurance — 6.8%
AmTrust Financial Services, Inc.	13,100	298,418
Aspen Insurance Holdings Ltd.	11,550	297,181
Endurance Specialty Holdings Ltd.	8,775	362,671
PartnerRe Ltd.	3,600	247,860
Platinum Underwriters Holdings Ltd.	10,800	358,992
Reinsurance Group of America, Inc.	4,725	287,564
Unum Group	9,975	254,163

		2,106,849

Iron & Steel — 1.9%
Reliance Steel & Aluminum Co.	6,850	340,103
Steel Dynamics, Inc.	15,500	251,875

		591,978

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 0.9%
Royal Caribbean Cruises Ltd.*	7,300	$274,772

Machinery — Diversified — 0.4%
Briggs & Stratton Corp.	6,100	121,146

Media — 1.3%
Gannett Co., Inc.	18,200	260,624
Meredith Corp.	4,525	140,863

		401,487

Metal Fabricate/Hardware — 1.9%
Commercial Metals Co.	22,650	325,027
Mueller Industries, Inc.	7,250	274,848

		599,875

Oil & Gas — 6.5%
Forest Oil Corp.*	10,900	291,139
Helmerich & Payne, Inc.	5,400	357,048
Petroleum Development Corp.*	6,700	200,397
Quicksilver Resources, Inc.*	18,100	267,156
Stone Energy Corp.*	8,850	268,952
Swift Energy Co.*	9,650	359,655
Tesoro Corp.*	11,700	268,047

		2,012,394

Oil & Gas Services — 0.6%
Helix Energy Solutions Group, Inc.*	10,900	180,504

Pharmaceuticals — 0.9%
Par Pharmaceutical Cos., Inc.*	8,175	269,612

Real Estate — 0.7%
Forest City Enterprises, Inc., Class A*	11,800	220,306

Retail — 6.5%
ANN, Inc.*	13,900	362,790
Big Lots, Inc.*	9,100	301,665
Foot Locker, Inc.	15,800	375,408
GameStop Corp., Class A*	7,100	189,357
Office Depot, Inc.*	50,600	213,532
Saks, Inc.*	26,600	297,122
Signet Jewelers Ltd.*	6,300	294,903

		2,034,777

Savings & Loans — 2.3%
First Niagara Financial Group, Inc.	19,500	257,400
People’s United Financial, Inc.	14,900	200,256
Washington Federal, Inc.	15,250	250,557

		708,213

Semiconductors — 1.1%
Entegris, Inc.*	33,500	339,020

Software — 0.9%
Take-Two Interactive Software, Inc.*	18,600	284,208

Telecommunications — 2.1%
Amdocs Ltd.*	9,675	294,023
Anixter International, Inc.	2,550	166,617
Arris Group, Inc.*	17,600	204,336

		664,976

	Number of Shares	Value†

Transportation — 2.0%
Bristow Group, Inc.	8,850	$451,527
Teekay Corp.	5,300	163,664

		615,191

Trucking and Leasing — 1.2%
Aircastle Ltd.	30,300	385,416

TOTAL COMMON STOCKS (Cost $22,978,762)		27,307,621

REAL ESTATE INVESTMENT TRUSTS — 8.0%
Apartments — 2.5%
BRE Properties, Inc.	7,600	379,088
Camden Property Trust	6,300	400,806

		779,894

Diversified — 1.3%
Entertainment Properties Trust	8,500	396,950

Hotels & Resorts — 2.0%
DiamondRock Hospitality Co.	29,600	317,608
Sunstone Hotel Investors, Inc.*	31,509	292,089

		609,697

Office Property — 1.2%
BioMed Realty Trust, Inc.	20,350	391,534

Regional Malls — 1.0%
Glimcher Realty Trust	32,400	307,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,322,935)		2,485,875

SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds TempCash -Institutional Shares	628,898	628,898
BlackRock Liquidity Funds TempFund -Institutional Shares	628,898	628,898

TOTAL SHORT-TERM INVESTMENTS (Cost $1,257,796)		1,257,796

TOTAL INVESTMENTS — 100.0% (Cost $26,559,493)		$31,051,292

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMID CAP VALUE FUND

Country Weightings as of 06/30/2011†
United States	91%
Bermuda	5
Canada	1
Puerto Rico	1
Singapore	1
Taiwan	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$27,307,621	$27,307,621	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,485,875	2,485,875	—	—
SHORT-TERM INVESTMENTS	1,257,796	1,257,796	—	—

TOTAL INVESTMENTS	$31,051,292	$31,051,292	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 80.4%
Airlines — 1.2%
Copa Holdings S.A., Class A	20,677	$1,379,983

Apparel — 1.3%
Crocs, Inc.*	29,450	758,338
Steven Madden Ltd.*	19,975	749,262

		1,507,600

Auto Manufacturers — 2.0%
Tesla Motors, Inc.*#	38,225	1,113,494
Wabash National Corp.*	128,950	1,208,262

		2,321,756

Biotechnology — 2.9%
Cubist Pharmaceuticals, Inc.*#	41,325	1,487,287
Emergent BioSolutions, Inc.*	50,925	1,148,359
Myriad Genetics, Inc.*	31,750	721,042

		3,356,688

Commercial Services — 4.2%
American Public Education, Inc.*	31,366	1,396,101
Huron Consulting Group, Inc.*	27,825	840,593
United Rentals, Inc.*#	42,600	1,082,040
VistaPrint N.V.*	33,429	1,599,578

		4,918,312

Computers — 2.3%
Ciber, Inc.*	179,925	998,583
RealD, Inc.*#	35,025	819,235
Syntel, Inc.	14,541	859,664

		2,677,482

Diversified Financial Services — 3.4%
Encore Capital Group, Inc.*	26,400	811,008
Financial Engines, Inc.*	31,275	810,648
Greenhill & Co., Inc.#	17,425	937,813
MarketAxess Holdings, Inc.	27,600	691,656
WisdomTree Investments, Inc.*	119,525	757,789

		4,008,914

Electronics — 0.9%
Stoneridge, Inc.*	69,695	1,027,304

Healthcare Products — 7.5%
Abaxis, Inc.*	34,511	940,425
Align Technology, Inc.*	74,541	1,699,535
Insulet Corp.*#	36,050	799,228
MAKO Surgical Corp.*#	31,800	945,414
Masimo Corp.	35,898	1,065,453
NuVasive, Inc.*#	64,130	2,108,594
Zoll Medical Corp.*	19,650	1,113,369

		8,672,018

Internet — 9.3%
Ancestry.com, Inc.*#	42,175	1,745,623
BroadSoft, Inc.*#	72,825	2,776,817
Constant Contact, Inc.*#	96,445	2,447,774
ReachLocal, Inc.*#	47,372	986,759
Responsys, Inc.*	47,500	842,175

	Number of Shares	Value†

Internet — (continued)
Shutterfly, Inc.*	35,825	$2,057,072

		10,856,220

Leisure Time — 2.1%
Life Time Fitness, Inc.*	61,605	2,458,655

Metal Fabricate/Hardware — 1.8%
Dynamic Materials Corp.	56,575	1,268,411
Haynes International, Inc.	14,162	877,053

		2,145,464

Mining — 4.3%
Globe Specialty Metals, Inc.	96,200	2,156,804
Horsehead Holding Corp.*	146,305	1,948,783
Silver Standard Resources, Inc.*	34,400	918,136

		5,023,723

Miscellaneous Manufacturing — 2.4%
Hexcel Corp.*	41,075	899,132
Polypore International, Inc.*	28,525	1,935,136

		2,834,268

Oil & Gas — 10.3%
Carrizo Oil & Gas, Inc.*#	36,775	1,535,356
Comstock Resources, Inc.*#	112,210	3,230,526
Goodrich Petroleum Corp.*#	113,797	2,095,003
Petrohawk Energy Corp.*	124,053	3,060,387
Quicksilver Resources, Inc.*	139,808	2,063,566

		11,984,838

Oil & Gas Services — 0.2%
Tesco Corp.*	11,100	215,451

Pharmaceuticals — 2.7%
Durect Corp.*	287,675	583,980
Pozen, Inc.*	64,429	270,602
Questcor Pharmaceuticals, Inc.*	37,200	896,520
Salix Pharmaceuticals Ltd.*#	36,000	1,433,880

		3,184,982

Retail — 4.3%
AerCap Holdings N.V.*	222,181	2,890,575
Cabela’s, Inc.*	62,575	1,698,911
Texas Roadhouse, Inc.	26,050	456,787

		5,046,273

Semiconductors — 3.6%
Inphi Corp.*#	79,425	1,381,995
Netlogic Microsystems, Inc.*#	69,293	2,800,823

		4,182,818

Software — 5.4%
CommVault Systems, Inc.*	17,401	773,474
ePocrates, Inc.*#	46,675	860,687
InnerWorkings, Inc.*#	183,066	1,526,770
Rosetta Stone, Inc.*#	73,777	1,190,761
Taleo Corp., Class A*	29,050	1,075,722
Velti Plc*#	48,025	812,103

		6,239,517

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Storage & Warehousing — 1.2%
Mobile Mini, Inc.*	66,137	$1,401,443

Telecommunications — 3.2%
Ciena Corp.*#	81,600	1,499,808
Sycamore Networks, Inc.	99,524	2,213,414

		3,713,222

Transportation — 3.9%
CAI International, Inc.*	44,100	911,106
Celadon Group, Inc.*	66,579	929,443
Knight Transportation, Inc.	46,850	795,981
Scorpio Tankers, Inc.*	108,330	1,082,217
Vitran Corp., Inc.*	61,963	786,930

		4,505,677

TOTAL COMMON STOCKS (Cost $78,356,069)		93,662,608

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	199,345	199,345
BlackRock Liquidity Funds TempFund - Institutional Shares	199,344	199,344

TOTAL SHORT-TERM INVESTMENTS (Cost $398,689)		398,689

SECURITIES LENDING COLLATERAL — 19.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.087%, 07/01/2011 (Cost $22,444,677)	22,444,677	22,444,677

TOTAL INVESTMENTS — 100.0% (Cost $101,199,435)		$116,505,974

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United States	92%
Netherlands	4
Canada	1
Ireland	1
Panama	1
Principality of Monaco	1

Total	100%

†	% of total investments as of June 30, 2011

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$93,662,608	$93,662,608	$—	$—
SHORT-TERM INVESTMENTS	398,689	398,689	—	—
SECURITIES LENDING COLLATERAL	22,444,677	22,444,677	—	—

TOTAL INVESTMENTS	$116,505,974	$116,505,974	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 84.3%
Aerospace & Defense — 1.3%
AAR Corp.	35,761	$968,765
Kaman Corp.	34,187	1,212,613

		2,181,378

Airlines — 0.7%
JetBlue Airways Corp.*	184,505	1,125,480

Apparel — 2.3%
Deckers Outdoor Corp.*	6,478	570,971
G-III Apparel Group Ltd.*	12,776	440,516
Iconix Brand Group, Inc.*	44,404	1,074,577
Steven Madden Ltd.*	20,200	757,702
The Warnaco Group, Inc.*	20,142	1,052,420

		3,896,186

Auto Parts & Equipment — 1.6%
Dana Holding Corp.*	26,892	492,124
Tenneco, Inc.*	32,617	1,437,431
Visteon Corp.*	11,603	793,761

		2,723,316

Banks — 10.8%
BancorpSouth, Inc.	18,023	223,665
Bank of the Ozarks, Inc.	21,896	1,139,906
Boston Private Financial Holdings, Inc.	39,188	257,857
Bridge Capital Holdings*	10,959	121,426
Capital City Bank Group, Inc.	4,367	44,805
CoBiz Financial, Inc.	31,660	207,056
Columbia Banking System, Inc.	22,654	390,102
Community Bank System, Inc.	14,596	361,835
East West Bancorp, Inc.	22,515	455,028
F.N.B. Corp.	57,510	595,229
First Financial Bankshares, Inc.	29,760	1,025,232
First Midwest Bancorp, Inc.	58,322	716,777
FirstMerit Corp.	25,374	418,925
Glacier Bancorp, Inc.	63,847	860,658
Hancock Holding Co.	27,505	852,105
Heritage Financial Corp.	16,549	213,979
Home Bancshares, Inc.	17,463	412,825
IBERIABANK Corp.	8,946	515,648
Lakeland Financial Corp.	14,287	318,029
MB Financial, Inc.	46,384	892,428
Pinnacle Financial Partners, Inc.*	29,522	459,362
PrivateBancorp, Inc.	41,744	576,067
Prosperity Bancshares, Inc.	27,777	1,217,188
Sandy Spring Bancorp, Inc.	15,557	279,870
SCBT Financial Corp.	18,864	541,020
Sierra Bancorp	8,123	91,952
Signature Bank*	31,293	1,789,960
Simmons First National Corp., Class A	9,766	250,596
Southcoast Financial Corp.*	13,466	43,495
Summit State Bank	9,857	66,239
Texas Capital Bancshares, Inc.*	27,823	718,668
The First of Long Island Corp.	8,090	225,630
Trico Bancshares	19,090	278,714
UMB Financial Corp.	19,505	816,869
Webster Financial Corp.	37,550	789,301

		18,168,446

	Number of Shares	Value†

Building Materials — 0.8%
Comfort Systems USA, Inc.	86,964	$922,688
Universal Forest Products, Inc.	17,933	429,675

		1,352,363

Chemicals — 2.9%
H.B. Fuller Co.	46,193	1,128,033
Minerals Technologies, Inc.	24,035	1,593,280
PolyOne Corp.	121,367	1,877,548
Tronox, Inc.*	1,751	245,140

		4,844,001

Commercial Services — 3.6%
Aegean Marine Petroleum Network, Inc.	97,568	691,757
Convergys Corp.*	60,438	824,374
Medifast, Inc.*	17,633	418,431
Monro Muffler Brake, Inc.	18,449	687,963
On Assignment, Inc.*	50,880	500,150
PHH Corp.*	25,370	520,593
RSC Holdings, Inc.*	116,281	1,390,721
Team Health Holdings, Inc.*	45,876	1,032,669

		6,066,658

Computers — 1.7%
Electronics for Imaging, Inc.*	66,499	1,145,113
Mentor Graphics Corp.*	62,330	798,447
MTS Systems Corp.	13,294	556,088
NetScout Systems, Inc.*	15,683	327,618

		2,827,266

Cosmetics & Personal Care — 0.4%
Elizabeth Arden, Inc.*	23,549	683,627

Distribution & Wholesale — 2.3%
Beacon Roofing Supply, Inc.*	32,524	742,198
Fossil, Inc.*	11,210	1,319,641
ScanSource, Inc.*	13,187	494,249
Watsco, Inc.	20,103	1,366,803

		3,922,891

Diversified Financial Services — 1.6%
Artio Global Investors, Inc.	10,799	122,029
BGC Partners, Inc., Class A	30,073	232,464
KBW, Inc.	14,557	272,216
Knight Capital Group, Inc., Class A*	51,219	564,433
MF Global Holdings Ltd.*	64,576	499,818
Ocwen Financial Corp.*	40,523	517,074
Piper Jaffray Cos.*	6,704	193,142
Stifel Financial Corp.*	8,766	314,349

		2,715,525

Electric — 4.5%
Avista Corp.	40,354	1,036,694
Cleco Corp.	24,145	841,453
El Paso Electric Co.	109,916	3,550,287
IDACORP, Inc.	8,373	330,733
MGE Energy, Inc.	11,586	469,581
NorthWestern Corp.	11,834	391,824

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
Portland General Electric Co.	24,355	$615,694
The Empire District Electric Co.	1,344	25,885
Unisource Energy Corp.	9,429	351,985

		7,614,136

Electrical Components & Equipment — 1.0%
Belden, Inc.	26,906	937,943
EnerSys*	23,115	795,618

		1,733,561

Electronics — 1.2%
Checkpoint Systems, Inc.*	47,410	847,691
Plexus Corp.*	15,924	554,314
Watts Water Technologies, Inc., Class A	19,572	693,045

		2,095,050

Engineering & Construction — 0.4%
Michael Baker Corp.*	8,913	188,243
MYR Group, Inc.*	22,958	537,217

		725,460

Entertainment — 0.5%
Ascent Media Corp., Class A*	1,125	59,591
Six Flags Entertainment Corp.	19,504	730,425

		790,016

Environmental Control — 1.0%
Darling International, Inc.*	51,706	915,196
Waste Connections, Inc.	22,747	721,762

		1,636,958

Food — 1.3%
The Hain Celestial Group, Inc.*	31,401	1,047,537
TreeHouse Foods, Inc.*	20,806	1,136,216

		2,183,753

Gas — 1.4%
Northwest Natural Gas Co.	3,042	137,286
Southwest Gas Corp.	56,490	2,181,079
The Laclede Group, Inc.	1,669	63,138

		2,381,503

Hand & Machine Tools — 0.4%
Regal-Beloit Corp.	9,450	630,976

Healthcare Products — 1.3%
Hill-Rom Holdings, Inc.	9,064	417,307
PSS World Medical, Inc.*	35,581	996,624
West Pharmaceutical Services, Inc.	17,752	776,827

		2,190,758

Healthcare Services — 2.9%
Amedisys, Inc.*	30,894	822,707
HEALTHSOUTH Corp.*	22,573	592,315
ICON Plc ADR*	61,994	1,460,579
LHC Group, Inc.*	22,642	522,124
Lincare Holdings, Inc.	50,980	1,492,185

		4,889,910

	Number of Shares	Value†

Home Builders — 0.4%
Meritage Homes Corp.*	29,639	$668,656

Home Furnishings — 0.4%
Tempur-Pedic International, Inc.*	10,130	687,017

Insurance — 5.9%
Alterra Capital Holdings Ltd.	42,883	956,291
American Equity Investment Life Holding Co.	130,333	1,656,532
Aspen Insurance Holdings Ltd.	16,738	430,669
Donegal Group, Inc., Class A	21,146	270,669
Enstar Group Ltd.*	5,349	558,917
Meadowbrook Insurance Group, Inc.	171,001	1,694,620
MGIC Investment Corp.*	81,853	487,025
ProAssurance Corp.*	19,522	1,366,540
RLI Corp.	13,278	822,174
Symetra Financial Corp.	50,663	680,404
Tower Group, Inc.	46,407	1,105,415

		10,029,256

Internet — 0.6%
Blue Coat Systems, Inc.*	44,385	970,256

Investment Companies — 1.1%
Apollo Investment Corp.	50,460	515,197
Golub Capital BDC, Inc.	18,191	271,592
PennantPark Investment Corp.	41,367	463,724
Solar Capital Ltd.	15,963	394,126
Solar Senior Capital Group Ltd.	11,984	215,113

		1,859,752

Iron & Steel — 0.8%
Metals USA Holdings Corp.*	39,565	589,519
Schnitzer Steel Industries, Inc., Class A	12,489	719,366

		1,308,885

Leisure Time — 0.5%
Polaris Industries, Inc.	7,498	833,553

Lodging — 0.9%
Gaylord Entertainment Co.*	31,688	950,640
Orient-Express Hotels Ltd., Class A*	51,684	555,603

		1,506,243

Machinery — Diversified — 2.4%
Altra Holdings, Inc.*	20,839	499,928
Applied Industrial Technologies, Inc.	25,969	924,756
Graco, Inc.	15,102	765,067
Robbins & Myers, Inc.	23,721	1,253,655
Tennant Co.	14,268	569,721

		4,013,127

Media — 0.5%
Knology, Inc.*	56,686	841,787

Metal Fabricate/Hardware — 1.8%
Commercial Metals Co.	84,166	1,207,782
Olympic Steel, Inc.	32,053	882,419
RBC Bearings, Inc.*	26,259	991,540

		3,081,741

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 1.4%
Kaiser Aluminum Corp.	29,855	$1,630,680
Taseko Mines Ltd.*	156,485	776,166

		2,406,846

Miscellaneous Manufacturing — 1.5%
Actuant Corp., Class A	18,948	508,375
AZZ, Inc.	10,925	500,365
Carlisle Cos., Inc.	32,466	1,598,301

		2,607,041

Oil & Gas — 3.5%
Approach Resources, Inc.*	45,779	1,037,810
Carrizo Oil & Gas, Inc.*	7,517	313,835
Kodiak Oil & Gas Corp.*	24,337	140,424
Magnum Hunter Resources Corp.*	25,072	169,487
Northern Oil & Gas, Inc.*	20,345	450,642
Petroleum Development Corp.*	20,407	610,373
Resolute Energy Corp.*	87,692	1,417,103
Rosetta Resources, Inc.*	34,946	1,801,117

		5,940,791

Oil & Gas Services — 1.9%
Key Energy Services, Inc.*	75,818	1,364,724
Oil States International, Inc.*	15,449	1,234,530
Thermon Group Holdings, Inc.*	46,377	556,524

		3,155,778

Pharmaceuticals — 0.6%
Herbalife Ltd.	18,344	1,057,348

Retail — 4.5%
Cash America International, Inc.	8,496	491,664
Ezcorp, Inc., Class A*	15,861	564,255
First Cash Financial Services, Inc.*	15,354	644,714
GNC Holdings, Inc., Class A*	20,348	443,790
HSN, Inc.*	31,985	1,052,946
Jos. A. Bank Clothiers, Inc.*	26,361	1,318,314
Nu Skin Enterprises, Inc., Class A	6,727	252,599
The Children’s Place Retail Stores, Inc.*	15,131	673,178
Vera Bradley, Inc.*	12,681	484,414
Wendy’s/Arby’s Group, Inc., Class A	104,767	531,169
World Fuel Services Corp.	33,025	1,186,588

		7,643,631

Savings & Loans — 1.7%
Brookline Bancorp, Inc.	56,595	524,636
Dime Community Bancshares	24,086	350,210
First Financial Holdings, Inc.	6,512	58,413
Flushing Financial Corp.	34,591	449,683
Northwest Bancshares, Inc.	47,067	592,103
Provident Financial Services, Inc.	28,623	409,881
Provident New York Bancorp	23,985	200,514
WSFS Financial Corp.	7,780	308,477

		2,893,917

Semiconductors — 2.6%
Cabot Microelectronics Corp.*	16,926	786,551

	Number of Shares	Value†

Semiconductors — (continued)
Micrel, Inc.	28,893	$305,688
MKS Instruments, Inc.	35,598	940,499
Semtech Corp.*	46,544	1,272,513
Standard Microsystems Corp.*	40,952	1,105,295

		4,410,546

Software — 2.1%
Avid Technology, Inc.*	43,598	821,386
Monotype Imaging Holdings, Inc.*	34,087	481,649
Parametric Technology Corp.*	21,955	503,428
SS&C Technologies Holdings, Inc.*	50,449	1,002,422
SYNNEX Corp.*	23,562	746,916

		3,555,801

Telecommunications — 2.0%
Anixter International, Inc.	16,384	1,070,530
Plantronics, Inc.	38,088	1,391,355
Premiere Global Services, Inc.*	105,844	844,635

		3,306,520

Textiles — 0.6%
G&K Services, Inc., Class A	27,992	947,809

Transportation — 0.7%
Forward Air Corp.	8,699	293,939
Heartland Express, Inc.	50,856	842,176
Scorpio Tankers, Inc.*	10,875	108,641

		1,244,756

TOTAL COMMON STOCKS (Cost $116,342,596)		142,350,275

REAL ESTATE INVESTMENT TRUSTS — 12.9%
Apartments — 1.7%
American Campus Communities, Inc.	54,586	1,938,895
Mid-America Apartment Communities, Inc.	13,439	906,729

		2,845,624

Building & Real Estate — 3.5%
CreXus Investment Corp.	41,741	463,743
Cypress Sharpridge Investments, Inc.	108,277	1,387,028
MFA Financial, Inc.	181,705	1,460,908
National Retail Properties, Inc.	47,133	1,155,230
Redwood Trust, Inc.	50,200	759,024
Two Harbors Investment Corp.	60,701	652,536

		5,878,469

Diversified — 2.9%
Coresite Realty Corp.	61,886	1,014,930
DuPont Fabros Technology, Inc.	33,486	843,847
Entertainment Properties Trust	34,802	1,625,254
PS Business Parks, Inc.	24,340	1,341,134

		4,825,165

Healthcare — 1.2%
Cogdell Spencer, Inc.	59,151	354,314
Medical Properties Trust, Inc.	29,955	344,483

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
National Health Investors, Inc.	9,856	$437,902
Omega Healthcare Investors, Inc.	43,223	908,115

		2,044,814

Hotels & Resorts — 0.4%
Pebblebrook Hotel Trust	34,392	694,375

Office Property — 1.6%
BioMed Realty Trust, Inc.	76,487	1,471,610
Hudson Pacific Properties, Inc.	10,401	161,528
Parkway Properties, Inc.	65,875	1,123,827

		2,756,965

Storage & Warehousing — 0.6%
U-Store-It Trust	96,147	1,011,466

Strip Centers — 1.0%
Acadia Realty Trust	51,793	1,052,952
Retail Opportunity Investments Corp.	60,489	650,861

		1,703,813

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,563,265)		21,760,691

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,413,671	2,413,671
RBB Sansom Street Fund Money Market Portfolio	2,413,671	2,413,671

TOTAL SHORT-TERM INVESTMENTS (Cost $4,827,342)		4,827,342

TOTAL INVESTMENTS — 100.0% (Cost $141,733,203)		$168,938,308

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$142,350,275	$142,350,275	$—	$—
REAL ESTATE INVESTMENT TRUSTS	21,760,691	21,760,691	—	—
SHORT-TERM INVESTMENTS	4,827,342	4,827,342	—	—

TOTAL INVESTMENTS	$168,938,308	$168,938,308	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 89.3%
Advertising — 0.1%
APAC Customer Services, Inc.*	447	$2,383
Harte-Hanks, Inc.	978	7,941
Marchex, Inc., Class B	245	2,176
MDC Partners, Inc.	600	10,836
Valuevision Media, Inc.*	1,000	7,650

		30,986

Aerospace & Defense — 1.4%
AAR Corp.	879	23,812
AeroVironment, Inc.*	418	14,776
Astronics Corp.*	168	5,174
Cubic Corp.	352	17,948
Curtiss-Wright Corp.	1,035	33,503
Ducommun, Inc.	265	5,451
Esterline Technologies Corp.*	737	56,307
GenCorp, Inc.*	1,240	7,961
HEICO Corp.	916	50,142
Kaman Corp.	548	19,438
Kratos Defense & Security Solutions, Inc.*	600	7,296
LMI Aerospace, Inc.*	153	3,738
Moog, Inc., Class A*	1,041	45,304
National Presto Industries, Inc.	96	9,743
Orbital Sciences Corp.*	1,313	22,124
Teledyne Technologies, Inc.*	877	44,166
Triumph Group, Inc.	414	41,226

		408,109

Agriculture — 0.3%
Alico, Inc.	51	1,307
Alliance One International, Inc.*	2,256	7,287
Cadiz, Inc.*	157	1,705
Griffin Land & Nurseries, Inc.	40	1,299
Limoneira Co.	100	2,259
MGP Ingredients, Inc.	300	2,613
Star Scientific, Inc.*	2,044	9,198
Tejon Ranch Co.*	288	9,821
The Andersons, Inc.	411	17,365
Universal Corp.	555	20,907
Vector Group Ltd.	1,031	18,341

		92,102

Airlines — 0.6%
Alaska Air Group, Inc.*	850	58,191
Allegiant Travel Co.*	306	15,147
Hawaiian Holdings, Inc.*	1,326	7,558
JetBlue Airways Corp.*	5,702	34,782
Republic Airways Holdings, Inc.*	1,201	6,558
SkyWest, Inc.	1,281	19,292
Spirit Airlines, Inc.*	400	4,796
US Airways Group, Inc.*	3,691	32,887

		179,211

Apparel — 1.5%
Carter’s, Inc.*	1,156	35,559
Cherokee, Inc.	200	3,432
Columbia Sportswear Co.	311	19,717

	Number of Shares	Value†

Apparel — (continued)
Crocs, Inc.*	2,006	$51,655
Delta Apparel, Inc.*	200	3,400
G-III Apparel Group Ltd.*	404	13,930
Iconix Brand Group, Inc.*	1,644	39,785
K-Swiss, Inc., Class A*	424	4,507
Maidenform Brands, Inc.*	538	14,881
Oxford Industries, Inc.	308	10,398
Perry Ellis International, Inc.*	214	5,404
Quiksilver, Inc.*	2,860	13,442
RG Barry Corp.	200	2,256
Skechers U.S.A., Inc., Class A*	801	11,599
Steven Madden Ltd.*	887	33,271
The Jones Group, Inc.	1,991	21,602
The Timberland Co., Class A*	851	36,567
The Warnaco Group, Inc.*	961	50,212
True Religion Apparel, Inc.*	626	18,204
Unifi, Inc.*	360	4,968
Weyco Group, Inc.	100	2,460
Wolverine World Wide, Inc.	1,139	47,553

		444,802

Auto Manufacturers — 0.1%
Force Protection, Inc.*	1,255	6,231
Wabash National Corp.*	1,500	14,055

		20,286

Auto Parts & Equipment — 1.2%
Accuride Corp.*	1,000	12,630
American Axle & Manufacturing Holdings, Inc.*	1,316	14,976
Amerigon, Inc.*	568	9,872
Commercial Vehicle Group, Inc.*	600	8,514
Cooper Tire & Rubber Co.	1,449	28,676
Dana Holding Corp.*	3,211	58,761
Dorman Products, Inc.*	296	11,716
Douglas Dynamics, Inc.	500	7,895
Exide Technologies*	1,787	13,653
Fuel Systems Solutions, Inc.*	334	8,333
Meritor, Inc.*	2,064	33,107
Miller Industries, Inc.	187	3,495
Modine Manufacturing Co.*	1,077	16,553
Motorcar Parts of America, Inc.*	300	4,503
Spartan Motors, Inc.	917	4,952
Standard Motor Products, Inc.	400	6,092
Superior Industries International, Inc.	519	11,475
Tenneco, Inc.*	1,358	59,847
Titan International, Inc.	955	23,168
Tower International, Inc.*	200	3,538

		341,756

Banks — 5.4%
1st Source Corp.	326	6,761
1st United Bancorp, Inc.*	400	2,488
Alliance Financial Corp.	73	2,229
Ameris Bancorp	447	3,965
Ames National Corp.	199	3,614

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Arrow Financial Corp.	140	$3,426
BancFirst Corp.	160	6,176
Banco Latinoamericano de Exportaciones S.A., Class E	610	10,565
Bancorp Rhode Island, Inc.	69	3,127
Bancorp, Inc.*	512	5,350
BancorpSouth, Inc.	1,900	23,579
Bank of Kentucky Financial Corp.	200	4,454
Bank of Marin Bancorp	90	3,183
Bank of the Ozarks, Inc.	338	17,596
Banner Corp.	400	7,000
Boston Private Financial Holdings, Inc.	1,758	11,568
Bridge Bancorp, Inc.	107	2,277
Bridge Capital Holdings*	300	3,324
Bryn Mawr Bank Corp.	232	4,698
Camden National Corp.	126	4,134
Capital City Bank Group, Inc.	269	2,760
Cardinal Financial Corp.	618	6,767
Cass Information Systems, Inc.	210	7,930
Cathay General Bancorp	1,692	27,732
Center Bancorp, Inc.	400	4,176
Center Financial Corp.*	700	4,445
CenterState Banks of Florida, Inc.	432	2,989
Central Pacific Financial Corp.*	400	5,600
Century Bancorp, Inc., Class A	69	1,826
Chemical Financial Corp.	666	12,494
Citizens & Northern Corp.	156	2,351
City Holding Co.	348	11,494
CNB Financial Corp.	153	2,125
CoBiz Financial, Inc.	600	3,924
Columbia Banking System, Inc.	862	14,844
Community Bank System, Inc.	791	19,609
Community Trust Bancorp, Inc.	321	8,898
CVB Financial Corp.	2,053	18,990
Eagle Bancorp, Inc.*	385	5,121
Encore Bancshares, Inc.*	200	2,404
Enterprise Financial Services Corp.	382	5,169
F.N.B. Corp.	2,816	29,146
Financial Institutions, Inc.	340	5,583
First Bancorp	324	3,318
First Bancorp, Inc.	234	3,477
First Busey Corp.	1,802	9,533
First Commonwealth Financial Corp.	2,184	12,536
First Community Bancshares, Inc.	326	4,564
First Financial Bancorp	1,259	21,013
First Financial Bankshares, Inc.	670	23,082
First Financial Corp.	280	9,167
First Interstate Bancsystem, Inc.	400	5,896
First Merchants Corp.	538	4,810
First Midwest Bancorp, Inc.	1,714	21,065
FirstMerit Corp.	2,376	39,228
Franklin Financial Corp.*	400	4,824
German American Bancorp, Inc.	292	4,841
Glacier Bancorp, Inc.	1,529	20,611
Great Southern Bancorp, Inc.	171	3,240

	Number of Shares	Value†

Banks — (continued)
Hampton Roads Bankshares, Inc.*	300	$2,970
Hancock Holding Co.	1,722	53,348
Hanmi Financial Corp.*	2,500	2,675
Heartland Financial USA, Inc.	317	4,612
Heritage Commerce Corp.*	600	3,066
Heritage Financial Corp.	208	2,689
Home Bancshares, Inc.	582	13,759
Hudson Valley Holding Corp.	220	4,248
IBERIABANK Corp.	607	34,988
Independent Bank Corp.	471	12,364
International Bancshares Corp.	1,219	20,394
Lakeland Bancorp, Inc.	533	5,319
Lakeland Financial Corp.	294	6,544
MainSource Financial Group, Inc.	521	4,324
MB Financial, Inc.	1,149	22,107
Merchants Bancshares, Inc.	86	2,104
Metro Bancorp, Inc.*	263	3,003
Midsouth Bancorp, Inc.	186	2,535
Nara Bancorp, Inc.*	739	6,008
National Bankshares, Inc.	119	2,980
National Penn Bancshares, Inc.	2,758	21,871
NBT Bancorp, Inc.	811	17,947
Old National Bancorp	2,050	22,140
OmniAmerican Bancorp, Inc.*	291	4,356
Oriental Financial Group, Inc.	1,010	13,019
Orrstown Financial Services, Inc.	87	2,289
Pacific Capital Bancorp*	100	3,179
Pacific Continental Corp.	262	2,397
PacWest Bancorp	723	14,872
Park National Corp.	324	21,339
Park Sterling Corp.*	800	3,968
Penns Woods Bancorp, Inc.	68	2,337
Peoples Bancorp, Inc.	272	3,065
Pinnacle Financial Partners, Inc.*	763	11,872
PrivateBancorp, Inc.	1,398	19,292
Prosperity Bancshares, Inc.	1,063	46,581
Renasant Corp.	537	7,781
Republic Bancorp, Inc., Class A	134	2,667
S&T Bancorp, Inc.	659	12,251
S.Y. Bancorp, Inc.	197	4,580
Sandy Spring Bancorp, Inc.	480	8,635
SCBT Financial Corp.	296	8,489
Seacoast Banking Corp. of Florida*	2,200	3,300
Sierra Bancorp	212	2,400
Signature Bank*	956	54,683
Simmons First National Corp., Class A	400	10,264
Southside Bancshares, Inc.	334	6,630
Southwest Bancorp, Inc.	436	4,268
State Bancorp, Inc.	335	4,469
State Bank Financial Corp.*	800	13,096
StellarOne Corp.	616	7,460
Sterling Bancorp	686	6,510
Sterling Bancshares, Inc.	2,086	17,022
Sterling Financial Corp.*	700	11,249
Suffolk Bancorp	143	1,996

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Sun Bancorp, Inc.*	1,100	$4,015
Susquehanna Bancshares, Inc.	3,058	24,464
SVB Financial Group*	968	57,799
Taylor Capital Group, Inc.*	200	1,632
Texas Capital Bancshares, Inc.*	804	20,767
The First of Long Island Corp.	195	5,439
Tompkins Financial Corp.	158	6,200
Tower Bancorp, Inc.	163	4,466
TowneBank	459	6,141
Trico Bancshares	304	4,438
TrustCo Bank Corp.	1,952	9,565
Trustmark Corp.	1,482	34,694
UMB Financial Corp.	741	31,033
Umpqua Holdings Corp.	2,636	30,499
Union First Market Bankshares Corp.	326	3,971
United Bankshares, Inc.	1,046	25,606
United Community Banks, Inc.*	378	3,992
Univest Corp. of Pennsylvania	300	4,689
Virginia Commerce Bancorp*	400	2,364
Walker & Dunlap*	400	5,320
Washington Banking Co.	475	6,280
Washington Trust Bancorp, Inc.	270	6,202
Webster Financial Corp.	1,613	33,905
WesBanco, Inc.	615	12,091
West Bancorporation, Inc.	268	2,361
West Coast Bancorp*	340	5,698
Westamerica Bancorporation	656	32,308
Western Alliance Bancorp*	1,575	11,183
Wilshire Bancorp, Inc.	1,576	4,633
Wintrust Financial Corp.	742	23,878

		1,561,040

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	210	18,816
Central European Distribution Corp.*	1,700	19,040
Coca-Cola Bottling Co. Consolidated	74	5,007
Farmers Brothers Co.	204	2,069
National Beverage Corp.	242	3,545
Peet’s Coffee & Tea, Inc.*	272	15,694
Primo Water Corp.*	300	4,317

		68,488

Biotechnology — 2.1%
Acorda Therapeutics, Inc.*	931	30,081
Affymax, Inc.*	810	5,565
Alnylam Pharmaceuticals, Inc.*	739	6,924
AMAG Pharmaceuticals, Inc.*	556	10,453
Arena Pharmaceuticals, Inc.*	2,006	2,728
Ariad Pharmaceuticals, Inc.*	2,864	32,449
Arqule, Inc.*	909	5,681
BioCryst Pharmaceuticals, Inc.*	597	2,281
Biosante Pharmaceuticals, Inc.*	2,400	6,600
Biotime, Inc.*	400	2,052
Cambrex Corp.*	667	3,082
Cell Therapeutics, Inc.*	4,200	6,615
Celldex Therapeutics, Inc.*	644	2,286

	Number of Shares	Value†

Biotechnology — (continued)
Chelsea Therapeutics International, Inc.*	874	$4,457
Complete Genomics, Inc.*	200	3,056
Cubist Pharmaceuticals, Inc.*	1,384	49,810
Curis, Inc.*	1,673	5,989
Dynavax Technologies Corp.*	2,500	6,875
Emergent BioSolutions, Inc.*	473	10,666
Enzo Biochem, Inc.*	795	3,379
Enzon Pharmaceuticals, Inc.*	905	9,095
Exact Sciences Corp.*	1,200	10,320
Exelixis, Inc.*	2,869	25,706
Geron Corp.*	2,750	11,027
Halozyme Therapeutics, Inc.*	1,989	13,744
Harvard Bioscience, Inc.*	700	3,731
Immunogen, Inc.*	1,607	19,589
Immunomedics, Inc.*	1,436	5,845
Incyte Corp. Ltd.*	2,069	39,187
Inhibitex, Inc.*	1,000	3,920
Insmed, Inc.*	600	7,194
InterMune, Inc.*	1,064	38,144
Lexicon Pharmaceuticals, Inc.*	3,626	6,382
Ligand Pharmaceuticals, Inc.*	444	5,306
Maxygen, Inc.	600	3,282
Micromet, Inc.*	2,029	11,646
Momenta Pharmaceuticals, Inc.*	1,036	20,161
Novavax, Inc.*	1,329	2,685
NPS Pharmaceuticals, Inc.*	1,957	18,494
Nymox Pharmaceutical Corp*	600	5,010
OncoGenex Pharmaceutical, Inc.*	300	5,109
Oncothyreon, Inc.*	1,000	9,190
Pacific Biosciences of California, Inc.*	800	9,360
PDL BioPharma, Inc.	2,924	17,164
Peregrine Pharmaceuticals, Inc.*	1,000	1,860
PharmAthene, Inc.*	1,100	3,234
RTI Biologics, Inc.*	709	1,921
Sangamo Biosciences, Inc.*	1,003	5,908
Seattle Genetics, Inc.*	2,167	44,467
SEQUENOM, Inc.*	2,097	15,832
SuperGen, Inc.*	651	1,940
The Medicines Co.*	1,193	19,696
Vical, Inc.*	1,121	4,619
ZIOPHARM Oncology, Inc.*	1,500	9,180

		610,977

Building Materials — 0.8%
AAON, Inc.	438	9,566
Apogee Enterprises, Inc.	543	6,956
Broadwind Energy, Inc.*	1,724	2,500
Builders FirstSource, Inc.*	373	802
Comfort Systems USA, Inc.	737	7,820
Drew Industries, Inc.	491	12,137
Eagle Materials, Inc.	1,000	27,870
Gibraltar Industries, Inc.*	801	9,067
Interline Brands, Inc.*	690	12,675
Louisiana-Pacific Corp.*	2,794	22,743
LSI Industries, Inc.	314	2,493
NCI Building Systems, Inc.*	464	5,285

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
Quanex Building Products Corp.	825	$13,522
Simpson Manufacturing Co., Inc.	885	26,435
Texas Industries, Inc.	488	20,315
Trex Co., Inc.*	331	8,103
Universal Forest Products, Inc.	383	9,177
USG Corp.*	1,700	24,378

		221,844

Chemicals — 1.9%
A. Schulman, Inc.	788	19,850
Aceto Corp.	642	4,308
American Vanguard Corp.	478	6,200
Arch Chemicals, Inc.	524	18,046
Balchem Corp.	605	26,487
Chemtura Corp.*	2,200	40,040
Codexis, Inc.*	612	5,894
Ferro Corp.*	1,897	25,496
Georgia Gulf Corp.*	800	19,312
H.B. Fuller Co.	1,071	26,154
Hawkins, Inc.	249	9,019
Innophos Holdings, Inc.	473	23,082
Innospec, Inc.*	600	20,166
KMG Chemicals, Inc.	200	3,368
Kraton Performance Polymers, Inc.*	741	29,025
Landec Corp.*	518	3,419
Minerals Technologies, Inc.	464	30,758
NewMarket Corp.	230	39,263
Olin Corp.	1,841	41,717
OM Group, Inc.*	654	26,578
Omnova Solutions, Inc.*	1,168	8,129
PolyOne Corp.	2,139	33,090
Quaker Chemical Corp.	311	13,376
Sensient Technologies Corp.	1,095	40,592
Spartech Corp.*	446	2,716
Stepan Co.	154	10,919
TPC Group, Inc.*	300	11,766
Zep, Inc.	392	7,409
Zoltek Cos., Inc.*	595	6,265

		552,444

Coal — 0.3%
Cloud Peak Energy, Inc.*	1,434	30,544
James River Coal Co.*	832	17,322
L&L Energy, Inc.*	300	1,539
Patriot Coal Corp.*	2,121	47,214
Westmoreland Coal Co.*	300	5,325

		101,944

Commercial Services — 6.3%
ABM Industries, Inc.	1,139	26,584
Acacia Research - Acacia Technologies*	938	34,415
Accretive Health, Inc.*	900	25,911
Advance America Cash Advance Centers, Inc.	1,133	7,806
Albany Molecular Research, Inc.*	547	2,631
American Public Education, Inc.*	455	20,252
American Reprographics Co.*	736	5,204

	Number of Shares	Value†

Commercial Services — (continued)
AMN Healthcare Services, Inc.*	709	$5,899
Arbitron, Inc.	646	26,699
Aveo Pharmaceuticals, Inc.*	600	12,366
Avis Budget Group, Inc.*	2,266	38,726
Barrett Business Services, Inc.	142	2,033
Bridgepoint Education, Inc.*	333	8,325
Capella Education Co.*	407	17,033
Cardtronics, Inc.*	957	22,442
CBIZ, Inc.*	661	4,865
CDI Corp.	241	3,203
Cenveo, Inc.*	1,299	8,314
Chemed Corp.	529	34,660
Consolidated Graphics, Inc.*	242	13,298
Convergys Corp.*	2,400	32,736
Corinthian Colleges, Inc.*	1,570	6,688
Corvel Corp.*	181	8,489
CoStar Group, Inc.*	547	32,426
CRA International, Inc.*	274	7,423
Cross Country Healthcare, Inc.*	584	4,438
Deluxe Corp.	1,107	27,354
Dollar Financial Corp.*	978	21,174
Dollar Thrifty Automotive Group, Inc.*	703	51,839
Electro Rent Corp.	415	7,105
Essex Rental Corp.*	500	3,295
Euronet Worldwide, Inc.*	1,055	16,258
Examworks Group, Inc.*	600	15,234
ExlService Holdings, Inc.*	400	9,240
Forrester Research, Inc.	275	9,064
Franklin Covey Co.*	241	2,333
FTI Consulting, Inc.*	1,000	37,940
Global Cash Access Holdings, Inc.*	886	2,817
Grand Canyon Education, Inc.*	567	8,040
Great Lakes Dredge & Dock Corp.	1,351	7,539
H&E Equipment Services, Inc.*	559	7,820
Healthcare Services Group	1,380	22,425
Heartland Payment Systems, Inc.	769	15,841
Heidrick & Struggles International, Inc.	369	8,354
Hill International, Inc.*	589	3,393
Hillenbrand, Inc.	1,400	33,110
HMS Holdings Corp.*	671	51,580
Hudson Highland Group, Inc.*	600	3,210
Huron Consulting Group, Inc.*	528	15,951
ICF International, Inc.*	448	11,370
Insperity, Inc.	524	15,516
Intersections, Inc.	300	5,460
K12, Inc.*	583	19,321
Kelly Services, Inc., Class A*	614	10,131
Kendle International, Inc.*	309	4,660
Kenexa Corp.*	534	12,805
Kforce, Inc.*	653	8,541
Korn/Ferry International*	1,090	23,969
Landauer, Inc.	180	11,086
Lincoln Educational Services Corp.	565	9,690
Live Nation Entertainment, Inc.*	3,117	35,752
Mac-Gray Corp.	199	3,075

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
MAXIMUS, Inc.	422	$34,912
McGrath Rentcorp	553	15,528
Medifast, Inc.*	231	5,482
MoneyGram International, Inc.*	2,224	7,384
Monro Muffler Brake, Inc.	637	23,754
Multi-Color Corp.	167	4,123
National Research Corp.	29	1,059
Navigant Consulting, Inc.*	1,105	11,591
Odyssey Marine Exploration, Inc.*	1,800	5,634
On Assignment, Inc.*	852	8,375
Parexel International Corp.*	1,283	30,227
PHH Corp.*	1,189	24,398
Pre-Paid Legal Services, Inc.*	187	12,434
PRGX Global*	600	4,290
Quad Graphics, Inc.	600	23,316
Rent-A-Center, Inc.	1,467	44,832
Resources Connection, Inc.	1,022	12,305
Rollins, Inc.	1,397	28,471
RPX Corp.*	200	5,606
RSC Holdings, Inc.*	1,610	19,256
ServiceSource International, Inc.*	300	6,666
SFN Group, Inc.*	1,267	11,517
Sotheby’s	1,568	68,208
Standard Parking Corp.*	393	6,276
Steiner Leisure Ltd.*	343	15,668
Stewart Enterprises, Inc., Class A	2,008	14,658
Strayer Education, Inc.	300	37,917
SuccessFactors, Inc.*	1,755	51,597
Swisher Hygiene, Inc.*	2,100	11,823
Team Health Holdings, Inc.*	672	15,127
Team, Inc.*	492	11,872
TeleTech Holdings, Inc.*	707	14,904
The Advisory Board Co.*	325	18,811
The Corporate Executive Board Co.	796	34,745
The GEO Group, Inc.*	1,373	31,620
The Hackett Group, Inc.*	801	4,077
The Providence Service Corp.*	200	2,530
TMS International Corp.*	300	3,915
TNS, Inc.*	642	10,657
Transcend Services, Inc.*	216	6,348
TrueBlue, Inc.*	876	12,684
United Rentals, Inc.*	1,333	33,858
Universal Technical Institute, Inc.	525	10,379
Valassis Communications, Inc.*	1,123	34,027
Viad Corp.	471	10,499
Wright Express Corp.*	840	43,739
Zipcar, Inc.*	300	6,123

		1,818,380

Computers — 2.3%
3D Systems Corp.*	910	17,936
Agilysys, Inc.*	376	3,136
CACI International, Inc., Class A*	650	41,002
Ciber, Inc.*	1,557	8,641
Computer Task Group, Inc.*	279	3,674
Cray, Inc.*	699	4,474

	Number of Shares	Value†

Computers — (continued)
Digimarc Corp.*	100	$3,503
Dot Hill Systems Corp.*	1,600	4,544
Dynamics Research Corp.*	300	4,092
Echelon Corp.*	705	6,408
Electronics for Imaging, Inc.*	1,004	17,289
iGate Corp.	757	12,354
Imation Corp.*	584	5,513
Immersion Corp.*	442	3,770
Insight Enterprises, Inc.*	976	17,285
Integral Systems, Inc.*	549	6,681
Jack Henry & Associates, Inc.	1,874	56,239
Keyw Holding Corp. (The)*	300	3,717
LivePerson, Inc.*	1,225	17,322
Magma Design Automation, Inc.*	1,700	13,583
Manhattan Associates, Inc.*	517	17,805
Maxwell Technologies, Inc.*	666	10,783
Mentor Graphics Corp.*	2,376	30,437
Mercury Computer Systems, Inc.*	736	13,748
MTS Systems Corp.	360	15,059
NCI, Inc., Class A*	73	1,659
Ness Technologies, Inc.*	900	6,813
NetScout Systems, Inc.*	865	18,070
OCZ Technology Group, Inc.*	1,300	10,400
Quantum Corp.*	5,361	17,691
Radiant Systems, Inc.*	968	20,231
RadiSys Corp.*	540	3,937
RealD, Inc.*	908	21,238
Rimage Corp.	251	3,371
Silicon Graphics International Corp.*	666	11,455
SMART Modular Technologies (WWH), Inc.*	1,300	11,908
Spansion, Inc., Class A*	1,200	23,124
SRA International, Inc., Class A*	1,045	32,311
STEC, Inc.*	899	15,292
Stratasys, Inc.*	521	17,558
Super Micro Computer, Inc.*	540	8,689
SYKES Enterprises, Inc.*	936	20,152
Synaptics, Inc.*	749	19,279
Syntel, Inc.	380	22,466
Unisys Corp.*	979	25,160
Virtusa Corp.*	289	5,477
Wave Systems Corp., Class A*	1,500	4,230
Xyratex Ltd.*	500	5,130

		664,636

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	551	15,995
Inter Parfums, Inc.	324	7,462
Revlon, Inc., Class A*	270	4,536

		27,993

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	1,007	22,980
Brightpoint, Inc.*	1,615	13,097
Chindex International, Inc.*	314	4,277
Core-Mark Holding Co., Inc.*	241	8,604
Houston Wire & Cable Co.	369	5,738

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
MWI Veterinary Supply, Inc.*	326	$26,331
Owens & Minor, Inc.	1,407	48,527
Pool Corp.	1,069	31,867
Rentrak Corp.*	165	2,927
ScanSource, Inc.*	607	22,750
School Specialty, Inc.*	292	4,202
Titan Machinery, Inc.*	323	9,296
United Stationers, Inc.	1,058	37,485
Watsco, Inc.	630	42,834

		280,915

Diversified Financial Services — 1.7%
Artio Global Investors, Inc.	696	7,865
BGC Partners, Inc., Class A	1,507	11,649
Calamos Asset Management, Inc., Class A	469	6,810
Cohen & Steers, Inc.	373	12,365
Cowen Group, Inc., Class A*	991	3,725
Credit Acceptance Corp.*	126	10,643
Diamond Hill Investment Group, Inc.	50	4,065
Doral Financial Corp.*	3,277	6,423
Duff & Phelps Corp., Class A	670	8,596
Edelman Financial Group, Inc.	682	5,381
Encore Capital Group, Inc.*	297	9,124
Epoch Holding Corp.	280	4,998
Evercore Partners, Inc., Class A	425	14,161
FBR Capital Markets Corp.*	1,108	3,767
Federal Agricultural Mortgage Corp., Class C	200	4,424
Financial Engines, Inc.*	900	23,328
FXCM, Inc.	600	5,952
GAMCO Investors, Inc., Class A	162	7,499
GFI Group, Inc.	1,724	7,913
Gleacher & Co., Inc.*	1,111	2,266
Higher One Holdings, Inc.*	700	13,244
Imperial Holdings, Inc.*	500	5,080
INTL FCstone, Inc.*	293	7,094
Investment Technology Group, Inc.*	1,000	14,020
JMP Group, Inc.	263	1,849
KBW, Inc.	721	13,483
Knight Capital Group, Inc., Class A*	2,395	26,393
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,484
MarketAxess Holdings, Inc.	624	15,637
Marlin Business Services Corp.*	200	2,530
MF Global Holdings Ltd.*	3,788	29,319
National Financial Partners Corp.*	1,015	11,713
Nelnet, Inc., Class A	556	12,265
Netspend Holdings, Inc.*	700	7,000
NewStar Financial, Inc.*	500	5,340
Nicholas Financial, Inc.*	300	3,564
Ocwen Financial Corp.*	1,560	19,906
Oppenheimer Holdings, Inc., Class A	238	6,714
optionsXpress Holdings, Inc.	970	16,180
Piper Jaffray Cos.*	287	8,269
Portfolio Recovery Associates, Inc.*	416	35,273
Pzena Investment Management, Inc., Class A	130	738
Seacube Container Leasing Ltd.	300	5,154
Stifel Financial Corp.*	1,224	43,893

	Number of Shares	Value†

Diversified Financial Services — (continued)
SWS Group, Inc.	368	$2,204
Teton Advisors, Inc., Class B~	2	34
The First Marblehead Corp.*	714	1,264
Virtus Investment Partners, Inc.*	172	10,440
Westwood Holdings Group, Inc.	111	4,229
World Acceptance Corp.*	362	23,736

		510,003

Electric — 1.9%
Allete, Inc.	720	29,549
Ameresco, Inc., Class A*	300	4,254
Atlantic Power Corp.	1,600	24,352
Avista Corp.	1,349	34,656
Black Hills Corp.	856	25,757
Central Vermont Public Service Corp.	391	14,135
CH Energy Group, Inc.	362	19,280
Cleco Corp.	1,402	48,860
Dynegy, Inc.*	2,400	14,856
El Paso Electric Co.	1,010	32,623
EnerNOC, Inc.*	400	6,296
IDACORP, Inc.	1,073	42,383
MGE Energy, Inc.	514	20,832
NorthWestern Corp.	836	27,680
Ormat Technologies, Inc.	400	8,804
Otter Tail Corp.	892	18,821
Pike Electric Corp.*	358	3,165
PNM Resources, Inc.	2,034	34,049
Portland General Electric Co.	1,748	44,189
The Empire District Electric Co.	945	18,201
UIL Holdings Corp.	1,108	35,844
Unisource Energy Corp.	775	28,931
Unitil Corp.	178	4,681

		542,198

Electrical Components & Equipment — 1.1%
A123 Systems, Inc.*	1,700	9,044
Active Power, Inc.*	2,100	5,145
Acuity Brands, Inc.	1,006	56,115
Advanced Energy Industries, Inc.*	856	12,660
American Superconductor Corp.*	1,090	9,854
Belden, Inc.	1,090	37,997
Capstone Turbine Corp.*	4,500	6,885
Coleman Cable, Inc.*	300	4,407
Encore Wire Corp.	360	8,719
Ener1, Inc.*	1,096	1,206
EnerSys*	1,164	40,065
Generac Holdings, Inc.*	649	12,591
Graham Corp.	266	5,426
InSteel Industries, Inc.	391	4,903
Littelfuse, Inc.	478	28,068
Powell Industries, Inc.*	229	8,359
Power-One, Inc.*	1,424	11,534
PowerSecure International, Inc.*	198	1,430
SatCon Technology Corp.*	2,939	7,024
Universal Display Corp.*	859	30,142

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
Vicor Corp.	422	$6,824

		308,398

Electronics — 2.2%
American Science & Engineering, Inc.	178	14,240
Analogic Corp.	307	16,145
Badger Meter, Inc.	305	11,282
Bel Fuse, Inc., Class B	269	5,835
Benchmark Electronics, Inc.*	1,302	21,483
Brady Corp., Class A	1,084	34,753
Checkpoint Systems, Inc.*	945	16,897
Coherent, Inc.*	546	30,177
CTS Corp.	863	8,345
Cymer, Inc.*	733	36,291
Daktronics, Inc.	709	7,650
DDi Corp.	279	2,662
Electro Scientific Industries, Inc.*	693	13,375
FARO Technologies, Inc.*	320	14,016
FEI Co.*	892	34,065
Fluidigm Corp.*	200	3,354
II-VI, Inc.*	1,256	32,153
Kemet Corp.*	1,100	15,719
L-1 Identity Solutions, Inc.*	1,708	20,069
Lecroy Corp.*	400	4,816
Measurement Specialties, Inc.*	370	13,209
Methode Electronics, Inc.	860	9,985
Microvision, Inc.*	1,730	2,111
Multi-Fineline Electronix, Inc.*	152	3,285
Newport Corp.*	863	15,681
NVE Corp.*	109	6,371
OSI Systems, Inc.*	432	18,576
Park Electrochemical Corp.	449	12,549
Plexus Corp.*	903	31,433
Pulse Electronics Corp.	916	4,049
Rofin-Sinar Technologies, Inc.*	586	20,012
Rogers Corp.*	347	16,031
Sanmina-SCI Corp.*	1,700	17,561
SRS Labs, Inc.*	221	2,119
Stoneridge, Inc.*	673	9,920
Taser International, Inc.*	1,711	7,785
TTM Technologies, Inc.*	1,259	20,169
Viasystems Group, Inc.*	100	2,249
Vishay Precision Group, Inc.*	300	5,064
Watts Water Technologies, Inc., Class A	617	21,848
Woodward Governor Co.	1,359	47,375
X-Rite, Inc.*	545	2,709
Zagg, Inc.*	500	6,700
Zygo Corp.*	382	5,050

		645,168

Energy-Alternate Sources — 0.2%
Amyris, Inc.*	400	11,236
Clean Energy Fuels Corp.*	1,000	13,150
FuelCell Energy, Inc.*	2,681	3,512
Futurefuel Corp.	500	6,055
Gevo, Inc.*	200	3,146

	Number of Shares	Value†

Energy-Alternate Sources — (continued)
Green Plains Renewable Energy, Inc.*	467	$5,039
Headwaters, Inc.*	1,480	4,633
Rex Stores Corp.*	192	3,187
Solazyme, Inc.*	300	6,891
Syntroleum Corp.*	1,113	1,636

		58,485

Engineering & Construction — 0.7%
Argan, Inc.*	136	1,379
Dycom Industries, Inc.*	853	13,938
EMCOR Group, Inc.*	1,508	44,200
Exponent, Inc.*	313	13,619
Granite Construction, Inc.	944	23,156
Insituform Technologies, Inc., Class A*	822	17,237
Layne Christensen Co.*	426	12,925
MasTec, Inc.*	1,364	26,898
Michael Baker Corp.*	191	4,034
Mistras Group, Inc.*	300	4,860
MYR Group, Inc.*	383	8,962
Orion Marine Group, Inc.*	437	4,112
Sterling Construction Co., Inc.*	353	4,861
Tutor Perini Corp.	618	11,853
VSE Corp.	104	2,590

		194,624

Entertainment — 0.9%
Ascent Media Corp., Class A*	331	17,533
Churchill Downs, Inc.	320	14,426
Cinemark Holdings, Inc.	2,126	44,029
International Speedway Corp.	700	19,887
Isle of Capri Casinos, Inc.*	241	2,133
Lions Gate Entertainment Corp.*	1,100	7,282
Multimedia Games, Inc.*	470	2,138
National CineMedia, Inc.	1,146	19,379
Pinnacle Entertainment, Inc.*	1,304	19,430
Scientific Games Corp., Class A*	1,500	15,510
Shuffle Master, Inc.*	1,285	12,021
Six Flags Entertainment Corp.	1,000	37,450
Speedway Motorsports, Inc.	316	4,481
Vail Resorts, Inc.	824	38,085
Warner Music Group Corp.*	1,400	11,508

		265,292

Environmental Control — 0.8%
Calgon Carbon Corp.*	1,162	19,754
Casella Waste Systems, Inc., Class A*	600	3,660
Clean Harbors, Inc.*	561	57,923
Darling International, Inc.*	2,689	47,595
Energy Recovery, Inc.*	409	1,337
EnergySolutions, Inc.	2,066	10,206
Fuel Tech, Inc.*	375	2,486
Heckmann Corp.*	2,213	13,367
Met-Pro Corp.	452	5,144
Metalico, Inc.*	781	4,608
Mine Safety Appliances Co.	574	21,433
Rentech, Inc.*	4,000	4,240

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
Tetra Tech, Inc.*	1,397	$31,433
TRC Cos., Inc.*	500	3,125
U.S. Ecology, Inc.	442	7,558
WCA Waste Corp.*	500	2,880

		236,749

Food — 1.8%
Arden Group, Inc., Class A	11	1,012
B&G Foods, Inc., Class A	1,106	22,806
Cal-Maine Foods, Inc.	323	10,323
Calavo Growers, Inc.	251	5,286
Chiquita Brands International, Inc.*	1,024	13,333
Diamond Foods, Inc.	476	36,338
Dole Food Co., Inc.*	860	11,627
Fresh Del Monte Produce, Inc.	916	24,430
Fresh Market, Inc. (The)*	700	27,076
Imperial Sugar Co.	423	8,460
Ingles Markets, Inc., Class A	304	5,031
J&J Snack Foods Corp.	332	16,550
Lancaster Colony Corp.	472	28,707
Lifeway Foods, Inc.*	87	973
M&F Worldwide Corp.*	168	4,341
Nash Finch Co.	240	8,594
Pilgrim’s Pride Corp.*	900	4,869
Ruddick Corp.	1,087	47,328
Sanderson Farms, Inc.	534	25,515
Seaboard Corp.	7	16,926
Seneca Foods Corp., Class A*	211	5,397
Senomyx, Inc.*	700	3,598
Smart Balance, Inc.*	1,073	5,558
Snyders-Lance, Inc.	1,060	22,928
Spartan Stores, Inc.	402	7,851
The Hain Celestial Group, Inc.*	817	27,255
Tootsie Roll Industries, Inc.	544	15,917
TreeHouse Foods, Inc.*	804	43,907
United Natural Foods, Inc.*	1,080	46,084
Village Super Market, Inc., Class A	168	4,655
Weis Markets, Inc.	266	10,834
Winn-Dixie Stores, Inc.*	1,027	8,678

		522,187

Forest Products & Paper — 0.5%
Boise, Inc.	2,425	18,891
Buckeye Technologies, Inc.	901	24,309
Clearwater Paper Corp.*	239	16,319
Deltic Timber Corp.	292	15,677
KapStone Paper and Packaging Corp.*	920	15,244
Neenah Paper, Inc.	274	5,831
P.H. Glatfelter Co.	1,059	16,287
Schweitzer-Mauduit International, Inc.	438	24,594
Wausau Paper Corp.	881	5,938
Xerium Technologies, Inc.*	200	3,710

		146,800

Gas — 1.1%
Chesapeake Utilities Corp.	257	10,288

	Number of Shares	Value†

Gas — (continued)
New Jersey Resources Corp.	894	$39,881
Nicor, Inc.	1,046	57,258
Northwest Natural Gas Co.	650	29,335
Piedmont Natural Gas Co., Inc.	1,626	49,203
South Jersey Industries, Inc.	640	34,758
Southwest Gas Corp.	1,018	39,305
The Laclede Group, Inc.	456	17,250
WGL Holdings, Inc.	1,132	43,571

		320,849

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	485	22,771

Healthcare Products — 3.5%
Abaxis, Inc.*	454	12,372
ABIOMED, Inc.*	789	12,782
Accuray, Inc.*	1,538	12,319
Affymetrix, Inc.*	1,357	10,761
Align Technology, Inc.*	1,339	30,529
Alphatec Holdings, Inc.*	816	2,840
AngioDynamics, Inc.*	558	7,940
ArthroCare Corp.*	600	20,082
Atricure, Inc.*	400	5,160
Atrion Corp.	37	7,319
Biolase Technology, Inc.*	800	4,112
BioMimetic Therapeutics, Inc.*	320	1,638
Caliper Life Sciences, Inc.*	1,200	9,732
Cantel Medical Corp.	300	8,073
CardioNet, Inc.*	289	1,535
Cardiovascular Systems, Inc.*	400	5,824
Cepheid, Inc.*	1,335	46,244
Cerus Corp.*	800	2,400
Columbia Laboratories, Inc.*	1,900	5,871
Conceptus, Inc.*	792	9,243
CONMED Corp.*	589	16,775
CryoLife, Inc.*	599	3,354
Cyberonics, Inc.*	647	18,084
Cynosure, Inc., Class A*	195	2,360
Delcath Systems, Inc.*	1,021	5,268
DexCom, Inc.*	1,542	22,344
Endologix, Inc.*	1,298	12,071
Exactech, Inc.*	209	3,764
Genomic Health, Inc.*	309	8,624
Greatbatch, Inc.*	463	12,418
Haemonetics Corp.*	575	37,013
Hanger Orthopedic Group, Inc.*	808	19,772
Hansen Medical, Inc.*	1,388	4,733
HeartWare International, Inc.*	289	21,409
ICU Medical, Inc.*	279	12,192
Immucor, Inc.*	1,431	29,221
Insulet Corp.*	946	20,973
Integra LifeSciences Holdings Corp.*	526	25,148
Invacare Corp.	590	19,582
IRIS International, Inc.*	550	5,495
Kensey Nash Corp.*	139	3,507
Luminex Corp.*	753	15,738

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
MAKO Surgical Corp.*	754	$22,416
Masimo Corp.	1,196	35,497
Medical Action Industries, Inc.*	316	2,575
Medtox Scientific, Inc.	200	3,494
Merge Healthcare, Inc.*	967	5,028
Meridian Bioscience, Inc.	876	21,120
Merit Medical Systems, Inc.*	775	13,927
Natus Medical, Inc.*	575	8,711
Neoprobe Corp.*	2,200	7,304
NuVasive, Inc.*	906	29,789
NxStage Medical, Inc.*	1,084	22,569
OraSure Technologies, Inc.*	1,201	10,245
Orthofix International NV*	371	15,756
Palomar Medical Technologies, Inc.*	361	4,072
PSS World Medical, Inc.*	1,256	35,181
Quidel Corp.*	651	9,863
Rockwell Medical Technologies, Inc.*	400	5,136
Solta Medical, Inc.*	1,200	3,312
SonoSite, Inc.*	311	10,938
Spectranetics Corp.*	765	4,758
STAAR Surgical Co.*	700	3,710
Stereotaxis, Inc.*	1,188	4,170
STERIS Corp.	1,311	45,859
SurModics, Inc.*	273	3,030
Symmetry Medical, Inc.*	944	8,468
Synergetics USA, Inc.*	700	3,857
Synovis Life Technologies, Inc.*	284	4,947
The Female Health Co.	304	1,520
Tornier BV*	300	8,085
Unilife Corp.*	900	4,662
Uroplasty, Inc.*	600	4,500
Vascular Solutions, Inc.*	283	3,509
Volcano Corp.*	1,164	37,586
West Pharmaceutical Services, Inc.	757	33,126
Wright Medical Group, Inc.*	761	11,415
Young Innovations, Inc.	97	2,767
Zoll Medical Corp.*	543	30,766

		1,020,289

Healthcare Services — 1.9%
Air Methods Corp.*	258	19,283
Alliance HealthCare Services, Inc.*	679	2,580
Almost Family, Inc.*	177	4,850
Amedisys, Inc.*	606	16,138
American Dental Partners, Inc.*	331	4,290
Amsurg Corp.*	723	18,892
Assisted Living Concepts, Inc., Class A	404	6,779
Bio-Reference Labs, Inc.*	478	9,990
Capital Senior Living Corp.*	436	4,051
Centene Corp.*	1,068	37,946
Continucare Corp.*	556	3,436
Emeritus Corp.*	683	14,514
Five Star Quality Care, Inc.*	800	4,648
Gentiva Health Services, Inc.*	623	12,977
HEALTHSOUTH Corp.*	2,218	58,223
Healthspring, Inc.*	1,597	73,638

	Number of Shares	Value†

Healthcare Services — (continued)
Healthways, Inc.*	658	$9,989
IPC The Hospitalist Co., Inc.*	337	15,620
Kindred Healthcare, Inc.*	1,123	24,111
LHC Group, Inc.*	382	8,809
Magellan Health Services, Inc.*	730	39,960
MedCath Corp.*	562	7,638
Metropolitan Health Networks, Inc.*	756	3,621
Molina Healthcare, Inc.*	668	18,116
National Healthcare Corp.	206	10,211
RadNet, Inc.*	900	3,960
Select Medical Holdings Corp.*	1,300	11,531
Skilled Healthcare Group, Inc., Class A*	561	5,307
Sun Healthcare Group, Inc.*	518	4,154
Sunrise Senior Living, Inc.*	1,334	12,713
The Ensign Group, Inc.	321	9,755
Triple-S Management Corp., Class B*	391	8,496
U.S. Physical Therapy, Inc.	191	4,723
WellCare Health Plans, Inc.*	1,003	51,564

		542,513

Holding Companies — 0.1%
Compass Diversified Holdings	841	13,868
Harbinger Group, Inc.*	175	1,069
Primoris Services Corp.	462	5,960

		20,897

Home Builders — 0.4%
Beazer Homes USA, Inc.*	1,421	4,817
Cavco Industries, Inc.*	169	7,605
Hovnanian Enterprises, Inc., Class A*	1,610	3,880
KB Home	1,800	17,604
M.D.C. Holdings, Inc.	900	22,176
M/I Homes, Inc.*	336	4,119
Meritage Homes Corp.*	690	15,566
Skyline Corp.	87	1,523
Standard Pacific Corp.*	1,938	6,492
The Ryland Group, Inc.	935	15,456
Winnebago Industries, Inc.*	722	6,975

		106,213

Home Furnishings — 0.4%
American Woodmark Corp.	169	2,927
Audiovox Corp., Class A*	225	1,701
DTS, Inc.*	374	15,166
Ethan Allen Interiors, Inc.	628	13,370
Furniture Brands International, Inc.*	1,138	4,711
Kimball International, Inc., Class B	744	4,784
La-Z-Boy, Inc.*	1,262	12,456
Sealy Corp.*	445	1,126
Select Comfort Corp.*	1,300	23,374
TiVo, Inc.*	2,555	26,291
Universal Electronics, Inc.*	300	7,578

		113,484

Hotels & Resorts — 0.0%
Chatham Lodging Trust	200	3,222

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.5%
ACCO Brands Corp.*	1,393	$10,935
American Greetings Corp., Class A	843	20,266
At Cross Co. Class A*	300	3,417
Blyth, Inc.	141	7,099
Central Garden and Pet Co., Class A*	1,202	12,200
CSS Industries, Inc.	212	4,437
Ennis, Inc.	518	9,013
Helen of Troy Ltd.*	714	24,654
Oil-Dri Corp. of America	97	2,078
Prestige Brands Holdings, Inc.*	972	12,481
Spectrum Brands Holdings, Inc.*	400	12,800
Summer Infant, Inc.*	300	2,436
WD-40 Co.	346	13,508

		135,324

Housewares — 0.0%
Libbey, Inc.*	500	8,110
Lifetime Brands, Inc.	200	2,348

		10,458

Insurance — 2.5%
Alterra Capital Holdings Ltd.	2,123	47,343
American Equity Investment Life Holding Co.	1,270	16,142
American Safety Insurance Holdings Ltd*	152	2,909
AMERISAFE, Inc.*	508	11,491
AmTrust Financial Services, Inc.	548	12,483
Argo Group International Holdings Ltd.	647	19,229
Baldwin & Lyons, Inc., Class B	125	2,896
Citizens, Inc.*	766	5,224
CNO Financial Group, Inc.*	4,935	39,036
Crawford & Co., Class B	338	2,390
Delphi Financial Group, Inc., Class A	1,027	29,999
Donegal Group, Inc., Class A	283	3,622
eHealth, Inc.*	520	6,947
EMC Insurance Group, Inc.	100	1,910
Employers Holdings, Inc.	882	14,791
Enstar Group Ltd.*	174	18,181
FBL Financial Group, Inc., Class A	327	10,513
First American Financial Corp.	2,400	37,560
Flagstone Reinsurance Holdings SA	941	7,933
FPIC Insurance Group, Inc.*	152	6,335
Global Indemnity Plc*	223	4,946
Greenlight Capital Re Ltd., Class A*	628	16,510
Hallmark Financial Services, Inc.*	255	2,007
Harleysville Group, Inc.	265	8,260
Hilltop Holdings, Inc.*	792	7,001
Horace Mann Educators Corp.	909	14,189
Infinity Property & Casualty Corp.	320	17,491
Kansas City Life Insurance Co.	73	2,274
Maiden Holdings Ltd.	1,168	10,629
Meadowbrook Insurance Group, Inc.	1,041	10,316
MGIC Investment Corp.*	4,627	27,531
Montpelier Re Holdings Ltd.	1,443	25,974
National Interstate Corp.	102	2,336
National Western Life Insurance Co., Class A	52	8,292
Onebeacon Insurance Group Ltd.	600	8,034

	Number of Shares	Value†

Insurance — (continued)
Platinum Underwriters Holdings Ltd.	816	$27,124
Presidential Life Corp.	410	4,280
Primerica, Inc.	800	17,576
Primus Guaranty Ltd.*	370	1,943
ProAssurance Corp.*	735	51,450
Radian Group, Inc.	2,703	11,434
RLI Corp.	461	28,545
Safety Insurance Group, Inc.	263	11,057
SeaBright Insurance Holdings, Inc.	344	3,406
Selective Insurance Group	1,215	19,768
State Auto Financial Corp.	376	6,554
Stewart Information Services Corp.	208	2,086
Symetra Financial Corp.	1,600	21,488
The Navigators Group, Inc.*	295	13,865
The Phoenix Cos., Inc.*	2,923	7,191
The PMI Group, Inc.*	2,582	2,763
Tower Group, Inc.	798	19,008
United Fire & Casualty Co.	426	7,400
Universal American Corp.	780	8,541
Universal Insurance Holdings, Inc.	251	1,172

		729,375

Internet — 2.8%
1-800-Flowers.com, Inc., Class A*	737	2,285
AboveNet, Inc.	518	36,498
Ancestry.com, Inc.*	705	29,180
Archipelago Learning, Inc.*	202	1,992
Blue Coat Systems, Inc.*	920	20,111
Blue Nile, Inc.*	339	14,909
BroadSoft, Inc.*	500	19,065
Cogent Communications Group, Inc.*	919	15,632
comScore, Inc.*	710	18,389
Constant Contact, Inc.*	609	15,456
DealerTrack Holdings, Inc.*	945	21,688
Dice Holdings, Inc.*	1,163	15,724
Digital River, Inc.*	843	27,111
EarthLink, Inc.	2,424	18,653
ePlus, Inc.*	74	1,957
eResearchTechnology, Inc.*	950	6,051
Global Sources Ltd.*	372	3,419
HealthStream, Inc.*	400	5,308
ICG Group, Inc.*	728	8,903
Infospace, Inc.*	896	8,172
Interclick, Inc.*	600	4,776
Internap Network Services Corp.*	1,321	9,709
IntraLinks Holdings, Inc.*	800	13,824
j2 Global Communications, Inc.*	974	27,496
Keynote Systems, Inc.	228	4,932
KIT Digital, Inc.*	700	8,358
Limelight Networks, Inc.*	1,172	5,344
Lionbridge Technologies, Inc.*	1,243	3,953
Liquidity Services, Inc.*	400	9,444
LoopNet, Inc.*	410	7,536
Mediamind Technologies, Inc.*	200	4,388
ModusLink Global Solutions, Inc.	945	4,234
Move, Inc.*	3,116	6,824

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
NIC, Inc.	1,529	$20,580
NutriSystem, Inc.	537	7,550
OpenTable, Inc.*	556	46,215
Openwave Systems, Inc.*	1,814	4,154
Orbitz Worldwide, Inc.*	476	1,185
Overstock.com, Inc.*	271	4,125
Perficient, Inc.*	345	3,540
QuinStreet, Inc.*	715	9,281
ReachLocal, Inc.*	200	4,166
RealNetworks, Inc.*	2,061	7,007
Responsys, Inc.*	300	5,319
S1 Corp.*	1,267	9,477
Saba Software, Inc.*	452	4,082
Safeguard Scientifics, Inc.*	450	8,496
Sapient Corp.*	2,548	38,296
Shutterfly, Inc.*	668	38,357
Sourcefire, Inc.*	570	16,940
SPS Commerce, Inc.*	200	3,558
Stamps.com, Inc.	157	2,094
support.com, Inc.*	1,139	5,467
TechTarget, Inc.*	500	3,785
TeleCommunication Systems, Inc., Class A*	746	3,603
The Active Network, Inc.*	300	5,280
Towerstream Corp.*	900	4,491
Travelzoo, Inc.*	111	7,175
U.S. Auto Parts Network, Inc.*	338	2,589
United Online, Inc.	1,855	11,186
ValueClick, Inc.*	1,764	29,282
VASCO Data Security International, Inc.*	728	9,064
VirnetX Holding Corp.*	900	26,046
Vocus, Inc.*	381	11,662
Web.com Group, Inc.*	700	8,624
Websense, Inc.*	999	25,944
XO Group, Inc.*	659	6,557
Zix Corp.*	1,148	4,408

		800,906

Investment Companies — 0.8%
Apollo Investment Corp.	4,405	44,975
Arlington Asset Investment Corp., Class A	100	3,139
BlackRock Kelso Capital Corp.	1,725	15,473
Capital Southwest Corp.	59	5,444
Fifth Street Finance Corp.	1,587	18,409
Gladstone Capital Corp.	412	3,807
Gladstone Investment Corp.	249	1,778
Golub Capital BDC, Inc.	210	3,135
Harris & Harris Group, Inc.*	362	1,857
Hercules Technology Growth Capital, Inc.	1,171	12,319
Kohlberg Capital Corp.	500	3,975
Main Street Capital Corp.	453	8,584
MCG Capital Corp.	1,854	11,272
Medallion Financial Corp.	248	2,418
Medley Capital Group	400	4,696
MVC Capital, Inc.	481	6,364
New Mountain Finance Corp.*	200	2,540
NGP Capital Resources Co.	289	2,370

	Number of Shares	Value†

Investment Companies — (continued)
PennantPark Investment Corp.	1,081	$12,118
Prospect Capital Corp.#	2,300	23,253
Solar Capital Ltd.	899	22,196
Solar Senior Capital Group Ltd.	100	1,795
THL Credit, Inc.	200	2,600
TICC Capital Corp.	555	5,328
Triangle Capital Corp.	477	8,806

		228,651

Iron & Steel — 0.0%
Metals USA Holdings Corp.*	200	2,980
Universal Stainless & Alloy Products, Inc.*	133	6,219

		9,199

Leisure Time — 0.4%
Ambassadors Group, Inc.	407	3,594
Arctic Cat, Inc.*	200	2,686
Black Diamond, Inc.*	400	3,152
Brunswick Corp.	1,922	39,209
Callaway Golf Co.	1,257	7,818
Interval Leisure Group, Inc.*	916	12,540
Life Time Fitness, Inc.*	936	37,356
Marine Products Corp.*	160	1,075
Town Sports International Holdings, Inc.*	600	4,566

		111,996

Lodging — 0.3%
Ameristar Casinos, Inc.	805	19,086
Boyd Gaming Corp.*	1,000	8,700
Gaylord Entertainment Co.*	823	24,690
Marcus Corp.	433	4,278
Monarch Casino & Resort, Inc.*	185	1,931
Morgans Hotel Group Co.*	394	2,833
Orient-Express Hotels Ltd., Class A*	2,245	24,134
Red Lion Hotels Corp.*	264	2,086

		87,738

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	429	15,864

Machinery — Diversified — 1.5%
Alamo Group, Inc.	117	2,773
Albany International Corp., Class A	632	16,678
Altra Holdings, Inc.*	603	14,466
Applied Industrial Technologies, Inc.	911	32,441
Briggs & Stratton Corp.	1,036	20,575
Cascade Corp.	228	10,846
Chart Industries, Inc.*	671	36,221
Cognex Corp.	894	31,674
Columbus McKinnon Corp.*	485	8,711
DXP Enterprises, Inc.*	122	3,093
Flow International Corp.*	1,208	4,300
Gerber Scientific, Inc.*	500	5,565
Global Power Equipment Group, Inc.*	400	10,608
Hurco Cos., Inc.*	200	6,442
Intermec, Inc.*	1,435	15,842
Intevac, Inc.*	341	3,482

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
iRobot Corp.*	497	$17,539
Kadant, Inc.*	299	9,421
Lindsay Corp.	266	18,301
Middleby Corp.*	431	40,531
NACCO Industries, Inc., Class A	122	11,812
Robbins & Myers, Inc.	886	46,825
Sauer-Danfoss, Inc.*	319	16,074
Tecumseh Products Co., Class A*	413	4,213
Tennant Co.	406	16,212
The Gorman-Rupp Co.	401	13,209
Twin Disc, Inc.	235	9,078

		426,932

Media — 0.7%
A.H. Belo Corp., Class A	400	2,976
Belo Corp., Class A	2,160	16,265
Central European Media Enterprises Ltd., Class A*	900	17,775
Courier Corp.	247	2,729
Crown Media Holdings, Inc., Class A*	217	414
Cumulus Media, Inc., Class A*	700	2,450
Demand Media, Inc.*	200	2,710
DG FastChannel, Inc.*	557	17,852
Dolan Media, Co.*	593	5,023
E.W. Scripps Co., Class A*	584	5,647
Entercom Communications Corp., Class A*	400	3,472
Entravision Communications Corp., Class A*	1,000	1,850
Fisher Communications, Inc.*	200	5,964
Global Traffic Network, Inc.*	400	4,596
Gray Television, Inc.*	1,000	2,640
Journal Communications, Inc., Class A*	884	4,570
Knology, Inc.*	636	9,445
LIN TV Corp., Class A*	472	2,299
Martha Stewart Living Omnimedia, Inc., Class A*	562	2,439
Meredith Corp.	800	24,904
Nexstar Broadcasting Group*	400	3,284
Outdoor Channel Holdings, Inc.	26	178
PRIMEDIA, Inc.	292	2,059
Saga Communications, Inc.*	100	3,700
Scholastic Corp.	600	15,960
Sinclair Broadcast Group, Inc., Class A	1,117	12,265
The McClatchy Co., Class A*	1,100	3,091
The New York Times Co., Class A*	3,200	27,904
Value Line, Inc.	23	308
World Wrestling Entertainment, Inc., Class A	433	4,126

		208,895

Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.*	435	7,225
Ampco-Pittsburgh Corp.	214	5,018
CIRCOR International, Inc.	435	18,631
Dynamic Materials Corp.	290	6,502
Furmanite Corp.*	954	7,575
Haynes International, Inc.	275	17,031
Kaydon Corp.	778	29,035

	Number of Shares	Value†

Metal Fabricate/Hardware — (continued)
L.B. Foster Co., Class A	266	$8,754
Lawson Products, Inc.	56	1,101
Mueller Industries, Inc.	879	33,323
Mueller Water Products, Inc., Class A	3,692	14,694
NN, Inc.*	400	5,984
Northwest Pipe Co.*	183	4,769
Olympic Steel, Inc.	231	6,359
Omega Flex, Inc.*	59	828
RBC Bearings, Inc.*	488	18,427
RTI International Metals, Inc.*	713	27,358
Sun Hydraulics Corp.	306	14,627
Worthington Industries, Inc.	1,269	29,314

		256,555

Mining — 1.5%
AMCOL International Corp.	498	19,004
Century Aluminum Co.*	1,254	19,625
Coeur d’Alene Mines Corp.*	1,982	48,083
General Moly, Inc.*	1,499	6,686
Globe Specialty Metals, Inc.	1,415	31,724
Gold Resource Corp.	700	17,451
Golden Minerals Co.*	300	5,334
Golden Star Resources Ltd.*	6,200	13,640
Hecla Mining Co.*	6,390	49,139
Horsehead Holding Corp.*	883	11,762
Jaguar Mining, Inc.*	2,100	10,038
Kaiser Aluminum Corp.	416	22,722
Materion Corp.*	457	16,895
Midway Gold Corp.*	2,200	4,312
Noranda Aluminium Holding Corp.*	600	9,084
Paramount Gold and Silver Corp.*	2,900	9,454
Revett Minerals, Inc.*	800	3,608
Stillwater Mining Co.*	2,356	51,856
Thompson Creek Metals Co., Inc.*	3,800	37,924
United States Lime & Minerals, Inc.*	29	1,189
Ur-Energy, Inc.*	2,900	4,640
Uranerz Energy Corp.*	1,700	5,134
Uranium Energy Corp.*	1,407	4,305
Uranium Resources, Inc.*	2,600	4,342
US Gold Corp.*	2,523	15,214
USEC, Inc.*	2,404	8,029
Vista Gold Corp.*	1,900	5,377

		436,571

Miscellaneous Manufacturing — 2.2%
A. O. Smith Corp.	812	34,348
Actuant Corp., Class A	1,545	41,452
American Railcar Industries, Inc.*	300	7,035
Ameron International Corp.	183	12,019
AZZ, Inc.	288	13,190
Barnes Group, Inc.	1,165	28,904
Blount International, Inc.*	1,061	18,536
Ceradyne, Inc.*	618	24,096
Chase Corp.	200	3,352
CLARCOR, Inc.	1,150	54,372
Colfax Corp.*	502	12,450

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Eastman Kodak Co.*	6,184	$22,139
EnPro Industries, Inc.*	466	22,401
ESCO Technologies, Inc.	634	23,331
Fabrinet*	500	12,140
Federal Signal Corp.	1,143	7,498
FreightCar America, Inc.*	270	6,842
GP Strategies Corp.*	296	4,043
Griffon Corp.*	1,156	11,652
Handy & Harman Ltd.*	200	3,078
Hexcel Corp.*	2,261	49,493
John Bean Technologies Corp.	629	12,152
Koppers Holdings, Inc.	453	17,182
LSB Industries, Inc.*	404	17,340
Lydall, Inc.*	300	3,588
Matthews International Corp., Class A	662	26,579
Metabolix, Inc.*	490	3,499
Movado Group, Inc.	360	6,160
Myers Industries, Inc.	725	7,453
NL Industries, Inc.	90	1,652
Park-Ohio Holdings Corp.*	200	4,228
PMFG, Inc.*	486	9,647
Raven Industries, Inc.	384	21,393
Smith & Wesson Holding Corp.*	1,279	3,837
Standex International Corp.	300	9,201
STR Holdings, Inc.*	725	10,817
Sturm Ruger & Co., Inc.	419	9,197
The Brink’s Co.	1,100	32,813
Tredegar Corp.	465	8,533
Trimas Corp.*	595	14,726

		632,368

Office Furnishings — 0.4%
Herman Miller, Inc.	1,232	33,535
HNI Corp.	1,009	25,346
Interface, Inc., Class A	1,118	21,656
Knoll, Inc.	1,028	20,632
Steelcase, Inc., Class A	1,716	19,545

		120,714

Oil & Gas — 3.5%
Abraxas Petroleum Corp.*	2,000	7,660
Alon USA Energy, Inc.	152	1,713
Apco Oil and Gas International, Inc.	258	22,428
Approach Resources, Inc.*	541	12,264
ATP Oil & Gas Corp.*	893	13,672
Berry Petroleum Co., Class A	1,188	63,118
Bill Barrett Corp.*	1,103	51,124
BPZ Resources, Inc.*	2,283	7,488
Callon Petroleum Co.*	1,000	7,020
CAMAC Energy, Inc.*#	900	1,197
Carrizo Oil & Gas, Inc.*	860	35,905
Cheniere Energy, Inc.*	1,430	13,099
Clayton Williams Energy, Inc.*	117	7,026
Comstock Resources, Inc.*	1,100	31,669
Contango Oil & Gas Co.*	303	17,707
CVR Energy, Inc.*	2,029	49,954

	Number of Shares	Value†

Oil & Gas — (continued)
Delek US Holdings, Inc.	198	$3,109
Endeavour International Corp.*	752	11,333
Energy Partners Ltd.*	700	10,367
Energy XXI Bermuda Ltd.*	1,720	57,138
Evolution Petroleum Corp.*	500	3,550
FX Energy, Inc.*	989	8,683
Gastar Exploration Ltd.*	1,500	5,145
Georesources, Inc.*	357	8,029
GMX Resources, Inc.*	1,406	6,257
Goodrich Petroleum Corp.*	581	10,696
Gulfport Energy Corp.*	863	25,622
Harvest Natural Resources, Inc.*	746	8,228
Hercules Offshore, Inc.*	2,705	14,905
Houston American Energy Corp.	300	5,439
Hyperdynamics Corp.*	3,700	15,910
Isramco, Inc.*	21	1,388
Kodiak Oil & Gas Corp.*	3,900	22,503
Magnum Hunter Resources Corp.*	2,600	17,576
McMoran Exploration Co.*	2,176	40,212
Miller Energy Resources, Inc.*	400	2,560
Northern Oil & Gas, Inc.*	1,513	33,513
Oasis Petroleum, Inc.*	1,400	41,552
Panhandle Oil and Gas, Inc., Class A	117	3,450
Parker Drilling Co.*	2,602	15,222
Penn Virginia Corp.	1,012	13,369
Petroleum Development Corp.*	513	15,344
Petroquest Energy, Inc.*	1,039	7,294
Pioneer Drilling Co.*	1,250	19,050
Resolute Energy Corp.*	1,100	17,776
Rex Energy Corp.*	637	6,542
Rosetta Resources, Inc.*	1,190	61,333
Stone Energy Corp.*	1,103	33,520
Swift Energy Co.*	982	36,599
Triangle Petroleum Corp.*	1,100	7,106
US Energy Corp.*	500	2,135
Vaalco Energy, Inc.*	1,230	7,405
Vantage Drilling Co.*	3,690	6,716
Venoco, Inc.*	686	8,740
Voyager Oil & Gas, Inc.*	1,400	4,158
W&T Offshore, Inc.	762	19,903
Warren Resources, Inc.*	1,705	6,496
Western Refining, Inc.*	1,237	22,353
Zion Oil & Gas, Inc.*	700	4,165

		1,015,435

Oil & Gas Services — 1.8%
Basic Energy Services, Inc.*	488	15,357
Cal Dive International, Inc.*	2,189	13,090
Complete Production Services, Inc.*	1,766	58,914
Dawson Geophysical Co.*	215	7,342
Dril-Quip, Inc.*	760	51,551
Exterran Holdings, Inc.*	1,500	29,745
Flotek Industries, Inc.*	1,200	10,224
Global Geophysical Services, Inc.*	300	5,340
Global Industries Ltd.*	2,313	12,675
Gulf Island Fabrication, Inc.	318	10,265

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Helix Energy Solutions Group, Inc.*	2,300	$38,088
Hornbeck Offshore Services, Inc.*	517	14,218
ION Geophysical Corp.*	3,007	28,446
Key Energy Services, Inc.*	2,822	50,796
Lufkin Industries, Inc.	672	57,826
Matrix Service Co.*	687	9,192
Mitcham Industries, Inc.*	300	5,190
Natural Gas Services Group, Inc.*	294	4,751
Newpark Resources, Inc.*	2,112	19,156
OYO Geospace Corp.*	88	8,800
Targa Resources Corp.	400	13,384
Tesco Corp.*	700	13,587
Tetra Technologies, Inc.*	1,726	21,972
Thermon Group Holdings, Inc.*	300	3,600
Union Drilling, Inc.*	183	1,883
Willbros Group, Inc.*	1,017	8,685

		514,077

Packaging and Containers — 0.1%
AEP Industries, Inc.*	38	1,109
Graham Packaging Co., Inc.*	606	15,284
Graphic Packaging Holding Co.*	3,787	20,601

		36,994

Pharmaceuticals — 2.9%
Achillion Pharmaceuticals, Inc.*	1,000	7,440
Acura Pharmaceuticals, Inc.*	153	592
Aegrion Pharmaceuticals, Inc.*	200	3,150
Akorn, Inc.*	1,018	7,126
Alkermes, Inc.*	2,126	39,544
Allos Therapeutics, Inc.*	1,315	2,814
Amicus Therapeutics, Inc.*	500	2,970
Ampio Pharmaceuticals, Inc.*	600	4,674
Anacor Pharmaceuticals, Inc.*	500	3,230
Antares Pharma, Inc.*	1,400	3,094
Anthera Pharmaceuticals, Inc.*	500	4,085
Ardea Biosciences, Inc.*	326	8,300
Array Biopharma, Inc.*	1,148	2,572
Auxilium Pharmaceuticals, Inc.*	1,165	22,834
AVANIR Pharmaceuticals, Inc., Class A*	2,277	7,651
AVI BioPharma, Inc.*	2,368	3,386
BioScrip, Inc.*	1,011	6,561
Biospecifics Technologies Corp.*	69	1,546
Cadence Pharmaceuticals, Inc.*	814	7,489
Corcept Therapeutics, Inc.*	700	2,793
Cornerstone Therapeutics, Inc.*	127	1,138
Cytori Therapeutics, Inc.*	810	3,880
Depomed, Inc.*	1,183	9,677
Durect Corp.*	1,856	3,768
Dusa Pharmaceuticals, Inc.*	700	4,354
Dyax Corp.*	1,720	3,406
Endocyte, Inc.*	500	7,160
Furiex Pharmaceuticals, Inc.*	200	3,558
Hi-Tech Pharmacal Co, Inc.*	255	7,377
Idenix Pharmaceuticals, Inc.*	1,293	6,465
Impax Laboratories, Inc.*	1,480	32,249

	Number of Shares	Value†

Pharmaceuticals — (continued)
Infinity Pharmaceuticals, Inc.*	328	$2,709
Ironwood Pharmaceuticals, Inc.*	1,161	18,251
Isis Pharmaceuticals, Inc.*	2,147	19,667
ISTA Pharmaceuticals, Inc.*	700	5,351
Jazz Pharmaceuticals, Inc.*	500	16,675
Keryx Biopharmaceuticals, Inc.*	1,700	8,041
KV Pharmaceutical Co., Class A*	1,500	4,080
Lannett Co, Inc.*	197	981
MannKind Corp.*	1,904	7,235
MAP Pharmaceuticals, Inc.*	400	6,388
Medicis Pharmaceutical Corp., Class A	1,381	52,713
Medivation, Inc.*	764	16,373
Nabi Biopharmaceuticals*	913	4,912
Nature’s Sunshine Products, Inc.*	200	3,896
Nektar Therapeutics*	2,533	18,415
Neogen Corp.*	568	25,679
Neurocrine Biosciences, Inc.*	977	7,865
Nutraceutical International Corp.*	196	3,014
Obagi Medical Products, Inc.*	351	3,310
Omega Protein Corp.*	500	6,900
Onyx Pharmaceuticals, Inc.*	1,428	50,408
Opko Health, Inc.*	1,876	6,922
Optimer Pharmaceuticals, Inc.*	1,095	13,020
Orexigen Therapeutics, Inc.*	588	935
Osiris Therapeutics, Inc.*	373	2,887
Pain Therapeutics, Inc.	779	3,015
Par Pharmaceutical Cos., Inc.*	814	26,846
Pharmacyclics, Inc.*	1,100	11,484
PharMerica Corp.*	820	10,463
Pozen, Inc.*	302	1,268
Progenics Pharmaceuticals, Inc.*	601	4,315
Questcor Pharmaceuticals, Inc.*	1,176	28,342
Raptor Pharmaceutical Corp.*	900	5,571
Rigel Pharmaceuticals, Inc.*	1,590	14,580
Sagent Pharmaceuticals, Inc.*	200	5,396
Salix Pharmaceuticals Ltd.*	1,344	53,531
Santarus, Inc.*	1,297	4,371
Savient Pharmaceuticals, Inc.*	1,752	13,122
Schiff Nutrition International, Inc.	157	1,757
Sciclone Pharmaceuticals, Inc.*	677	4,089
SIGA Technologies, Inc.*	685	6,672
Spectrum Pharmaceuticals, Inc.*	1,014	9,395
Sucampo Pharmaceuticals, Inc., Class A*	171	701
Synta Pharmaceuticals Corp.*	721	3,627
Synutra International, Inc.*	311	3,054
Targacept, Inc.*	703	14,812
Theravance, Inc.*	1,549	34,403
USANA Health Sciences, Inc.*	124	3,879
Vanda Pharmaceuticals, Inc.*	741	5,291
Viropharma, Inc.*	1,778	32,893
Vivus, Inc.*	1,751	14,253
XenoPort, Inc.*	827	5,888
Zalicus, Inc.*	1,600	3,808

		858,336

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pipelines — 0.1%
Crosstex Energy, Inc.	964	$11,472
Semgroup Corp*	1,000	25,670

		37,142

Real Estate — 0.1%
Consolidated-Tomoka Land Co.	124	3,546
Forestar Real Estate Group, Inc.*	863	14,179
HFF, Inc., Class A*	700	10,563
Kennedy-Wilson Holdings, Inc.	400	4,900
Terreno Realty Corp.	175	2,977
United Capital Corp.*	36	1,078

		37,243

Real Estate Investment Trusts — 0.2%
American Assets Trust, Inc.	800	17,960
Armour Residential REIT, Inc.	1,200	8,820
Avatar Holdings, Inc.*	195	2,966
Retail Opportunity Investments Corp.	1,000	10,760
RLJ Lodging Trust	700	12,159
STAG lndustrial, Inc.	400	4,900
Summitt Hotel Properties	700	7,945

		65,510

Retail — 6.0%
99 Cents Only Stores*	1,086	21,981
Aeropostale, Inc.*	1,900	33,250
AFC Enterprises*	559	9,196
America’s Car-Mart, Inc.*	227	7,491
ANN, Inc.*	1,151	30,041
Asbury Automotive Group, Inc.*	549	10,173
Ascena Retail Group, Inc.*	1,469	50,019
Barnes & Noble, Inc.	700	11,606
Bebe Stores, Inc.	717	4,381
Benihana, Inc., Class A*	400	4,196
Big 5 Sporting Goods Corp.	381	2,995
Biglari Holdings, Inc.*	29	11,340
BJ’s Restaurants, Inc.*	524	27,437
Bob Evans Farms, Inc.	642	22,451
Body Central Corp.*	200	4,706
Bravo Brio Restaurant Group, Inc.*	500	12,215
Brown Shoe Co., Inc.	954	10,160
Buffalo Wild Wings, Inc.*	447	29,641
Build-A-Bear Workshop, Inc.*	260	1,693
Cabela’s, Inc.*	986	26,770
California Pizza Kitchen, Inc.*	332	6,132
Caribou Coffee Co., Inc.*	205	2,714
Carrols Restaurant Group, Inc.*	213	2,224
Casey’s General Stores, Inc.	817	35,948
Cash America International, Inc.	625	36,169
Casual Male Retail Group, Inc.*	800	3,320
CEC Entertainment, Inc.	410	16,445
Charming Shoppes, Inc.*	2,209	9,189
Christopher & Banks Corp.	737	4,238
Citi Trends, Inc.*	303	4,569
Coinstar, Inc.*#	740	40,360
Coldwater Creek, Inc.*	991	1,387
Collective Brands, Inc.*	1,408	20,684

	Number of Shares	Value†

Retail — (continued)
Conn’s, Inc.*	204	$1,765
Cost Plus, Inc.*	500	5,000
Cracker Barrel Old Country Store, Inc.	506	24,951
Denny’s Corp.*	2,352	9,126
Destination Maternity Corp.	178	3,556
DineEquity, Inc.*	371	19,392
Domino’s Pizza, Inc.*	1,466	37,002
Einstein Noah Restaurant Group, Inc.	84	1,257
Express, Inc.	1,300	28,340
Ezcorp, Inc., Class A*	1,010	35,931
First Cash Financial Services, Inc.*	662	27,797
Fred’s, Inc., Class A	798	11,515
Genesco, Inc.*	495	25,789
GNC Holdings, Inc., Class A*	600	13,086
Gordmans Stores, Inc.*	200	3,478
Group 1 Automotive, Inc.	507	20,878
Haverty Furniture Cos., Inc.	550	6,331
Hhgregg, Inc.*	276	3,698
Hibbett Sports, Inc.*	623	25,362
Hot Topic, Inc.	1,095	8,147
HSN, Inc.*	840	27,653
Jack in the Box, Inc.*	1,214	27,655
Jamba, Inc.*	1,100	2,354
Jos. A. Bank Clothiers, Inc.*	599	29,956
Kenneth Cole Productions, Inc., Class A*	158	1,973
Kirkland’s, Inc.*	427	5,133
Krispy Kreme Doughnuts, Inc.*	1,322	12,572
Lithia Motors, Inc., Class A	494	9,697
Liz Claiborne, Inc.*	2,039	10,909
Luby’s, Inc.*	600	3,312
Lumber Liquidators Holdings, Inc.*	533	13,538
MarineMax, Inc.*	400	3,504
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	2,302
New York & Co., Inc.*	583	2,886
Nu Skin Enterprises, Inc., Class A	1,210	45,435
O’Charleys, Inc.*	486	3,553
Office Depot, Inc.*	6,400	27,008
OfficeMax, Inc.*	1,774	13,926
Pacific Sunwear of California, Inc.*	1,360	3,550
Papa John’s International, Inc.*	455	15,133
PC Connection, Inc.*	165	1,366
Penske Automotive Group, Inc.	1,000	22,740
PetMed Express, Inc.	413	4,894
PF Chang’s China Bistro, Inc.	525	21,126
Pier 1 Imports, Inc.*	2,244	25,963
Pricesmart, Inc.	431	22,080
Red Robin Gourmet Burgers, Inc.*	320	11,642
Regis Corp.	1,220	18,690
Rite Aid Corp.*	13,000	17,290
Ruby Tuesday, Inc.*	1,513	16,310
Rue21, Inc.*	279	9,067
Rush Enterprises, Inc., Class A*	735	13,987
Ruth’s Hospitality Group, Inc.*	495	2,777
Saks, Inc.*	2,709	30,260

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Shoe Carnival, Inc.*	139	$4,191
Sonic Automotive, Inc., Class A	934	13,683
Sonic Corp.*	1,532	16,285
Stage Stores, Inc.	881	14,801
Stein Mart, Inc.	761	7,336
Steinway Musical Instruments, Inc.*	125	3,211
Susser Holdings Corp.*	100	1,572
Systemax, Inc.*	262	3,914
Talbots, Inc.*	1,494	4,990
Texas Roadhouse, Inc.	1,470	25,776
The Bon-Ton Stores, Inc.	200	1,944
The Buckle, Inc.	649	27,712
The Cato Corp., Class A	605	17,424
The Cheesecake Factory, Inc.*	1,303	40,875
The Children’s Place Retail Stores, Inc.*	583	25,938
The Finish Line, Inc., Class A	1,171	25,059
The Men’s Wearhouse, Inc.	1,181	39,800
The Pantry, Inc.*	454	8,531
The Pep Boys - Manny, Moe, & Jack	1,205	13,171
The Wet Seal, Inc., Class A*	2,604	11,640
Tuesday Morning Corp.*	1,129	5,250
Vera Bradley, Inc.*	500	19,100
Vitamin Shoppe, Inc.*	600	27,456
West Marine, Inc.*	264	2,738
Winmark Corp.	100	4,333
World Fuel Services Corp.	1,570	56,410
Zale Corp.*	900	5,040
Zumiez, Inc.*	503	12,560

		1,748,503

Savings & Loans — 0.9%
Abington Bancorp, Inc.	567	5,914
Astoria Financial Corp.	1,801	23,035
Bank Mutual Corp.	632	2,319
BankFinancial Corp.	609	5,158
Beneficial Mutual Bancorp, Inc.*	649	5,332
Berkshire Hills Bancorp, Inc.	302	6,762
BofI Holding, Inc.*	100	1,441
Brookline Bancorp, Inc.	1,268	11,754
Cape Bancorp, Inc.*	300	3,000
Clifton Savings Bancorp, Inc.	150	1,656
Danvers Bancorp, Inc.	380	8,273
Dime Community Bancshares	730	10,614
ESB Financial Corp.	194	2,506
ESSA Bancorp, Inc.	319	3,962
First Defiance Financial Corp.	300	4,407
First Financial Holdings, Inc.	319	2,861
First Pactrust Bancorp, Inc.	200	2,972
Flagstar Bancorp, Inc.*	5,040	5,998
Flushing Financial Corp.	638	8,294
Fox Chase Bancorp, Inc.	420	5,691
Home Federal Bancorp, Inc.	253	2,780
Investors Bancorp, Inc.*	1,156	16,415
Kearny Financial Corp.	152	1,385
Meridian Interstate Bancorp, Inc.*	139	1,903
Northfield Bancorp, Inc.	423	5,947

	Number of Shares	Value†

Savings & Loans — (continued)
Northwest Bancshares, Inc.	2,506	$31,526
OceanFirst Financial Corp.	327	4,235
Oritani Financial Corp.	1,318	16,857
Provident Financial Services, Inc.	1,302	18,645
Provident New York Bancorp	951	7,950
Rockville Financial, Inc.	730	7,227
Roma Financial Corp.	126	1,323
Territorial Bancorp, Inc.	243	5,035
United Financial Bancorp, Inc.	440	6,789
Viewpoint Financial Group	866	11,951
Westfield Financial, Inc.	784	6,366
WSFS Financial Corp.	157	6,225

		274,508

Semiconductors — 3.7%
Advanced Analogic Technologies, Inc.*	1,025	6,206
Aeroflex Holding Corp.*	500	9,075
Alpha & Omega Semiconductor, Ltd.*	400	5,300
Amkor Technology, Inc.*	2,511	15,493
Amtech Systems, Inc.*	300	6,192
Anadigics, Inc.*	1,379	4,427
Applied Micro Circuits Corp.*	1,358	12,032
ATMI, Inc.*	648	13,239
Axcelis Technologies, Inc.*	2,000	3,280
AXT, Inc.*	600	5,088
Brooks Automation, Inc.*	1,452	15,769
Cabot Microelectronics Corp.*	561	26,070
Cavium, Inc.*	1,101	47,993
CEVA, Inc.*	481	14,651
Cirrus Logic, Inc.*	1,566	24,899
Cohu, Inc.	504	6,607
Diodes, Inc.*	753	19,653
DSP Group, Inc.*	557	4,846
Emagin Corp.*	500	3,035
Emcore Corp.*	2,400	6,576
Emulex Corp.*	1,944	16,718
Entegris, Inc.*	2,870	29,044
Entropic Communications, Inc.*	2,032	18,065
Exar Corp.*	732	4,634
FormFactor, Inc.*	1,172	10,618
FSI International, Inc.*	600	1,644
GSI Technology, Inc.*	359	2,585
GSl Group, Inc.*	700	8,435
GT Solar International, Inc.*	2,914	47,207
Hittite Microwave Corp.*	766	47,423
Inphi Corp.*	500	8,700
Integrated Device Technology, Inc.*	3,400	26,724
Integrated Silicon Solution, Inc.*	500	4,835
IXYS Corp.*	566	8,479
Kopin Corp.*	1,507	7,098
Kulicke & Soffa Industries, Inc.*	1,706	19,005
Lattice Semiconductor Corp.*	2,724	17,761
LTX-Credence Corp.*	1,166	10,424
MaxLinear, Inc., Class A*	500	4,330
Micrel, Inc.	1,245	13,172
Microsemi Corp.*	1,886	38,663

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Mindspeed Technologies, Inc.*	600	$4,800
MIPS Technologies, Inc.*	1,058	7,311
MKS Instruments, Inc.	1,174	31,017
Monolithic Power Systems, Inc.*	767	11,827
MoSys, Inc.*	500	2,875
Nanometrics, Inc.*	500	9,495
Netlogic Microsystems, Inc.*	1,600	64,672
Omnivision Technologies, Inc.*	1,303	45,357
Pericom Semiconductor Corp.*	646	5,775
Photronics, Inc.*	1,192	10,096
PLX Technology, Inc.*	1,260	4,372
Power Integrations, Inc.	595	22,866
Rambus, Inc.*	2,300	33,764
Richardson Electronics Ltd.	300	4,077
Rubicon Technology, Inc.*	323	5,446
Rudolph Technologies, Inc.*	854	9,146
Semtech Corp.*	1,409	38,522
Sigma Designs, Inc.*	777	5,936
Silicon Image, Inc.*	1,839	11,880
Standard Microsystems Corp.*	456	12,308
Supertex, Inc.*	160	3,584
Tessera Technologies, Inc.*	1,110	19,025
TriQuint Semiconductor, Inc.*	3,749	38,202
Ultra Clean Holdings*	400	3,632
Ultratech, Inc.*	516	15,676
Veeco Instruments, Inc.*	899	43,521
Volterra Semiconductor Corp.*	491	12,108
Zoran Corp.*	1,215	10,206

		1,083,491

Software — 4.3%
Accelrys, Inc.*	966	6,868
ACI Worldwide, Inc.*	736	24,855
Actuate Corp.*	940	5,499
Acxiom Corp.*	1,667	21,854
Advent Software, Inc.*	720	20,282
American Software, Inc., Class A	593	4,928
Aspen Technology, Inc.*	2,000	34,360
athenahealth, Inc.*	779	32,017
Avid Technology, Inc.*	749	14,111
Blackbaud, Inc.	950	26,334
Blackboard, Inc.*	773	33,540
Bottomline Technologies, Inc.*	797	19,694
Callidus Software, Inc.*	800	4,680
CommVault Systems, Inc.*	1,030	45,784
Computer Programs & Systems, Inc.	247	15,680
Concur Technologies, Inc.*	1,022	51,172
Convio, Inc.*	400	4,324
Cornerstone Ondemand, Inc.*	300	5,295
CSG Systems International, Inc.*	781	14,433
Deltek, Inc.*	394	2,951
DemandTec, Inc.*	803	7,307
Digi International, Inc.*	657	8,541
DynaVox, Inc., Class A*	200	1,520
Ebix, Inc.*	736	14,021
Envestnet, Inc.*	300	4,455

	Number of Shares	Value†

Software — (continued)
EPIQ Systems, Inc.	668	$9,499
ePocrates, Inc.*	200	3,688
Fair Isaac Corp.	867	26,183
FalconStor Software, Inc.*	626	2,804
Geeknet, Inc.*	100	2,672
Glu Mobile, Inc.*	1,100	5,797
Guidance Software, Inc.*	400	3,260
inContact, Inc.	900	4,275
InnerWorkings, Inc.*	424	3,536
Interactive Intelligence, Inc.*	297	10,410
JDA Software Group, Inc.*	1,011	31,230
Lawson Software, Inc.*	3,815	42,804
Mantech International Corp., Class A	539	23,942
MedAssets, Inc.*	948	12,665
Medidata Solutions, Inc.*	544	12,985
Medquist Holdings, Inc.*	800	10,336
MicroStrategy, Inc., Class A*	172	27,981
Monotype Imaging Holdings, Inc.*	899	12,703
NetSuite, Inc.*	585	22,932
Omnicell, Inc.*	661	10,305
OPNET Technologies, Inc.	290	11,873
Parametric Technology Corp.*	2,659	60,971
PDF Solutions, Inc.*	500	2,980
PegaSystems, Inc.	330	15,362
Progress Software Corp.*	1,509	36,412
PROS Holdings, Inc.*	517	9,042
QAD, Inc.*	92	940
QLIK Technologies, Inc.*	1,600	54,496
Quality Systems, Inc.	452	39,460
Quest Software, Inc.*	1,309	29,754
RealPage, Inc.*	700	18,529
Renaissance Learning, Inc.	146	1,831
RightNow Technologies, Inc.*	500	16,200
Rosetta Stone, Inc.*	202	3,260
Schawk, Inc.	187	3,097
Sciquest, Inc.*	300	5,127
Seachange International, Inc.*	773	8,333
Smith Micro Software, Inc.*	576	2,425
SolarWinds, Inc.*	1,308	34,191
SS&C Technologies Holdings, Inc.*	600	11,922
Synchronoss Technologies, Inc.*	566	17,959
SYNNEX Corp.*	594	18,830
Take-Two Interactive Software, Inc.*	1,544	23,592
Taleo Corp., Class A*	901	33,364
The Ultimate Software Group, Inc.*	611	33,257
THQ, Inc.*	1,261	4,565
Tyler Technologies, Inc.*	676	18,103
Verint Systems, Inc.*	500	18,520

		1,238,907

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	877	18,584

Telecommunications — 3.6%
8X8, Inc.*	1,600	7,824
Adtran, Inc.	1,421	55,007

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Alaska Communications Systems Group, Inc.	947	$8,400
Anaren, Inc.*	312	6,630
Anixter International, Inc.	634	41,426
Arris Group, Inc.*	2,787	32,357
Aruba Networks, Inc.*	1,962	57,977
Atlantic Tele-Network, Inc.	249	9,552
Aviat Networks, Inc.*	1,462	5,760
BigBand Networks, Inc.*	898	1,949
Black Box Corp.	354	11,070
Calix, Inc.*	887	18,467
Cbeyond, Inc.*	568	7,515
Cincinnati Bell, Inc.*	4,437	14,731
Communications Systems, Inc.	200	3,586
Comtech Telecommunications Corp.	592	16,600
Consolidated Communications Holdings, Inc.	570	11,081
DigitalGlobe, Inc.*	845	21,471
EMS Technologies, Inc.*	323	10,649
Extreme Networks, Inc.*	1,947	6,308
Fairpoint Communications, Inc.*	600	5,526
Finisar Corp.*	2,000	36,060
General Communication, Inc., Class A*	986	11,901
GeoEye, Inc.*	447	16,718
Global Crossing Ltd.*	703	26,981
Globalstar, Inc.*	1,400	1,722
Globecomm Systems, Inc.*	500	7,780
Harmonic, Inc.*	2,494	18,032
HickoryTech Corp.	400	4,752
Hypercom Corp.*	1,300	12,779
ICO Global Communications Holdings Ltd.*	3,700	10,249
IDT Corp., Class B	300	8,106
Infinera Corp.*	2,494	17,234
InterDigital, Inc.	993	40,564
Iridium Communications, Inc.*	1,100	9,515
Ixia*	813	10,406
KVH Industries, Inc.*	354	3,763
Leap Wireless International, Inc.*	1,400	22,722
LogMeIn, Inc.*	447	17,241
Loral Space & Communications, Inc.*	246	17,090
Meru Networks, Inc.*	200	2,402
Motricity, Inc.*	900	6,957
NeoPhotonics Corp.*	300	2,076
Netgear, Inc.*	863	37,730
Neutral Tandem, Inc.*	626	10,905
Novatel Wireless, Inc.*	601	3,293
NTELOS Holdings Corp.	764	15,601
Oclaro, Inc.*	1,100	7,392
Oplink Communications, Inc.*	373	6,949
Opnext, Inc.*	580	1,322
ORBCOMM, Inc.*	1,000	3,130
PAETEC Holding Corp.*	3,023	14,480
Plantronics, Inc.	1,101	40,220
Powerwave Technologies, Inc.*	4,052	11,953
Preformed Line Products Co.	45	3,203
Premiere Global Services, Inc.*	1,064	8,491
Procera Networks, Inc.*	300	3,219

	Number of Shares	Value†

Telecommunications — (continued)
RF Micro Devices, Inc.*	6,175	$37,791
Rignet, Inc.*	200	3,400
SAVVIS, Inc.*	1,022	40,400
Shenandoah Telecommunications Co.	559	9,514
ShoreTel, Inc.*	981	10,006
Sonus Networks, Inc.*	4,915	15,925
SureWest Communications	400	6,688
Sycamore Networks, Inc.	375	8,340
Symmetricom, Inc.*	959	5,591
Tekelec*	1,342	12,252
Telenavinc*	300	5,319
USA Mobility, Inc.	512	7,813
Viasat, Inc.*	824	35,654
Vonage Holdings Corp.*	2,700	11,907
Westell Technologies, Inc.*	1,400	4,998

		1,042,422

Textiles — 0.1%
G&K Services, Inc., Class A	407	13,781
Unifirst Corp.	377	21,184

		34,965

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.*	584	10,751
Leapfrog Enterprises, Inc.*	876	3,697

		14,448

Transportation — 2.0%
Air Transport Services Group, Inc.*	985	6,747
Arkansas Best Corp.	532	12,624
Atlas Air Worldwide Holdings, Inc.*	648	38,562
Baltic Trading Ltd.	300	1,722
Bristow Group, Inc.	832	42,449
CAI International, Inc.*	260	5,372
Celadon Group, Inc.*	435	6,073
DHT Maritime, Inc.	1,126	4,313
Eagle Bulk Shipping, Inc.*	1,220	3,026
Echo Global Logistics, Inc.*	200	3,550
Excel Maritime Carriers Ltd.*	700	2,170
Forward Air Corp.	696	23,518
Frontline Ltd.	1,200	17,688
Genco Shipping & Trading Ltd.*	511	3,843
General Maritime Corp.	1,577	2,129
Genesee & Wyoming, Inc., Class A*	912	53,480
Golar LNG Ltd.	806	28,121
Gulfmark Offshore, Inc., Class A*	579	25,586
Heartland Express, Inc.	1,167	19,325
HUB Group, Inc., Class A*	868	32,689
International Shipholding Corp.	141	3,000
Knight Transportation, Inc.	1,406	23,888
Knightsbridge Tankers Ltd.	574	12,645
Marten Transport Ltd.	434	9,374
Nordic American Tanker Shipping	1,067	24,264
Old Dominion Freight Line, Inc.*	1,139	42,485
Overseas Shipholding Group, Inc.	600	16,164
Pacer International, Inc.*	687	3,243

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Patriot Transportation Holding, Inc.*	69	$1,543
PHI, Inc.*	293	6,367
Quality Distribution, Inc.*	400	5,208
RailAmerica, Inc.*	456	6,840
Roadrunner Transportation Systems, Inc.*	200	3,016
Saia, Inc.*	274	4,644
Scorpio Tankers, Inc.*	600	5,994
Ship Finance International Ltd.	1,084	19,534
Swift Transportation Co.*	1,800	24,390
Teekay Tankers Ltd., Class A	793	7,454
Ultrapetrol (Bahamas) Ltd.*	435	2,149
Universal Truckload Services, Inc.*	100	1,713
Werner Enterprises, Inc.	1,023	25,626

		582,528

Trucking and Leasing — 0.2%
Aircastle Ltd.	1,196	15,213
Amerco, Inc.*	195	18,749
Greenbrier Cos., Inc.*	447	8,833
TAL International Group, Inc.	393	13,570
Textainer Group Holdings Ltd.	212	6,517

		62,882

Water — 0.2%
American States Water Co.	412	14,280
Artesian Resources Corp., Class A	113	2,036
California Water Service Group	888	16,615
Connecticut Water Service, Inc.	119	3,044
Consolidated Water Co., Inc.	312	2,899
Middlesex Water Co.	271	5,035
Pennichuck Corp.	100	2,875
Pico Holdings, Inc.*	492	14,268
SJW Corp.	288	6,981
York Water Co.	297	4,915

		72,948

TOTAL COMMON STOCKS (Cost $19,990,047)		25,956,524

REAL ESTATE INVESTMENT TRUSTS — 7.6%
Apartments — 0.9%
American Campus Communities, Inc.	1,526	54,203
Associated Estates Realty Corp.	956	15,535
Campus Crest Communities, Inc.	700	9,058
Education Realty Trust, Inc.	1,705	14,612
Home Properties, Inc.	941	57,288
Mid-America Apartment Communities, Inc.	831	56,068
Post Properties, Inc.	1,169	47,648

		254,412

Building & Real Estate — 2.0%
Agree Realty Corp.	196	4,377
Alexander’s, Inc.	44	17,468
Anworth Mortgage Asset Corp.	2,695	20,239
Apollo Commercial Real Estate Finance, Inc.	400	6,448
Capstead Mortgage Corp.	1,761	23,597

	Number of Shares	Value†

Building & Real Estate — (continued)
Colony Financial, Inc.	816	$14,745
CreXus Investment Corp.	1,261	14,010
Cypress Sharpridge Investments, Inc.	1,927	24,685
Dynex Capital, Inc.	1,007	9,748
Equity Lifestyle Properties, Inc.	612	38,213
Getty Realty Corp.	563	14,204
Government Properties Income Trust	750	20,265
Hatteras Financial Corp.	1,630	46,015
Invesco Mortgage Capital, Inc.	1,675	35,393
iStar Financial, Inc.*	2,118	17,177
MFA Financial, Inc.	7,938	63,822
National Retail Properties, Inc.	1,869	45,809
Newcastle Investment Corp.	1,900	10,982
NorthStar Realty Finance Corp.	2,321	9,354
Pennymac Mortgage Investment Trust	592	9,809
RAIT Financial Trust	2,718	5,708
Redwood Trust, Inc.	1,802	27,246
Resource Capital Corp.	1,700	10,744
Starwood Property Trust, Inc.	2,130	43,686
Sun Communities, Inc.	460	17,163
Two Harbors Investment Corp.	2,100	22,575
UMH Properties, Inc.	168	1,798
Walter Investment Management Corp.	648	14,379

		589,659

Diversified — 0.4%
Coresite Realty Corp.	500	8,200
DuPont Fabros Technology, Inc.	1,386	34,927
Entertainment Properties Trust	1,083	50,576
PS Business Parks, Inc.	465	25,622
Whitestone REIT	200	2,544

		121,869

Factory Outlets — 0.2%
Tanger Factory Outlet Centers, Inc.	1,770	47,383

Forest Products & Paper — 0.1%
Potlatch Corp.	930	32,801

Healthcare — 0.6%
Cogdell Spencer, Inc.	734	4,397
Healthcare Realty Trust, Inc.	1,662	34,287
LTC Properties, Inc.	717	19,947
Medical Properties Trust, Inc.	2,407	27,680
National Health Investors, Inc.	548	24,348
Omega Healthcare Investors, Inc.	2,347	49,310
Sabra Healthcare Reit, Inc.	518	8,656
Universal Health Realty Income Trust	220	8,796

		177,421

Hotels & Resorts — 0.8%
Ashford Hospitality Trust, Inc.	1,120	13,944
Chesapeake Lodging Trust	789	13,460
DiamondRock Hospitality Co.	3,853	41,343
FelCor Lodging Trust, Inc.*	3,018	16,086
Hersha Hospitality Trust	3,073	17,117
LaSalle Hotel Properties	1,969	51,863

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
Pebblebrook Hotel Trust	1,126	$22,734
Strategic Hotels & Resorts, Inc.*	4,037	28,582
Sunstone Hotel Investors, Inc.*	2,552	23,657

		228,786

Industrial — 0.3%
DCT Industrial Trust, Inc.	5,535	28,948
EastGroup Properties, Inc.	575	24,443
First Industrial Realty Trust, Inc.*	1,863	21,331
First Potomac Realty Trust	1,126	17,239
Monmouth Real Estate Investment Corp., Class A	581	4,910

		96,871

Mixed Industrial/Office — 0.6%
CapLease, Inc.	1,735	8,519
Colonial Properties Trust	1,964	40,066
Cousins Properties, Inc.	2,061	17,601
Gladstone Commercial Corp.	152	2,634
Investors Real Estate Trust	1,818	15,744
Lexington Realty Trust	2,515	22,962
Mission West Properties, Inc.	287	2,520
One Liberty Properties, Inc.	203	3,134
Washington Real Estate Investment Trust	1,429	46,471
Winthrop Realty Trust	777	9,277

		168,928

Office Property — 0.7%
BioMed Realty Trust, Inc.	2,928	56,335
Franklin Street Properties Corp.	1,445	18,655
Highwoods Properties, Inc.	1,584	52,478
Hudson Pacific Properties, Inc.	400	6,212
Kilroy Realty Corp.	1,340	52,917
MPG Office Trust, Inc.*	900	2,574
Parkway Properties, Inc.	393	6,704

		195,875

Regional Malls — 0.4%
CBL & Associates Properties, Inc.	3,364	60,989
Glimcher Realty Trust	2,287	21,727
Pennsylvania Real Estate Investment Trust	1,203	18,887

		101,603

Storage & Warehousing — 0.3%
Extra Space Storage, Inc.	2,151	45,881
Sovran Self Storage, Inc.	582	23,862
U-Store-It Trust	2,156	22,681

		92,424

Strip Centers — 0.3%
Acadia Realty Trust	862	17,524
Cedar Shopping Centers, Inc.	1,026	5,284
Equity One, Inc.	1,236	23,039
Excel Trust, Inc.	300	3,309
Inland Real Estate Corp.	1,788	15,788
Kite Realty Group Trust	1,107	5,513
Ramco-Gershenson Properties Trust	941	11,649

	Number of Shares	Value†

Strip Centers — (continued)
Saul Centers, Inc.	151	$5,944
Urstadt Biddle Properties, Inc., Class A	516	9,345

		97,395

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,761,072)		2,205,427

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U S Treasury Bills
0.015%, 09/08/11	$15	15,000
0.023%, 07/07/11	10	10,000
U.S. Treasury Bills
0.020%, 07/07/11	20	20,000
0.030%, 08/25/11	25	24,999

TOTAL U.S. TREASURY OBLIGATIONS (Cost $69,998)		69,999

	Number of Shares	Value†
WARRANTS — 0.0%
Bluelinx Holdings, Inc.*	396	67
Clinical Data, Inc.~	354	0

Total WARRANTS (Cost $0)		67

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	408,194	408,194
BlackRock Liquidity Funds TempFund - Institutional Shares	408,194	408,194

TOTAL SHORT-TERM INVESTMENTS (Cost $816,388)		816,388

SECURITIES LENDING COLLATERAL — 0.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.087%, 07/01/2011 (Cost $6,020)	6,020	6,020

TOTAL INVESTMENTS — 100.0% (Cost $22,643,525)		$29,054,425

~	Fair valued security. The total market value of fair valued securities at June 30, 2011 is $34.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

SMALL CAP INDEX FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$30,986	$30,986	$—	$—
Aerospace & Defense	408,109	408,109	—	—
Agriculture	92,102	92,102	—	—
Airlines	179,211	179,211	—	—
Apparel	444,802	444,802	—	—
Auto Manufacturers	20,286	20,286	—	—
Auto Parts & Equipment	341,756	341,756	—	—
Banks	1,561,040	1,561,040	—	—
Beverages	68,488	68,488	—	—
Biotechnology	610,977	610,977	—	—
Building Materials	221,844	221,844	—	—
Chemicals	552,444	552,444	—	—
Coal	101,944	101,944	—	—
Commercial Services	1,818,380	1,818,380	—	—
Computers	664,636	664,636	—	—
Cosmetics & Personal Care	27,993	27,993	—	—
Distribution & Wholesale	280,915	280,915	—	—
Diversified Financial Services	510,003	509,969	34	—
Electric	542,198	542,198	—	—
Electrical Components & Equipment	308,398	308,398	—	—
Electronics	645,168	645,168	—	—
Energy-Alternate Sources	58,485	58,485	—	—
Engineering & Construction	194,624	194,624	—	—
Entertainment	265,292	265,292	—	—
Environmental Control	236,749	236,749	—	—
Food	522,187	522,187	—	—
Forest Products & Paper	146,800	146,800	—	—
Gas	320,849	320,849	—	—
Hand & Machine Tools	22,771	22,771	—	—
Healthcare Products	1,020,289	1,020,289	—	—
Healthcare Services	542,513	542,513	—	—
Holding Companies	20,897	20,897	—	—
Home Builders	106,213	106,213	—	—
Home Furnishings	113,484	113,484	—	—
Hotels & Resorts	3,222	3,222	—	—
Household Products & Wares	135,324	135,324	—	—
Housewares	10,458	10,458	—	—
Insurance	729,375	729,375	—	—
Internet	800,906	800,906	—	—
Investment Companies	228,651	228,651	—	—
Iron & Steel	9,199	9,199	—	—
Leisure Time	111,996	111,996	—	—
Lodging	87,738	87,738	—	—
Machinery — Construction & Mining	15,864	15,864	—	—
Machinery — Diversified	426,932	426,932	—	—
Media	208,895	208,895	—	—
Metal Fabricate/Hardware	256,555	256,555	—	—
Mining	436,571	436,571	—	—
Miscellaneous Manufacturing	632,368	632,368	—	—
Office Furnishings	120,714	120,714	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Oil & Gas	$1,015,435	$1,015,435	$—	$—
Oil & Gas Services	514,077	514,077	—	—
Packaging and Containers	36,994	36,994	—	—
Pharmaceuticals	858,336	858,336	—	—
Pipelines	37,142	37,142	—	—
Real Estate	37,243	37,243	—	—
Real Estate Investment Trusts	65,510	65,510	—	—
Retail	1,748,503	1,748,503	—	—
Savings & Loans	274,508	274,508	—	—
Semiconductors	1,083,491	1,083,491	—	—
Software	1,238,907	1,238,907	—	—
Storage & Warehousing	18,584	18,584	—	—
Telecommunications	1,042,422	1,042,422	—	—
Textiles	34,965	34,965	—	—
Toys, Games & Hobbies	14,448	14,448	—	—
Transportation	582,528	582,528	—	—
Trucking and Leasing	62,882	62,882	—	—
Water	72,948	72,948	—	—
REAL ESTATE INVESTMENT TRUSTS	2,205,428	2,205,428	—	—
U.S. TREASURY OBLIGATIONS	69,999	—	69,999	—
WARRANTS	67	67	—	—
SHORT-TERM INVESTMENTS	816,388	816,388	—	—
SECURITIES LENDING COLLATERAL	6,020	6,020	—	—

TOTAL INVESTMENTS	$29,054,426	$28,984,393	$70,033	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Realized Gain (Loss)	(1,664)
Change in Appreciation/(Depreciation)	3,172
Sales	(1,508)

Balance as of 6/30/2011	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Australia — 8.6%
AGL Energy Ltd.	2,570	$40,382
Alumina Ltd.	14,267	32,287
Amcor Ltd.	6,975	53,863
AMP Ltd.	14,423	75,645
Asciano Group	11,700	20,580
ASX Ltd.	1,185	38,701
Australia & New Zealand Banking Group Ltd.	14,014	330,675
Bendigo & Adelaide Bank Ltd.	1,078	10,244
BHP Billiton Ltd.*	17,503	822,248
BlueScope Steel Ltd.	10,850	14,023
Boral Ltd.	4,193	19,788
Brambles Ltd.	6,811	52,743
Caltex Australia Ltd.	1,064	13,420
CFS Retail Property Trust	10,914	21,246
Coca-Cola Amatil Ltd.	3,253	39,844
Cochlear Ltd.	303	23,399
Commonwealth Bank of Australia	8,330	467,265
Computershare Ltd.	2,605	24,783
Crown Ltd.	2,672	25,592
CSL Ltd.	2,987	105,914
Dexus Property Group	29,914	28,234
Echo Entertainment Group Ltd.*	5,022	22,138
Fairfax Media Ltd.	8,585	9,024
Fortescue Metals Group Ltd.	7,906	53,845
Foster’s Group Ltd.	9,437	52,126
Goodman Group	47,180	35,675
GPT Group	11,893	40,308
GPT Group, In Specie*~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	8,266
Iluka Resources Ltd.	2,473	44,507
Incitec Pivot Ltd.	8,759	36,263
Insurance Australia Group Ltd.	13,297	48,490
Leighton Holdings Ltd.	624	13,954
Lend Lease Group	2,214	21,300
Lynas Corp Ltd.*	11,331	24,063
MacArthur Coal Ltd.	1,243	14,598
Macquarie Group Ltd.	1,873	62,778
MAP Group	3,363	12,047
Metcash Ltd.	4,753	21,156
Mirvac Group	15,574	20,880
National Australia Bank Ltd.	11,710	321,775
Newcrest Mining Ltd.	4,107	166,111
OneSteel Ltd.	8,475	16,816
Orica Ltd.	1,995	57,644
Origin Energy Ltd.	5,634	95,415
OZ Minerals Ltd.	2,023	28,641
Paladin Energy Ltd.*	4,300	11,622
Qantas Airways Ltd.*	6,627	13,078
QBE Insurance Group Ltd.	5,585	103,331
QR National Ltd.*	8,035	29,129
Ramsay Health Care Ltd.	980	19,109
Rio Tinto Ltd.	2,458	218,788
Santos Ltd.	4,465	64,842
Sims Metal Management Ltd.	472	8,935
Sonic Healthcare Ltd.	1,503	20,747

	Number of Shares	Value†

Australia — (continued)
Stockland	10,809	$39,533
Suncorp-Metway Ltd.	6,182	53,972
TABCORP Holdings Ltd.	5,022	17,721
Tatts Group Ltd.	3,969	10,217
Telstra Corp. Ltd.	24,011	74,426
Toll Holdings Ltd.	3,921	20,396
Transurban Group	7,569	42,458
Wesfarmers Ltd.	5,513	188,327
Wesfarmers Ltd. PPS	1,021	35,316
Westfield Group	12,748	118,407
Westfield Retail Trust	16,640	48,366
Westpac Banking Corp.	17,230	411,364
Woodside Petroleum Ltd.	3,556	156,373
Woolworths Ltd.	6,630	197,330
WorleyParsons Ltd.	1,128	34,166

		5,426,649

Austria — 0.3%
Erste Group Bank AG	1,000	52,423
Immoeast AG*~	2,678	0
IMMOFINANZ AG*	4,017	17,127
Oestrreichische Elektrizitatswirtschafts AG	303	13,182
OMV AG	796	34,774
Raiffeisen International Bank-Holding AG	211	10,873
Telekom Austria AG	1,265	16,143
Vienna Insurance Group	300	16,488
Voestalpine AG	642	35,439

		196,449

Belgium — 0.9%
Anheuser-Busch InBev N.V.	4,367	253,314
Bekaert S.A.	209	15,912
Belgacom S.A.	673	24,004
Colruyt S.A.	315	15,759
Delhaize Group S.A.	595	44,609
Dexia S.A.*	1,941	6,043
Fortis N.V.	9,115	24,731
Groupe Bruxelles Lambert S.A.	471	41,890
KBC Groep N.V.	1,139	44,762
Mobistar S.A.	172	13,065
Solvay S.A.	356	55,007
UCB S.A.	377	16,940
Umicore	536	29,234

		585,270

Bermuda — 0.1%
Seadrill Ltd.	1,296	45,617

Cayman Islands — 0.0%
Wynn Macau Ltd.	8,000	26,061

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	7,471
Sands China Ltd.*	14,800	39,940
Yangzijiang Shipbuilding Holdings Ltd.	19,000	22,584

		69,995

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Cyprus — 0.0%
Bank of Cyprus Public Co., Ltd.	2,774	$8,166

Denmark — 1.0%
A.P. Moller - Maersk A/S, B Shares	6	51,748
A.P. Moller - Maersk A/S, A Shares	3	24,824
Carlsberg A/S, B Shares	593	64,507
Coloplast A/S, B Shares	200	30,369
Danske Bank A/S*	3,328	61,631
DSV A/S	1,300	31,164
Novo Nordisk A/S, B Shares	2,202	276,352
Novozymes A/S, B Shares	250	40,683
Pandora A/S	292	9,174
TDC A/S	2,500	22,816
TrygVesta A/S	303	17,479
Vestas Wind Systems A/S*	860	19,981
William Demant Holding A/S*	138	12,455

		663,183

Finland — 0.9%
Elisa Oyj	1,000	21,535
Fortum Oyj	2,356	68,229
Kesko Oyj, B Shares	200	9,304
Kone Oyj, B Shares	669	42,037
Metso Oyj	500	28,401
Neste Oil Oyj	209	3,276
Nokia Oyj	20,207	130,986
Nokian Renkaat Oyj	430	21,575
Orion Oyj, Class B	750	19,327
Outokumpu Oyj	950	12,585
Pohjola Bank Plc	1,500	19,403
Rautaruukki Oyj	200	4,519
Sampo Oyj, A Shares	2,233	72,115
Sanoma OYJ	750	13,900
Stora Enso Oyj, R Shares	2,865	30,059
UPM-Kymmene Oyj	2,643	48,331
Wartsila Oyj	1,200	40,529

		586,111

France — 9.6%
Accor S.A.	701	31,346
Aeroports de Paris	215	20,225
Air France-KLM*	1,026	15,749
Air Liquide S.A.	1,518	217,581
Alcatel-Lucent*	11,560	66,854
Alstom S.A.	1,188	73,253
ANF Immobilier	1	47
Arkema S.A.	334	34,384
Atos Origin S.A.*	322	18,192
AXA S.A.	9,225	209,629
BNP Paribas	5,053	390,051
Bouygues S.A.	1,339	58,865
Bureau Veritas S.A.	300	25,337
Cap Gemini S.A.	751	43,998
Carrefour S.A.	3,038	124,766
Casino Guichard Perracho S.A.	252	23,754
Christian Dior S.A.	328	51,608
Cie Generale d’Optique Essilor International S.A.	1,112	90,191

	Number of Shares	Value†

France — (continued)
Cie Generale de Geophysique - Veritas*	565	$20,811
CNP Assurances	572	12,471
Compagnie de Saint-Gobain	2,036	131,845
Compagnie Generale des Establissements Michelin, B Shares	1,170	114,425
Credit Agricole S.A.	5,411	81,371
Danone	3,125	233,158
Dassault Systemes S.A.	334	28,436
Edenred	701	21,388
EDF S.A.	1,431	56,248
Eiffage S.A.	328	21,704
Eramet	33	10,930
Eurazeo	56	4,091
Eutelsat Communications	404	18,162
Fonciere Des Regions	106	11,229
France Telecom S.A.	9,549	203,075
GDF Suez	6,573	240,537
Gecina S.A.	40	5,590
Groupe Eurotunnel S.A.	3,383	37,824
ICADE	156	19,236
Iliad S.A.	30	4,026
Imerys S.A.	213	15,010
JC Decaux S.A.	400	12,822
Klepierre	389	16,058
L’Oreal S.A.	1,214	157,670
Lafarge S.A.	1,154	73,541
Lagardere S.C.A.	642	27,125
Legrand S.A.	825	34,749
LVMH Moet Hennessy Louis Vuitton S.A.	1,308	235,394
M6-Metropole Television	104	2,406
Natixis	3,262	16,367
Neopost S.A.	80	6,873
Pernod-Ricard S.A.	1,057	104,186
Peugeot S.A.	786	35,186
PPR	369	65,711
Publicis Groupe S.A.	695	38,752
Renault S.A.	1,060	62,847
Safran S.A.	915	39,077
Sanofi-Aventis S.A.	6,251	502,560
Schneider Electric S.A.	1,299	217,009
SCOR SE	820	23,307
Societe BIC S.A.	120	11,597
Societe Generale	3,566	211,608
Societe Television Francaise 1	821	14,930
Sodexo	506	39,668
Suez Environment Co.	1,284	25,612
Technip S.A.	491	52,640
Thales S.A.	295	12,721
Total S.A.	11,574	669,351
Unibail-Rodamco SE	489	113,070
Vallourec S.A.	629	76,611
Veolia Environment	1,785	50,347
Vinci S.A.	2,312	148,092
Vivendi S.A.	6,402	178,019
Wendel S.A.	211	25,944

		6,089,247

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — 8.8%
Adidas AG	989	$78,451
Allianz SE	2,397	334,846
Axel Springer AG	327	16,151
BASF SE	4,856	475,826
Bayer AG	4,542	365,162
Bayerische Motoren Werke AG	1,799	179,514
Bayerische Motoren Werke AG (Preference)	500	31,784
Beiersdorf AG	497	32,253
Brenntag AG	149	17,320
Celesio AG	516	10,289
Commerzbank AG*	19,802	85,258
Continental AG	513	53,898
Daimler AG	4,766	358,704
Deutsche Bank AG	4,927	291,156
Deutsche Boerse AG	977	74,241
Deutsche Lufthansa AG	1,383	30,134
Deutsche Post AG	4,252	81,700
Deutsche Telekom AG	14,616	229,229
E.ON AG	9,545	271,091
Fraport AG Frankfurt Airport Services Worldwide	272	21,872
Fresenius Medical Care AG & Co. KGaA	918	68,626
Fresenius SE	613	63,986
GEA Group AG	785	28,101
Hannover Ruckversicherung AG	356	18,567
HeidelbergCement AG	701	44,754
Henkel AG & Co. KGaA	635	36,397
Henkel AG & Co. KGaA (Preference)	882	61,228
Hochtief AG	206	17,207
Infineon Technologies AG	6,079	68,338
K+S AG	1,027	78,934
Kabel Deutschland Holding AG*	390	23,980
Lanxess AG	391	32,093
Linde AG	915	160,422
MAN SE	578	77,080
Merck KGaA	264	28,690
Metro AG	665	40,300
Muenchener Ruckversicherung AG	979	149,708
Porsche Automobil Holding SE (Preference)	1,202	95,347
RWE AG	2,111	117,048
RWE AG (Preference)	206	10,514
Salzgitter AG	183	13,956
SAP AG	4,981	301,570
Siemens AG	4,505	618,671
Suedzucker AG	700	24,875
ThyssenKrupp AG	1,806	93,851
TUI AG	198	2,148
United Internet AG	243	5,108
Volkswagen AG	252	46,301
Volkswagen AG (Preference)	789	162,873
Wacker Chemie AG	128	27,676

		5,557,228

Greece — 0.1%
Alpha Bank A.E.*	3,280	16,505
Coca-Cola Hellenic Bottling Co. S.A.	680	18,263

	Number of Shares	Value†

Greece — (continued)
EFG Eurobank Ergasias S.A.*	1,674	$7,841
Hellenic Telecommunications Organization S.A.	590	5,501
National Bank of Greece S.A.*	3,528	25,223
OPAP S.A.	1,080	16,836
Public Power Corp. S.A.	180	2,579

		92,748

Guernsey — 0.1%
Resolution Ltd.	8,364	39,466

Hong Kong — 2.7%
AIA Group Ltd.*	41,800	144,764
ASM Pacific Technology Ltd.	1,700	23,288
BOC Hong Kong Holdings Ltd.	17,500	50,824
Cathay Pacific Airways Ltd.	10,000	23,157
Cheung Kong Holdings Ltd.	7,000	102,368
Cheung Kong Infrastructure Holdings Ltd.	4,000	20,767
CLP Holdings Ltd.	9,500	84,175
Esprit Holdings Ltd.	4,272	13,285
Galaxy Entertainment Group Ltd.*	8,000	17,107
Genting Singapore Plc*	34,000	53,423
Hang Lung Group Ltd.	8,000	50,683
Hang Lung Properties Ltd.	14,000	57,391
Hang Seng Bank Ltd.	4,200	67,088
Henderson Land Development Co., Ltd.	5,172	33,332
Hong Kong Exchanges & Clearing Ltd.	5,063	106,118
HongKong Electric Holdings Ltd.	7,000	52,983
Hopewell Holdings Ltd.	1,000	3,168
Hutchison Whampoa Ltd.	12,000	129,535
Hysan Development Co., Ltd.	3,049	15,065
Kerry Properties Ltd.	4,009	19,319
Li & Fung Ltd.	28,000	55,772
MTR Corp.	6,264	22,217
New World Development Ltd.	14,822	22,400
Noble Group Ltd.	22,155	35,533
NWS Holdings Ltd.	3,595	4,814
Orient Overseas International Ltd.	2,000	12,876
Shangri-La Asia Ltd.	8,666	21,204
Sino Land Co., Ltd.	12,508	20,028
SJM Holdings Ltd.	10,000	23,671
Sun Hung Kai Properties Ltd.	7,043	102,545
Swire Pacific Ltd., Class A	4,000	58,753
The Bank of East Asia Ltd.	6,049	24,836
The Hong Kong & China Gas Co., Ltd.	21,230	48,234
The Link Real Estate Investment Trust	14,494	49,451
Wharf Holdings Ltd.	8,000	55,566
Wheelock & Co., Ltd.	7,000	28,066
Wing Hang Bank Ltd.	2,000	21,885
Yue Yuen Industrial Holdings Ltd.	7,000	22,219

		1,697,910

Ireland — 0.5%
Anglo Irish Bank Corp. Plc*~	3,146	0
CRH Plc*	3,466	76,751
Elan Corp. Plc*	1,453	16,852

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Ireland — (continued)
Experian Plc	4,995	$63,613
James Hardie Industries SE*	1,387	8,718
Kerry Group Plc, Class A*	1,174	48,546
Ryanair Holdings Plc	862	4,419
Shire Plc	3,158	98,581

		317,480

Israel — 0.7%
The Israel Corp. Ltd.	16	17,401
Bank Hapoalim BM	4,200	20,889
Bank Leumi Le-Israel BM	5,100	23,986
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	18,902
Cellcom Israel Ltd.	400	11,110
Elbit Systems Ltd.	300	14,215
Israel Chemicals Ltd.	2,300	36,508
Makhteshim-Agan Industries Ltd.*	3,300	18,430
NICE Systems Ltd.*	400	14,403
Partner Co.mmunications Co., Ltd.	700	10,556
Teva Pharmaceutical Industries Ltd.	4,932	237,177

		423,577

Italy — 2.6%
A2A SpA	1,615	2,515
Assicurazioni Generali SpA	6,372	134,448
Atlantia SpA	1,538	32,741
Autogrill SpA	1,200	15,749
Banca Carige SpA	3,770	8,545
Banca Monte dei Paschi di Siena SpA	7,196	5,453
Banco Popolare Societa Cooperative	7,862	18,116
Beni Stabili SpA	576	585
Enel Green Power SpA	8,768	24,184
Enel SpA	35,173	229,733
ENI SpA	13,750	325,216
Exor SpA	457	14,282
Fiat Industrial SpA*	4,305	55,562
Fiat SpA	3,168	34,777
Finmeccanica SpA	2,436	29,479
Intesa Sanpaolo SpA	51,909	138,207
Intesa Sanpaolo SpA, RSP	5,114	11,043
Luxottica Group SpA	649	20,818
Mediaset SpA	2,266	10,653
Mediobanco SpA	2,550	25,830
Parmalat SpA	7,429	27,946
Pirelli & C SpA	1,674	18,085
Prysmian SpA	913	18,364
Saipem SpA	1,299	67,062
Snam Rete Gas SpA	8,688	51,454
Telecom Italia SpA	43,883	61,060
Telecom Italia SpA, RSP	37,646	43,811
Terna Rete Elettrica Nasionale SpA	8,545	39,728
UniCredit SpA	67,994	143,959
Unione di Banche Italiane ScpA	2,496	14,051

		1,623,456

Japan — 19.9%
Advantest Corp.	1,200	21,941

	Number of Shares	Value†

Japan — (continued)
Aeon Co., Ltd.	2,600	$31,263
Aeon Mall Co., Ltd.	500	12,061
Air Water, Inc.	1,000	12,012
Aisin Seiki Co., Ltd.	1,200	46,208
Ajinomoto Co., Inc.	3,000	35,513
Alfresa Holdings Corp.	200	7,751
All Nippon Airways Co., Ltd.	5,000	16,272
Amada Co., Ltd.	1,000	7,652
Asahi Breweries Ltd.	2,000	40,122
Asahi Glass Co., Ltd.	5,000	58,133
Asahi Kasei Corp.	7,000	46,954
ASICS Corp.	1,000	14,869
Astellas Pharma, Inc.	2,300	88,994
Benesse Corp.	400	17,167
Bridgestone Corp.	3,300	75,670
Brother Industries Ltd.	1,500	22,079
Canon, Inc.	6,000	283,957
Casio Computer Co., Ltd.	400	2,807
Central Japan Railway Co.	9	70,654
Chiyoda Corp.	2,000	22,930
Chubu Electric Power Co., Inc.	3,400	66,306
Chugai Pharmaceutical Co., Ltd.	900	14,712
Citizen Holdings Co., Ltd.	800	4,760
Cosmo Oil Co., Ltd.	6,000	16,993
Credit Saison Co., Ltd.	1,000	16,732
Dai Nippon Printing Co., Ltd.	3,000	33,650
Daicel Chemical Industries Ltd.	2,000	13,167
Daido Steel Co., Ltd.	2,000	13,316
Daihatsu Motor Co., Ltd.	1,000	16,943
Daiichi Sankyo Co., Ltd.	3,500	68,213
Daikin Industries Ltd.	1,300	45,828
Dainippon Sumitomo Pharma Co., Ltd.	1,400	13,269
Daito Trust Construction Co., Ltd.	400	33,836
Daiwa House Industry Co., Ltd.	2,000	25,116
Daiwa Securities Group, Inc.	9,000	39,463
Dena Co., Ltd.	700	30,042
Denki Kagaku Kogyo KK	4,000	19,179
Denso Corp.	2,900	107,419
Dentsu, Inc.	800	23,551
East Japan Railway Co.	2,000	114,279
Eisai Co., Ltd.	1,200	46,730
Electric Power Development Co., Ltd.	500	13,508
Elpida Memory, Inc.*	900	10,509
FamilyMart Co., Ltd.	500	18,322
Fanuc Ltd.	1,000	166,201
Fast Retailing Co., Ltd.	300	48,332
Fuji Electric Holdings Co., Ltd.	1,000	3,105
Fuji Heavy Industries Ltd.	4,000	30,905
FUJIFILM Holdings Corp.	2,300	71,396
Fujitsu Ltd.	9,000	51,202
Fukuoka Financial Group, Inc.	6,000	24,967
Furukawa Electric Co., Ltd.	4,000	16,595
Gree, Inc.	800	17,400
GS Yuasa Corp.	2,000	13,291
Gunma Bank Ltd.	1,000	5,267

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Hamamatsu Photonics KK	500	$21,520
Hirose Electric Co., Ltd.	300	30,632
Hitachi Chemical Co., Ltd.	1,000	19,763
Hitachi Construction Machinery Co., Ltd.	200	4,457
Hitachi Ltd.	24,000	141,010
Hitachi Metals Ltd.	1,000	14,074
Hitamitsu Pharmaceutical Co., Ltd.	400	17,018
Hokkaido Electric Power Co., Inc.	900	14,947
Hokuhoku Financial Group, Inc.	9,000	17,775
Hokuriku Electric Power Co.	1,200	22,866
Honda Motor Co., Ltd.	9,100	348,717
Hoya Corp.	2,200	48,479
IBIDEN Co., Ltd.	500	15,558
Idemitsu Kosan Co., Ltd.	100	10,633
IHI Corp.	9,000	23,141
INPEX Holdings, Inc.	11	80,889
Isetan Mitsukoshi Holdings Ltd.	2,500	24,377
Isuzu Motors Ltd.	6,000	28,247
ITOCHU Corp.	7,500	77,604
J. Front Retailing Co., Ltd.	1,000	4,397
Japan Prime Realty Investment Corp.	5	13,229
Japan Real Estate Investment Corp.	3	29,476
Japan Retail Fund Investment Corp.	10	15,378
Japan Tobacco, Inc.	26	99,957
JFE Holdings, Inc.	2,200	60,230
JGC Corp.	1,000	27,265
Joyo Bank Ltd.	4,000	16,744
JS Group Corp.	1,300	33,394
JSR Corp.	900	17,350
JTEKT Corp.	1,500	21,968
Jupiter Telecommunications Co., Ltd.	12	13,415
JX Holdings, Inc.	10,990	73,581
Kajima Corp.	2,000	5,714
Kamigumi Co., Ltd.	1,000	9,329
Kaneka Corp.	2,000	13,092
Kansai Paint Co., Ltd.	2,000	18,160
Kao Corp.	3,200	83,871
Kawasaki Heavy Industries Ltd.	7,000	27,737
Kawasaki Kisen Kaisha Ltd.	4,000	13,912
KDDI Corp.	15	107,509
Keihin Electric Express Railway Co., Ltd.	2,000	14,409
Keio Corp.	3,000	16,508
Keisei Electric Railway Co., Ltd.	1,000	5,900
Keyence Corp.	210	59,318
Kikkoman Corp.	1,000	10,496
Kintetsu Corp.	9,000	28,843
Kirin Holdings Co., Ltd.	4,000	55,599
Kobe Steel Ltd.	11,000	24,868
Komatsu Ltd.	5,100	158,185
Konami Corp.	200	4,710
Konica Minolta Holdings, Inc.	2,000	16,620
Kubota Corp.	7,000	61,648
Kuraray Co., Ltd.	1,500	21,893
Kurita Water Industries Ltd.	800	23,770
Kyocera Corp.	900	91,112

	Number of Shares	Value†

Japan — (continued)
Kyowa Hakko Kirin Co., Ltd.	1,000	$9,503
Kyushu Electric Power Co., Inc.	1,800	32,353
Lawson, Inc.	400	20,943
Makita Corp.	700	32,433
Marubeni Corp.	9,000	59,475
Marui Group Co., Ltd.	600	4,531
Mazda Motor Corp.	7,000	18,347
McDonald’s Holdings Co. (Japan), Ltd.	700	17,808
Medipal Holdings Corp.	1,000	8,844
MEIJI Holdings Co., Ltd.	200	8,409
Minebea Co., Ltd.	2,000	10,608
Miraca Holdings, Inc.	400	16,173
Mitsubishi Chemical Holdings Corp.	7,500	52,916
Mitsubishi Corp.	7,400	183,839
Mitsubishi Electric Corp.	10,000	115,521
Mitsubishi Estate Co., Ltd.	7,000	122,253
Mitsubishi Gas Chemical Co., Inc.	3,000	21,874
Mitsubishi Heavy Industries Ltd.	18,000	84,293
Mitsubishi Materials Corp.	5,000	15,651
Mitsubishi Motors Corp.*	21,000	25,564
Mitsubishi Tanabe Pharma Corp.	1,000	16,707
Mitsubishi UFJ Financial Group, Inc.	70,900	343,469
Mitsubishi UFJ Lease & Finance Co., Ltd.	130	5,006
Mitsui & Co., Ltd.	9,400	161,600
Mitsui Chemicals, Inc.	5,000	18,136
Mitsui Engineering & Shipbuilding Co., Ltd.	7,000	15,216
Mitsui Fudosan Co., Ltd.	5,000	85,585
Mitsui OSK Lines Ltd.	6,000	32,122
Mizuho Financial Group, Inc.	112,400	184,297
Mizuho Securities Co., Ltd.	7,000	16,782
Mizuho Trust & Banking Co., Ltd.	3,000	2,646
MS&AD Insurance Group Holdings, Inc.	2,790	65,015
Murata Manufacturing Co., Ltd.	1,000	66,455
Nabtesco Corp.	700	16,851
Namco Bandai Holdings, Inc.	1,700	20,399
NEC Corp.	13,000	29,551
NGK Insulators Ltd.	1,000	18,533
NGK Spark Plug Co., Ltd.	1,000	13,751
Nidec Corp.	700	64,692
Nikon Corp.	1,600	37,543
Nintendo Co., Ltd.	600	112,316
Nippon Building Fund, Inc.	3	29,290
Nippon Electric Glass Co., Ltd.	2,000	25,489
Nippon Express Co., Ltd.	5,000	20,185
Nippon Meat Packers, Inc.	1,000	14,285
Nippon Paper Group, Inc.	200	4,427
Nippon Sheet Glass Co., Ltd.	7,000	21,651
Nippon Steel Corp.	27,000	87,200
Nippon Telegraph & Telephone Corp.	2,500	120,024
Nippon Yusen K.K.	8,000	29,613
Nissan Motor Co., Ltd.	14,300	149,563
Nisshin Seifun Group, Inc.	500	6,223
Nisshin Steel Co., Ltd.	2,000	3,801
Nissin Food Products Co., Ltd.	200	7,272
Nitori Holdings Co., Ltd.	300	28,433

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nitto Denko Corp.	900	$45,444
NKSJ Holdings, Inc.	7,700	50,597
NOK Corp.	1,000	17,055
Nomura Holdings, Inc.	17,800	87,557
Nomura Real Estate Holdings, Inc.	1,000	16,583
Nomura Real Estate Office Fund, Inc.	2	13,217
Nomura Research Institute Ltd.	1,000	21,800
NSK Ltd.	3,000	29,775
NTN Corp.	4,000	22,657
NTT Data Corp.	6	19,832
NTT DoCoMo, Inc.	80	142,103
Obayashi Corp.	4,000	17,390
Odakyu Electric Railway Co., Ltd.	3,000	23,775
Oji Paper Co., Ltd.	4,000	19,129
Olympus Corp.	1,000	33,551
OMRON Corp.	1,000	27,675
Ono Pharmaceutical Co., Ltd.	600	32,048
Oracle Corp. Japan	200	8,695
Oriental Land Co., Ltd.	300	25,415
ORIX Corp.	510	49,350
Osaka Gas Co., Ltd.	12,000	45,463
Otsuka Holdings Co., Ltd.	1,700	44,979
Panasonic Corp.	12,000	146,078
Rakuten, Inc.	46	47,483
Resona Holdings, Inc.	9,400	44,136
Ricoh Co., Ltd.	3,000	33,128
Rinnai Corp.	300	21,614
Rohm Co., Ltd.	500	28,539
Sankyo Co., Ltd.	400	20,595
Santen Pharmaceutical Co., Ltd.	600	24,297
SBI Holdings, Inc.	101	9,322
Secom Co., Ltd.	1,000	47,761
Sega Sammy Holdings, Inc.	1,200	23,089
Seiko Epson Corp.	800	13,793
Sekisui Chemical Co., Ltd.	3,000	25,526
Sekisui House Ltd.	3,000	27,799
Seven & I Holdings Co., Ltd.	3,900	104,494
Sharp Corp.	5,000	45,401
Shikoku Electric Power Co., Inc.	700	15,869
Shimadzu Corp.	1,000	9,117
Shimamura Co., Ltd.	200	19,030
Shimano, Inc.	500	27,421
Shimizu Corp.	5,000	20,744
Shin-Etsu Chemical Co., Ltd.	2,100	112,036
Shinsei Bank Ltd.	2,000	1,987
Shionogi & Co., Ltd.	1,800	29,402
Shiseido Co., Ltd.	1,700	31,654
Showa Denko K.K.	9,000	18,558
Showa Shell Sekiyu K.K.	500	4,621
SMC Corp.	300	53,810
Softbank Corp.	4,700	176,896
Sojitz Corp.	9,400	17,514
Sony Corp.	5,400	142,001
Sony Financial Holdings, Inc.	1,200	21,599
Square Enix Holdings Co., Ltd.	1,000	17,937

	Number of Shares	Value†

Japan — (continued)
Stanley Electric Co., Ltd.	1,300	$22,688
SUMCO Corp.	1,000	16,794
Sumitomo Chemical Co., Ltd.	9,000	44,718
Sumitomo Corp.	6,300	85,221
Sumitomo Electric Industries Ltd.	3,600	52,186
Sumitomo Heavy Industries Ltd.	3,000	20,794
Sumitomo Metal Industries Ltd.	22,000	49,189
Sumitomo Metal Mining Co., Ltd.	3,000	49,003
Sumitomo Mitsui Financial Group, Inc.	7,200	220,727
Sumitomo Mitsui Trust Holdings, Inc.	14,430	50,009
Sumitomo Realty & Development Co., Ltd.	2,000	44,444
Sumitomo Rubber Industries Ltd.	1,200	14,459
Suruga Bank Ltd.	1,000	8,683
Suzuken Co., Ltd.	400	9,207
Suzuki Motor Corp.	1,800	40,358
Sysmex Corp.	400	15,005
T&D Holdings, Inc.	1,300	30,762
Taisei Corp.	8,000	18,285
Taisho Pharmaceutical Co., Ltd.	1,000	22,483
Taiyo Nippon Sanso Corp.	1,000	7,937
Takashimaya Co., Ltd.	1,000	6,869
Takeda Pharmaceutical Co., Ltd.	4,500	207,658
TDK Corp.	600	32,868
Teijin Ltd.	6,000	26,309
Terumo Corp.	800	43,078
The Bank of Kyoto Ltd.	1,000	9,180
The Bank of Yokohama Ltd.	7,000	34,867
The Chiba Bank Ltd.	4,000	24,943
The Chugoku Bank Ltd.	1,000	12,335
The Chugoku Electric Power Co., Inc.	1,200	20,749
The Dai-ichi Life Insurance Co., Ltd.	54	75,327
The Hachijuni Bank Ltd.	4,000	22,409
The Hiroshima Bank Ltd.	5,000	21,738
The Iyo Bank Ltd.	1,000	9,180
The Japan Steel Works Ltd.	1,000	6,819
The Kansai Electric Power Co., Inc.	3,800	75,523
The Nishi-Nippon City Bank Ltd.	7,000	20,607
The Shizuoka Bank Ltd.	3,000	27,501
THK Co., Ltd.	1,000	25,340
Tobu Railway Co., Ltd.	7,000	29,389
Toho Co., Ltd.	200	3,312
Toho Gas Co., Ltd.	1,000	5,403
Tohoku Electric Power Co., Inc.	2,500	36,054
Tokio Marine Holdings, Inc.	3,700	103,180
Tokyo Electric Power Co., Inc.	7,100	28,751
Tokyo Electron Ltd.	800	43,426
Tokyo Gas Co., Ltd.	16,000	72,145
Tokyu Corp.	8,000	33,190
Tokyu Land Corp.	1,000	4,223
TonenGeneral Sekiyu K.K.	1,000	12,273
Toppan Printing Co., Ltd.	4,000	30,905
Toray Industries, Inc.	7,000	51,475
Toshiba Corp.	21,000	110,080
Tosoh Corp.	6,000	23,998
TOTO Ltd.	1,000	7,739

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Toyo Seikan Kaisha Ltd.	1,000	$16,732
Toyo Suisan Kaisha Ltd.	1,000	23,601
Toyoda Gosei Co., Ltd.	400	9,048
Toyota Industries Corp.	1,200	39,426
Toyota Motor Corp.	15,200	623,067
Toyota Tsusho Corp.	1,100	18,760
Trend Micro, Inc.	500	15,459
Tsumura & Co.	200	6,385
Ube Industries Ltd.	7,000	20,955
Unicharm Corp.	600	26,160
Ushio, Inc.	700	13,764
USS Co., Ltd.	110	8,513
West Japan Railway Co.	1,000	39,004
Yahoo! Japan Corp.	64	21,941
Yakult Honsha Co., Ltd.	600	17,306
Yamada Denki Co., Ltd.	540	43,801
Yamaguchi Financial Group, Inc.	1,000	9,304
Yamaha Corp.	300	3,402
Yamaha Motor Co., Ltd.*	1,400	25,598
Yamato Holdings Co., Ltd.	2,000	31,327
Yamato Kogyo Co., Ltd.	1,000	30,979
Yaskawa Electric Corp.	2,000	22,309
Yokogawa Electric Corp.	2,000	16,968

		12,569,218

Jersey — 0.1%
Randgold Resources Ltd.	474	39,977

Luxembourg — 0.5%
ArcelorMittal	4,463	155,297
Millicom International Cellular S.A.	326	34,016
SES S.A.	1,400	39,295
Tenaris S.A.	2,739	62,559

		291,167

Mexico — 0.0%
Fresnillo Plc	1,200	27,002

Netherlands — 4.5%
Aegon N.V.*	8,597	58,645
Akzo Nobel N.V.	1,237	78,032
ASML Holding N.V.	2,147	79,083
Corio N.V.	288	19,086
Delta Lloyd NV	747	17,755
European Aeronautic Defence & Sapce Co. N.V.	2,293	76,746
Fugro N.V.	296	21,342
Heineken Holdings N.V.	748	38,269
Heineken N.V.	1,335	80,284
ING Groep N.V.*	19,653	241,936
Koninklijke Ahold N.V.	6,706	90,110
Koninklijke Boskalis Westminster N.V.	430	20,332
Koninklijke DSM N.V.	901	58,477
Koninklijke KPN N.V.	8,556	124,448
Koninklijke Philips Electronics N.V.	5,039	129,413
Koninklijke Vopak N.V.	370	18,130
PostNL N.V.	1,874	15,903

	Number of Shares	Value†

Netherlands — (continued)
QIAGEN N.V.*	1,189	$22,794
Randstad Holding N.V.	435	20,107
Reed Elsevier N.V.	3,459	46,424
Royal Dutch Shell Plc, A Shares	19,286	686,542
Royal Dutch Shell Plc, B Shares	14,772	527,275
SBM Offshore N.V.	693	18,331
TNT Express N.V.*	1,874	19,436
Unilever N.V.	8,489	278,276
Wolters Kluwer N.V.	1,338	29,648

		2,816,824

New Zealand — 0.1%
Auckland International Airport Ltd.	6,152	11,340
Fletcher Building Ltd.	3,266	23,325
Telecom Corp. of New Zealand Ltd.	13,015	26,472

		61,137

Norway — 0.7%
Aker Solutions ASA	800	16,014
DnB NOR ASA	4,688	65,344
Gjensidige Forsikring ASA	1,418	17,478
Norsk Hydro ASA	4,261	32,626
Orkla ASA	3,563	33,879
Renewable Energy Corp. ASA*	4,240	7,289
StatoilHydro ASA	5,899	149,357
Telenor ASA	4,615	75,575
Yara International ASA	1,000	56,291

		453,853

Portugal — 0.3%
Banco Comercial Portugues S.A.*	14,953	8,891
Banco Espirito Santo S.A.	3,884	14,475
Cimentos de Portugal, SGPS S.A.	2,109	16,115
Energias de Portugal S.A.	12,468	44,279
Galp Energia SGPS, S.A., B Shares	1,326	31,632
Jeronimo Martins SGPS S.A.	1,200	23,040
Portugal Telecom SGPS, S.A.	2,710	26,869

		165,301

Singapore — 1.5%
Ascendas Real Estate Investment Trust	15,000	24,912
CapitaLand Ltd.	14,000	33,168
Capitamall Trust Management Ltd.	14,700	22,380
CapitaMalls Asia Ltd.	7,000	8,377
City Developments Ltd.	3,000	25,401
ComfortDelGro Corp. Ltd.	4,000	4,755
DBS Group Holdings Ltd.	8,741	104,325
Fraser & Neave Ltd.	5,000	23,569
Global Logistic Properties Ltd.*	15,000	25,157
Golden Agri-Resources Ltd.	42,000	23,252
Hutchison Port Holdings Trust*	26,100	22,054
Jardine Cycle & Carriage Ltd.	1,000	35,008
Keppel Corp. Ltd.	6,600	59,536
Keppel Land Ltd.	5,220	15,384
Olam International Ltd.*	3,179	7,040
Oversea-Chinese Banking Corp. Ltd.	13,876	105,739

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
SembCorp Industries Ltd.	6,000	$24,375
SembCorp Marine Ltd.	7,000	30,204
Singapore Airlines Ltd.	2,000	23,089
Singapore Exchange Ltd.	4,000	24,522
Singapore Press Holdings Ltd.	7,000	22,226
Singapore Technologies Engineering Ltd.	7,000	17,154
Singapore Telecommunications Ltd.	39,000	100,334
United Overseas Bank Ltd.	6,345	101,660
Wilmar International Ltd.	10,000	44,126

		927,747

Spain — 3.5%
Abertis Infraestructuras S.A.	1,521	33,979
Acciona S.A.	126	13,373
Acerinox S.A.	263	4,798
ACS Actividades de Construccion y Servicios S.A.	740	34,898
Amadeus IT Holding S.A.	1,154	23,948
Banco Bilbao Vizcaya Argentaria, Chile S.A.	22,454	263,425
Banco de Sabadell S.A.	5,606	23,169
Banco de Valencia S.A.*	12	30
Banco Popular Espanol S.A.	4,340	24,426
Banco Santander S.A.	46,240	533,961
Bankinter S.A.	588	3,993
Criteria CaixaCorp S.A.	6,621	46,212
EDP Renovaveis S.A.*	873	5,759
Enagas	797	19,313
Ferrovial S.A.	1,969	24,887
Fomento de Construcciones y Contratas S.A.	800	24,392
Gas Natural SDG S.A.	1,984	41,560
Gestevision Telecinco S.A.	1,300	11,294
Grifols S.A.	1,270	25,489
Iberdrola Renovables S.A.	2,539	11,215
Iberdrola S.A.	20,348	181,090
Inditex S.A.	1,236	112,634
Indra Sistemas S.A.	203	4,189
Mapfre S.A.	5,395	20,028
Mapfre S.A. I 11 Shares~	138	512
Red Electrica de Espana S.A.	525	31,691
Repson YPF S.A.	3,960	137,478
Telefonica S.A.	21,684	530,167
Zardoya Otis S.A.	276	4,067
Zardoya Otis S.A. I 11 Shares~	14	203

		2,192,180

Sweden — 3.0%
Alfa Laval AB	1,900	40,943
Assa Abloy AB, B Shares	1,775	47,706
Atlas Copco AB, A Shares	3,450	90,815
Atlas Copco AB, B Shares	2,290	53,908
Boliden AB	1,000	18,466
Electrolux AB, B Shares	1,462	34,879
Getinge AB, B Shares	844	22,657
Hennes & Mauritz AB, B Shares	5,421	186,922
Hexagon AB, B Shares	1,466	36,110
Holmen AB	500	15,588

	Number of Shares	Value†

Sweden — (continued)
Husqvarna AB, B Shares	2,834	$18,769
Investor AB, B Shares	2,300	52,726
Kinnevik Investment AB, B Shares	1,200	26,655
Modern Times Group AB, B Shares	200	13,208
Nordea Bank AB	15,725	169,054
Ratos AB, B Shares	1,400	26,892
Sandvik AB	5,109	89,576
Scania AB, B Shares	1,700	39,428
Securitas AB, B Shares	1,200	12,702
Skandinaviska Enskilda Banken AB, A Shares	6,680	54,600
Skanska AB, B Shares	2,100	37,583
SKF AB, B Shares	2,175	62,927
Ssab Svenskt Stal AB, A Shares	1,400	20,927
Svenska Cellulosa AB, B Shares	3,340	47,023
Svenska Handelsbanken AB, A Shares	2,722	83,960
Swedbank AB, A Shares	4,752	79,861
Swedish Match AB	1,200	40,239
Tele2 AB, B Shares	1,416	27,983
Telefonaktiebolaget LM Ericsson, B Shares	15,556	224,294
TeliaSonera AB	10,900	79,960
Volvo AB, B Shares	6,741	117,764

		1,874,125

Switzerland — 8.4%
ABB Ltd.	11,644	301,920
Actelion Ltd.	616	30,340
Adecco S.A.	528	33,850
Aryzta AG	492	26,363
Baloise Holding AG	303	31,264
Compagnie Financiere Richemont SA	2,716	177,836
Credit Suisse Group AG	5,768	224,340
GAM Holding Ltd.	656	10,768
Geberit AG	167	39,567
Givaudan S.A.	43	45,493
Glencore International Plc	4,893	38,558
Holcim Ltd.	1,365	103,014
Julius Baer Group Ltd.	1,033	42,672
Kuehne & Nagel International AG	317	48,111
Lindt & Spruengli AG	1	36,450
Lindt & Spruengli AG, Participation Certificates	3	9,349
Lonza Group AG	223	17,453
Nestle S.A.	18,922	1,175,943
Novartis AG	12,761	781,673
Pargesa Holding S.A.	49	4,540
Roche Holding AG	3,845	643,463
Schindler Holding AG	145	17,609
Schindler Holding AG, Participation Certificates	194	23,582
SGS S.A.	25	47,458
Sika AG	9	21,698
Sonova Holding AG	251	23,436
STMicroelectronics N.V.	3,129	31,177
Straumann Holding AG	19	4,576
Sulzer AG	151	24,569
Swiss Life Holding AG	175	28,704

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Swiss Re Ltd.*	1,817	$102,029
Swisscom AG	120	55,022
Syngenta AG	508	171,478
The Swatch Group AG	176	88,717
The Swatch Group AG, Registered Shares	282	25,324
UBS AG	19,210	350,270
Xstrata Plc	11,037	242,946
Zurich Financial Services AG	779	196,985

		5,278,547

United Kingdom — 17.9%
3i Group Plc	4,517	20,379
Admiral Group Plc	1,092	29,111
Aggreko Plc	1,370	42,415
AMEC Plc	1,738	30,349
Anglo American Plc	7,012	347,466
Antofagasta Plc	1,823	40,786
ARM Holdings Plc	6,880	64,927
Associated British Foods Plc	1,748	30,383
AstraZeneca Plc	7,534	375,811
Autonomy Corp. Plc*	1,092	29,917
Aviva Plc	14,121	99,493
Babcock International Group Plc	1,950	22,283
BAE Systems Plc	19,024	97,247
Balfour Beatty Plc	4,201	20,800
Barclays Plc	61,439	252,877
BG Group Plc	17,787	403,660
BHP Billiton Plc	11,675	459,452
BP Plc	102,817	756,849
British American Tobacco Plc	10,499	460,185
British Land Co. Plc	4,812	47,033
British Sky Broadcasting Group Plc	5,867	79,709
BT Group Plc	40,892	132,244
Bunzl Plc	1,778	22,258
Burberry Group Plc	2,636	61,345
Cairn Energy Plc*	8,224	54,750
Carnival Plc	866	33,538
Centrica Plc	26,159	135,734
Cobham Plc	4,326	14,691
Compass Group Plc	10,107	97,490
Diageo Plc	12,839	262,315
Essar Energy Plc*	1,915	12,574
Eurasian Natural Resources Corp.	1,476	18,513
G4S Plc	8,409	37,762
GlaxoSmithKline Plc	28,397	607,983
Hammerson Plc	2,958	22,854
Home Retail Group Plc	4,117	10,817
HSBC Holdings Plc	96,751	960,258
ICAP Plc	3,290	24,976
Imperial Tobacco Group Plc	5,541	184,175
Inmarsat Plc	1,718	15,331
Intercontinental Hotels Group Plc	1,325	27,114
International Consolidated Airlines Group SA*	3,469	14,081
International Consolidated Airlines Group SA*	2,764	11,254
International Power Plc	6,942	35,843
Intertek Group Plc	932	29,512

	Number of Shares	Value†

United Kingdom — (continued)
Invensys Plc	4,412	$22,794
Investec Plc	2,501	20,251
ITV Plc*	22,089	25,348
J. Sainsbury Plc	6,594	34,861
Johnson Matthey Plc	994	31,364
Kazakhmys Plc	1,454	32,204
Kingfisher Plc	14,311	61,372
Land Securities Group Plc	4,044	55,331
Legal & General Group Plc	27,849	52,831
Liberty International Plc	3,734	23,942
Lloyds Banking Group Plc*	210,086	165,218
London Stock Exchange Group Plc	323	5,500
Lonmin Plc	1,129	26,328
Man Group Plc	8,839	33,621
Marks & Spencer Group Plc	7,889	45,759
National Grid Plc	18,149	178,411
Next Plc	1,167	43,547
Old Mutual Plc	26,167	56,024
Pearson Plc	4,651	87,784
Petrofac Ltd.	1,394	33,873
Prudential Plc	13,259	153,217
Reckitt Benckiser Group Plc	3,419	188,765
Reed Elsevier Plc	6,362	57,793
Rexam Plc	3,745	23,008
Rio Tinto Plc	7,596	547,448
Rolls-Royce Holdings Plc	9,544	98,799
Rolls-Royce Holdings Plc, Class C*~	916,224	1,470
Royal Bank of Scotland Group Plc*	94,653	58,426
RSA Insurance Group Plc	18,041	39,060
SABMiller Plc	5,123	186,767
Schroders Plc	456	11,322
Scottish & Southern Energy Plc	5,212	116,525
Segro Plc	3,302	16,551
Serco Group Plc	2,287	20,280
Severn Trent Plc	1,099	25,964
Smith & Nephew Plc	4,409	47,057
Smiths Group Plc	1,949	37,568
Standard Chartered Plc	12,608	331,454
Standard Life Plc	10,982	37,102
Subsea 7 SA*	1,391	35,580
Tesco Plc	42,681	275,375
The Capita Group Plc	3,054	35,070
The Sage Group Plc	6,102	28,293
The Weir Group Plc	992	33,864
TUI Travel Plc	1,257	4,527
Tullow Oil Plc	4,442	88,402
Unilever Plc	7,004	225,497
United Utilities Group Plc	3,483	33,484
Vedanta Resources Plc	511	17,174
Vodafone Group Plc	283,193	751,309
Whitbread Plc	827	21,436
WM Morrison Supermarkets Plc	10,071	48,119
Wolseley Plc*	1,475	48,104
WPP Group Plc	6,750	84,501

		11,304,218

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
United States — 0.3%
Synthes, Inc.	273	$48,025
Transocean Ltd.	1,761	113,690

		161,715

TOTAL COMMON STOCKS (Cost $53,504,373)		61,611,624

PREFERRED STOCKS — 0.0%
Germany — 0.0%
ProSiebenSat.1 Media AG (Cost $19,258)	587	16,642

RIGHTS — 0.0%
Italy — 0.0%
Banca Monte Dei Paschi di Siena S.p.A.*	7,196	553

Spain — 0.0%
Banco Popular Espanol*	4,340	315
Criteria Caixacorp S.A.*	6,621	499

		814

TOTAL RIGHTS (Cost $307)		1,367

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.* (Cost $0)	256	1

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	732,565	732,565
BlackRock Liquidity Funds TempFund - Institutional Shares	732,564	732,564

TOTAL SHORT-TERM INVESTMENTS (Cost $1,465,129)		1,465,129

TOTAL INVESTMENTS — 100.0% (Cost $54,989,067)		$63,094,763

~	Fair valued security. The total market value of fair valued securities at June 30, 2011 is $2,185.
†	See Security Valuation Note.
*	Non-income producing security.
§	Restricted security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$75,125
Aerospace & Defense	0.5%	284,176
Agriculture	1.4%	851,934
Airlines	0.2%	151,233
Apparel	0.4%	228,492
Auto Manufacturers	4.1%	2,501,798
Auto Parts & Equipment	1.0%	609,776
Banks	14.0%	8,633,887
Beverages	1.9%	1,195,596
Biotechnology	0.2%	146,597
Building Materials	1.2%	762,485
Chemicals	4.0%	2,474,695
Coal	—%	14,598
Commercial Services	1.3%	774,436
Computers	0.3%	195,064
Cosmetics & Personal Care	0.5%	331,608
Distribution & Wholesale	1.2%	742,897
Diversified	—%	24,912
Diversified Financial Services	1.1%	673,900
Diversified Operations	0.1%	59,536
Electric	3.5%	2,130,527
Electrical Components & Equipment	1.1%	695,774
Electronics	1.2%	745,641
Energy-Alternate Sources	0.1%	54,340
Engineering & Construction	1.6%	1,007,528
Entertainment	0.2%	94,096
Environmental Control	—%	23,770
Food	5.2%	3,229,293
Food Service	0.2%	97,490
Forest Products & Paper	0.3%	164,557
Gas	0.7%	419,306
Hand & Machine Tools	0.4%	245,455
Healthcare Products	0.8%	476,963
Healthcare Services	0.2%	108,482
Holding Companies	1.0%	615,530
Home Builders	0.1%	78,441
Home Furnishings	0.6%	368,359
Household Products & Wares	0.5%	316,756
Insurance	4.5%	2,794,654
Internet	0.2%	133,381
Investment Companies	0.4%	214,592
Iron & Steel	1.2%	709,713
Leisure Time	0.2%	119,723
Lodging	0.4%	250,081
Machinery - Construction & Mining	0.5%	307,365
Machinery - Diversified	1.2%	709,948
Media	1.2%	767,538
Metal Fabricate/Hardware	0.6%	342,534
Mining	5.3%	3,292,547
Miscellaneous Manufacturing	1.5%	944,184
Mixed Industrial/Office	0.6%	386,796
Office & Business Equipment	0.5%	337,751
Oil & Gas	7.5%	4,605,063
Oil & Gas Services	0.4%	244,408
Packaging and Containers	0.2%	93,603
Pharmaceuticals	7.1%	4,355,900
Real Estate	1.5%	906,077
Real Estate Investment Trusts	0.5%	287,018

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Retail	2.4%	$1,478,257
Semiconductors	0.6%	350,082
Shipbuilding	0.1%	68,004
Software	0.8%	465,306
Strip Centers	0.3%	188,019
Telecommunications	6.1%	3,760,144
Textiles	0.2%	99,677
Toys, Games & Hobbies	0.2%	132,715
Transportation	1.5%	922,467
Unknown	0.9%	583,238
Venture Capital	—%	20,379
Water	0.2%	135,407

	100.0%	$61,611,624

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$5,426,649	$5,426,649	$—	$—
Austria	196,449	196,449	—	—
Belgium	585,270	585,270	—	—
Bermuda	45,617	45,617	—	—
Cayman Islands	26,061	26,061	—	—
China	69,995	69,995	—	—
Cyprus	8,166	8,166	—	—
Denmark	663,183	663,183	—	—
Finland	586,111	586,111	—	—
France	6,089,247	6,089,247	—	—
Germany	5,557,228	5,557,228	—	—
Greece	92,748	92,748	—	—
Guernsey	39,466	39,466	—	—
Hong Kong	1,697,910	1,697,910	—	—
Ireland	317,480	317,480	—	—
Israel	423,577	423,577	—	—
Italy	1,623,456	1,623,456	—	—
Japan	12,569,218	12,569,218	—	—
Jersey	39,977	39,977	—	—
Luxembourg	291,167	291,167	—	—
Mexico	27,002	27,002	—	—
Netherlands	2,816,824	2,816,824	—	—
New Zealand	61,137	61,137	—	—
Norway	453,853	453,853	—	—
Portugal	165,301	165,301	—	—
Singapore	927,747	927,747	—	—
Spain	2,192,180	2,191,465	715	—
Sweden	1,874,125	1,874,125	—	—
Switzerland	5,278,547	5,278,547	—	—
United Kingdom	11,304,218	11,302,748	1,470	—
United States	161,715	161,715	—	—
PREFERRED STOCKS	16,642	16,642	—	—
RIGHTS	1,367	868	499	—
WARRANTS	1	—	1	—
SHORT-TERM INVESTMENTS	1,465,129	1,465,129	—	—

TOTAL INVESTMENTS	$63,094,763	$63,092,078	$2,685	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Australia — 5.3%
Coca-Cola Amatil Ltd.	440,832	$5,399,525
QBE Insurance Group Ltd.	236,934	4,383,620
Woolworths Ltd.	284,199	8,458,666

		18,241,811

Belgium — 3.2%
Anheuser-Busch InBev N.V.	109,969	6,378,897
Colruyt S.A.	92,695	4,637,573

		11,016,470

Brazil — 7.3%
AES Tiete S.A. (Preference)	197,861	3,220,241
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	178,957	2,761,211
CETIP S.A. - Balcao Organizado de Ativos e Derivativos*	1,318	19,745
Companhia de Bebidas das Americas ADR	167,830	5,660,906
CPFL Energia S.A.	195,600	2,776,113
Redecard S.A.	317,720	4,763,815
Souza Cruz S.A.	452,433	5,711,037

		24,913,068

Canada — 4.1%
Canadian National Railway Co.	65,932	5,273,466
Canadian Natural Resources Ltd.	205,528	8,615,789

		13,889,255

China — 0.7%
Baidu, Inc. ADR*	16,438	2,303,457

Denmark — 2.7%
Novo Nordisk A/S, B Shares	72,239	9,066,041

France — 8.1%
BioMerieux	41,759	4,848,206
Bureau Veritas S.A.	57,657	4,869,549
Cie Generale d’Optique Essilor International S.A.	91,556	7,425,864
Hermes International	6,474	1,914,279
L’Oreal S.A.	27,664	3,592,894
Pernod-Ricard S.A.	51,569	5,083,014

		27,733,806

Germany — 1.5%
Muenchener Ruckversicherung AG	34,057	5,207,968

India — 11.4%
Bharat Heavy Electricals Ltd.*	72,199	3,311,843
HDFC Bank Ltd.	202,859	11,415,513
Housing Development Finance Corp.	643,110	10,161,145
ITC Ltd.	1,977,174	8,976,399
Nestle India Ltd.	34,748	3,193,295
Tata Consultancy Services Ltd.	65,700	1,740,438

		38,798,633

Ireland — 3.0%
Covidien Plc	191,776	10,208,236

	Number of Shares	Value†

Japan — 4.1%
Daito Trust Construction Co., Ltd.	31,700	$2,681,535
Nitori Holdings Co., Ltd.	77,400	7,335,718
Secom Co., Ltd.	80,800	3,859,090

		13,876,343

Mexico — 0.5%
Wal-Mart de Mexico S.A.B de C.V., Series V	588,100	1,745,439

Netherlands — 5.5%
Core Laboratories N.V.	87,490	9,758,635
Royal Dutch Shell Plc	137,851	4,893,693
Unilever N.V.	129,072	4,231,086

		18,883,414

Singapore — 1.1%
Oversea-Chinese Banking Corp. Ltd.	513,300	3,911,494

Spain — 0.6%
Prosegur Cia de Seguridad S.A.	36,124	1,920,977

Switzerland — 7.7%
Kuehne & Nagel International AG	18,809	2,854,628
Nestle S.A.	256,210	15,922,655
Novartis AG	121,449	7,439,338

		26,216,621

United Kingdom — 26.8%
Admiral Group Plc	148,080	3,947,564
Amlin Plc	794,611	5,179,057
British American Tobacco Plc	486,404	21,319,745
Bunzl Plc	201,522	2,522,785
Diageo Plc	405,572	8,286,279
Domino’s Pizza UK & IRL Plc	629,857	4,080,974
Imperial Tobacco Group Plc	386,010	12,830,448
Reckitt Benckiser Group Plc	117,805	6,504,072
SABMiller Plc	183,301	6,682,527
Scottish & Southern Energy Plc	133,434	2,983,189
Standard Chartered Plc	351,871	9,250,400
Tesco Plc	1,213,518	7,829,525

		91,416,565

United States — 5.5%
Philip Morris International, Inc.	282,946	18,892,304

TOTAL COMMON STOCKS (Cost $255,631,325)		338,241,902

WARRANTS — 0.2%
Algeria — 0.2%
Housing Development Finance Corp.*~ Expires 09/29/14 (Cost $761,167)	52,900	828,046

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,169,479	1,169,479

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
BlackRock Liquidity Funds TempFund - Institutional Shares	1,169,479	$1,169,479

TOTAL SHORT-TERM INVESTMENTS (Cost $2,338,958)		2,338,958

TOTAL INVESTMENTS — 100.0% (Cost $258,731,450)		$341,408,906

~	Fair valued security. The total market value of fair valued securities at June 30, 2011 is $828,046.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2011†
United Kingdom	27%
India	11
France	8
Switzerland	8
Brazil	7
Netherlands	6
United States	6
Other	27

Total	100%

†	% of total investments as of June 30, 2011

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	20.0%	$67,729,933
Apparel	0.6%	1,914,279
Banks	7.3%	24,577,407
Beverages	11.1%	37,491,148
Commercial Services	3.9%	13,172,401
Computers	0.5%	1,740,438
Cosmetics & Personal Care	1.1%	3,592,894
Diversified Financial Services	5.2%	17,705,916
Electric	2.6%	8,979,543
Electrical Components & Equipment	1.0%	3,311,843
Food	13.1%	44,272,800
Healthcare Products	5.2%	17,634,100
Healthcare Services	1.4%	4,848,206
Household Products & Wares	1.9%	6,504,072
Insurance	5.5%	18,718,209
Internet	0.7%	2,303,457
Oil & Gas	4.0%	13,509,482
Oil & Gas Services	2.9%	9,758,635
Pharmaceuticals	4.9%	16,505,379
Real Estate	0.8%	2,681,535

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Retail	3.9%	$13,162,131
Transportation	2.4%	8,128,094

	100.0%	$338,241,902

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$338,241,902	$338,241,902	$—	$—
WARRANTS	828,046	—	828,046	—
SHORT-TERM INVESTMENTS	2,338,958	2,338,958	—	—

TOTAL INVESTMENTS	$341,408,906	$340,580,860	$828,046	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.6%
Argentina — 0.3%
Banco Macro S.A. ADR	9,920	$374,381

Brazil — 10.4%
Banco do Brasil S.A.	35,400	631,037
BM&F Bovespa S.A.	133,900	885,431
BRF - Brasil Foods S.A.	81,400	1,376,443
BRF - Brasil Foods S.A. ADR	2,600	45,058
Companhia de Bebidas das Americas ADR	49,000	1,652,770
Hypermarcas S.A.	34,600	325,903
Itau Unibanco Holding S.A. (Preference)	15,397	357,042
Itau Unibanco Holding S.A. ADR	81,898	1,928,698
MRV Engenharia e Participacoes S.A.	51,900	434,980
PDG Realty S.A. Empreendimentos e Participacoes	154,400	869,622
Petroleo Brasileiro S.A.	5,910	98,914
Petroleo Brasileiro S.A. (Preference)	31,600	477,852
Petroleo Brasileiro S.A. ADR	34,800	1,178,328
Petroleo Brasileiro S.A. ADR	14,500	444,860
Telecomunicacoes de Sao Paulo S.A.	42,935	1,275,170
Ultrapar Participacoes S.A. (Preference)	31,900	567,011
Vale S.A. ADR	17,600	562,320
Vale S.A. Preferred ADR	57,800	1,673,888

		14,785,327

Chile — 1.1%
Banco Santander Chile ADR	2,800	262,668
Cencosud S.A.	50,153	361,110
Empresa Nacional de Electricidad S.A.	290,865	551,421
Empresa Nacional de Electricidad S.A. ADR	1,500	85,665
Enersis S.A.	51,198	23,619
Enersis S.A. ADR	11,900	274,890

		1,559,373

China — 8.6%
Bank of China Ltd., Class H	1,652,400	804,785
China Construction Bank Corp., Class H	2,290,930	1,898,878
China Minsheng Banking Corp. Ltd., Class H	641,500	591,073
China Pacific Insurance Group Co. Ltd., Class H	261,400	1,083,330
China Telecom Corp. Ltd., Class H	1,352,000	875,654
China ZhengTong Auto Services Holdings Ltd.*	389,000	445,403
Hengan International Group Co. Ltd.	75,000	672,732
Ping An Insurance Group Co. of China Ltd., Class H	104,500	1,079,016
Shanghai Pharmaceuticals Holding Co. Ltd., Class H*	201,000	541,135
Sohu.com, Inc.*	8,800	635,976
Tencent Holdings Ltd.	49,000	1,329,889
Want Want China Holdings Ltd.	718,000	696,622
West China Cement Ltd.	1,208,000	434,661
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	195,400	209,168
Yanzhou Coal Mining Co. Ltd., Class H	244,000	928,126

		12,226,448

	Number of Shares	Value†

Cyprus — 0.3%
Eurasia Drilling Co. Ltd. GDR	16,510	$487,045

Czech Republic — 2.6%
CEZ A.S.	28,000	1,440,816
Komercni Banka, A.S.	4,471	1,090,355
Telefonica O2 Czech Republic A.S.	45,800	1,192,036

		3,723,207

Egypt — 1.2%
Commercial International Bank Egypt SAE	161,091	803,228
Juhayna Food Industries*	382,997	356,142
Telecom Egypt	225,512	564,111

		1,723,481

Hong Kong — 3.7%
Belle International Holdings Ltd.	434,000	914,659
China Gas Holdings Ltd.	816,000	328,216
China Mengniu Dairy Co. Ltd.	212,000	713,777
China Mobile Ltd.	83,000	767,955
China Resources Power Holdings Co. Ltd.	454,200	886,022
CNOOC Ltd.	307,000	716,440
GCL-Poly Energy Holdings Ltd.	880,000	455,736
Orient Overseas International Ltd.	77,000	495,740

		5,278,545

Hungary — 0.6%
Richter Gedeon Nyrt	4,276	844,705

India — 8.9%
Asian Paints Ltd.	8,192	583,689
Dr. Reddys Laboratories Ltd.	23,541	806,721
Engineers India Ltd.	71,137	436,346
GAIL India Ltd.*	48,810	481,740
Glenmark Pharmaceuticals Ltd.*	92,601	657,182
HDFC Bank Ltd.	23,691	1,333,167
HDFC Bank Ltd. ADR	1,106	195,087
ICICI Bank Ltd.	46,964	1,150,028
IndusInd Bank Ltd.	110,982	675,289
Infosys Technologies Ltd.	28,436	1,851,386
Infosys Technologies Ltd. ADR	2,200	143,506
ITC Ltd.	114,614	520,349
ITC Ltd. GDR*	67,502	306,459
Jindal Steel & Power Ltd.*	44,508	649,412
Larsen & Toubro Ltd.*	20,060	818,398
Reliance Industries Ltd.	46,446	933,544
Tata Consultancy Services Ltd.	39,853	1,055,733

		12,598,036

Indonesia — 5.2%
Astra International Tbk PT	158,500	1,174,588
Bank Central Asia Tbk PT	1,106,000	986,636
Bank Mandiri Tbk PT	1,175,000	986,531
Indofood Sukses Makmur Tbk PT	1,192,000	799,254
Indosat Tbk PT	1,239,000	736,855
Kalbe Farma Tbk PT	1,165,000	458,501
Lippo Karawaci Tbk PT	13,038,000	988,246
Telekomunikasi Indonesia Tbk PT	1,431,500	1,226,928

		7,357,539

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lebanon — 0.6%
Banque Audi sal - Audi Saradar Group GDR	57,779	$421,787
BLOM Bank SAL GDR	46,088	391,748

		813,535

Malaysia — 2.9%
AirAsia BHD	512,400	597,333
Axiata Group BHD	1,039,600	1,724,920
CIMB Group Holdings BHD	320,000	946,382
Sime Darby BHD	251,300	768,173

		4,036,808

Mexico — 4.6%
America Movil S.A.B. de C.V., Series L ADR	58,000	3,125,040
Desarrolladora Homex S.A.B. de C.V. ADR*	13,112	330,816
Empresas ICA S.A.B. de C.V.*	143,500	331,404
Fomento Economico Mexicano S.A.B. de C.V. ADR	22,300	1,482,727
Grupo Financiero Banorte S.A.B. de C.V., Series O	176,892	803,141
Wal-Mart de Mexico S.A.B de C.V., Series V	168,300	499,502

		6,572,630

Peru — 1.1%
Cia de Minas Buenaventura S.A. ADR	22,000	835,560
Credicorp Ltd.	9,110	784,371

		1,619,931

Philippines — 3.0%
Ayala Corp.	102,048	751,201
Metro Pacific Investments Corp.	8,453,000	698,321
Metropolitan Bank & Trust	642,812	1,038,349
Philippine Long Distance Telephone Co.	17,730	945,927
SM Investments Corp.	64,230	792,222

		4,226,020

Poland — 1.1%
Telekomunikacja Polska S.A.	249,469	1,515,296

Portugal — 1.3%
Jeronimo Martins SGPS S.A.	93,133	1,788,162

Qatar — 0.5%
Industries Qatar QSC	17,100	639,577

Russia — 3.7%
Lukoil OAO ADR	51,880	3,307,350
Rosneft Oil Co. OJSC GDR	196,179	1,651,827
Tatneft ADR	6,087	262,350

		5,221,527

South Africa — 5.1%
AVI Ltd.	221,511	1,022,086
Clicks Group Ltd.	150,300	939,125
MTN Group Ltd.	95,773	2,038,175
Naspers Ltd., N Shares	38,660	2,183,766
Pick n Pay Stores Ltd.	181,109	1,111,542

		7,294,694

	Number of Shares	Value†

South Korea — 15.1%
Amorepacific Corp.	200	$222,545
Cheil Industries, Inc.	4,907	586,000
Cheil Worldwide, Inc.	30,700	455,763
E-Mart Co. Ltd.*	76	17,405
GS Engineering & Construction Corp.	5,124	623,912
Hynix Semiconductor, Inc.	31,000	727,345
Hyundai Engineering & Construction Co. Ltd.	8,549	689,429
Hyundai Heavy Industries Co. Ltd.	1,746	725,285
Hyundai Mobis	3,763	1,409,825
Hyundai Motor Co.	11,261	2,499,749
Hyundai Steel Co.	4,907	595,192
KB Financial Group, Inc.	9,595	453,845
Korea Aerospace Industries Ltd.*	23,600	489,617
Korea Electric Power Corp.*	14,410	382,638
Korean Air Lines Co. Ltd.	11,104	724,909
LG Chem Ltd.	3,322	1,518,415
LG Household & Health Care Ltd.	258	110,918
NCSoft Corp.	2,822	769,168
NHN Corp.*	2,818	498,854
OCI Co. Ltd.	901	340,096
OCI Co. Ltd. GDR*	8,212	309,974
Samsung Electronics Co. Ltd.	4,378	3,387,091
Samsung Electronics Co. Ltd. (Preference)	1,063	557,561
Samsung Fire & Marine Insurance Co. Ltd.	4,232	983,034
Shinhan Financial Group Co. Ltd.	33,198	1,582,708
SSCP Co. Ltd.	17,100	75,358
Woongjin Coway Co. Ltd.	21,240	755,978

		21,492,614

Taiwan — 6.5%
Advanced Semiconductor Engineering Inc.	380,000	416,732
Asustek Computer, Inc.*	80,400	797,744
Chimei Innolux Corp.*	344,000	245,513
China Steel Corp.	438,546	528,268
Epistar Corp.	93,000	275,858
Formosa Plastics Corp.	203,000	731,474
Fubon Financial Holding Co. Ltd.	476,624	732,604
Hon Hai Precision Industry Co. Ltd.	378,372	1,297,531
HTC Corp.	34,660	1,165,651
Nan Ya Plastics Corp.	66,000	176,009
Taiwan Cement Corp.	27,000	40,232
Taiwan Semiconductor Manufacturing Co. Ltd.	605,769	1,522,674
TPK Holding Co. Ltd.*	12,000	365,554
Uni-President Enterprises Corp.	611,400	885,485

		9,181,329

Thailand — 2.3%
Kasikornbank PCL	63,600	258,747
Kasikornbank PCL NVDR	175,100	700,970
Land and Houses PCL NVDR	1,992,600	372,903
PTT PCL	56,200	612,758
Siam Cement PCL NVDR	71,000	815,720
Thai Airways International PCL	339,400	320,345
Total Access Communication PCL	130,500	232,543

		3,313,986

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Turkey — 2.1%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	88,145	$1,192,103
Coca-Cola Icecek A.S.	38,412	566,832
Turk Telekomunikasyon A.S.	228,223	1,206,502

		2,965,437

United Kingdom — 1.4%
SABMiller Plc	54,763	1,984,225

United States — 2.4%
Central European Distribution Corp.*	29,743	333,121
Mead Johnson Nutrition Co.	24,714	1,669,431
Samsonite International S.A.*	356,400	673,256
Yum! Brands, Inc.*	13,282	733,698

		3,409,506

TOTAL COMMON STOCKS (Cost $110,721,405)		137,033,364

EXCHANGE TRADED FUNDS — 0.2%
United States — 0.2%
Vanguard MSCI Emerging Markets (Cost $258,225)	5,700	277,134

SHORT-TERM INVESTMENTS — 3.2%
BlackRock Liquidity Funds TempCash -Institutional Shares	2,304,231	2,304,231
BlackRock Liquidity Funds TempFund -Institutional Shares	2,304,231	2,304,231

TOTAL SHORT-TERM INVESTMENTS (Cost $4,608,462)		4,608,462

TOTAL INVESTMENTS — 100.0% (Cost $115,588,092)		$141,918,960

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$455,763
Aerospace & Defense	0.4%	489,617
Agriculture	0.6%	826,808
Airlines	1.2%	1,642,587
Auto Manufacturers	1.8%	2,499,749
Auto Parts & Equipment	1.0%	1,409,825
Banks	13.3%	18,264,350
Beverages	5.3%	7,211,778

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Building Materials	0.6%	$805,709
Chemicals	3.6%	4,941,603
Coal	1.5%	2,078,154
Computers	3.8%	5,259,533
Cosmetics & Personal Care	0.2%	333,463
Diversified Financial Services	2.7%	3,654,588
Electric	2.7%	3,645,071
Electronics	1.2%	1,663,085
Energy-Alternate Sources	0.3%	455,736
Engineering & Construction	2.1%	2,899,489
Environmental Control	0.6%	755,978
Food	5.1%	7,022,053
Gas	0.4%	481,740
Healthcare Products	0.5%	672,732
Holding Companies	2.4%	3,357,180
Home Builders	0.6%	807,883
Household Products & Wares	0.5%	673,256
Insurance	2.3%	3,145,380
Internet	2.4%	3,233,887
Iron & Steel	1.3%	1,772,872
Media	1.6%	2,183,766
Mining	2.2%	3,071,768
Miscellaneous Manufacturing	0.6%	795,168
Oil & Gas	7.1%	9,684,223
Oil & Gas Services	0.4%	487,045
Pharmaceuticals	3.5%	4,762,443
Pipelines	0.2%	328,216
Real Estate	1.4%	1,857,868
Retail	5.2%	7,169,279
Semiconductors	5.0%	6,887,261
Shipbuilding	0.5%	725,285
Telecommunications	12.7%	17,427,112
Transportation	0.4%	495,740
Water	0.5%	698,321

	100.0%	$137,033,364

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$137,033,364	$137,033,364	$—	$—
EXCHANGE TRADED FUNDS	277,134	277,134	—	—
SHORT-TERM INVESTMENTS	4,608,462	4,608,462	—	—

TOTAL INVESTMENTS	$141,918,960	$141,918,960	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

REAL ESTATE SECURITIES FUND

	Number of Shares	Value†
COMMON STOCKS — 7.5%
Apartments — 0.4%
Campus Crest Communities, Inc.	26,736	$345,964

Diversified — 0.6%
American Assets Trust, Inc.	19,680	441,816

Hotels & Resorts — 0.5%
RLJ Lodging Trust	21,901	380,420

Lodging — 3.4%
Hyatt Hotels Corp., Class A*	18,405	751,292
Orient-Express Hotels Ltd., Class A*	69,579	747,974
Starwood Hotels & Resorts Worldwide, Inc.	21,005	1,177,120

		2,676,386

Office Property — 0.5%
Hudson Pacific Properties, Inc.	24,788	384,958

Real Estate — 2.1%
Brookfield Properties Corp.	34,569	666,490
Forest City Enterprises, Inc., Class A*	53,465	998,192

		1,664,682

TOTAL COMMON STOCKS (Cost $5,777,169)		5,894,226

REAL ESTATE INVESTMENT TRUSTS — 89.3%
Apartments — 15.6%
Apartment Investment & Management Co., Class A	49,818	1,271,854
AvalonBay Communities, Inc.	16,480	2,116,032
BRE Properties, Inc.	6,370	317,736
Education Realty Trust, Inc.	22,418	192,122
Equity Residential	75,407	4,524,420
Home Properties, Inc.	9,650	587,492
Post Properties, Inc.	19,459	793,149
UDR, Inc.	97,650	2,397,307

		12,200,112

Diversified — 10.5%
Colonial Properties Trust	31,736	647,414
DuPont Fabros Technology, Inc.	12,353	311,296
Liberty Property Trust	31,149	1,014,834
PS Business Parks, Inc.	9,945	547,970
Rayonier, Inc.	11,318	739,631
Vornado Realty Trust	53,117	4,949,442

		8,210,587

Healthcare — 6.9%
HCP, Inc.	40,617	1,490,238
Health Care REIT, Inc.	4,302	225,554
Nationwide Health Properties, Inc.	21,645	896,320
Senior Housing Properties Trust	30,886	723,041
Ventas, Inc.	38,161	2,011,466

		5,346,619

Hotels & Resorts — 7.4%
FelCor Lodging Trust, Inc.*	118,011	628,999
Hersha Hospitality Trust	89,658	499,395

	Number of Shares	Value†

Hotels & Resorts — (continued)
Host Hotels & Resorts, Inc.	194,756	$3,301,114
Pebblebrook Hotel Trust	24,678	498,249
Strategic Hotels & Resorts, Inc.*	89,303	632,265
Sunstone Hotel Investors, Inc.*	23,275	215,759

		5,775,781

Industrial — 7.0%
DCT Industrial Trust, Inc.	222,479	1,163,565
EastGroup Properties, Inc.	8,320	353,683
ProLogis, Inc.	111,129	3,982,864

		5,500,112

Manufactured Homes — 1.2%
Equity Lifestyle Properties, Inc.	15,401	961,638

Office Property — 8.9%
BioMed Realty Trust, Inc.	21,878	420,933
Boston Properties, Inc.	32,109	3,408,692
Brandywine Realty Trust	6,648	77,050
Kilroy Realty Corp.	23,019	909,020
SL Green Realty Corp.	25,700	2,129,759

		6,945,454

Regional Malls — 17.7%
General Growth Properties, Inc.	141,925	2,368,728
Simon Property Group, Inc.	67,540	7,850,174
Taubman Centers, Inc.	22,558	1,335,434
The Macerich Co.	43,167	2,309,434

		13,863,770

Storage & Warehousing — 3.5%
Extra Space Storage, Inc.	25,995	554,473
Public Storage	19,136	2,181,696

		2,736,169

Strip Centers — 10.6%
Alexander’s, Inc.	1,017	403,749
Developers Diversified Realty Corp.	171,067	2,412,045
Federal Realty Investment Trust	4,994	425,389
Kimco Realty Corp.	100,963	1,881,950
Regency Centers Corp.	37,437	1,646,105
Weingarten Realty Investors	59,717	1,502,480

		8,271,718

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $65,072,007)		69,811,960

SHORT-TERM INVESTMENTS — 3.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,251,299	1,251,299
BlackRock Liquidity Funds TempFund - Institutional Shares	1,251,299	1,251,299

TOTAL SHORT-TERM INVESTMENTS (Cost $2,502,598)		2,502,598

TOTAL INVESTMENTS — 100.0% (Cost $73,351,774)		$78,208,784

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

REAL ESTATE SECURITIES FUND

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$5,894,226	$5,894,226	$—	$—
REAL ESTATE INVESTMENT TRUSTS	69,811,960	69,811,960	—	—
SHORT-TERM INVESTMENTS	2,502,598	2,502,598	—	—

TOTAL INVESTMENTS	$78,208,784	$78,208,784	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 69.7%
Penn Series Flexibly Managed Fund*	33,057	$864,442
Penn Series Index 500 Fund*	269,577	2,593,327
Penn Series Large Cap Growth Fund*	60,031	576,295
Penn Series Large Cap Value Fund*	225,703	3,457,770
Penn Series Large Core Growth Fund*	140,286	1,440,737
Penn Series Large Core Value Fund*	180,846	1,728,885
Penn Series Large Growth Stock Fund*	53,394	864,443
Penn Series Mid Cap Growth Fund*	103,743	1,151,552
Penn Series Mid Cap Value Fund*	64,898	864,442
Penn Series Mid Core Value Fund*	74,393	864,443
Penn Series Real Estate Securities Fund*	95,730	1,152,590
Penn Series Small Cap Growth Fund*	25,636	576,295
Penn Series Small Cap Index Fund*	49,005	576,295
Penn Series Small Cap Value Fund*	67,246	1,152,590
Penn Series SMID Cap Growth Fund*	88,253	1,152,590
Penn Series SMID Cap Value Fund*	87,984	1,152,590

TOTAL AFFILIATED EQUITY FUNDS (Cost $14,728,755)		20,169,286

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $1,061,364)	97,429	1,152,590

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.9%
Penn Series Developed International Index Fund*	195,071	2,017,033
Penn Series Emerging Markets Equity Fund*	98,850	1,152,590
Penn Series International Equity Fund*	228,206	4,322,212

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,876,318)		7,491,835

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	61,999	$61,999
BlackRock Liquidity Funds TempFund - Institutional Shares	62,000	62,000

TOTAL SHORT-TERM INVESTMENTS (Cost $123,999)		123,999

TOTAL INVESTMENTS — 100.0% (Cost $21,790,436)		$28,937,710

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$20,169,286	$20,169,286	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,152,590	1,152,590	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	7,491,835	7,491,835	—	—
SHORT-TERM INVESTMENTS	123,999	123,999	—	—

TOTAL INVESTMENTS	$28,937,710	$28,937,710	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 58.9%
Penn Series Flexibly Managed Fund*	163,783	$4,282,925
Penn Series Index 500 Fund*	1,187,084	11,419,748
Penn Series Large Cap Growth Fund*	148,695	1,427,468
Penn Series Large Cap Value Fund*	931,768	14,274,686
Penn Series Large Core Growth Fund*	416,982	4,282,406
Penn Series Large Core Value Fund*	746,584	7,137,343
Penn Series Large Growth Stock Fund*	264,509	4,282,406
Penn Series Mid Cap Growth Fund*	513,940	5,704,735
Penn Series Mid Cap Value Fund*	321,502	4,282,406
Penn Series Mid Core Value Fund*	368,537	4,282,406
Penn Series Real Estate Securities Fund*	355,682	4,282,406
Penn Series Small Cap Growth Fund*	126,999	2,854,937
Penn Series Small Cap Index Fund*	242,767	2,854,937
Penn Series Small Cap Value Fund*	249,849	4,282,406
Penn Series SMID Cap Growth Fund*	327,902	4,282,406
Penn Series SMID Cap Value Fund*	326,901	4,282,406

TOTAL AFFILIATED EQUITY FUNDS (Cost $61,900,618)		84,216,027

AFFILIATED FIXED INCOME FUNDS — 19.0%
Penn Series High Yield Bond Fund*	324,056	2,854,937
Penn Series Limited Maturity Bond Fund*	631,065	7,137,343
Penn Series Quality Bond Fund*	1,447,982	17,129,623

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $25,173,929)		27,121,903

AFFILIATED INTERNATIONAL EQUITY FUNDS — 21.9%
Penn Series Developed International Index Fund*	828,318	8,564,812
Penn Series Emerging Markets Equity Fund*	489,698	5,709,874
Penn Series International Equity Fund*	904,415	17,129,623

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $24,909,619)		31,404,309

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash -Institutional Shares	162,925	162,925
BlackRock Liquidity Funds TempFund -Institutional Shares	162,924	162,924

TOTAL SHORT-TERM INVESTMENTS (Cost $325,849)		325,849

TOTAL INVESTMENTS — 100.0% (Cost $112,310,015)		$143,068,088

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$84,216,027	$84,216,027	$—	$—
AFFILIATED FIXED INCOME FUNDS	27,121,903	27,121,903	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	31,404,309	31,404,309	—	—
SHORT-TERM INVESTMENTS	325,849	325,849	—	—

TOTAL INVESTMENTS	$143,068,088	$143,068,088	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 43.9%
Penn Series Flexibly Managed Fund*	259,203	$6,778,153
Penn Series Index 500 Fund*	1,644,043	15,815,689
Penn Series Large Cap Growth Fund*	235,353	2,259,384
Penn Series Large Cap Value Fund*	1,032,356	15,815,689
Penn Series Large Core Growth Fund*	439,997	4,518,769
Penn Series Large Core Value Fund*	945,349	9,037,537
Penn Series Large Growth Stock Fund*	279,109	4,518,768
Penn Series Mid Cap Growth Fund*	610,095	6,772,052
Penn Series Mid Cap Value Fund*	339,247	4,518,768
Penn Series Mid Core Value Fund*	388,879	4,518,769
Penn Series Real Estate Securities Fund*	375,313	4,518,768
Penn Series Small Cap Growth Fund*	100,506	2,259,384
Penn Series Small Cap Index Fund*	384,249	4,518,768
Penn Series Small Cap Value Fund*	263,639	4,518,769
Penn Series SMID Cap Growth Fund*	346,001	4,518,768
Penn Series SMID Cap Value Fund*	344,944	4,518,768

TOTAL AFFILIATED EQUITY FUNDS (Cost $72,520,355)		99,406,803

AFFILIATED FIXED INCOME FUNDS — 35.9%
Penn Series High Yield Bond Fund*	769,370	6,778,153
Penn Series Limited Maturity Bond Fund*	2,397,225	27,112,610
Penn Series Quality Bond Fund*	4,010,741	47,447,068

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $75,900,736)		81,337,831

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.0%
Penn Series Developed International Index Fund*	1,092,546	11,296,921
Penn Series Emerging Markets Equity Fund*	387,544	4,518,768
Penn Series International Equity Fund*	1,192,917	22,593,842

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $30,658,569)		38,409,531

AFFILIATED MONEY MARKET FUND — 3.0%
Penn Series Money Market Fund (Cost $6,778,208)	6,778,208	6,778,208

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	190,121	190,121
BlackRock Liquidity Funds TempFund - Institutional Shares	190,120	190,120

TOTAL SHORT-TERM INVESTMENTS (Cost $380,241)		380,241

TOTAL INVESTMENTS — 100.0% (Cost $186,238,109)		$226,312,614

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$99,406,803	$99,406,803	$—	$—
AFFILIATED FIXED INCOME FUNDS	81,337,831	81,337,831	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	38,409,531	38,409,531	—	—
AFFILIATED MONEY MARKET FUNDS	6,778,208	6,778,208	—	—
SHORT-TERM INVESTMENTS	380,241	380,241	—	—

TOTAL INVESTMENTS	$226,312,614	$226,312,614	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.9%
Penn Series Flexibly Managed Fund*	158,339	$4,140,568
Penn Series Index 500 Fund*	430,412	4,140,568
Penn Series Large Cap Value Fund*	270,272	4,140,568
Penn Series Large Core Growth Fund*	80,634	828,114
Penn Series Large Core Value Fund*	173,246	1,656,227
Penn Series Large Growth Stock Fund*	102,299	1,656,228
Penn Series Mid Cap Growth Fund*	74,538	827,368
Penn Series Mid Cap Value Fund*	124,341	1,656,227
Penn Series Mid Core Value Fund*	142,532	1,656,227
Penn Series Real Estate Securities Fund*	137,560	1,656,227
Penn Series Small Cap Index Fund*	140,836	1,656,227
Penn Series SMID Cap Growth Fund*	63,408	828,114
Penn Series SMID Cap Value Fund*	126,430	1,656,228

TOTAL AFFILIATED EQUITY FUNDS (Cost $19,537,224)		26,498,891

AFFILIATED FIXED INCOME FUNDS — 52.9%
Penn Series High Yield Bond Fund*	469,985	4,140,568
Penn Series Limited Maturity Bond Fund*	1,464,392	16,562,273
Penn Series Quality Bond Fund*	1,960,032	23,187,182

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $40,716,351)		43,890,023

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	240,265	2,484,341
Penn Series International Equity Fund*	306,061	5,796,795

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,275,504)		8,281,136

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $4,140,601)	4,140,602	4,140,602

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	89,194	89,194
BlackRock Liquidity Funds TempFund - Institutional Shares	89,194	89,194

TOTAL SHORT-TERM INVESTMENTS (Cost $178,388)		178,388

TOTAL INVESTMENTS — 100.0% (Cost $70,848,068)		$82,989,040

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$26,498,891	$26,498,891	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,890,023	43,890,023	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,281,136	8,281,136	—	—
AFFILIATED MONEY MARKET FUNDS	4,140,602	4,140,602	—	—
SHORT-TERM INVESTMENTS	178,388	178,388	—	—

TOTAL INVESTMENTS	$82,989,040	$82,989,040	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (Unaudited)

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 16.9%
Penn Series Flexibly Managed Fund*	96,598	$2,526,043
Penn Series Index 500 Fund*	210,066	2,020,835
Penn Series Large Cap Value Fund*	65,954	1,010,417
Penn Series Large Core Value Fund*	52,846	505,209
Penn Series Large Growth Stock Fund*	62,410	1,010,417
Penn Series Mid Cap Growth Fund*	45,473	504,754
Penn Series Mid Cap Value Fund*	37,929	505,209
Penn Series Mid Core Value Fund*	43,478	505,209

TOTAL AFFILIATED EQUITY FUNDS (Cost $6,599,265)		8,588,093

AFFILIATED FIXED INCOME FUNDS — 67.7%
Penn Series High Yield Bond Fund*	344,069	3,031,252
Penn Series Limited Maturity Bond Fund*	1,161,399	13,135,425
Penn Series Quality Bond Fund*	1,537,406	18,187,511

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $31,612,739)		34,354,188

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	97,719	1,010,417
Penn Series International Equity Fund*	80,022	1,515,626

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,839,304)		2,526,043

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $5,052,127)	5,052,127	5,052,127

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	104,028	104,028
BlackRock Liquidity Funds TempFund - Institutional Shares	104,027	104,027

TOTAL SHORT-TERM INVESTMENTS (Cost $208,055)		208,055

TOTAL INVESTMENTS — 100.0% (Cost $45,311,490)		$50,728,506

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$8,588,093	$8,588,093	$—	$—
AFFILIATED FIXED INCOME FUNDS	34,354,188	34,354,188	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,526,043	2,526,043	—	—
AFFILIATED MONEY MARKET FUNDS	5,052,127	5,052,127	—	—
SHORT-TERM INVESTMENTS	208,055	208,055	—	—

TOTAL INVESTMENTS	$50,728,506	$50,728,506	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$141,200,509	$162,527,890	$437,762,710	$143,459,120
Interest, dividends and reclaims receivable	177,111	698,417	2,601,566	2,594,049
Receivable for investment securities sold	—	—	—	1,179,033
Receivable for capital stock sold	184,509	1,579	1,771,714	706,290
Net unrealized appreciation of forward foreign currency contracts	—	—	—	83,858
Other assets	2,982	2,227	5,936	2,060

Total Assets	141,565,111	163,230,113	442,141,926	148,024,410

LIABILITIES
Payable for investment securities purchased	—	—	2,878,341	1,898,168
Payable for capital stock redeemed	973,120	271,487	4,239,707	3,504,590
Payable to investment adviser	—	39,702	112,370	59,560
Payable to The Penn Mutual Life Insurance Co.	28,230	58,847	160,637	54,168
Net unrealized depreciation of forward foreign currency contracts	—	—	—	176
Other liabilities	15,304	13,778	36,241	27,321

Total Liabilities	1,016,654	383,814	7,427,296	5,543,983

NET ASSETS	$140,548,457	$162,846,299	$434,714,630	$142,480,427

Investments at cost	$141,200,509	$160,089,578	$426,860,860	$137,691,191

COMPONENTS OF NET ASSETS:
Paid-in Capital	$140,548,457	$159,356,896	$418,558,248	$139,632,152
Undistributed net investment income (loss)	—	980,235	5,593,016	4,723,678
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	70,856	(338,484)	(7,722,270)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	2,438,312	10,901,850	5,846,867

NET ASSETS	$140,548,457	$162,846,299	$434,714,630	$142,480,427

Shares outstanding, $0.10 par value, 500 million shares authorized	140,533,530

Shares outstanding, $0.10 par value, 250 million shares authorized			36,748,662	16,170,679

Shares outstanding, $0.0001 par value, 250 million shares authorized		14,398,921

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.31	$11.83	$8.81

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$65,140,381	$—	$—
Investments at value	1,703,998,177	142,768	184,465,781	35,263,125
Interest, dividends and reclaims receivable	3,403,722	1	101,776	16,640
Receivable for investment securities sold	6,593,864	393,560	—	938,500
Receivable for capital stock sold	8,434,127	—	489,286	377,940
Other assets	24,405	1,082	2,626	526

Total Assets	1,722,454,295	65,677,792	185,059,469	36,596,731

LIABILITIES
Call options written, at value	10,798,279	—	—	—
Payable for investment securities purchased	8,552,598	340,947	91,693	512,237
Payable for capital stock redeemed	107,769	43,791	1,762	497
Payable to investment adviser	821,442	—	91,449	15,519
Payable to The Penn Mutual Life Insurance Co.	631,035	16,613	68,276	19,758
Other liabilities	86,994	4,264	23,973	8,771

Total Liabilities	20,998,117	405,615	277,153	556,782

NET ASSETS	$1,701,456,178	$65,272,177	$184,782,316	$36,039,949

Investments of affiliated issuers at cost	$—	$54,353,328	$—	$—
Investments at cost	1,500,263,837	142,768	139,268,382	31,390,790
Call options written, premiums received	11,142,276	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,467,309,926	$59,915,832	$163,721,641	$33,923,482
Undistributed net investment income (loss)	13,262,542	(59,477)	(198,260)	(59,513)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	16,804,325	(5,371,231)	(23,938,464)	(1,696,355)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	204,079,385	10,787,053	45,197,399	3,872,335

NET ASSETS	$1,701,456,178	$65,272,177	$184,782,316	$36,039,949

Shares outstanding, $0.10 par value, 250 million shares authorized	65,065,433		11,410,723

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,791,807		3,754,887

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.15	$11.27	$16.19	$9.60

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$123,230,303	$183,101,022	$153,776,449	$274,236,568
Interest, dividends and reclaims receivable	111,573	250,010	266,082	345,961
Receivable for investment securities sold	926,131	3,110,360	1,848,107	119,650
Receivable for capital stock sold	382,754	435,831	563,644	918,803
Futures receivable	—	—	—	30,240
Other assets	2,179	2,637	2,721	12,704

Total Assets	124,652,940	186,899,860	156,457,003	275,663,926

LIABILITIES
Payable for investment securities purchased	1,215,805	2,193,377	—	—
Payable for capital stock redeemed	1,216	34,951	2,861,828	1,365,877
Payable to investment adviser	58,639	89,038	75,116	15,372
Payable to The Penn Mutual Life Insurance Co.	46,326	69,160	58,614	101,457
Other liabilities	7,812	23,593	18,342	31,388

Total Liabilities	1,329,798	2,410,119	3,013,900	1,514,094

NET ASSETS	$123,323,142	$184,489,741	$153,443,103	$274,149,832

Investments at cost	$97,269,544	$168,989,245	$123,778,929	$241,297,655

COMPONENTS OF NET ASSETS:
Paid-in Capital	$126,388,076	$193,362,497	$158,527,787	$262,997,484
Undistributed net investment income (loss)	(91,011)	846,852	1,082,779	2,186,375
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(28,934,682)	(23,831,385)	(36,164,983)	(24,094,438)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	25,960,759	14,111,777	29,997,520	33,060,411

NET ASSETS	$123,323,142	$184,489,741	$153,443,103	$274,149,832

Shares outstanding, $0.10 par value, 250 million shares authorized		12,040,149

Shares outstanding, $0.0001 par value, 250 million shares authorized	12,009,330		16,052,183	28,495,228

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.27	$15.32	$9.56	$9.62

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$120,393,114	$124,773,624	$56,203,361	$28,698,098
Interest, dividends and reclaims receivable	28,238	154,567	49,299	2,916
Receivable for investment securities sold	1,642,842	394,488	359,512	99,968
Receivable for capital stock sold	495,375	496,012	676,453	113,724
Other assets	1,780	1,789	783	352

Total Assets	122,561,349	125,820,480	57,289,408	28,915,058

LIABILITIES
Payable for investment securities purchased	1,450,894	1,741,517	108,526	836,326
Payable for capital stock redeemed	1,488	4,073,662	1,058	3,215
Payable to investment adviser	66,240	54,422	32,412	15,034
Payable to The Penn Mutual Life Insurance Co.	48,722	46,415	21,015	10,220
Other liabilities	6,125	11,741	18,259	11,597

Total Liabilities	1,573,469	5,927,757	181,270	876,392

NET ASSETS	$120,987,880	$119,892,723	$57,108,138	$28,038,666

Investments at cost	$90,580,302	$97,338,860	$44,731,695	$26,754,838

COMPONENTS OF NET ASSETS:
Paid-in Capital	$92,896,900	$101,566,470	$53,251,755	$21,212,410
Undistributed net investment income (loss)	(315,450)	315,256	61,349	(104,597)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,406,382)	(9,423,767)	(7,676,632)	4,987,593
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	29,812,812	27,434,764	11,471,666	1,943,260

NET ASSETS	$120,987,880	$119,892,723	$57,108,138	$28,038,666

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,894,905	9,002,022	4,913,888	2,146,752

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.10	$13.32	$11.62	$13.06

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$31,051,292	$116,505,974	$168,938,308	$29,054,425
Interest, dividends and reclaims receivable	34,472	25,403	303,886	34,546
Receivable for investment securities sold	95,198	1,157,687	1,520,208	—
Receivable from investment adviser	—	—	—	1,190
Receivable for capital stock sold	499,341	2,212,559	902,994	319,520
Futures receivable	—	—	—	7,150
Other assets	365	1,411	2,489	362

Total Assets	31,680,668	119,903,034	171,667,885	29,417,193

LIABILITIES
Obligation to return securities lending collateral	—	22,444,677	—	6,020
Payable for investment securities purchased	261,368	1,125,072	908,271	—
Payable for capital stock redeemed	1,067	587	1,225	884
Payable to investment adviser	19,303	55,176	115,585	—
Payable to The Penn Mutual Life Insurance Co.	11,537	35,401	63,049	10,538
Other liabilities	7,936	7,388	20,397	50,984

Total Liabilities	301,211	23,668,301	1,108,527	68,426

NET ASSETS	$31,379,457	$96,234,733	$170,559,358	$29,348,767

Investments at cost	$26,559,493	$101,199,435	$141,733,203	$22,643,525

COMPONENTS OF NET ASSETS:
Paid-in Capital	$23,768,244	$81,518,229	$149,779,726	$21,779,930
Undistributed net investment income (loss)	38,037	(272,166)	443,065	87,366
Accumulated net realized gain (loss) on investment transactions and foreign exchange	3,081,377	(317,869)	(6,868,538)	1,020,954
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	4,491,799	15,306,539	27,205,105	6,460,517

NET ASSETS	$31,379,457	$96,234,733	$170,559,358	$29,348,767

Shares outstanding, $0.10 par value, 250 million shares authorized		4,281,079	9,949,630

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,395,121			2,495,938

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.10	$22.48	$17.14	$11.76

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$63,094,763	$341,408,906	$141,918,960	$78,208,784
Foreign currency, at value	472,259	—	38,334	—
Interest, dividends and reclaims receivable	192,210	1,467,777	711,388	133,411
Receivable for investment securities sold	—	556,801	1,079,823	1,640,361
Receivable from investment adviser	5,148	—	—	—
Receivable for capital stock sold	2,196,062	3,777	442,346	959
Futures receivable	34,135	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	11	—
Other assets	285,567	5,035	1,976	1,050

Total Assets	66,280,144	343,442,296	144,192,838	79,984,565

LIABILITIES
Payable for investment securities purchased	3,969	—	850,225	1,210,332
Payable for capital stock redeemed	236,155	5,295,527	1,173	716,779
Payable to investment adviser	—	235,358	118,807	44,205
Payable to The Penn Mutual Life Insurance Co.	23,388	126,667	53,465	28,706
Deferred Indian capital gains tax	—	—	32,019	—
Net unrealized depreciation of forward foreign currency contracts	—	—	886	—
Other liabilities	57,268	72,441	117,504	13,035

Total Liabilities	320,780	5,729,993	1,174,079	2,013,057

NET ASSETS	$65,959,364	$337,712,303	$143,018,759	$77,971,508

Investments at cost	$54,989,067	$258,731,450	$115,588,092	$73,351,774
Foreign currency at cost	462,759	—	38,065	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$56,858,572	$334,663,216	$123,671,042	$71,602,797
Undistributed net investment income (loss)	1,056,422	(529,951)	812,967	692,737
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(159,119)	(79,166,089)	(7,768,955)	818,964
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	8,203,489	82,745,127	26,303,705	4,857,010

NET ASSETS	$65,959,364	$337,712,303	$143,018,759	$77,971,508

Shares outstanding, $0.10 par value, 250 million shares authorized		17,832,221

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,377,635		12,268,370	6,474,219

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.34	$18.94	$11.66	$12.04

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$28,813,711	$142,742,239	$225,932,373	$82,810,652
Investments of unaffiliated issuers at value	123,999	325,849	380,241	178,388
Interest, dividends and reclaims receivable	2	8	11	8
Receivable for investment securities sold	1,075,945	6,554,284	5,408,781	2,058,242
Receivable for capital stock sold	260	180	30,212	25,477
Other assets	326	1,495	2,597	1,012

Total Assets	30,014,243	149,624,055	231,754,215	85,073,779

LIABILITIES
Payable for investment securities purchased	1,099,910	6,537,502	5,388,794	2,051,313
Payable for capital stock redeemed	1,001	177,008	63,379	234
Payable to investment adviser	1,432	11,436	18,253	7,231
Payable to The Penn Mutual Life Insurance Co.	10,543	52,108	82,691	30,045
Other liabilities	2,299	3,373	4,241	1,047

Total Liabilities	1,115,185	6,781,427	5,557,358	2,089,870

NET ASSETS	$28,899,058	$142,842,628	$226,196,857	$82,983,909

Investments of affiliated issuers at cost	$21,666,437	$111,984,166	$185,857,868	$70,669,680
Investments of unaffiliated issuers at cost	123,999	325,849	380,241	178,388

COMPONENTS OF NET ASSETS:
Paid-in Capital	$21,965,973	$113,573,677	$186,618,112	$71,383,138
Undistributed net investment income (loss)	(44,558)	(211,947)	(331,423)	(126,657)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(169,631)	(1,277,175)	(164,337)	(413,544)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	7,147,274	30,758,073	40,074,505	12,140,972

NET ASSETS	$28,899,058	$142,842,628	$226,196,857	$82,983,909

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,635,670	12,226,924	20,204,172	7,517,732

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.96	$11.68	$11.20	$11.04

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2011

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$50,520,451
Investments of unaffiliated issuers at value	208,055
Interest, dividends and reclaims receivable	10
Receivable for investment securities sold	1,641,457
Receivable for capital stock sold	164
Other assets	17,068

Total Assets	52,387,205

LIABILITIES
Payable for investment securities purchased	1,647,531
Payable for capital stock redeemed	14,590
Payable to investment adviser	3,867
Payable to The Penn Mutual Life Insurance Co.	18,346
Other liabilities	5,256

Total Liabilities	1,689,590

NET ASSETS	$50,697,615

Investments of affiliated issuers at cost	$45,103,435
Investments of unaffiliated issuers at cost	208,055

COMPONENTS OF NET ASSETS:
Paid-in Capital	$45,471,419
Undistributed net investment income (loss)	(77,582)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(113,238)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	5,417,016

NET ASSETS	$50,697,615

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,620,179

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.97

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$1,923	$7,819	$17,255	$67,022
Interest	189,447	1,414,078	6,763,417	5,289,529

Total Investment Income	191,370	1,421,897	6,780,672	5,356,551

EXPENSES
Investment advisory fees	130,672	229,856	648,848	348,652
Administration fees	105,877	114,928	312,027	104,596
Accounting fees	45,210	48,227	102,077	44,783
Director fees and expenses	3,241	3,423	9,328	3,056
Custodian fees and expenses	14,037	9,448	23,225	19,094
Pricing fees	7,030	5,648	9,576	27,979
Professional Fees	11,760	12,572	33,967	11,231
Printing Fees	7,224	7,637	20,864	6,829
Other expenses	16,004	9,923	27,744	8,705

Total Expenses	341,055	441,662	1,187,656	574,925
Less: Waivers and reimbursement from advisor	130,672	—	—	—
Less: Waivers and reimbursement from administrator	26,071	—	—	—

Net Expenses	184,312	441,662	1,187,656	574,925

Net Investment Income (Loss)	7,058	980,235	5,593,016	4,781,626

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	86,619	1,072,540	3,306,927
Net realized foreign currency exchange gain (loss)	—	—	—	(427,509)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	902,474	2,989,101	(2,084,688)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	—	989,093	4,061,641	794,730

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,058	$1,969,328	$9,654,657	$5,576,356

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$13,205,182	$94	$632,572	$109,200
Interest	7,196,056	—	—	417
Foreign tax withheld	(202,169)	—	(2,670)	(1,880)

Total Investment Income	20,199,069	94	629,902	107,737

EXPENSES
Investment advisory fees	4,956,943	—	565,549	96,330
Administration fees	1,239,236	48,729	135,189	26,272
Administration fees recaptured	—	—	—	13,226
Accounting fees	234,656	5,951	54,981	13,637
Director fees and expenses	36,397	1,480	4,066	781
Custodian fees and expenses	102,669	3,818	21,783	14,605
Pricing fees	15,442	1,827	11,315	2,959
Professional Fees	133,558	5,409	14,922	2,873
Printing Fees	81,419	3,308	9,092	1,749
Other expenses	104,070	5,050	11,636	2,714

Total Expenses	6,904,390	75,572	828,533	175,146
Less: Waivers and reimbursement from administrator	—	16,001	—	—
Less: Fees paid indirectly	4,097	—	371	7,896

Net Expenses	6,900,293	59,571	828,162	167,250

Net Investment Income (Loss)	13,298,776	(59,477)	(198,260)	(59,513)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	88,296,715	145,035	9,114,463	3,197,956
Net realized gain (loss) on options	(7,640,188)	—	—	—
Net realized foreign currency exchange gain (loss)	16,510	—	(450)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,130,537)	2,696,819	(297,609)	(2,109,492)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	79,542,500	2,841,854	8,816,404	1,088,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$92,841,276	$2,782,377	$8,618,144	$1,028,951

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$459,028	$1,700,422	$1,806,850	$2,649,052
Interest	—	—	—	117
Income from securities lending	—	—	—	13,270
Foreign tax withheld	(14,794)	(21,994)	(27,428)	—

Total Investment Income	444,234	1,678,428	1,779,422	2,662,439

EXPENSES
Investment advisory fees	372,744	535,135	474,835	95,310
Administration fees	93,186	133,784	118,709	204,235
Accounting fees	40,980	54,512	49,487	77,996
Director fees and expenses	3,053	3,923	3,756	6,266
Custodian fees and expenses	13,713	20,708	12,135	22,863
Pricing fees	2,394	3,854	2,564	6,250
Professional Fees	11,298	14,358	13,739	22,913
Printing Fees	7,717	8,777	9,505	14,010
Other expenses	9,703	11,660	11,913	28,674

Total Expenses	554,788	786,711	696,643	478,517
Less: Waivers and reimbursement from administrator	—	—	—	2,453
Less: Fees paid indirectly	19,543	—	—	—

Net Expenses	535,245	786,711	696,643	476,064

Net Investment Income (Loss)	(91,011)	891,717	1,082,779	2,186,375

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	10,756,567	17,798,409	4,204,239	(662,333)
Net realized gain (loss) on futures contracts	—	—	—	18,530
Capital gain distributions received from other investment companies	—	—	—	347
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(4,605,575)	(8,705,889)	(1,022,895)	13,742,262
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	127,740

Net Gain (Loss) on Investment Securities and Foreign Currency	6,150,992	9,092,520	3,181,344	13,226,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,059,981	$9,984,237	$4,264,123	$15,412,921

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$250,364	$825,817	$345,130	$30,592
Interest	759	2	—	1
Income from securities lending	8,192	3,981	2,036	—
Foreign tax withheld	(4,358)	(4,832)	(1,315)	(721)

Total Investment Income	254,957	824,968	345,851	29,872

EXPENSES
Investment advisory fees	403,140	338,904	199,254	99,779
Administration fees	86,387	92,428	41,511	19,956
Administration fees recaptured	8,240	—	—	—
Accounting fees	38,713	40,727	19,372	13,637
Director fees and expenses	2,531	2,798	1,232	590
Custodian fees and expenses	11,778	12,199	24,158	11,390
Pricing fees	3,276	3,212	3,291	2,686
Professional Fees	9,267	10,264	4,527	2,168
Printing Fees	5,666	6,252	2,756	1,322
Other expenses	6,916	8,071	3,826	2,103

Total Expenses	575,914	514,855	299,927	153,631
Less: Waivers and reimbursement from advisor	—	—	—	13,940
Less: Fees paid indirectly	5,507	5,143	1,491	4,412

Net Expenses	570,407	509,712	298,436	135,279

Net Investment Income (Loss)	(315,450)	315,256	47,415	(105,407)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	13,104,944	5,346,837	3,817,205	5,246,098
Capital gain distributions received from other investment companies	292	172	90	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,709,374)	1,206,830	433,766	(4,009,265)

Net Gain (Loss) on Investment Securities and Foreign Currency	10,395,862	6,553,839	4,251,061	1,236,833

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,080,412	$6,869,095	$4,298,476	$1,131,426

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$207,296	$68,006	$1,376,442	$147,179
Interest	1	—	—	10
Income from securities lending	—	141,106	23,706	14,162
Foreign tax withheld	—	—	—	(33)

Total Investment Income	207,297	209,112	1,400,148	161,318

EXPENSES
Investment advisory fees	141,780	345,825	707,409	40,337
Investment advisory fees recaptured	—	—	10,957	—
Administration fees	22,386	70,120	124,837	20,169
Accounting fees	13,637	32,720	51,530	13,637
Director fees and expenses	628	1,880	3,783	576
Custodian fees and expenses	7,015	21,137	20,929	37,986
Pricing fees	2,877	3,327	4,297	16,643
Professional Fees	2,315	7,459	13,859	2,110
Printing Fees	1,411	4,555	8,449	1,292
Other expenses	2,152	6,428	11,033	2,135

Total Expenses	194,201	493,451	957,083	134,885
Less: Waivers and reimbursement from advisor	24,065	—	—	60,933
Less: Fees paid indirectly	876	12,173	—	—

Net Expenses	169,260	481,278	957,083	73,952

Net Investment Income (Loss)	38,037	(272,166)	443,065	87,366

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,112,772	9,974,756	11,306,454	1,281,869
Net realized gain (loss) on futures contracts	—	—	—	39,981
Capital gain distributions received from other investment companies	—	274	266	51
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,990,889)	(909,052)	(926,930)	86,518
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	51,663

Net Gain (Loss) on Investment Securities and Foreign Currency	1,121,883	9,065,978	10,379,790	1,460,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,159,920	$8,793,812	$10,822,855	$1,549,443

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$1,450,803	$6,516,356	$2,315,768	$1,064,078
Interest	364	(2,896)	207	—
Income from securities lending	16	2,816	—	—
Foreign tax withheld	(115,939)	(311,784)	(225,119)	(3,292)

Total Investment Income	1,335,244	6,204,492	2,090,856	1,060,786

EXPENSES
Investment advisory fees	90,159	1,380,151	816,574	258,006
Administration fees	45,080	243,556	103,802	55,287
Accounting fees	23,803	107,340	51,438	25,801
Director fees and expenses	1,286	7,207	3,203	1,622
Custodian fees and expenses	31,645	103,610	204,219	10,098
Pricing fees	94,499	16,214	26,010	2,689
Professional Fees	4,718	31,588	21,154	5,968
Printing Fees	2,877	16,104	7,124	4,563
Other expenses	3,817	21,504	8,779	4,779

Total Expenses	297,884	1,927,274	1,242,303	368,813
Less: Waivers and reimbursement from advisor	120,571	—	79,723	—
Less: Fees paid indirectly	—	—	—	764

Net Expenses	177,313	1,927,274	1,162,580	368,049

Net Investment Income (Loss)	1,157,931	4,277,218	928,276	692,737

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(31,074)	7,475,514	4,692,002	9,895,091
Net realized gain (loss) on futures contracts	132,289	—	—	—
Net realized foreign currency exchange gain (loss)	17,221	(4,798,109)	(400,588)	—
Capital gain distributions received from other investment companies	—	78	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,640,816	18,440,352	(7,201,436)	(2,580,626)
Change in net unrealized appreciation (depreciation) of futures contracts	15,026	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	1,774,278	21,117,835	(2,910,022)	7,314,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,932,209	$25,395,053	$(1,981,746)	$8,007,202

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$31	$259	$479	$318
Interest	—	—	3	3

Total Investment Income	32	259	482	321

EXPENSES
Investment advisory fees	13,523	66,300	106,155	38,477
Investment advisory fees recaptured	—	5,295	—	2,325
Administration fees	20,284	99,451	159,233	57,716
Accounting fees	5,951	6,631	10,616	5,951
Director fees and expenses	561	2,709	4,600	1,680
Custodian fees and expenses	1,800	7,081	11,062	4,297
Pricing fees	1,966	1,987	1,993	1,948
Professional Fees	2,058	9,965	16,908	6,177
Printing Fees	1,254	6,068	10,268	3,752
Other expenses	1,854	6,719	11,070	4,655

Total Expenses	49,251	212,206	331,905	126,978
Less: Waivers and reimbursement from advisor	4,662	—	—	—

Net Expenses	44,589	212,206	331,905	126,978

Net Investment Income (Loss)	(44,558)	(211,947)	(331,423)	(126,657)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	73,753	312,496	888,658	266,400
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,407,152	6,150,621	8,329,217	2,485,162

Net Gain (Loss) on Investment Securities and Foreign Currency	1,480,905	6,463,117	9,217,875	2,751,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,436,347	$6,251,170	$8,886,452	$2,624,905

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$359

Total Investment Income	359

EXPENSES
Investment advisory fees	23,619
Administration fees	35,428
Accounting fees	5,951
Director fees and expenses	1,056
Custodian fees and expenses	2,859
Pricing fees	1,912
Professional Fees	3,877
Printing Fees	2,355
Other expenses	3,273

Total Expenses	80,330
Less: Waivers and reimbursement from advisor	2,389

Net Expenses	77,941

Net Investment Income (Loss)	(77,582)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	270,871
Change in net unrealized appreciation (depreciation) of investments and foreign currency	965,871

Net Gain (Loss) on Investment Securities and Foreign Currency	1,236,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,159,160

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,058	$16,264	$980,235	$2,007,455
Net realized gain (loss) from investment transactions	—	5,493	86,619	203,067
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	902,474	2,112,543

Net Increase (Decrease) in Net Assets Resulting from Operations	7,058	21,757	1,969,328	4,323,065

Distributions from:
Net investment income	(7,058)	(16,264)	—	—

Total Distributions	(7,058)	(16,264)	—	—

Capital Share Transactions (1):
Shares issued	60,149,863	97,058,138	22,456,418	65,946,384
Shares issued in lieu of cash distributions	7,059	16,264	—	—
Shares redeemed	(59,596,439)	(125,591,607)	(14,026,931)	(29,323,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	560,483	(28,517,205)	8,429,487	36,622,932

Total Increase (Decrease)	560,483	(28,511,712)	10,398,815	40,945,997

Net Assets:
Beginning of period	139,987,974	168,499,686	152,447,484	111,501,487

End of Period	$140,548,457	$139,987,974	$162,846,299	$152,447,484

Undistributed net investment income (loss)	$—	$—	$980,235	$—

(1) Shares Issued and Redeemed:
Shares issued	60,149,863	97,058,138	1,998,530	5,943,752
Shares issued in lieu of cash distributions	7,059	16,264	—	—
Shares redeemed	(59,596,439)	(125,591,607)	(1,251,059)	(2,651,524)

	560,483	(28,517,205)	747,471	3,292,228

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,593,016	$9,261,917	$4,781,626	$9,096,611
Net realized gain (loss) from investment transactions	1,072,540	3,070,623	3,306,927	3,354,127
Net realized foreign exchange gain (loss)	—	—	(427,509)	(21,739)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,989,101	8,167,545	(2,084,688)	3,174,665

Net Increase (Decrease) in Net Assets Resulting from Operations	9,654,657	20,500,085	5,576,356	15,603,664

Capital Share Transactions (1):
Shares issued	49,529,783	128,867,798	16,890,260	34,445,432
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(43,427,204)	(58,134,875)	(11,668,561)	(21,940,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,102,579	70,732,923	5,221,699	12,504,921

Total Increase (Decrease)	15,757,236	91,233,008	10,798,055	28,108,585

Net Assets:
Beginning of period	418,957,394	327,724,386	131,682,372	103,573,787

End of Period	$434,714,630	$418,957,394	$142,480,427	$131,682,372

Undistributed net investment income (loss)	$5,593,016	$—	$4,723,678	$(57,948)

(1) Shares Issued and Redeemed:
Shares issued	4,242,372	11,297,506	1,930,290	4,385,389
Shares redeemed	(3,732,781)	(5,116,954)	(1,331,712)	(2,786,178)

	509,591	6,180,552	598,578	1,599,211

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,298,776	$21,568,943	$(59,477)	$(110,307)
Net realized gain (loss) from investment transactions	88,296,715	112,646,543	145,035	(367,151)
Net realized gain (loss) on written options	(7,640,188)	2,856,743	—	—
Net realized foreign exchange gain (loss)	16,510	13,905	—	—
Capital gain distributions received from other investment companies	—	—	—	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,130,537)	53,774,126	2,696,819	7,214,650
Net change in unrealized appreciation (depreciation) of written options	—	(3,074,824)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	92,841,276	187,785,436	2,782,377	6,737,195

Capital Share Transactions (1):
Shares issued	79,904,775	191,850,578	2,062,953	6,395,754
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(54,393,747)	(83,434,149)	(3,883,660)	(8,936,936)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	25,511,028	108,416,429	(1,820,707)	(2,541,182)

Total Increase (Decrease)	118,352,304	296,201,865	961,670	4,196,013

Net Assets:
Beginning of period	1,583,103,874	1,286,902,009	64,310,507	60,114,494

End of Period	$1,701,456,178	$1,583,103,874	$65,272,177	$64,310,507

Undistributed net investment income (loss)	$13,262,542	$(36,234)	$(59,477)	$—

(1) Shares Issued and Redeemed:
Shares issued	3,111,677	8,444,858	186,045	636,140
Shares redeemed	(2,110,009)	(3,709,453)	(348,964)	(895,408)

	1,001,668	4,735,405	(162,919)	(259,268)

	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(198,260)	$(270,345)	$(59,513)	$(30,147)
Net realized gain (loss) from investment transactions	9,114,463	5,944,362	3,197,956	2,996,000
Net realized foreign exchange gain (loss)	(450)	11,432	—	—
Capital gain distributions received from other investment companies	—	15	—	12
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(297,609)	19,395,772	(2,109,492)	958,535

Net Increase (Decrease) in Net Assets Resulting from Operations	8,618,144	25,081,236	1,028,951	3,924,400

Capital Share Transactions (1):
Shares issued	15,261,758	24,681,405	4,610,717	8,976,330
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(13,469,843)	(18,557,490)	(3,141,700)	(7,229,003)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,791,915	6,123,915	1,469,017	1,747,327

Total Increase (Decrease)	10,410,059	31,205,151	2,497,968	5,671,727

Net Assets:
Beginning of period	174,372,257	143,167,106	33,541,981	27,870,254

End of Period	$184,782,316	$174,372,257	$36,039,949	$33,541,981

Undistributed net investment income (loss)	$(198,260)	$—	$(59,513)	$—

(1) Shares Issued and Redeemed:
Shares issued	958,007	1,835,473	479,479	1,105,054
Shares redeemed	(839,798)	(1,373,033)	(328,416)	(867,689)

	118,209	462,440	151,063	237,365

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(91,011)	$(11,467)	$891,717	$1,293,137
Net realized gain (loss) from investment transactions	10,756,567	7,899,548	17,798,409	13,458,729
Capital gain distributions received from other investment companies	—	2	—	87
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(4,605,575)	12,245,011	(8,705,889)	7,506,959

Net Increase (Decrease) in Net Assets Resulting from Operations	6,059,981	20,133,094	9,984,237	22,258,912

Capital Share Transactions (1):
Shares issued	4,237,058	12,669,103	15,542,057	27,441,423
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(10,127,347)	(36,158,332)	(8,954,069)	(24,820,797)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,890,289)	(23,489,229)	6,587,988	2,620,626

Total Increase (Decrease)	169,692	(3,356,135)	16,572,225	24,879,538

Net Assets:
Beginning of period	123,153,450	126,509,585	167,917,516	143,037,978

End of Period	$123,323,142	$123,153,450	$184,489,741	$167,917,516

Undistributed net investment income (loss)	$(91,011)	$—	$846,852	$(44,865)

(1) Shares Issued and Redeemed:
Shares issued	417,530	1,514,417	1,022,572	2,123,326
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(994,755)	(4,098,011)	(589,311)	(1,868,203)

	(577,225)	(2,583,594)	433,261	255,123

	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,082,779	$2,243,608	$2,186,375	$4,175,516
Net realized gain (loss) from investment transactions	4,204,239	1,150,499	(662,333)	(3,923,342)
Net realized gain (loss) on futures contracts	—	—	18,530	639,149
Capital gain distributions received from other investment companies	—	49	347	53
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,022,895)	12,391,340	13,870,002	34,580,576

Net Increase (Decrease) in Net Assets Resulting from Operations	4,264,123	15,785,496	15,412,921	35,471,952

Capital Share Transactions (1):
Shares issued	7,587,855	22,938,606	14,546,870	48,828,100
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(17,394,232)	(29,711,446)	(19,533,641)	(69,860,297)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,806,377)	(6,772,840)	(4,986,771)	(21,032,197)

Total Increase (Decrease)	(5,542,254)	9,012,656	10,426,150	14,439,755

Net Assets:
Beginning of period	158,985,357	149,972,701	263,723,682	249,283,927

End of Period	$153,443,103	$158,985,357	$274,149,832	$263,723,682

Undistributed net investment income (loss)	$1,082,779	$—	$2,186,375	$—

(1) Shares Issued and Redeemed:
Shares issued	795,135	2,712,156	1,532,837	6,099,033
Shares redeemed	(1,821,322)	(3,432,650)	(2,056,943)	(8,570,455)

	(1,026,187)	(720,494)	(524,106)	(2,471,422)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(315,450)	$(125,770)	$315,256	$729,336
Net realized gain (loss) from investment transactions	13,104,944	8,515,474	5,346,837	4,191,166
Capital gain distributions received from other investment companies	292	25	172	12
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,709,374)	14,043,881	1,206,830	19,822,151

Net Increase (Decrease) in Net Assets Resulting from Operations	10,080,412	22,433,610	6,869,095	24,742,665

Capital Share Transactions (1):
Shares issued	14,771,525	21,459,771	8,107,093	19,915,446
Shares redeemed	(10,928,012)	(19,723,988)	(14,314,536)	(18,088,612)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,843,513	1,735,783	(6,207,443)	1,826,834

Total Increase (Decrease)	13,923,925	24,169,393	661,652	26,569,499

Net Assets:
Beginning of period	107,063,955	82,894,562	119,231,071	92,661,572

End of Period	$120,987,880	$107,063,955	$119,892,723	$119,231,071

Undistributed net investment income (loss)	$(315,450)	$—	$315,256	$—

(1) Shares Issued and Redeemed:
Shares issued	1,352,751	2,509,581	612,595	1,852,313
Shares redeemed	(996,656)	(2,317,323)	(1,078,142)	(1,639,207)

	356,095	192,258	(465,547)	213,106

	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,415	$219,223	$(105,407)	$(74,441)
Net realized gain (loss) from investment transactions	3,817,205	5,974,945	5,246,098	2,426,061
Capital gain distributions received from other investment companies	90	29	—	22
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	433,766	4,414,789	(4,009,265)	2,752,256

Net Increase (Decrease) in Net Assets Resulting from Operations	4,298,476	10,608,986	1,131,426	5,103,898

Capital Share Transactions (1):
Shares issued	4,342,097	9,094,291	3,987,595	14,123,022
Shares redeemed	(4,255,149)	(7,488,639)	(2,343,751)	(15,769,979)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	86,948	1,605,652	1,643,844	(1,646,957)

Total Increase (Decrease)	4,385,424	12,214,638	2,775,270	3,456,941

Net Assets:
Beginning of period	52,722,714	40,508,076	25,263,396	21,806,455

End of Period	$57,108,138	$52,722,714	$28,038,666	$25,263,396

Undistributed net investment income (loss)	$61,349	$13,934	$(104,597)	$810

(1) Shares Issued and Redeemed:
Shares issued	380,848	986,635	310,275	1,316,188
Shares redeemed	(371,905)	(807,490)	(182,351)	(1,474,897)

	8,943	179,145	127,924	(158,709)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,037	$47,218	$(272,166)	$(362,343)
Net realized gain (loss) from investment transactions	3,112,772	2,451,971	9,974,756	8,220,100
Capital gain distributions received from other investment companies	—	20	274	10
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,990,889)	3,040,901	(909,052)	6,233,181

Net Increase (Decrease) in Net Assets Resulting from Operations	1,159,920	5,540,110	8,793,812	14,090,948

Capital Share Transactions (1):
Shares issued	6,295,045	13,512,215	8,801,822	15,212,898
Shares redeemed	(2,841,345)	(13,428,266)	(9,545,398)	(17,299,012)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,453,700	83,949	(743,576)	(2,086,114)

Total Increase (Decrease)	4,613,620	5,624,059	8,050,236	12,004,834

Net Assets:
Beginning of period	26,765,837	21,141,778	88,184,497	76,179,663

End of Period	$31,379,457	$26,765,837	$96,234,733	$88,184,497

Undistributed net investment income (loss)	$38,037	$—	$(272,166)	$—

(1) Shares Issued and Redeemed:
Shares issued	480,842	1,236,790	393,093	834,174
Shares redeemed	(216,966)	(1,240,783)	(427,486)	(960,891)

	263,876	(3,993)	(34,393)	(126,717)

	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$443,065	$1,133,600	$87,366	$186,507
Net realized gain (loss) from investment transactions	11,306,454	11,503,583	1,281,869	336,404
Net realized gain (loss) on futures contracts	—	—	39,981	178,779
Capital gain distributions received from other investment companies	266	36	51	18
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(926,930)	22,220,634	138,181	5,372,334

Net Increase (Decrease) in Net Assets Resulting from Operations	10,822,855	34,857,853	1,547,448	6,074,042

Capital Share Transactions (1):
Shares issued	8,856,359	16,177,260	6,539,823	11,263,340
Shares redeemed	(12,473,358)	(20,633,128)	(2,688,635)	(14,817,869)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,616,999)	(4,455,868)	3,851,188	(3,554,529)

Total Increase (Decrease)	7,205,856	30,401,985	5,398,636	2,519,513

Net Assets:
Beginning of period	163,353,502	132,951,517	23,950,131	21,430,618

End of Period	$170,559,358	$163,353,502	$29,348,767	$23,950,131

Undistributed net investment income (loss)	$443,065	$—	$87,366	$—

(1) Shares Issued and Redeemed:
Shares issued	524,841	1,171,371	566,518	1,202,223
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(742,290)	(1,487,834)	(231,595)	(1,483,090)

	(217,449)	(316,463)	334,923	(280,867)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,157,931	$1,030,194	$4,277,218	$5,062,635
Net realized gain (loss) from investment transactions	(31,074)	(167,617)	7,475,514	(4,210,382)
Net realized gain (loss) on futures contracts	132,289	57,098	—	—
Net realized foreign exchange gain (loss)	17,221	(16,761)	(4,798,109)	1,668,497
Capital gain distributions received from other investment companies	—	46	78	259
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,655,842	3,196,505	18,440,352	28,353,680

Net Increase (Decrease) in Net Assets Resulting from Operations	2,932,209	4,099,465	25,395,053	30,874,689

Capital Share Transactions (1):
Shares issued	10,761,379	24,075,839	16,058,744	53,673,734
Shares redeemed	(3,534,274)	(10,865,995)	(23,849,008)	(35,348,099)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,227,105	13,209,844	(7,790,264)	18,325,635

Total Increase (Decrease)	10,159,314	17,309,309	17,604,789	49,200,324

Net Assets:
Beginning of period	55,800,050	38,490,741	320,107,514	270,907,190

End of Period	$65,959,364	$55,800,050	$337,712,303	$320,107,514

Undistributed net investment income (loss)	$1,056,422	$(101,509)	$(529,951)	$(4,807,169)

(1) Shares Issued and Redeemed:
Shares issued	1,052,206	2,691,252	901,123	3,300,977
Shares redeemed	(353,126)	(1,217,958)	(1,312,860)	(2,204,219)

	699,080	1,473,294	(411,737)	1,096,758

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$928,276	$237,510	$692,737	$759,192
Net realized gain (loss) from investment transactions	4,692,002	9,072,688	9,895,091	13,984,274
Net realized foreign exchange gain (loss)	(400,588)	(146,380)	—	—
Capital gain distributions received from other investment companies	—	181	—	15
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(7,201,436)	11,949,894	(2,580,626)	(1,221,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,981,746)	21,113,893	8,007,202	13,521,866

Capital Share Transactions (1):
Shares issued	15,005,562	38,796,897	6,443,619	15,359,568
Shares redeemed	(11,857,583)	(20,892,716)	(4,898,890)	(10,568,518)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,147,979	17,904,183	1,544,729	4,791,050

Total Increase (Decrease)	1,166,233	39,018,076	9,551,931	18,312,916

Net Assets:
Beginning of period	141,852,526	102,834,450	68,419,577	50,106,661

End of Period	$143,018,759	$141,852,526	$77,971,508	$68,419,577

Undistributed net investment income (loss)	$812,967	$(115,310)	$692,737	$—

(1) Shares Issued and Redeemed:
Shares issued	1,308,570	3,738,053	558,479	1,589,842
Shares redeemed	(1,044,105)	(2,096,559)	(419,780)	(1,060,023)

	264,465	1,641,494	138,699	529,819

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(44,558)	$(62,570)	$(211,947)	$(291,177)
Net realized gain (loss) from investment transactions	73,753	(86,408)	312,496	(106,028)
Capital gain distributions received from other investment companies	—	—	—	15
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,407,152	3,191,293	6,150,621	13,775,112

Net Increase (Decrease) in Net Assets Resulting from Operations	1,436,347	3,042,315	6,251,170	13,377,922

Capital Share Transactions (1):
Shares issued	4,982,468	9,580,581	21,760,233	52,126,191
Shares redeemed	(1,776,246)	(2,241,267)	(4,452,775)	(8,019,935)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,206,222	7,339,314	17,307,458	44,106,256

Total Increase (Decrease)	4,642,569	10,381,629	23,558,628	57,484,178

Net Assets:
Beginning of period	24,256,489	13,874,860	119,284,000	61,799,822

End of Period	$28,899,058	$24,256,489	$142,842,628	$119,284,000

Undistributed net investment income (loss)	$(44,558)	$—	$(211,947)	$—

(1) Shares Issued and Redeemed:
Shares issued	465,168	1,020,147	1,899,805	5,155,157
Shares redeemed	(164,417)	(233,041)	(388,618)	(798,861)

	300,751	787,106	1,511,187	4,356,296

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(331,423)	$(485,635)	$(126,657)	$(193,330)
Net realized gain (loss) from investment transactions	888,658	248,459	266,400	425,633
Capital gain distributions received from other investment companies	—	13	—	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,329,217	19,873,128	2,485,162	5,356,680

Net Increase (Decrease) in Net Assets Resulting from Operations	8,886,452	19,635,965	2,624,905	5,588,986

Capital Share Transactions (1):
Shares issued	23,743,020	85,961,182	11,082,409	30299,431
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(6,164,500)	(6,542,551)	(3,562,224)	(8,063,960)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,578,520	79,418,631	7,520,185	22,235,471

Total Increase (Decrease)	26,464,972	99,054,596	10,145,090	27,824,457

Net Assets:
Beginning of period	199,731,885	100,677,289	72,838,819	45,014,362

End of Period	$226,196,857	$199,731,885	$82,983,909	$72,838,819

Undistributed net investment income (loss)	$(331,423)	$—	$(126,657)	$—

(1) Shares Issued and Redeemed:
Shares issued	2,153,905	8,726,907	1,016,426	3,017,330
Shares redeemed	(558,892)	(654,322)	(328,042)	(802,884)

	1,595,013	8,072,585	688,384	2,214,446

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	Six Months Ended 6/30/11	Year Ended 12/31/10
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(77,582)	$(128,476)
Net realized gain (loss) from investment transactions	270,871	244,279
Capital gain distributions received from other investment companies	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	965,871	2,616,179

Net Increase (Decrease) in Net Assets Resulting from Operations	1,159,160	2,731,984

Capital Share Transactions (1):
Shares issued	9,672,633	23,350,009
Shares issued in lieu of cash distributions	—	—
Shares redeemed	(5,662,174)	(11,958,539)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,010,459	11,391,470

Total Increase (Decrease)	5,169,619	14,123,454

Net Assets:
Beginning of period	45,527,996	31,404,542

End of Period	$50,697,615	$45,527,996

Undistributed net investment income (loss)	$(77,582)	$—

(1) Shares Issued and Redeemed:
Shares issued	891,236	2,269,545
Shares redeemed	(523,070)	(1,153,617)

	368,166	1,115,928

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	0.03	0.05	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—	—	—

Total from investment operations	—		—		—		0.03	0.05	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	(0.03)	(0.05)	(0.05)

Total distributions	—		—		—		(0.03)	—	—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total return [2,3]	0.01%	#	0.01%		0.44%		2.68%	4.98%	4.66%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$140,548		$139,988		$168,500		$213,973	$96,017	$76,350

Ratio of net expenses to average net assets	0.26%	*	0.33%		0.43%		0.46%	0.49%	0.50%

Ratio of total expenses to average net assets	0.48%	*	0.47%		0.48%		0.46%	0.49%	0.50%

Ratio of net investment income (loss) to average net assets	0.01%	#	0.01%		0.47%		2.57%	4.88%	4.57%

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$11.17		$10.76		$10.57		$10.41	$10.28	$10.25

Income from investment operations:
Net investment income (loss)	0.07		0.17		0.23		0.34	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	0.07		0.24		(0.04)		0.18	0.13	0.01

Total from investment operations	0.14		0.41		0.19		0.52	0.54	0.46

Less distributions:
Net investment income	—		—		—		(0.36)	(0.41)	(0.43)

Total distributions	—		—		—		(0.36)	(0.41)	(0.43)

Net asset value, end of period	$11.31		$11.17		$10.76		$10.57	$10.41	$10.28

Total return [2]	1.25%	#	3.71%		1.89%		5.03%	5.22%	4.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$162,846		$152,447		$111,501		$75,660	$57,523	$42,867

Ratio of total expenses to average net assets	0.58%	*	0.58%		0.60%		0.60%	0.60%	0.62%

Ratio of net investment income (loss) to average net assets	1.28	*	1.56%		2.20%		3.24%	4.55%	3.91%

Portfolio turnover rate	31%	#	38%		64%		106%	39%	78%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$11.56		$10.90	$10.36	$10.50	$10.31	$10.18

Income from investment operations:
Net investment income (loss)	0.16		0.28	0.36	0.47	0.47	0.46
Net realized and unrealized gain (loss) on investment transactions	0.11		0.38	0.26	0.07	0.18	0.08

Total from investment operations	0.27		0.66	0.62	0.54	0.65	0.54

Less distributions:
Net investment income	—		—	— (a)	(0.50)	(0.46)	(0.41)
Net realized gains	—		—	(0.08)	(0.18)	—	—

Total distributions	—		—	(0.08)	(0.68)	(0.46)	(0.41)

Net asset value, end of period	$11.83		$11.56	$10.90	$10.36	$10.50	$10.31

Total return [2]	2.34%	#	6.06%	6.02%	5.10%	6.33%	5.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$434,715		$418,957	$327,724	$221,730	$183,611	$160,670

Ratio of total expenses to average net assets	0.57%	*	0.58%	0.61%	0.60%	0.59%	0.61%

Ratio of net investment income (loss) to average net assets	2.69%	*	2.48%	3.38%	4.44%	4.71%	4.43%

Portfolio turnover rate	26%	#	69%	87%	273%	55%	139%

*   Annualized

#   Non-annualized

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$8.46		$7.41	$5.05	$7.58	$7.88	$7.59

Income (loss) from investment operations:
Net investment income (loss)	0.30		0.61	0.56	0.58	0.58	0.55
Net realized and unrealized gain (loss) on investment transactions	0.05		0.44	1.80	(2.40)	(0.30)	0.20

Total from investment operations	0.35		1.05	2.36	(1.82)	0.28	0.75

Less distributions:
Net investment income	—		—	—	(0.71)	(0.58)	(0.46)

Total distributions	—		—	—	(0.71)	—	—

Net asset value, end of period	$8.81		$8.46	$7.41	$5.05	$7.58	$7.88

Total return [2]	4.14%	#	14.17%	46.44%	(23.98% )	3.57%	9.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$142,480		$131,682	$103,574	$57,995	$86,451	$88,203

Ratio of total expenses to average net assets	0.82%	*	0.85%	0.87%	0.86%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	6.86%	*	7.73%	8.97%	8.29%	6.97%	6.91%

Portfolio turnover rate	32%	#	61%	59%	53%	67%	65%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$24.71		$21.69	$16.33		$23.72	$25.12	$25.59

Income (loss) from investment operations:
Net investment income (loss)	0.21		0.35	0.41		0.46	0.59	0.54
Net realized and unrealized gain (loss) on investment transactions	1.23		2.67	4.95		(6.99)	0.52	3.33

Total from investment operations	1.44		3.02	5.36		(6.53)	1.11	3.87

Less distributions:
Net investment income	—		—	—	(a)	(0.59)	(0.58)	(0.44)
Net realized gains	—		—	—		(0.27)	(1.93)	(3.90)

Total distributions	—		—	—		(0.86)	(2.51)	(4.34)

Net asset value, end of period	$26.15		$24.71	$21.69		$16.33	$23.72	$25.12

Total return [2]	5.83%	#	13.92%	32.92%		(27.83% )	4.47%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,701,456		$1,583,104	$1,286,902		$948,507	$1,440,753	$1,330,977

Ratio of net expenses to average net assets	0.84%	*	0.85%	0.85%		0.85%	0.83%	0.83%

Ratio of total expenses to average net assets	0.84%	*	0.85%	0.85%		0.85%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	1.61%	*	1.55%	2.22%		2.15%	2.34%	2.16%

Portfolio turnover rate	39%	#	67%	89%		103%	61%	57%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	0.48		1.15		1.46		(1.81)

Total from investment operations	0.47		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		(0.33)

Total distributions	—		—		—		(0.33)

Net asset value, end of period	$11.27		$10.80		$9.67		$8.19

Total return [2]	4.35%	#	11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,272		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.18%	*	0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.23%	*	0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)*	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	5%	#	18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$15.44		$13.22		$9.25		$15.96	$14.68	$13.02

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		—	(a)	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investment transactions	0.77		2.24		3.97		(6.71)	1.28	1.64

Total from investment operations	0.75		2.22		3.97		(6.68)	1.34	1.69

Less distributions:
Net investment income	—		—		—	(a)	(0.03)	(0.06)	(0.03)

Total distributions	—		—		—		(0.03)	(0.06)	(0.03)

Net asset value, end of period	$16.19		$15.44		$13.22		$9.25	$15.96	$14.68

Total return [2]	4.86%	#	16.79%		42.93%		(41.87% )	9.16%	13.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$184,782		$174,372		$143,167		$89,852	$152,939	$132,371

Ratio of net expenses to average net assets	0.92%	*	0.94%		0.97%		0.98%	0.94%	0.96%

Ratio of total expenses to average net assets	0.92%	*	0.94%		0.97%		0.98%	0.94%	0.97%

Ratio of net investment income (loss) to average net assets	(0.22%	)*	(0.18%	)	0.02%		0.24%	0.37%	0.40%

Portfolio turnover rate	20%	#	43%		58%		54%	55%	43%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]		2009 [1]	2008	2007	2006
Net asset value, beginning of period	$9.31		$8.28		$6.02	$10.98	$11.05	$10.79

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.02	0.02	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	0.31		1.04		2.24	(4.79)	0.45	0.36

Total from investment operations	0.29		1.03		2.26	(4.77)	0.51	0.40

Less distributions:
Net investment income	—		—		—	(0.03)	(0.06)	(0.03)
Net realized gains	—		—		—	(0.16)	(0.52)	(0.11)

Total distributions	—		—		—	(0.19)	(0.58)	(0.14)

Net asset value, end of period	$9.60		$9.31		$8.28	$6.02	$10.98	$11.05

Total return [2]	3.12%	#	12.44%		37.54%	(43.82% )	4.71%	3.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$36,040		$33,542		$27,870	$17,537	$29,551	$29,982

Ratio of net expenses to average net assets	1.00%	*	1.00%		1.00%	0.96%	0.83%	0.86%

Ratio of total expenses to average net assets	1.00%	*	1.00%		1.12%	0.96%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	(0.34%	)*	(0.10%	)	0.22%	0.19%	0.53%	0.35%

Portfolio turnover rate	81%	#	176%		121%	287%	55%	38%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$9.78		$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	0.50		1.44		2.17		(3.87)

Total from investment operations	0.49		1.44		2.20		(3.85)

Less distributions:
Net investment income	—		—		—	(a)	(0.01)

Total distributions	—		—		—		(0.01)

Net asset value, end of period	$10.27		$9.78		$8.34		$6.14

Total return [2]	5.01%	#	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$123,323		$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.89%	*	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.89%	*	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.15%	)*	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	60%	#	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008	2007	2006
Net asset value, beginning of period	$14.47		$12.60	$9.43	$17.65	$19.60	$17.56

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.11	0.16	0.20	0.26	0.27
Net realized and unrealized gain (loss) on investment transactions	0.77		1.76	3.01	(8.05)	0.45	2.93

Total from investment operations	0.85		1.87	3.17	(7.85)	0.71	3.20

Less distributions:
Net investment income	—		—	—	(0.25)	(0.29)	(0.21)
Net realized gains	—		—	—	(0.12)	(2.37)	(0.95)

Total distributions	—		—	—	(0.37)	(2.66)	(1.16)

Net asset value, end of period	$15.32		$14.47	$12.60	$9.43	$17.65	$19.60

Total return [2]	5.88%	#	14.84%	33.62%	(44.62% )	3.73%	18.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$184,490		$167,918	$143,038	$106,616	$219,951	$234,269

Ratio of net expenses to average net assets	0.88%	*	0.89%	0.90%	0.90%	0.86%	0.87%

Ratio of total expenses to average net assets	0.88%	*	0.89%	0.90%	0.90%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	1.00%	*	0.86%	1.53%	1.42%	1.25%	1.37%

Portfolio turnover rate	53%	#	112%	120%	228%	92%	45%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]	2009 [1]
Net asset value, beginning of period	$9.31		$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	0.19		0.76	1.07	(2.78)

Total from investment operations	0.25		0.88	1.21	(2.71)

Less distributions:
Net investment income	—		—	—	(0.07)

Total distributions	—		—	—	(0.07)

Net asset value, end of period	$9.56		$9.31	$8.43	$7.22

Total return [2]	2.69%	#	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$153,443		$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.88%	*	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.88%	*	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.37%	*	1.46%	1.94%	2.40%	*

Portfolio turnover rate	23%	#	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008	2007	2006
Net asset value, beginning of period	$9.09		$7.92	$6.28	$10.11	$9.78	$8.58

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.14	0.13	0.17	0.17	0.15
Net realized and unrealized gain (loss) on investment transactions	0.45		1.03	1.51	(3.82)	0.33	1.17

Total from investment operations	0.53		1.17	1.64	(3.65)	0.50	1.32

Less distributions:
Net investment income	—		—	—	(0.18)	(0.17)	(0.12)

Total distributions	—		—	—	(0.18)	(0.17)	(0.12)

Net asset value, end of period	$9.62		$9.09	$7.92	$6.28	$10.11	$9.78

Total return [2]	5.83%	#	14.77%	26.11%	(36.08% )	5.09%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$274,150		$263,724	$249,284	$195,078	$254,462	$250,174

Ratio of net expenses to average net assets	0.35%	*	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%	*	0.36%	0.37%	0.37%	0.35%	0.37%

Ratio of net investment income (loss) to average net assets	1.61%	*	1.68%	1.97%	2.02%	1.64%	1.61%

Portfolio turnover rate	1%	#	5%	6%	6%	4%	6%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]		2009 [1]		2008 [1]	2007		2006
Net asset value, beginning of period	$10.16		$8.01		$5.42		$10.60	$8.47		$7.93

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.01)		(0.01)		(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.97		2.16		2.60		(5.16)	2.17		0.55

Total from investment operations	0.94		2.15		2.59		(5.18)	2.13		0.54

Net asset value, end of period	$11.10		$10.16		$8.01		$5.42	$10.60		$8.47

Total return [2]	9.35%	#	26.84%		47.79%		(48.87% )	25.15%		6.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$120,988		$107,064		$82,895		$57,747	$112,637		$85,414

Ratio of net expenses to average net assets	1.00%	*	1.00%		1.00%		1.00%	0.97%		0.96%

Ratio of total expenses to average net assets	1.00%	*	1.00%		1.01%		1.02%	1.00%		1.02%

Ratio of net investment income (loss) to average net assets	(0.55%	)*	(0.14%	)	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)

Portfolio turnover rate	43%	#	106%		102%		162%	137%		153%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$12.59		$10.01	$6.81	$13.12	$13.59	$12.97

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.08	0.05	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	0.70		2.50	3.15	(6.31)	0.38	1.36

Total from investment operations	0.73		2.58	3.20	(6.21)	0.49	1.47

Less distributions:
Net investment income	—		—	—	(0.10)	(0.13)	(0.09)
Return of capital	—		—	—	—	(0.03)	—
Net realized gains	—		—	—	—	(0.80)	(0.76)

Total distributions	—		—	—	(0.10)	(0.96)	(0.85)

Net asset value, end of period	$13.32		$12.59	$10.01	$6.81	$13.12	$13.59

Total return [2]	5.80%	#	25.77%	46.99%	(47.26% )	3.77%	11.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,893		$119,231	$92,662	$60,507	$125,718	$125,362

Ratio of net expenses to average net assets	0.84%	*	0.84%	0.85%	0.86%	0.79%	0.81%

Ratio of total expenses to average net assets	0.84%	*	0.84%	0.85%	0.86%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	0.51%	*	0.71%	0.69%	0.89%	0.73%	0.82%

Portfolio turnover rate	13%	#	37%	43%	58%	73%	62%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$10.75		$8.57	$6.80	$11.78	$13.23	$13.15

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.05	0.03	0.14	0.07	0.08
Net realized and unrealized gain (loss) on investment transactions	0.86		2.13	1.74	(4.66)	0.03	1.48

Total from investment operations	0.87		2.18	1.77	(4.52)	0.10	1.56

Less distributions:
Net investment income	—		—	—	(0.16)	(0.07)	(0.06)
Net realized gains	—		—	—	(0.30)	(1.48)	(1.42)

Total distributions	—		—	—	(0.46)	(1.55)	(1.48)

Net asset value, end of period	$11.62		$10.75	$8.57	$6.80	$11.78	$13.23

Total return [2]	8.09%	#	25.44%	26.03%	(38.89% )	0.85%	12.23%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,108		$52,723	$40,508	$29,895	$48,465	$43,616

Ratio of net expenses to average net assets	1.08%	*	1.11%	1.20%	1.08%	1.04%	1.06%

Ratio of total expenses to average net assets	1.08%	*	1.11%	1.20%	1.08%	1.05%	1.07%

Ratio of net investment income (loss) to average net assets	0.17%	*	0.49%	0.43%	1.49%	0.57%	0.56%

Portfolio turnover rate	22%	#	75%	116%	39%	40%	28%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$12.51		$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.60		2.54		3.54		(3.48)

Total from investment operations	0.55		2.50		3.50		(3.49)

Net asset value, end of period	$13.06		$12.51		$10.01		$6.51

Total return [2]	4.40%	#	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$28,039		$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	*	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.15%	*	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.39%	)*	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	109%	#	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]	2009 [1]
Net asset value, beginning of period	$12.56		$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	0.52		2.64	3.08	(3.21)

Total from investment operations	0.54		2.66	3.10	(3.17)

Less distributions:
Net investment income	—		—	—	(0.03)

Total distributions	—		—	—	(0.03)

Net asset value, end of period	$13.10		$12.56	$9.90	$6.80

Total return [1]	4.30%	#	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$31,379		$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	*	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.30%	*	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.25%	*	0.22%	0.30%	1.37%	*

Portfolio turnover rate	35%	#	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]		2009 [1]		2008 [1]	2007		2006
Net asset value, beginning of period	$20.43		$17.15		$10.81		$21.64	$20.09		$20.34

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.08)		(0.09)		(0.09)	(0.11)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	2.11		3.36		6.43		(10.74)	1.66		(0.19)

Total from investment operations	2.05		3.28		6.34		(10.83)	1.55		(0.25)

Net asset value, end of period	$20.48		$20.43		$17.15		$10.81	$21.64		$20.09

Total return [2]	10.03%	#	19.13%		58.65%		(50.05% )	7.72%		(1.23% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,235		$88,184		$76,180		$48,008	$99,593		$106,380

Ratio of total expenses to average net assets	1.06%	*	1.08%		1.11%		1.07%	1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.58%	)*	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )

Portfolio turnover rate	53%	#	125%		163%		190%	107%		126%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$16.07		$12.68	$9.99	$14.07	$17.70	$16.37

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.11	0.09	0.09	0.12	0.05
Net realized and unrealized gain (loss) on investment transactions	1.03		3.28	2.60	(3.88)	(1.03)	2.77

Total from investment operations	1.07		3.39	2.69	(3.79)	(0.91)	2.82

Less distributions:
Net investment income	—		—	—	(0.11)	(0.12)	(0.05)
Net realized gains	—		—	—	(0.18)	(2.60)	(1.44)

Total distributions	—		—	—	(0.29)	(2.72)	(1.49)

Net asset value, end of period	$17.14		$16.07	$12.68	$9.99	$14.07	$17.70

Total return [2]	6.66%	#	26.74%	26.93%	(27.15% )	(5.30% )	17.43%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$170,559		$163,354	$132,952	$109,336	$170,004	$182,142

Ratio of net expenses to average net assets	1.15%	*	1.15%	1.15%	1.15%	1.14%	1.14%

Ratio of total expenses to average net assets	1.15%	*	1.15%	1.17%	1.15%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.53%	*	0.80%	0.86%	0.66%	0.64%	0.28%

Portfolio turnover rate	21%	#	49%	60%	66%	67%	59%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]	2009 [1]
Net asset value, beginning of period	$11.08		$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	0.64		2.22	1.75	(3.04)

Total from investment operations	0.68		2.30	1.82	(3.00)

Less distributions:
Net investment income	—		—	—	(0.04)

Total distributions	—		—	—	(0.04)

Net asset value, end of period	$11.76		$11.08	$8.78	$6.96

Total return [2]	6.14%	#	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,349		$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	*	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	1.00%	*	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.65%	*	0.89%	0.94%	1.59%	*

Portfolio turnover rate	15%	#	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]	2009 [1]
Net asset value, beginning of period	$9.83		$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19		0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	0.32		0.48	1.85		(2.90)

Total from investment operations	0.51		0.68	2.03		(2.85)

Less distributions:
Net investment income	—		—	—	(a)	(0.03)

Total distributions	—		—	—		(0.03)

Net asset value, end of period	$10.34		$9.83	$9.15		$7.12

Total return [2]	5.19%	#	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,959		$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	*	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	0.99%	*	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	3.85%	*	2.27%	2.27%		2.06%	*

Portfolio turnover rate	1%	#	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$17.55		$15.80	$13.12	$24.09	$24.27	$20.91

Income (loss) from investment operations:
Net investment income (loss)	0.24		0.29	0.26	0.25	0.31	0.28
Net realized and unrealized gain (loss) on investment transactions	1.15		1.46	2.58	(10.01)	4.33	5.98

Total from investment operations	1.39		1.75	2.84	(9.76)	4.64	6.26

Less distributions:
Net investment income	—		—	(0.16)	(0.43)	(0.15)	(0.38)
Net realized gains	—		—	—	(0.78)	(4.67)	(2.52)

Total distributions	—		—	(0.16)	(1.21)	(4.82)	(2.90)

Net asset value, end of period	$18.94		$17.55	$15.80	$13.12	$24.09	$24.27

Total return [2]	7.92%	#	11.08%	21.74%	(41.28% )	20.05%	30.34%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$337,712		$320,108	$270,907	$213,117	$381,328	$294,499

Ratio of net expenses to average net assets	1.19%	*	1.24%	1.27%	1.27%	1.16%	1.19%

Ratio of total expenses to average net assets	1.19%	*	1.24%	1.27%	1.27%	1.18%	1.20%

Ratio of net investment income (loss) to average net assets	2.63%	*	1.77%	1.89%	1.33%	1.14%	1.10%

Portfolio turnover rate	15%	#	34%	48%	108%	95%	52%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]	2009 [1]
Net asset value, beginning of period	$11.82		$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	(0.24)		1.88	3.90		(3.99)

Total from investment operations	(0.16)		1.90	3.93		(3.99)

Less distributions:
Net investment income	—		—	—	(a)	(0.02)

Total distributions	—		—	—		(0.02)

Net asset value, end of period	$11.66		$11.82	$9.92		$5.99

Total return [2]	(1.35%	)#	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,019		$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	*	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.80%	*	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	1.34%	*	0.21%	0.37%		0.04%	*

Portfolio turnover rate	34%	#	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,
			2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$10.80		$8.63	$6.82	$12.00	$18.10	$14.92

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.12	0.19	0.25	0.30	0.24
Net realized and unrealized gain (loss) on investment transactions	1.13		2.05	1.62	(5.02)	(3.49)	4.57

Total from investment operations	1.24		2.17	1.81	(4.77)	(3.19)	4.81

Less distributions:
Net investment income	—		—	—	(0.25)	(0.33)	(0.19)
Return of capital	—		—	—	(0.16)	(0.16)	—
Net realized gains	—		—	—	—	(2.42)	(1.44)

Total distributions	—		—	—	(0.41)	(2.91)	(1.63)

Net asset value, end of period	$12.04		$10.80	$8.63	$6.82	$12.00	$18.10

Total return [2]	11.48%	#	25.14%	26.54%	(39.38% )	(17.87% )	32.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$77,972		$68,420	$50,107	$33,240	$53,684	$71,790

Ratio of total expenses to average net assets	1.00%	*	1.01%	1.03%	1.02%	0.99%	1.00%

Ratio of net investment income (loss) to average net assets	1.88%	*	1.26%	2.93%	2.30%	1.37%	1.56%

Portfolio turnover rate	94%	#	180%	163%	86%	85%	53%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$10.39		$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	0.59		1.46		2.02		(3.21)

Total from investment operations	0.57		1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—		—		(0.10)
Net realized gains	—		—		—	(a)	(0.01)

Total distributions	—		—		—		(0.11)

Net asset value, end of period	$10.96		$10.39		$8.96		$6.95

Total return [2]	5.49%	#	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$28,899		$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.36%	*	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	13%	#	28%		39%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$11.13		$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	0.57		1.44		2.09		(2.65)

Total from investment operations	0.55		1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—		—		(0.15)
Net realized gains	—		—		—	(a)	—	(a)

Total distributions	—		—		—		(0.15)

Net asset value, end of period	$11.68		$11.13		$9.72		$7.64

Total return [2]	4.94%	#	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$142,843		$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.32%	*	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%	*	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	10%	#	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	0.49		1.20		1.64		(2.34)

Total from investment operations	0.47		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		(0.19)
Net realized gains	—		—		—	(a)	—	(a)

Total distributions	—		—		—		(0.19)

Net asset value, end of period	$11.20		$10.73		$9.56		$7.93

Total return [2]	4.38%	#	12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$226,197		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.31%	*	0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.31%	*	0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	7%	#	22%		30%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.39		0.95		1.35		(1.74)

Total from investment operations	0.37		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—	(a)	(0.24)
Net realized gains	—		—		—		(0.02)

Total distributions	—		—		—		(0.26)

Net asset value, end of period	$11.04		$10.67		$9.75		$8.40

Total return [2]	3.47%	#	9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,984		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%	*	0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	10%	#	35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2011 [1] (Unaudited)		Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
			2010 [1]		2009 [1]
Net asset value, beginning of period	$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.28		0.73		0.97	(1.17)

Total from investment operations	0.26		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		— (a)	(0.28)
Net realized gains	—		—		(0.01)	—

Total distributions	—		—		(0.01)	(0.28)

Net asset value, end of period	$10.97		$10.71		$10.01	$9.05

Total return [2]	2.43%	#	6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$50,698		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.34%	*	0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	17%	#	46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index Fund, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation (each a “Fund” and collectively, “the Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The FOFs include the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value ,Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of June 30, 2011 is included with each Fund’s Schedule of Investments.

For the six months ended June 30, 2011, there have been no significant changes to the Funds’ fair value methodologies.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements has not been determined.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2010 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2010, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT’s based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Fund	Sub-adviser
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Asset Servicing, Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity, Emerging Markets Equity, Developed International Index and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoF shall be an asset based fee of 0.01% of each such portfolio’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Custodial Services

Under a custodial agreement, PFPC Trust Company, serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced Fund*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities Fund	1.25%
Large Cap Value	1.00%	Aggressive Allocation Fund*	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation Fund*	0.33%
Index 500	0.40%	Moderate Allocation Fund*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation Fund*	0.33%
Mid Cap Value	1.00%	Conservative Allocation Fund*	0.33%
Mid Core Value	1.25%

*	For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees payable by the Underlying Funds in which the FOF invests.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual and ICMI may recover any administrative services fee or advisory fees that were waived in the preceding three fiscal years, as long as it would not cause the Fund to exceed its expense limitation agreement.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

As of June 30, 2011, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014
Money Market Fund	—	$3,272	$721	$26,071
Large Cap Growth Fund	—	246	—	—
Index 500 Fund	$43,808	52,491	26,437	2,453
Mid Cap Growth Fund	6,245	16,713	2,541	—
Balanced Fund	9,379	39,583	36,499	16,001

As of June 30, 2011, the following funds had waived advisory fees that are subject to recapture by ICMI through the periods stated below:

	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014
Money Market Fund	—	$87,849	$234,908	$130,672
Large Core Growth Fund	$107,833	239,184	173,522	—
Large Core Value Fund	112,678	261,282	206,004	—
SMID Cap Growth Fund	9,347	44,102	36,023	13,940
SMID Cap Value Fund	10,445	44,109	47,247	24,065
Small Cap Value Fund	—	9,991	6,002	—
Small Cap Index Fund	45,212	192,617	157,501	60,933
Developed International Index Fund	136,046	345,131	282,565	120,571
Emerging Markets Equity Fund	53,838	459,043	448,789	—
Aggressive Allocation Fund	5,750	11,429	13,439	4,660
Moderately Conservative Allocation Fund	2,921	6,823	3,741	—
Conservative Allocation Fund	5,239	8,824	8,080	2,389

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Balanced, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective September 10, 2009, Penn Mutual, ICMI, and Penn Series, on behalf of its Money Market Fund, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the September 10, 2009 Agreement, ICMI and Penn Mutual may,

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses,” and are not subject to any net operating expense limitations in effect at the time of such payment.

Total fees of $116,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2011. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2011 are as follows:

Money Market Fund	$3,858,478
Quality Bond Fund	7,538,846
High Yield Bond Fund	3,947,098
Flexibly Managed Fund	40,637,574
Large Growth Stock Fund	33,074,536
Index 500 Fund	9,482,508
Mid Cap Growth Fund	5,729,783
Mid Core Value Fund	3,347,108
SMID Cap Growth Fund	4,494,710
SMID Cap Value Fund	4,502,577
Small Cap Growth Fund	4,936,559
Small Cap Value Fund	7,839,447
International Equity Fund	21,154,984
Large Core Value	20,420,846
Emerging Markets Equity	4,936,460
Small Cap Index Fund	3,200,317
Developed International Index	3,485,583

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended June 30, 2011 were as follows:

Mid Core Value Fund	$22
Small Cap Value Fund	2,221
Emerging Markets Equity Fund	582

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2011, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$31,246,429	$27,130,463	$12,133,690	$20,801,448
Quality Bond Fund	78,330,084	63,025,879	22,403,956	50,222,540
High Yield Bond Fund	—	—	51,673,050	42,131,908
Flexibly Managed Fund	—	—	659,292,854	580,397,675
Balanced Fund	—	—	3,155,604	4,767,800
Large Growth Stock Fund	—	—	36,191,963	35,724,323
Large Cap Growth Fund	—	—	28,557,709	28,189,470

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Large Core Growth Fund	—	—	$75,456,785	$81,904,416
Large Cap Value Fund	—	—	91,430,005	91,404,035
Large Core Value Fund	—	—	35,892,832	45,299,529
Index 500 Fund	—	—	3,346,663	7,232,387
Mid Cap Growth Fund	—	—	49,930,658	52,042,462
Mid Cap Value Fund	—	—	15,121,615	17,995,460
Mid Core Value Fund	—	—	12,033,653	14,491,812
SMID Cap Growth Fund	—	—	28,990,009	28,317,978
SMID Cap Value Fund	—	—	12,390,663	10,302,984
Small Cap Growth Fund	—	—	49,544,716	52,604,593
Small Cap Value Fund	—	—	34,143,664	41,651,849
Small Cap Index Fund	—	—	6,871,413	4,064,665
Developed International Index Fund	—	—	7,632,068	343,834
International Equity Fund	—	—	49,622,259	47,721,469
Emerging Markets Equity Fund	—	—	49,354,860	45,415,686
Real Estate Securities Fund	—	—	70,537,923	70,163,809
Aggressive Allocation Fund	—	—	6,414,758	3,620,938
Moderately Aggressive Allocation Fund	—	—	30,706,061	13,278,426
Moderate Allocation Fund	—	—	32,950,828	16,018,607
Moderately Conservative Allocation Fund	—	—	14,880,069	7,438,464
Conservative Allocation Fund	—	—	11,965,420	7,890,160

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker were refunded to Penn Series to pay certain expenses of the Funds under a commission recapture agreement. The commissions used to pay expenses of the Funds for the six months ended June 30, 2011 were as follows:

Flexibly Managed Fund	$4,097
Large Growth Stock Fund	371
Large Cap Growth Fund	7,896
Large Core Growth Fund	19,543
Mid Cap Growth Fund	5,507
Mid Cap Value Fund	5,143
Mid Core Value Fund	1,491
SMID Cap Growth Fund	4,412
SMID Cap Value Fund	876
Small Cap Growth Fund	12,173
Real Estate Securities Fund	764

The commission recapture agreement was terminated effective July 31, 2011.

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all of investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2010, such

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2010, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	—	$(1,689)	$1,689
Limited Maturity Bond Fund	$(2,007,455)	(218,830)	2,226,285
Quality Bond Fund	(9,261,917)	(4,261,354)	13,523,271
High Yield Bond Fund	(9,099,986)	(97,339)	9,197,325
Flexibly Managed Fund	(21,396,749)	(195,328)	21,592,077
Balanced Fund	110,307	94,426	(204,733)
Large Growth Stock Fund	270,345	42,701,678	(42,972,023)
Large Cap Growth Fund	30,147	—	(30,147)
Large Core Growth	11,467	—	(11,467)
Large Cap Value Fund	(1,327,588)	(44,929)	1,372,517
Large Core Value Fund	(2,243,608)	—	2,243,608
Index 500 Fund	(4,175,516)	11,373,814	(7,198,298)
Mid Cap Growth Fund	125,770	(2,358)	(123,412)
Mid Cap Value Fund	(729,336)	—	729,336
Mid Core Value Fund	(205,289)	—	205,289
SMID Cap Growth Fund	75,251	(2,470,320)	2,395,069
SMID Cap Value Fund	(47,218)	(2,302,795)	2,350,013
Small Cap Growth Fund	362,343	27,976,572	(28,338,915)
Small Cap Value Fund	(1,133,601)	—	1,133,601
Small Cap Index Fund	(186,507)	(404,719)	591,226
Developed International Index Fund	(1,111,199)	(150,138)	1,261,337
International Equity Fund	(6,948,841)	(2,412,182)	9,361,023
Emerging Markets Equity Fund	(322,023)	265,172	56,851
Real Estate Securities Fund	(759,192)	—	759,192
Aggressive Allocation Fund	62,570	(8,585)	(53,985)
Moderately Aggressive Allocation Fund	291,177	(275,976)	(15,201)
Moderate Allocation Fund	485,635	(558,513)	72,878
Moderately Conservative Allocation Fund	193,330	(443,155)	249,825
Conservative Allocation Fund	128,476	(280,596)	152,120

These reclassifications had no effect on net assets or net asset value per share.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2010 and 2009 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2010	$16,846	$—	$—	$16,846
2009	995,807	—	—	995,807
Limited Maturity Bond Fund
2010	2,042,945	183,340	—	2,226,285
2009	2,214,633	190,583	—	2,405,216
Quality Bond Fund
2010	11,975,898	1,547,373	—	13,523,271
2009	13,432,214	—	—	13,432,214
High Yield Bond Fund
2010	9,212,561	—	—	9,212,561
2009	7,171,826	—	—	7,171,826
Flexibly Managed Fund
2010	21,592,077	—	—	21,592,077
2009	24,119,007	—	—	24,119,007
Balanced Fund
2010	1,227,500	—	—	1,227,500
2009	1,495,649	—	—	1,495,649
Large Growth Stock Fund
2010	—	—	—	—
2009	14,089	—	—	14,089
Large Cap Growth Fund
2010	—	—	—	—
2009	49,125	—	—	49,125
Large Core Growth Fund
2010	—	—	—	—
2009	597,050	—	—	597,050
Large Cap Value Fund
2010	1,372,517	—	—	1,372,517
2009	1,844,893	—	—	1,844,893
Large Core Value Fund
2010	2,243,608	—	—	2,243,608
2009	2,431,661	—	—	2,431,661
Index 500 Fund
2010	4,175,516	—	—	4,175,516
2009	4,157,561	—	—	4,157,561
Mid Cap Growth Fund
2010	—	—	—	—
2009	—	—	—	—
Mid Cap Value Fund
2010	729,336	—	—	729,336
2009	495,855	—	—	495,855
Mid Core Value Fund
2010	205,289	—	—	205,289
2009	142,891	—	—	142,891

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
SMID Cap Growth Fund
2010	$1,694,840	$700,229	—	$2,395,069
2009	8,024	10,911	—	18,935
SMID Cap Value Fund
2010	1,215,070	1,134,943	—	2,350,013
2009	34,946	—	—	34,946
Small Cap Growth Fund
2010	—	—	—	—
2009	—	—	—	—
Small Cap Value Fund
2010	1,133,601	—	—	1,133,601
2009	974,874	—	—	974,874
Small Cap Index Fund
2010	591,226	—	—	591,226
2009	124,268	—	—	124,268
Developed International Index Fund
2010	1,252,982	8,355	—	1,261,337
2009	538,481	47,690	—	586,171
International Equity Fund
2010	9,361,023	—	—	9,361,023
2009	3,830,742	—	—	3,830,742
Emerging Markets Equity Fund
2010	56,851	—	—	56,851
2009	169,367	—	—	169,367
REIT Fund
2010	759,192	—	—	759,192
2009	1,098,938	—	—	1,098,938
Aggressive Allocation Fund
2010	352,907	82,205	—	435,112
2009	209,385	—	—	209,385
Moderately Aggressive Allocation Fund
2010	2,158,865	351,182	—	2,510,047
2009	1,076,981	5,947	—	1,082,928
Moderate Allocation Fund
2010	4,029,335	510,686	—	4,540,021
2009	2,185,047	8,598	—	2,193,645
Moderately Conservative Allocation Fund
2010	1,742,540	269,099	—	2,011,639
2009	1,006,653	—	—	1,006,653
Conservative Allocation Fund
2010	1,086,356	102,472	—	1,188,828
2009	997,318	13,276	—	1,010,594

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Components of distributable earnings:

As of December 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	($10,596,534)	($10,596,534)
Flexibly Managed Fund	(55,332,662)	(55,332,662)
Balanced Fund	(1,754,622)	(1,754,622)
Large Growth Stock Fund	(32,364,195)	(32,364,195)
Large Cap Growth Fund	(4,810,983)	(4,810,983)
Large Core Growth Fund	(39,583,803)	(39,583,803)
Large Cap Value Fund	(40,486,187)	(40,486,187)
Large Core Value Fund	(38,522,278)	(38,522,278)
Index 500 Fund	(16,814,035)	(16,814,035)
Mid Cap Growth Fund	(14,366,860)	(14,366,860)
Mid Cap Value Fund	(13,388,384)	(13,388,384)
Mid Core Value Fund	(11,260,728)	(11,260,728)
Small Cap Growth Fund	(7,836,864)	(7,836,864)
Small Cap Value Fund	(17,391,829)	(17,391,829)
International Equity Fund	(79,463,849)	(79,463,849)
Emerging Markets Equity Fund	(10,578,245)	(10,578,245)
Real Estate Securities Fund	(7,812,001)	(7,812,001)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2010, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	$243,312	—	—	—	—	$5,262,093	$5,091,128	—	$10,596,534
Flexibly Managed Fund	—	—	—	—	—	—	55,332,662	—	55,332,662
Balanced Fund	—	—	—	—	—	273,934	1,478,469	$2,219	1,754,622
Large Growth Stock Fund	10,937,396	—	—	—	—	3,795,667	17,631,132	—	32,364,195
Large Cap Growth Fund	—	—	—	—	—	1,552,135	3,258,848	—	4,810,983
Large Core Growth Fund	—	—	—	—	—	4,902,158	34,681,645	—	39,583,803
Large Cap Value Fund	—	—	—	—	—	13,658,183	26,828,004	—	40,486,187
Large Core Value Fund	—	—	—	—	—	9,958,541	28,563,737	—	38,522,278
Index 500 Fund	—	—	$5,029,803	$1,916,180	$187,860	4,110,871	2,801,580	2,767,741	16,814,035
Mid Cap Growth Fund	—	—	—	—	—	315,266	14,051,594	—	14,366,860
Mid Cap Value Fund	—	—	—	—	—	—	13,388,384	—	13,388,384
Mid Core Value Fund	—	—	—	—	—	—	11,260,728	—	11,260,728
Small Cap Growth Fund	—	—	—	—	—	6,651,080	1,185,784	—	7,836,864
Small Cap Value Fund	—	—	—	—	—	—	17,391,829	—	17,391,829
International Equity Fund	—	—	—	—	—	19,155,146	53,636,686	6,672,017	79,463,849
Emerging Markets Equity Fund	—	—	—	—	—	—	10,578,245	—	10,578,245
Real Estate Securities Fund	—	—	—	—	—	—	7,812,001	—	7,812,001

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

During the year ended December 31, 2010, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$3,804
High Yield Bond Fund	3,182,116
Flexibly Managed Fund	107,073,511
Large Growth Stock Fund	4,152,868
Large Cap Growth Fund	2,495,938
Large Core Growth Fund	6,030,645
Large Cap Value Fund	10,962,221
Large Core Value Fund	1,205,314
Mid Cap Growth Fund	8,324,104
Mid Cap Value Fund	3,936,661
Mid Core Value Fund	5,700,289
SMID Cap Value Fund	90,729
Small Cap Growth Fund	7,640,145
Small Cap Value Fund	10,616,884
Small Cap Index Fund	200,577
Emerging Markets Equity Fund	8,500,896
Real Estate Securities Fund	11,677,571

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2010 through December 31, 2010 as having occurred on January 1, 2011:

	Currency	Capital
Limited Maturity Bond Fund	—	$15,763
Quality Bond Fund	—	1,185,526
Developed International Index Fund	3,279	—
International Equity Fund	930,887	—
Emerging Markets Equity Fund	45,028	—

Tax cost of securities:

At June 30, 2011, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2011 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$141,200,509	—	—	—
Limited Maturity Bond	160,089,578	$3,139,362	($701,050)	$2,438,312
Quality Bond Fund	427,071,733	13,173,163	(2,482,186)	10,690,977
High Yield Bond Fund	137,697,881	7,012,130	(1,250,891)	5,761,239
Flexibly Managed Fund	1,509,080,656	211,173,961	(16,256,440)	194,917,521
Balanced Fund	58,263,849	7,019,300	—	7,019,300
Large Growth Stock Fund	139,802,299	46,568,777	(1,905,295)	44,663,482
Large Cap Growth Fund	31,434,322	4,423,495	(594,692)	3,828,803
Large Core Growth Fund	97,500,729	26,746,833	(1,017,259)	25,729,574
Large Cap Value Fund	169,255,502	18,955,002	(5,109,482)	13,845,520
Large Core Value Fund	125,404,896	29,625,539	(1,253,986)	28,371,553
Index 500 Fund	247,866,463	64,123,102	(37,752,997)	26,370,105

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Growth Fund	$90,630,998	$31,073,888	$(1,311,772)	$29,762,116
Mid Cap Value Fund	98,665,878	28,323,682	(2,215,936)	26,107,746
Mid Core Value Fund	44,955,580	11,749,899	(502,118)	11,247,781
SMID Cap Growth Fund	26,763,650	2,545,017	(610,569)	1,934,448
SMID Cap Value Fund	26,580,130	5,069,940	(598,778)	4,471,162
Small Cap Growth Fund	103,694,157	15,343,821	(2,532,004)	12,811,817
Small Cap Value Fund	142,424,988	32,690,090	(6,176,770)	26,513,320
Small Cap Index Fund	22,929,456	6,977,432	(852,463)	6,124,969
Developed International Index Fund	55,199,801	10,460,991	(2,566,029)	7,894,962
International Equity Fund	260,999,655	81,599,680	(1,190,429)	80,409,251
Emerging Markets Equity Fund	116,985,200	28,862,465	(3,928,705)	24,933,760
Real Estate Securities Fund	74,161,099	5,111,661	(1,063,976)	4,047,685
Aggressive Allocation Fund	22,053,597	6,884,113	—	6,884,113
Moderately Aggressive Fund	113,942,888	29,125,200	—	29,125,200
Moderate Allocation Fund	187,337,739	38,974,875	—	38,974,875
Moderately Conservative Allocation Fund	71,522,428	11,466,612	—	11,466,612
Conservative Allocation Fund	45,701,825	5,026,681	—	5,026,681

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. The Act permits the Funds to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective Indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Fund’s investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movement and the potential of greater loss than if these techniques had not been used by the Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Index 500 and Developed International Index and Small Cap Index Funds have entered into futures contracts during the six months ended June 30, 2011. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2011 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	9/16/2011	54	$1,316	$121,498
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	9/16/2011	27	$1,716	81,860
Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/16/2011	11	$825	49,617

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of June 30, 2011 are classified as Level 1.

The open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2011 is indicative of the volume of activity during the period.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Fund may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change is unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Large Cap Value Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Transactions in options written during the six months ended June 30, 2011 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2010	39,474	$7,528,779
Options written	52,236	9,467,046
Options repurchased	(21,593)	(5,298,265)
Options expired	(1,543)	(103,150)
Options exercised	(3,738)	(452,134)

Options outstanding at June 30, 2011	64,836	$11,142,276

The options written during the six months ended June 30, 2011 for the Flexibly Managed Fund is indicative of the volume of activity during the period.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at June 30, 2011 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Euro	UBS Securities	09/09/2011	50,000	0.69101	$71,392	$72,358	$966
Buy	Euro	Royal Bank of Scotland	09/09/2011	51,160	0.69101	72,564	74,037	1,473
Buy	Euro	State Street	09/09/2011	44,000	0.69101	62,146	63,675	1,529
Buy	Euro	UBS Securities	09/09/2011	155,797	0.69101	223,372	225,462	2,090
Sell	Euro	Royal Bank of Scotland	09/09/2011	(4,300,000)	0.69101	(6,296,331)	(6,222,755)	73,576
Buy	Pounds Sterling	State Street	07/08/2011	2,000	0.62313	3,293	3,210	(83)
Buy	Pounds Sterling	State Street	07/08/2011	2,000	0.62313	3,243	3,210	(33)

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Pounds Sterling	State Street	07/08/2011	4,000	0.62313	$6,479	$6,419	$(60)
Sell	Pounds Sterling	State Street	07/08/2011	(102,381)	0.62313	(166,772)	(164,300)	2,472
Sell	Pounds Sterling	Citibank	07/08/2011	(100,000)	0.62313	(162,231)	(160,479)	1,752

	Total							$83,682

The total market value of forward foreign currency contracts held in the High Yield Bond Fund as of June 30, 2011 are classified as Level 2.

The open forward currency contracts held by the High Yield Bond Fund at June 30, 2011 is indicative of the volume of activity during the period.

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of June 30, 2011:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2011:

Portfolio	Asset Derivative Value		Liability Derivative Value
	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$83,858	—	$176
Flexibly Managed Fund	—	—	$10,798,279	—
Index 500 Fund	$121,498	—	—	—
Small Cap Index Fund	49,617	—	—	—
Developed International Index Fund	81,860	—	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$488,041
Flexibly Managed Fund	$7,562,795	—
Index 500 Fund	18,530	—
Small Cap Index Fund	37,108	—
Developed International Index Fund	132,289	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$82,916
Flexibly Managed Fund	$3,680,465	—
Index 500 Fund	127,740	—
Small Cap Index Fund	15,026	—
Developed International Index Fund	(51,563)	—
International Equity Fund	—	(2,616,714)

* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by fund during the six months ended June 30, 2011. The average balance of derivatives held is indicative of the trading volume of each Fund.

Portfolio	Average Derivative Volume
	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	($5,205,206)	—	—	—
Flexibly Managed Fund	—	—	—	($10,836,113)
Index 500 Fund	—	$3,131,362	—	—
Small Cap Index Fund	—	783,851	—	—
Developed International Index Fund	—	2,616,683	—	—
International Equity Fund	(19,083,705)	—	—	—

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (Unaudited)

10 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the six months ended June 30, 2011 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below.

For Funds with Securities on Loan at June 30, 2011	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Small Cap Growth Fund	$21,966,454	$22,444,677	$60,618	$141,106
Small Cap Index Fund	5,830	6,020	5,737	14,162

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

Except as described below, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Effective July 18, 2011, The Bank of New York Mellon (“BNY Mellon”) serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pays BNY Mellon, on a monthly basis, an annual custody fee of 0.01%. BNY Mellon serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

PENN SERIES FUNDS, INC.

JUNE 30, 2011 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 24, 2011. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2011 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

PENN SERIES FUNDS, INC.

JUNE 30, 2011

Board Approval of Investment Sub-Advisory Agreement

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Real Estate Securities Fund (the “Fund”). At a meeting of the Company’s Board of Directors held on February 23, 2011, ICMI recommended, and the Board of Directors, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company (collectively, the “Independent Directors”), approved, the following sub-adviser change:

Fund	Replaced Sub-Adviser	New Sub-Adviser
Real Estate Securities Fund	Heitman Real Estate Securities LLC	Cohen & Steers Capital Management, Inc.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) began providing day-to-day investment management services to the Fund on May 1, 2011. Cohen & Steers serves under an investment sub-advisory agreement with ICMI (the “Investment Sub-Advisory Agreement”). Under the Investment Sub-Advisory Agreement, Cohen & Steers makes investment decisions for the assets of the Fund, and continuously reviews, supervises and administers the Fund’s investment program. Cohen & Steers is independent of ICMI and discharges its responsibilities subject to the supervision of ICMI and the Directors of the Company, and in a manner consistent with the Fund’s investment objectives, policies and limitations.

Directors’ Considerations of the Investment Sub-Advisory Agreement. In evaluating Cohen & Steers, the Directors received written and oral information from ICMI and Cohen & Steers. ICMI recommended the selection of Cohen & Steers and reviewed the considerations and the search process that led to its recommendation. The Directors also met with representatives of ICMI and Cohen & Steers and considered information about portfolio managers, investment philosophies, strategies and processes, brokerage practices and compliance processes, as well as other factors. As further outlined below, in approving Cohen & Steers as sub-adviser to the Fund, the Directors carefully evaluated: (1) the nature, extent and quality of the services expected to be rendered to the Fund; (2) the performance record of Cohen & Steers; and (3) the costs of the services expected to be rendered to the Fund. The Directors discussed the written materials that the Board received before the meeting and Cohen & Steers’ oral presentations and any other information that the Board received at the meeting, and deliberated on approving the Investment Sub-Advisory Agreement in light of this information. The Directors used the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve Cohen & Steers as sub-adviser to the Fund.

Nature, Extent and Quality of Sub-Advisory Services. In considering the nature, extent and quality of the services to be provided by Cohen & Steers, the Board evaluated, among other things, Cohen & Steers’ business, personnel, experience, investment decision process, track record, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program and the resources of Cohen & Steers to be dedicated to the Fund, and, based on such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by Cohen & Steers to the Fund and the resources of Cohen & Steers to be dedicated to the Fund supported approval of the Investment Sub-Advisory Agreement.

Performance Record. In considering the past performance record of Cohen & Steers, the Board evaluated the recent and long-term performance of the similar accounts managed by Cohen & Steers relative to their respective peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends and both market risk and shareholder risk expectations, and, based on such evaluation, the Board concluded, within the context of its full deliberations, that Cohen & Steers’ performance (both actual performance and comparable performance) supported approval of the Investment Sub-Advisory Agreement.

Costs of Sub-Advisory Services. In considering the costs of the sub-advisory services to be provided by Cohen & Steers, the Board evaluated (a) the services to be provided by Cohen & Steers; (b) the sub-advisory fees to be charged to the Fund; (c) the sub-advisory fees to be charged to the Fund in comparison to sub-advisory fees charged to other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of

PENN SERIES FUNDS, INC.

JUNE 30, 2011

comparable accounts; and (d) the fact that Cohen & Steers will be compensated by ICMI and not by the Fund directly and that such compensation reflects an arms-length negotiation between Cohen & Steers and ICMI, and, based on such evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fees charged under the Investment Sub-Advisory Agreement are reasonable and supported approval of the Investment Sub-Advisory Agreement.

Profitability. Because it was not possible to determine the profitability that Cohen & Steers might achieve with respect to the services Cohen & Steers will provide to the Fund, the Board did not make any conclusions regarding Cohen & Steers’ profitability, but did take into account the fact that Cohen & Steers will be compensated by ICMI and not by the Fund directly and that such compensation reflects an arms-length negotiation between Cohen & Steers and ICMI.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, the Fund and its shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and Cohen & Steers.

Based on the Directors’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Investment Sub-Advisory Agreement and concluded that the compensation under the Investment Sub-Advisory Agreement is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PENN SERIES FUNDS, INC.

JUNE 30, 2011

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

ICMI acts as “manager of managers” for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company’s Board of Directors has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company’s Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser’s regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds’ investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreement(s) or “interested persons” (as defined under the 1940 Act) of any party to the Investment Advisory Agreement(s) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company’s Board called and held a meeting on May 19, 2011 to consider whether to renew the Advisory Agreement between the Company and ICMI with respect to the Penn Series Funds. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 19, 2011 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI’s compliance program, and various other matters. In addition, at the May 19, 2011 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) on behalf of the respective Sub-Advised Funds.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
Allianz Global Investors Capital LLC	Small Cap Growth Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Lord, Abbett & Co. LLC	Mid Core Value Fund

PENN SERIES FUNDS, INC.

JUNE 30, 2011

Sub-Adviser	Fund
Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund
Morgan Stanley Investment Management Company
Morgan Stanley Investment Management Limited
Neuberger Berman Management LLC	Mid Cap Value Fund
OppenheimerFunds Inc.	Large Cap Value Fund
SSgA Funds Management, Inc.	Index 500 Fund
SSgA Funds Management, Inc.	Small Cap Index Fund
SSgA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Turner Investment Partners, Inc.	Mid Cap Growth Fund
Turner Investment Partners, Inc.	Large Cap Growth Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Inc.	Large Core Growth Fund
Wells Capital Management Inc.	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the May 19, 2011 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds’ operations and the funds’ performance and the services of ICMI and the Sub-Advisers. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and the Sub-Advisers addressed, among other matters, the following: (a) the quality of ICMI’s and the Sub-Advisers’ investment management and other services and, with respect to ICMI, its services as a “manager of managers” of the Sub-Advised Funds; (b) ICMI’s and the Sub-Advisers’ investment management personnel; (c) ICMI’s and the Sub-Advisers’ operations and financial condition; (d) ICMI’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) ICMI’s and the Sub-Advisers’ compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI’s and Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 19, 2011 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

PENN SERIES FUNDS, INC.

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•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s and the Sub-Advisers’ business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund’s investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI’s and certain Sub-Adviser’s agreements to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund’s shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board

PENN SERIES FUNDS, INC.

JUNE 30, 2011

concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

The Penn Mutual Life Insurance Company

The Penn Insurance and Annuity Company

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2011 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual. com

PM1631	06/11

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter governing its operations. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSRS was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of ethics — not applicable to this semi-annual report.

(2)	Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSRS with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman

President

Date:	September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman

President

Date:	September 2, 2011

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce

Treasurer

Date:	September 2, 2011